UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts  02199-8197

(Address of principal executive offices)    (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
September 30, 2023

Loomis Sayles Core Plus Bond Fund
Loomis Sayles Credit Income Fund
Loomis Sayles Global Allocation Fund
Loomis Sayles Growth Fund
Loomis Sayles Intermediate Duration Bond Fund
Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Core Plus Bond Fund

Managers
Ian Anderson
Peter W. Palfrey, CFA®
Richard G. Raczkowski
Barath W. Sankaran, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	NEFRX
Class C	NECRX
Class N	NERNX
Class Y	NERYX

Investment Goal
The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions
The US fixed income market produced a narrow gain in the 12 months ended September 30, 2023, albeit with a high level of volatility along the way. The majority of positive return occurred in the early part of the period. During this time, signs of cooling inflation and slightly more dovish commentary from US Federal Reserve (Fed) officials raised hopes that the central bank was approaching the end of its long series of interest rate hikes, even as the Fed continued to raise rates. This backdrop changed for the worse as crude oil prices surged to their highest level since July 2022, raising the possibility that inflation—which had been ticking lower since late last year—would begin to reaccelerate. In addition to being hurt by the prospect of rising rates, US Treasuries faced pressure from increased supply due to the need to fund the nation’s burgeoning debt load. Later in the period, the possibility of a government shutdown emerged as an additional source of instability for the market.
Investment grade corporate bonds logged robust, broad-based gains and strongly outperformed Treasuries. The category was helped by both its yield advantage and a decline in its yield spread relative to government issues. Lower-rated bonds, shorter-term debt, and economically sensitive issues exhibited leadership. High yield corporate bonds delivered a strong, double-digit gain and finished well ahead of the investment grade market, mostly due to its lower degree of sensitivity to interest rates. A large contribution from yield helped results, as did a decline in yield spreads brought about by investors’ elevated appetite for risk.
Floating rate securitized credit sectors displayed outperformance versus corporates and the broader fixed income markets. Agency mortgage-backed securities (MBS) continued to suffer from unfavorable supply/demand dynamics. Despite elevated levels of rate volatility, agency MBS outperformed US Treasuries over the period.
Performance Results
For the 12 months ended September 30, 2023, Class Y shares of the Loomis Sayles Core Plus Bond Fund returned 1.28% at net asset value. The Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.64%.
Explanation of Fund Performance
The Fund’s excess returns over the trailing twelve months were primarily driven by sector allocation. Out-of-benchmark positions in “plus” sectors were the most impactful. We currently hold non-US dollar local government emerging market bonds in Mexico and Uruguay, which has been an important source of diversification and yield. Our allocation to high yield was also additive, due to spread tightening over the period and its lower interest rate sensitivity in general. Allocations to floating rate bank loans and collateralized loan obligations (CLOs) contributed positively, also a result of lower interest rate sensitivity. Within the “core” sectors, the Fund’s market value underweight to US Treasuries contributed to positive relative performance, while the underweight to investment grade corporates was a detractor.
Security selection over the period was also positive, as our relative value process identified issues and issuers which outperformed the benchmark across investment grade corporate, securitized credit, government-related, and securitized agency sectors. Securities held within the finance companies, banking, and electric utilities industries contributed the most to corporate-specific returns. Within government-related, our security selection in sovereigns was a contributor, while our decision not to own supranationals detracted. A 2% allocation to non-agency commercial mortgage-backed securities (CMBS), diversified across retail, office, and hospitality, also detracted.
The primary detractor from relative performance was due to duration and yield curve positioning. The Fund’s interest rate risk, as measured by duration, was higher than that of the benchmark by 1.3 years. This detracted from relative value in an environment of rising yields. Additionally, our decision to concentrate in the belly of the yield curve modestly detracted from relative returns. We are
1 |

Loomis Sayles Core Plus Bond Fund
expressing our duration and curve views through US Treasuries and utilizing interest rate futures to make adjustments efficiently. Exposure to Ultra Bond interest rate futures, which effectively increased the Fund’s allocation to the long end of the curve, detracted from performance.
Outlook
We continue to believe that we remain in the very late expansion phase of the credit cycle1, and that the significant increase in rates is now starting to impact business and consumer spending decisions. Corporate and consumer balance sheets have begun to show some signs of strain, and we expect the lagged effects of tighter credit conditions on the real economy will eventually translate to employment pressure and corporate profit degradation. Should growth and inflation sufficiently moderate over the coming three-to-six-month period, we think the Fed can pause hiking at or near the current 5.5% fed funds rate, and then consider easing policy somewhat starting in early summer 2024. This "soft landing" scenario is also currently the stated goal of the Fed. Recession risk could continue to be a factor if incoming economic data obscures the true impact of higher rates and restrictive monetary policy pushes the economy into downturn. We believe interest rates are likely to fall in either of those scenarios and are positioned with more interest rate risk in the portfolio relative to our benchmark. Our yield curve positioning continues to be concentrated in the five-to-ten-year part of the curve, an expression of our view that the yield curve will steepen, with short-term rates falling more sharply than long-term rates. The primary risk we face is that inflation remains above the Fed’s target, and doesn't moderate as we forecast, in which case we could see more rate hikes, and a peak fed funds rate of 6% or higher.
Portfolio liquidity remains at cycle highs, with nearly 40% of the portfolio in US Treasuries and cash equivalents. Looking ahead, we expect Treasury valuations to be supported by slowing economic activity and decelerating inflation. Additionally, Treasuries are a source of significant liquidity for re-entering credit sectors, should tangible signs of economic weakness cause credit spreads to widen from current levels. Weaker agency MBS valuations provided an opportunity to add to the sector in August, although we remain modestly underweight. In our view, MBS remain an attractive alternative to credit securities given their high current yield, return potential and the full backing of the US agencies. Within investment grade corporate credit, we remain approximately 8% market value underweight. We have a modest bias towards BBB-rated securities for incremental carry and tend to favor industries that we believe are less economically sensitive.
We have a large overweight to investment grade securitized credit, primarily in the front end of the yield curve for more defensive, non-corporate yield. We continue to favor higher-rated asset-backed securities (ABS) related to consumer receivables, as well as whole loan ABS, and have minimal exposure to commercial real estate.
Within the plus sectors, we have continued to reduce our overall allocation to high yield, which is currently approximately 5% in fixed rate high yield corporates, including just over 1% in emerging market high yield corporates. We have been incrementally reducing high yield exposure in response to the Fed's aggressive tightening path along with growing signs of economic slowdown. We have rotated bank loan exposure to high quality, investment grade CLOs, which are now at approximately 3%. We currently hold a 3.3% allocation to non-US dollar, now evenly split between Mexico and Uruguay, after monetizing a portion of our Mexican exposure to lock in significant gains.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.
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Loomis Sayles Core Plus Bond Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
September 30, 2013 through September 30, 2023

3 |

Loomis Sayles Core Plus Bond Fund
Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[3]
				Gross	Net
Class Y
NAV	1.28%	0.51%	1.80%	0.49%	0.49%
Class A
NAV	1.04	0.27	1.55	0.74	0.74
With 4.25% Maximum Sales Charge	-3.28	-0.61	1.12
Class C
NAV	0.26	-0.49	0.94	1.49	1.49
With CDSC[4]	-0.72	-0.49	0.94
Class N
NAV	1.37	0.62	1.90	0.38	0.38
Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	0.64	0.10	1.13
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-
registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 4

Loomis Sayles Credit Income Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Peter Sheehan*
Elaine M. Stokes
Loomis, Sayles & Company, L.P.

Symbols
Class A	LOCAX
Class C	LOCCX
Class N	LOCNX
Class Y	LOCYX

*	Effective June 30, 2023, Peter Sheehan serves as portfolio manager of the Fund.

Investment Goal
The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions
The US fixed income market produced a narrow gain in the 12 months ended September 30, 2023, albeit with a high level of volatility along the way. The majority of the positive return occurred in the early part of the period. During this time, signs of cooling inflation and slightly more dovish commentary from US Federal Reserve (Fed) officials raised hopes that the central bank was approaching the end of its long series of interest rate hikes. While the Fed continued to raise rates—with a total of 1.25 percentage points of increases in late 2022, followed by four quarter-point hikes in 2023—investors appeared encouraged by hopes that the Fed was nearing the end of its hiking cycle.
This backdrop changed for the worse in the final three months of the period, leading to a downturn that significantly dampened 12-month returns. Crude oil prices surged to their highest level since July 2022, raising the possibility that inflation—which had been ticking lower since late last year—would begin to reaccelerate. In addition, the Fed made it clear that although its pace of interest rate increases slowed in 2023, it remained open to further hikes if necessary. These developments fed through to longer-term expectations, with the futures markets beginning to factor in fewer rate cuts in 2024 than was the case earlier in the year.
US Treasuries posted a loss and underperformed the more credit-oriented areas of the bond market in the annual period. Performance was mixed across the curve:  while the two and five-year issues produced positive total returns, the 10-year note lost ground and the 30-year bond suffered a double-digit loss. In terms of yield movements, the two-year climbed from 4.22% at the start of the period to 5.03% on the final trading day of September 2023, and the 10-year rose from 3.83% to 4.57%.
Notably, the yield curve remained inverted throughout the period (meaning that short-term yields traded above those on longer-term debt). At the end of June, in fact, the curve was at its highest degree of inversion on the last day of a calendar quarter in history. Although an inverted yield curve has often been a precursor to a recession historically, economic growth stayed in positive territory.
Investment grade corporate bonds logged robust, broad-based gains and strongly outperformed Treasuries. The category was helped by both its yield advantage and a decline in its yield spread relative to government issues. The ICE BofA US Corporate Index Option-Adjusted Spread opened the period at 1.67 over Treasuries and closed at 1.23, indicating outperformance. Lower-rated bonds, shorter-term debt, and economically sensitive issues exhibited leadership, providing a tailwind for the category.
High yield corporate bonds delivered a strong, double-digit gain and finished well ahead of the investment-grade market, mostly due to the lower duration of high yield. A large contribution from yield helped results, as did a decline in yield spreads brought about by investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment and were one of the top-performing segments of the bond market.
Over the prior year, securitized assets produced largely positive total returns, with the exception of non-agency commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS). Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) provided particularly strong returns over the period, with portions of the residential mortgage-backed securities (RMBS) market also outperforming. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency CMBS performance over the period. The shorter duration in most securitized credit sectors led to outperformance versus corporates and the broader Bloomberg US Aggregate Bond Index. A challenging technical backdrop negatively impacted agency MBS returns as elevated levels of rate volatility continued. However, agency MBS did outperform US Treasuries over the period.
5 |

Loomis Sayles Credit Income Fund
Developed market government bonds weakened in local currency terms given the challenging rate environment. However, emerging market bonds gained ground, reflecting both positive local market performance and favorable currency translation.
Performance Results
For the 12 months ended September 30, 2023, Class Y shares of the Loomis Sayles Credit Income Fund returned 3.27% at net asset value. The Fund underperformed its benchmark, the Bloomberg US Credit Index, which returned 3.47%.
Explanation of Fund Performance
The year brought continued volatility as the positive returns investors realized in the first half of the year were erased by the rise in US long-term yields during the third quarter of 2023. Due to this volatility, the Fund underperformed its index during the period. Duration positioning in US Treasuries was the main detractor from performance, and the team continued to use Treasury futures to manage overall portfolio duration, which had a negative impact. The Fund began the period with shorter duration relative to the benchmark but brought overall duration positioning closer to neutral (increased duration) during the year as we believed the Fed could be nearing the end of its hiking cycle. Given this positioning, the rise in interest rates in 2023 led to the majority of negative returns.
Both high yield and investment grade credit were strong contributors to performance over the year. Within high yield credit, our higher conviction names in the consumer cyclical and communications space were beneficial. For investment grade credit, names in banking and consumer cyclical were positive. Securitized credit was also beneficial given the asset class’ shorter duration profile. Here, holdings in CLOs aided returns. Finally, performance was aided by defensive, reserve-like positions.
Outlook
A rise in US long-term yields during the third quarter erased the overall positive returns realized in the first half of the year across most sectors of the global fixed income market. Inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and helped create optimism early in the year that central banks would be able to conclude their long series of interest rate hikes. More recently, a re-pricing of expectations for growth (resilient), inflation (stickier) and Fed policy (higher for longer), as well as concern for significant US Treasury issuance over the coming 12-24 months, pushed yields higher. Since hitting a low of 3.31% for the year on April 6, the 10-year US Treasury yield climbed higher, ending September at 4.57%. As a result, performance of high quality, long duration bonds suffered. Sectors that have less interest rate sensitivity, such as high yield corporates and bank loans, continue to be bright spots on a year-to-date return basis.
In our view, the credit cycle1is firmly in the late cycle stage. Monetary policy is restrictive and lending standards have tightened; however, the economic backdrop has remained resilient and forecasts are reflecting better-than-expected growth for the remainder of 2023. Most notably, resiliency can be seen in areas such as services/housing, while manufacturing has also experienced a bounce from more depressed levels witnessed late last year. While the risk of downturn remains, at this time we do not expect a technical recession of back-to-back quarters with negative GDP. Our base case calls for below trend US growth and our view is dependent on a strong consumer and stable corporate fundamentals. The consumer appears to maintain strong levels of excess savings and continues to spend at a healthy rate. Shifts in hiring and firing dynamics, including labor hoarding, have led to employment remaining robust. We believe these factors should help support consumer confidence and spending going forward. Monetary policy has helped to cool employment, but it is still growing, and investors have likely had to reassess how much flexibility the Fed may have in the near term.
Corporate fundamentals appear stable, highlighted by strong leverage and interest coverage ratios, and specific to the high yield market, a maturity wall that seems manageable, in our opinion, through 2025. We are carefully monitoring the pace of corporate earnings growth. Earnings have contracted over the past three quarters, putting us in the midst of a “profits recession.” While we believe earnings will trough at the end of 2023, if this trend continues, or accelerates as pricing power fades and margins come under further pressure, companies may need to aggressively cut costs (via job cuts). This could lead to an environment where the pace of earnings growth declines materially and ultimately leads to recession. Under this scenario, we believe a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity that could result in a mild or shallow recession.
While inflation has peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, in our opinion inflation will continue to be sticky. We believe inflation will remain elevated and above the Fed's target through the end of 2023 and into 2024 as services inflation remains high, which is worrisome because services inflation is currently stickier than goods inflation. Rising wages may be a major factor that keeps inflation elevated and constrains Fed policy in the near term. In addition, we foresee longer-term structural concerns that could support higher levels of inflation, including the impact of de-globalization, de-carbonization, aging demographics and growing government deficits. We anticipate the Fed will be driven by how firm evidence is that inflation continues to moderate. The potential for an extended Fed pause and short-term rates that stay “higher for longer” remains; in our view, policymakers will be slow to react to the onset of a downturn and will likely tolerate a rise in unemployment, particularly
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Loomis Sayles Credit Income Fund
while inflation is above target. We believe value has returned to US fixed income markets and a combination of discount-to-par, favorable yields and an increase in issuer performance dispersion is helping to create opportunities in bonds. We expect defaults/losses to remain relatively low, while slowly increasing to more normal levels associated with a late cycle environment. With the potential for a downturn in 2024, we have been holding larger-than-average liquid reserves. We are comfortable with how we are being compensated by short-term yields as we patiently wait for opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider re-deploying reserves. Overall, we are maintaining an up-in-quality bias and are focused on credits that we believe can weather a slowdown, or credits that will benefit from the transition of goods to services spending. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese growth, geopolitical risk, and the broader economic impact of a further decline in the commercial real estate market. Much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. We believe the 10-year US Treasury range is currently around 3.75% - 4.75%, with a potential path to 5% over the long term. We have structured our portfolios for a steeper yield curve, which we believe will be primarily driven by a fall in short-term rates as inflation moderates, combined with secular trends that could potentially keep a floor under long-term yields.
The Fund closed as of November 6, 2023, and as it closed, primary consideration was given to clients and their interests. There was no unusual market action that affected our trading of the portfolio during liquidation. All Fund assets were subsequently redeemed or distributed to Fund shareholders.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
September 29, 2020 (inception) through September 30, 2023

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Loomis Sayles Credit Income Fund
Average Annual Total Returns — September 30, 2023[1]
	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net
Class Y (Inception 9/29/20)
NAV	3.27%	-2.88%	3.12%	0.57%
Class A (Inception 9/29/20)
NAV	3.13	-3.08	3.37	0.82
With 4.25% Maximum Sales Charge	-1.26	-4.46
Class C (Inception 9/29/20)
NAV	2.37	-3.85	4.18	1.57
With CDSC[4]	1.38	-3.85
Class N (Inception 9/29/20)
NAV	3.45	-2.79	1.30	0.52
Comparative Performance
Bloomberg U.S. Credit Index[2]	3.47	-4.89
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The Index is a subset of the U.S. Government/Credit Index and U.S. Aggregate Index.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
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Loomis Sayles Global Allocation Fund

Managers
Matthew J. Eagan, CFA®
Eileen N. Riley, CFA®
David W. Rolley, CFA®
Lee M. Rosenbaum
Loomis, Sayles & Company, L.P

Symbols
Class A	LGMAX
Class C	LGMCX
Class N	LGMNX
Class Y	LSWWX

Investment Goal
The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions
The past 12-month period was characterized by “risk on” sentiment, with credit and equity markets outperforming global government bonds. One reason for the favorable showing from risk assets was timing:  when the reporting period began in October 2022, risk assets were near the end of a protracted, 10-month decline brought about by the US Federal Reserve’s (Fed) aggressive interest rate increases. By the fourth quarter of 2022, however, cooler inflation prompted investors to begin looking ahead to when the central bank could shift to a neutral policy. Although the Fed continued to raise rates throughout 2023, the slower pace of tightening fostered persistent optimism about the longer-term outlook. The markets were further cheered by economic data and corporate earnings that consistently exceeded the depressed expectations that were in place in late 2022.
While total returns were generally positive for the full period, the backdrop became less supportive in August and September of 2023. A sharp increase in oil prices raised fears that inflation would reaccelerate and lead the Fed and other central banks to maintain tight monetary policies for longer than the markets had been expecting. Signs of slowing growth, particularly in Europe and China, further weighed on sentiment by raising the odds that the world economy could enter a period of stagflation.
The US fixed-income market posted a narrow gain for the 12 months ended September 30, 2023, albeit with a high level of volatility along the way. US Treasuries suffered losses and underperformed the more credit-oriented areas of the bond market. Performance was mixed across the yield curve:  while the two- and five-year issues produced positive total returns, the 10-year note lost ground and the 30-year bond experienced a double-digit decline. Global developed market government bonds weakened in local currency terms, but currency translation helped results. The credit-sensitive segments of the market—investment grade corporate high-yield bonds, senior loans, and emerging-market issues—finished with healthy gains and strongly outpaced government debt thanks in part to the “risk-on” market in the first half of 2023.
The US dollar posted mixed results, initially falling sharply in late 2022 on expectations that the Fed would shift to a less aggressive policy stance. However, once investors began to see “higher-for-longer” as being the most likely scenario, the dollar staged an impressive rally in the third calendar quarter of 2023 and made up for most of its earlier losses. For the full period, the euro and British pound appreciated relative to the dollar while the Japanese yen struggled against the dollar.
Despite the late downturn, equities delivered robust gains over the full 12 months. Growth stocks in general, and US mega-cap technology companies in particular, generated meaningful outperformance. Mid- and small-cap stocks, while finishing behind large caps, also posted solid gains. The developed international markets were an additional source of positive performance, with Europe leading the way higher. Value stocks, defensive sectors, and the emerging markets gained ground in absolute terms but underperformed the broad-based indexes. The emerging markets were hurt by the weak showing for China, which experienced a slower-than-expected economic recovery after reopening from the government’s extended Covid-19 lockdowns.
Performance Results
For the 12 months ended September 30, 2023, Class Y shares of the Loomis Sayles Global Allocation Fund returned 19.00% at net asset value. The Fund underperformed its primary benchmark, the MSCI All Country World Index (Net), which returned 20.80%. The Fund outperformed its secondary blended index (60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond Index) which returned 13.18%.
Explanation of Fund Performance
In equities, the largest detractors from performance were Zions Bank, Estee Lauder and Danaher.
Zions Bank is a high-quality regional bank with a client base dominated by small to mid-size businesses (SME’s) in the western US. It has a strong franchise in its home base of Utah, where it has the leading market share, and in higher growth southern and western
9 |

Loomis Sayles Global Allocation Fund
states. Zions has a high-quality management team; since 2018, management’s strategy has shifted away from acquisitions and towards better allocation of excess capital generation, including share buybacks. Its focus on SME’s provides it with low-cost funding, as it has a relatively high proportion of non-interest bearing commercial deposits. The bank has made significant improvements since the Global Financial Crisis, better managing its expenses and materially improving its efficiency ratio to bring it more in line with peers. Zions has also improved its credit risk management through diversifying its loan book, primarily by reducing the proportion of real estate and energy loans. We believe the bank is well placed to benefit in a rising interest rate environment due to its strong base of non-interest bearing deposits. We also think Zions has an opportunity to further improve its operations by increasing its fee income through wealth management and capital market services. The stock is attractively valued under our discounted cash flow methodology.
Shares of Zions fell just under 40% in the first quarter; investors were concerned about midsize regional bank deposit outflows and rising cost of deposits that could put pressure on profitability. These concerns were exacerbated by the failure of Silicon Valley Bank and another regional bank in March, following deposit runs amid scrutiny of banks’ unrealized losses in their securities portfolios. The stock recovered in the third quarter on signs of the regional banking crisis receding. Zions also announced second quarter results which showed stable credit quality and some signs that the downward pressure on net interest margins is easing.
Shares of Estee Lauder, a multi-national manufacturer and marketer of prestige beauty products, underperformed. We eliminated our position due to concerns regarding the company's ability to grow its intrinsic value. There has been significant erosion of the company's earning power due to an oversupply of inventory in the Asia-Pacific region and a slowdown in developed markets, with limited ability to forecast a path to recovery. Additionally, we have been finding better risk/reward opportunities to include in the portfolio and had been trimming the position size prior to exiting.
Danaher is a technology-focused health care company with a highly durable portfolio. Approximately three quarters of its businesses are healthcare-centric (life sciences and diagnostics) and are supported by secular drivers, such as an aging population, growth of chronic disease and rising healthcare costs. Its other businesses, under the umbrella of “Environmental & Applied Solutions,” sell products geared toward water quality where demand is underpinned by increasing regulatory and safety requirements. Shares retreated in the third quarter after the company reduced its full-year revenue and profit guidance on lower expectations for bioprocessing growth. The adjusted growth forecast stemmed from a decline in pandemic-related demand; we believe these Covid revenue streams will be fully replaced over the next two years driven by strong demand for bioprocessing instruments consumables as well as a recovery in demand for non-Covid molecular tests as patient volume returns. We believe Danaher is well positioned to manage any economic slowdown with three-quarters of its revenue recurring and over 85% of revenue attributable to healthcare end markets. Longer-term, we expect Danaher to continue apply the Danaher Business System continuous improvement strategy to consolidate the life science and tools industry, to right-size acquired companies and to deliver attractive returns to shareholders. Danaher’s shares are attractively valued based on our discounted cash flow methodology.
Within fixed income, while yield curve exposure as a whole contributed to performance, allocations to the US dollar (particularly the five- and ten-year segments) and euro-pay markets detracted. Both the Fed and European Central Bank (ECB) continued aggressive monetary tightening over the year in order to tame persistently high inflation.
Within corporate credit, select holdings in the communications and technology sectors detracted from performance. Within communications, cable satellite provider CSC and media entertainment company IHRT were the biggest detractors, while within technology Commscope was a notable underperformer.
In equities, the largest contributors to performance were Nvidia, ASML and Linde.
Nvidia's origins are in hardware and the gaming end market; it created the world’s first discrete graphics processing unit (GPU) in 1999. The company has since evolved into a larger ecosystem of products with the GPU at its core; its accelerators are used in the gaming, professional visualization, data center and automotive markets. The company created a singular platform across all products and updates are fully compatible, making for seamless transitions for their customers. Nvidia has only one GPU competitor, and holds a 70% or higher market share across all of its end markets. The company has continued to grow by creating new uses for its hardware and software. Specifically, the recent artificial intelligence (AI) renaissance is increasingly leveraging GPUs rather than CPUs, leading to new and larger opportunities in the data center and automotive markets. The company is starting to explore options to monetize its software (currently it is "free" with its hardware) via licensing and subscription models. Nvidia’s gross margin has been on an upward trajectory over the last decade as its business mix shifts towards the more profitable data center business; we expect this trend to continue as standalone software sales and new markets provide a lift. Capital allocation is strong with dividends, repurchases and select M&A, while maintaining a net cash position.
Shares of Nvidia outperformed over the period. In the company’s first quarter earnings release, management noted their view of the data center market had improved given the excitement around ChatGPT (an AI tool). Management also introduced AI as a Service which will provide access to sophisticated AI tools otherwise not affordable to many. In the second quarter, shares continued to outperform; the company announced first quarter revenue above consensus expectations while raising guidance materially. The rapid
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Loomis Sayles Global Allocation Fund
rise in AI utilization and popularity of generative AI tools such as ChatGPT has been a significant tailwind for Nvidia, as the company is a critical supplier to the industry.
Shares of ASML, a leader in photolithography (the process in which a light source is used to etch a pattern on a silicon wafer) outperformed. We believe ASML is uniquely positioned in the utilization of extreme ultraviolet (EUV), the next generation technology which allows chipmakers to continue to make chips smaller while maintaining their power (i.e., Moore’s law). The barriers to entry are high given the required technical expertise (EUV was in development for ten years) and associated R&D spending. ASML partners with its customers, aligning its product roadmap with their needs, which we believe has led to a symbiotic relationship. ASML is moving toward a value-based service model under which it will be paid according to the wafer output of its machines, which should be more profitable. Under this model, ASML agrees to meet a set level of output, and if it is not met ASML is obligated to fix the issues at no additional cost to the customer. Assuming their machines are delivering as promised, we believe the company should enjoy a solid revenue stream based on chip output.
Linde is one of the largest industrial gases companies in the world, formed in 2018 as the result of a merger between Linde and Praxair. Linde’s industrial gases are used across industries – from high purity gases in semiconductor production to natural gas liquefaction plants in the energy sector. The company rates highly across our quality criteria. Industrial gases are critical products in many applications, driving pricing power. Contracts are long-term in nature and switching costs are high, particularly for large customers with on-site plants, which provides revenue visibility. We believe the company has meaningful scale, holding the top one or two positions in every market globally, where density is a competitive advantage; the market structure is also consolidated creating a disciplined market environment. With regard to ESG initiatives, we believe greenhouse gas emissions reduction presents a material opportunity for the company. Linde continues to lower its carbon footprint internally and, most importantly, we believe it also has an opportunity externally as the company continues to expand its hydrogen portfolio, which can help lower the carbon footprint of its customers. We expect revenue growth, operating margin expansion and capital allocation to be among the key drivers of intrinsic value growth. The company’s strong free cash flow generation and appetite to repurchase shares over time further add to our intrinsic value growth outlook. The stock outperformed over the period as business execution around top line, margin expansion and capital deployment continued to be strong.
In fixed income, credit positioning was a top contributor to performance over the period. In particular, allocations to the consumer non-cyclical, consumer cyclical and finance company industries contributed over the period. Holdings of pharmaceutical and healthcare companies such as Teva Pharmaceuticals and Teladoc Health were top drivers of returns. Exposure to Uber contributed positively to performance within the consumer cyclical sector.
Currency allocation also contributed to performance over the period. In particular, exposure to the euro, Brazilian real and Polish zloty contributed over the period, as those currencies appreciated against the US dollar.
Outlook
Currently, our core view is that the global economy is in a vulnerable position and therefore at risk of entering the downturn phase of the credit cycle1. However, asset valuations are generally reflecting a “soft landing” scenario. As we view the probability of this outcome as only around 20%, we find risk assets optimistically priced.
While earnings for companies in the S&P 500 Index were negative for the past three quarters, they did not collapse to the point where companies began to shed jobs – a scenario that typically heralds a downturn in the economy. Corporations have been losing pricing power, and economic growth appears set to continue slowing. We believe top-line revenue growth will be more challenging to generate, and we suspect that further profit margin compression is ahead. We view credit spreads as tight and likely to widen over the next six-to-twelve months. In our view, growth expectations are too high as bond yields have surged, the US dollar has strengthened and energy prices have increased.
China’s economic growth has been a disappointment for the last few months. It wasn’t long ago that the market was incredibly bullish on the country’s post-Covid recovery story, but that optimistic scenario has failed to play out. Since China is a large source of external demand for the rest of the global economy, its continued economic underperformance would weigh on total global economic growth. However, the most recent data prints in the country have shown evidence of stabilization.
We are watching 2024 GDP growth expectations closely. Bloomberg consensus estimates are calling for growth of 0.9% in the United States in the coming year, while the Fed sees an expansion of 1.5%. In our view, growth expectations are too high given the combination of higher bond yields, the strong US dollar and rising energy prices. In this vein, leading indicators have continued to show a stagnant economic environment in the euro area. Manufacturing purchasing managers indexes (PMIs) in the region remained weak, and services PMIs also dropped into contraction territory. At its September 14 meeting, the ECB revised down its 2023 growth forecasts due to weaker second quarter growth and the slowdown in China. The ECB acknowledged that tighter financial conditions
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Loomis Sayles Global Allocation Fund
have had an increasing impact on activity, and that core inflation pressure has begun to ease. This is in line with our expectation that the ECB will soon shift from aggressive hiking to a more neutral posture.
Globally, inflation remains far above central banks’ typical 2% targets. In our view, this adds to a growing belief that the economy is entering a higher-for-longer interest rate environment. The Fed’s September forecasts boosted the median expected fed funds rate in 2024 from 4.6% to 5.1%. The central bank’s September Summary of Economic Projections included higher GDP growth forecasts for 2023 and 2024, further suggesting that rates could remain elevated for some time.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Top Ten Holdings as of September 30, 2023
Security Name	% of Net Assets
1 Alphabet, Inc., Class A	3.28%
2 Amazon.com, Inc.	3.24
3 Mastercard, Inc., Class A	2.89
4 S&P Global, Inc.	2.88
5 Linde PLC	2.78
6 UnitedHealth Group, Inc.	2.67
7 Accenture PLC, Class A	2.65
8 Airbnb, Inc., Class A	2.61
9 ASML Holding NV	2.47
10 Atlas Copco AB, Class A	2.39

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
September 30, 2013 through September 30, 2023

See notes to chart on page 13.

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Loomis Sayles Global Allocation Fund
Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net
Class Y
NAV	19.00%	4.98%	6.72%	— %	0.89%	0.89%
Class A
NAV	18.67	4.71	6.45	—	1.14	1.14
With 5.75% Maximum Sales Charge	11.82	3.47	5.83	—
Class C
NAV	17.84	3.92	5.81	—	1.89	1.89
With CDSC[5]	16.84	3.92	5.81	—
Class N (Inception 2/2/17)
NAV	19.16	5.07	—	7.19	0.81	0.81
Comparative Performance
MSCI All Country World Index (Net)[2]	20.80	6.46	7.56	8.38
Blended Index[3]	13.18	3.44	4.49	4.92
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2	MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
3
Blended Index is an unmanaged, blended index composed of the following weights:  60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate
Bond Index. The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/25. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

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Loomis Sayles Growth Fund

Managers
Aziz V. Hamzaogullari, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	LGRRX
Class C	LGRCX
Class N	LGRNX
Class Y	LSGRX

Investment Goal
The Fund seeks long-term growth of capital.

Market Conditions
US equities produced strong performance in the 12 months ended September 30, 2023. When the reporting period began in October 2022, stocks were near the end of a protracted, ten-month decline brought about in part by the US Federal Reserve’s (Fed) aggressive interest rate increases. By the fourth quarter of 2022, however, cooler inflation prompted the Fed to begin decelerating the pace of rate hikes, which provided relief to markets. Although the Fed continued to raise rates throughout 2023, its slower pace of tightening may have fostered renewed optimism about the longer-term outlook. Investors may have been further encouraged by economic data and corporate earnings that consistently exceeded the depressed expectations that were in place in late 2022. While the backdrop became less favorable in August and September, the US market finished firmly in positive territory on the strength of its earlier gains. Growth stocks in general, and US mega-cap technology companies in particular, delivered meaningful outperformance. Mid- and small-cap stocks, while finishing behind large caps, also posted solid gains.
Performance Results
For the 12 months ended September 30, 2023, Class Y shares of the Loomis Sayles Growth Fund returned 40.97% at net asset value. The Fund outperformed its benchmark, the Russell 1000® Growth Index, which returned 27.72%.
Explanation of Fund Performance
We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-40 names.
The Fund’s positions in Nvidia, Meta Platforms, and Boeing contributed the most to performance. Stock selection in the information technology, communication services, industrials, consumer staples, consumer discretionary, and healthcare sectors, along with our allocations in the communication services, consumer staples, consumer discretionary, healthcare, and industrials sectors, contributed positively to relative performance.
Nvidia is the world leader in artificial intelligence (AI) computing, which enable computers to mimic human-like intelligence for problem solving and decision-making capabilities. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing its GPU (graphic processing unit) technology. A portfolio holding since January 2019, after shares were under pressure throughout most of 2022 given a weak market backdrop, shares rebounded substantially over the past 12 months, with gains accelerating following the company’s first quarter earnings report in May. Nvidia reported financial results that were well above consensus expectations, as AI applications, including generative AI, are driving strong demand for GPUs by companies looking to leverage these capabilities and drive competitive differentiation. The company also provided revenue guidance that was substantially higher than consensus expectations, resulting in a material increase in expectations for revenue, profits, and free cash flow for its full fiscal year. Revenue in the company’s gaming segment has been depressed, which we believe reflected global demand for PCs returning to pre-pandemic levels after a period of excess, and the impact of macroeconomic weakness and Covid-19 restrictions on China consumer spending. However, we believe the company has done a good job of clearing existing inventory in its retail channels, which contributed to the gaming business returning to growth in the most recent quarter. In the company’s data center business, we believe the company’s decades of focused investment, cumulative know-how, and robust software platform and architecture that has attracted millions of developers, position the company to benefit from several secular long-term growth drivers, including continued growth in use cases for artificial intelligence. To further drive adoption by enterprises, Nvidia is also partnering with cloud service providers including Oracle, Microsoft, and Google to offer AI services via the cloud. We believe Nvidia remains strongly positioned to benefit from secular growth in gaming and is still in the early stages of growth in its data center business, which has the potential to be much larger in the long term. We believe Nvidia’s strong growth prospects are not currently
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Loomis Sayles Growth Fund
reflected in its share price. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.
Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.9 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps – Facebook, Messenger, WhatsApp, and Instagram – the scale and reach of Meta’s network is unrivaled. A strategy holding since its IPO in 2012, Meta’s shares were under pressure throughout most of 2022, due to a perceived lack of discipline in the company’s capital expenditures – especially with respect to the metaverse – that coincided with what we believed was temporary fundamental weakness arising from the company’s transition to a new advertising format and maneuvering around privacy changes imposed by Apple in 2021. Our analysis suggested that Meta was being priced as if a high-quality, high-returning, growth company – whose returns on capital were many times larger than its cost of capital – would become a low-quality business that ceased to grow and would henceforth generate low margins and low returns on invested capital. We took advantage of near-term price weakness to add to our holdings on multiple occasions during this period, most recently in October and November 2022. Despite ongoing macroeconomic pressure on advertising spending, Meta has since posted three consecutive quarters of better-than-expected financial results, including accelerating revenue growth in the second half of the period. Following this period of temporary weakness and elevated investment spending, Meta announced a set of efficiency measures that have already led to significant improvements in margins and lower capital expenditure plans, and shares responded positively to the company’s increased focus on productivity and cost management. We believe founder and CEO Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $125 billion on research and development and $110 billion on capital expenditures – a level of investment that few firms can match and which creates high barriers to entry for competitors that are further compounded by the growth of cumulative knowledge over time. The successful development of a metaverse is not an explicit part of our investment thesis for Meta. However, given the potential size of the opportunity, which we estimate could impact over $1 trillion of spending over the long term, and Meta’s positioning with billions of users and hundreds of millions of businesses, we believe Meta’s current balanced approach to its forward-looking investments make sense. We expect that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from 6% currently to approximately 10% of the total global advertising market over our investment time horizon. On the basis of its core business alone, we believe the company is substantially undervalued and trades at a significant to our estimate of intrinsic value. In the second half of the period, we trimmed our position on multiple occasions as it reached our maximum allowable position size of eight percent due to market appreciation.
Founded in 1916, Boeing is a global leader in the commercial and defense aerospace industries. Along with Airbus, Boeing is part of a global duopoly that accounts for almost all commercial planes sold with greater than 125 seats – the largest market segment. A holding since March 2020, Boeing’s financial results during the period were mixed and largely below consensus expectations from an income statement standpoint. However, shares responded positively to the company’s significantly improved free cash flow (FCF) generation and outlook for substantial further FCF growth. While the company has previously faced execution issues across several programs that temporarily paused aircraft deliveries, it is increasing production of both its 737 MAX and 787 Dreamliner models, and will resume production of the 777x earlier than anticipated, with expected entry into service in 2025. Despite the near-term challenges, we did not view the issues as structural and believed the long-term earnings power of the company remained unchanged and significantly underappreciated. Boeing has also made significant progress with the 737 MAX, which is now cleared to fly in almost all countries, including China. However, while over 90% of the MAX fleet in China is back in service, there has not been any concrete progress with respect to pending deliveries, and Boeing has remarked over one-third of planes originally earmarked for Chinese customers to other customers. We estimate that Boeing has approximately $38 billion of aircraft currently in inventory that will generate substantial revenue and cash flow as they are likely delivered over the next 12-to-24 months. As of June quarter-end, backlog of $440 billion, or approximately 4,900 aircraft, was up 18% year over year. Despite still uneven quarterly results, air traffic recovery is underway and absent further issues with the MAX and 787, we believe the company’s long-term earnings power remains intact. In the interim, Boeing’s financial results remain impacted by the decline in global air travel that began with Covid-19. At its low point in April 2020, travel demand, as measured by revenue passenger kilometer (RPK), which represents distance flown by paying passengers, had declined 94% from April 2019. And while demand year to date has returned to 89% of pre-pandemic levels, with domestic travel exceeding 2019 levels, international travel remains at 83%, due primarily to China. We believe the impact of Covid-19, along with the grounding of the MAX, the fourth generation of its most profitable airplane model, represented temporary, not structural, issues that created the opportunity to initiate our position. We believe Boeing’s strong and sustainable competitive advantages include its significant cumulative knowledge and experience in aeronautical development, scale, and a client base that faces switching costs due to plane-specific operational and maintenance issues, which collectively result in significant barriers to entry. Global growth in air travel is the primary secular growth driver for Boeing. Over our long-term investment horizon, we believe demand for global air travel will continue to grow at a mid-single-digit rate, as it has for the past four decades. We believe Boeing is one of only two companies globally which possess the requisite expertise and scale to profitably serve the global demand for commercial aircraft. We believe the current
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Loomis Sayles Growth Fund
market price embeds expectations for aircraft deliveries and margins that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. We took advantage of near-term price weakness to add to our position on several occasions during the year.
The Fund’s positions in PayPal, Walt Disney, and Illumina detracted the most from performance. Stock selection in the financials sector, along with our allocations in the information technology and financials sectors, detracted from relative performance.
PayPal is a leading technology platform that enables digital payments and simplifies commerce experiences on behalf of consumers and merchants, globally. The company operates a “two-sided” network that connects almost 400 million consumers with 35 million merchants across more than 200 markets around the world. The company provides its solutions through a family of brands that span several areas of payment solutions and include Braintree, Honey, Zettle, Venmo, and Xoom. While the majority of its transactions take place online, PayPal offers customers the ability to move money in digital form from any device when sending payments or getting paid. PayPal provides merchants with an end-to-end payments solution that provides authorization and settlement capabilities, as well as instant access to funds. A strategy holding since the first quarter of 2022, PayPal reported fundamentally solid financial results that were generally above or in-line with consensus expectations during the period. However, shares responded negatively to a modest reduction in the company’s target for year-end operating margin expansion, as well as lower-than-expected transaction margins in its most recent quarterly report. We believe the decline in margins was due to short-term factors that do not impact our structural investment thesis for the company. We took advantage of near-term price weakness to add to our position during the period. We believe PayPal’s strong and sustainable competitive advantages include its two-sided network, scale, and brand advantages. We believe the company’s biggest advantage is its rare two-sided network, which very few companies have been able to replicate. The network is sustained by the high value proposition offered to both consumers and merchants. Consumers benefit from a secure digital wallet that enables seamless checkout across devices, platforms, and merchants, along with solutions to manage and move money domestically and internationally, and access to credit and alternative payment solutions. Merchants benefit from the ability to enable all aspects of digital checkouts online and in store, as well as credit solutions, risk management and fraud prevention tools, and other value-added services to attract new customers and increase sales. As PayPal’s already massive two-sided network grows, we believe it becomes increasingly attractive to new participants, which we believe will enable the company to grow its digital checkout volumes from approximately 1.5% of global personal consumption expenditures today to approximately 3% over our long-term investment horizon. Collectively, we believe PayPal can generate compounded annual revenue growth in the low-double-digits. As the company continues to grow, we expect it will realize operating leverage in general and administrative, customer support, and operations expenses that will enable operating margins to expand. As a result, we expect operating profits and free cash flows will grow faster than revenues, in the low-to-mid teens. We believe the assumptions embedded in PayPal’s share price underestimate the company’s significant long-term growth opportunities and the sustainability of its business model. We believe the company’s shares currently sell at a significant discount to our estimate of intrinsic value and thereby offer a compelling reward-to-risk opportunity.
Founded almost 100 years ago, Disney is one of the largest and most renowned vertically integrated media companies in the world, with iconic entertainment brands and decades of film and TV content that it leverages across its media networks, theme parks, motion picture studios, and direct-to-consumer (DTC) businesses. A holding since the second quarter of 2020, Disney’s share price has been volatile over the past year due in part to activist investor campaigns, the surprise return of Bob Iger as CEO, greater than expected losses in the company’s DTC business, and continued weakness in linear networks. In the second half of the period, shares also responded negatively to lower-than-expected subscriptions to the company’s core Disney+ DTC platform, due in part to pricing increases implemented in the beginning of the year in North America (NA). The price hikes contributed to a modest decline in NA subscribers, but also to healthy growth in NA average revenue per user (ARPU). We believe the market continues to underappreciate the long-term opportunity for subscriber growth, pricing increases, and margin expansion in the company’s DTC platform. Globally, subscribers to its DTC streaming services declined 1% year over year, driven by subscriber declines at Disney Hotstar, where last year the company walked away from the digital rights to broadcast Indian Premiere League (IPL) cricket, which had been an important customer acquisition tool for the service. ARPU at Hotstar was over six-times lower than Disney’s core markets, and the company has been re-evaluating its level of investment spending in markets with lower profitability. Following the November 2019 launch of its Disney+ service, the company surpassed its five-year goal of attaining 130 million global subscribers in just 12 months, which we believe underscores the global appeal of its unique content and brands. Recently, operating losses of $512 million in the company’s DTC segment narrowed from $1.1 billion in the prior-year quarter, benefiting from price increases for both Disney+ and ESPN+, as well as lower content and marketing spending. We believe Disney’s strong and sustainable competitive advantages include its iconic brands, content, and intellectual property (IP), its massive scale in the media, entertainment, and leisure industries, and a structural cost advantage that directly benefits its streaming business. We believe the company is pursuing a well-articulated strategy to optimize distribution for its high-quality, best-in-class brands and franchises through a multi-pronged DTC approach that we believe will be central to the company’s media strategy over the next decade. Over our long-term investment horizon, we believe the company’s portfolio of iconic brands, its massive scale and geographic reach, and nearly impossible-to-replicate guest experiences, leave the company well positioned to benefit from secular growth in global entertainment spending. We believe current market expectations
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Loomis Sayles Growth Fund
substantially underestimate the uniqueness of the company’s IP, the opportunity to monetize that IP across several global business segments, and its ability to generate sustainable growth in free cash flow. As a result we believe the shares trade at a substantial discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity. We took advantage of near-term price weakness to add to our position on multiple occasions during the period.
Founded in 1998, Illumina is the industry leader in fast-growing field of sequencing for genetic and genomic analysis, supporting research, clinical, and consumer genetics applications. The company’s customers include leading genomic research centers, academic institutions, government laboratories, hospitals, pharmaceutical and biotechnology companies, commercial molecular diagnostic laboratories, and consumer genomics companies. Because genes determine cell function and characteristics, understanding genetic sequencing and variation can provide valuable information in fields ranging from disease treatment to crop optimization. A strategy holding since March 2020, Illumina’s shares have been pressured during the period due to lower-than-expected results in its core business, ongoing uncertainty regarding its acquisition of GRAIL, and an activist investor campaign that succeeded in ousting the Chairman of the Board and later prompted the resignation of CEO Francis DeSouza. The company did report strong orders for its newest sequencing platform, NovaSeq X, including over 260 orders from approximately 30 countries that led it to increase its full-year projected shipments. However, the company’s recent results and guidance are below our long-term expectations. While the launch of a new platform typically results in an initial slowdown in revenues as customers exhaust existing inventory while evaluating the new platform, we believe the company’s acquisition of GRAIL has detracted from near-term focus and returns. GRAIL was founded by Illumina in 2016 and was spun out as a standalone company in 2017, with Illumina retaining an equity interest that represented approximately 15% ownership. The company reacquired GRAIL in August 2021, but uncertainty remains as the company closed the transaction prior to receiving approval from the EU, which has since ordered that the business be divested. Illumina is challenging divestiture rulings from both the EU and FTC. We believe the legal challenges should conclude by the first quarter of 2024. GRAIL is an early leader in asymptomatic cancer screening through liquid biopsies, which utilize Illumina’s Next Generation Sequencing technology to detect tumor DNA in the bloodstream before it could otherwise be sampled via a traditional biopsy. To date, GRAIL has produced increasingly compelling data in support of its screening technology, and we believe continued reduction in sequencing costs is broadening the accessible market opportunity that we estimate to be in excess of $20 billion. We believe the combination with Illumina provides GRAIL with structural operating and distribution advantages relative to competitors that potentially position it to become the standard of care. And while realizing the acquisition’s potential will take substantial ongoing investment that will depress Illumina’s near-term financial results, we believe successful execution could yield significant value to Illumina. However, our structural investment thesis for Illumina is not premised on a successful completion of the GRAIL acquisition. While the process is likely to remain a distraction over the coming year, we believe Illumina’s core business remains highly attractive on a reward-to-risk basis and remains substantially discounted to intrinsic value regardless of the GRAIL outcome. As we do with all regulatory developments, we continue to monitor and assess any potential structural impact to our investment thesis for Illumina. The activist investor campaign was seeking three board seats. They succeeded in securing one seat while the Chairman, John Thompson, was voted off the board. About two weeks following the annual meeting, CEO Francis DeSouza submitted his resignation. The timing of the leadership turnover comes at an inopportune moment. Illumina is in the early stages of a major platform launch while simultaneously facing more competition than in recent years. They are also involved in legal disputes with regulators both home and abroad. Though this level of management uncertainty is not a desirable situation, we believe it presents an opportunity for the business to redouble its focus on the significant opportunity in its core markets and reinvigorate operational execution - which appears to have diminished over last several quarters under DeSouza. In September, the company named Jacob Thaysen, Ph.D. as its new CEO. Thaysen previously served as President of the Life Sciences and Applied Markets Group at Agilent, a well-regarded life sciences company. Jacob brings a background in research and development (R&D) as well as experience operating in genetics and clinical end markets. In addition to the activist sponsored candidate, Illumina also added two new board members with significant experience at innovative, market-expanding healthcare businesses that we believe should contribute positively to Illumina’s to return to growth. Despite the near term uncertainty, we believe Illumina remains advantageously positioned in a high quality industry benefitting from long-term, secular growth. We believe Illumina is at the forefront of a multi-decade transformation that will see genetic analysis incorporated into multiple facets of our lives. While demand today is still predominantly from large life sciences research facilities, over the next decade we believe democratization of gene sequencing technology and greater practical application will result in the equipment becoming ubiquitous in clinical settings as well, with oncology offering the largest market opportunity. We believe Illumina is a dominant competitor whose sequencing technology represents the critical enabling technology that ideally positions it to capitalize on an approximately $100 billion market opportunity. We believe Illumina’s shares embed expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity. We added to our position on multiple occasions during the period.
All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period, we initiated a new
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Loomis Sayles Growth Fund
positions in Thermo Fisher Scientific. We added to our existing holdings in Amazon, Block, Disney, Illumina, Meta Platforms, PayPal, and Tesla. We trimmed our existing positions in Deere, Monster Beverage, Novartis, Regeneron Pharmaceuticals, Roche, Vertex Pharmaceuticals, and Yum China. We also trimmed our positions in Meta Platforms and Nvidia as they reached our maximum allowable position size due to market appreciation.
Outlook
Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. As of September 30, we were overweight in the communication services, financials, healthcare, and industrials sectors and equal weight in the consumer discretionary sector. We were underweight in the information technology and consumer staples sectors. We held no positions in the real estate, energy, materials, or utilities sectors.

Top Ten Holdings as of September 30, 2023
Security Name	% of Net Assets
1 Meta Platforms, Inc., Class A	7.79%
2 NVIDIA Corp.	7.38
3 Tesla, Inc.	5.92
4 Visa, Inc., Class A	5.50
5 Amazon.com, Inc.	5.19
6 Microsoft Corp.	4.90
7 Boeing Co.	4.75
8 Oracle Corp.	4.64
9 Alphabet, Inc., Class A	4.48
10 Netflix, Inc.	3.87

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

| 18

Loomis Sayles Growth Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
September 30, 2013 through September 30, 2023

19 |

Loomis Sayles Growth Fund
Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[3]
				Gross	Net
Class Y
NAV	40.97%	11.81%	13.94%	0.65%	0.65%
Class A
NAV	40.67	11.54	13.66	0.90	0.90
With 5.75% Maximum Sales Charge	32.61	10.23	12.99
Class C
NAV	39.68	10.71	12.98	1.65	1.65
With CDSC[4]	38.68	10.71	12.98
Class N
NAV	41.19	11.91	14.00	0.57	0.57
Comparative Performance
Russell 1000® Growth Index[2]	27.72	12.42	14.48
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those
Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/25. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 20

Loomis Sayles Intermediate Duration Bond Fund

Managers
Daniel Conklin, CFA®
Christopher T. Harms
Clifton V. Rowe, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	LSDRX
Class C	LSCDX
Class N	LSDNX
Class Y	LSDIX

Investment Goal
The Fund seeks above-average total return through a combination of current income and capital appreciation.

Market Conditions
The US fixed-income market produced a narrow gain in the 12 months ended September 30, 2023, albeit with a high level of volatility along the way. The majority of the positive return occurred in the early part of the period. During this time, signs of cooling inflation and slightly more dovish commentary from US Federal Reserve (Fed) officials raised hopes that the central bank was approaching the end of its long series of interest rate hikes. While the Fed continued to raise rates—with a total of 1.25 percentage points of increases in late 2022, followed by four quarter-point hikes in 2023—investors appeared encouraged by hopes that the Fed was nearing the end of its hiking cycle.
This backdrop changed for the worse in the final three months of the period, leading to a downturn that significantly dampened 12-month returns. Crude oil prices surged to their highest level since July 2022, raising the possibility that inflation—which had been ticking lower since late last year—would begin to reaccelerate. In addition, the Fed made it clear that although its pace of interest-rate increases slowed in 2023, it remained open to further hikes if necessary. These developments fed through to longer-term expectations, with the futures markets beginning to factor in fewer rate cuts in 2024 than was the case earlier in the year.
US Treasuries posted a loss and underperformed the more credit-oriented areas of the bond market in the annual period. Performance was mixed across the curve:  while the two- and five-year issues produced positive total returns, the 10-year note lost ground and the 30-year bond suffered a double-digit loss. In terms of yield movements, the two-year climbed from 4.22% at the start of the period to 5.03% on the final trading day of September 2023, and the 10-year rose from 3.83% to 4.57%.
Notably, the yield curve remained inverted throughout the period (meaning that short-term yields traded above those on longer-term debt). At the end of June, in fact, the curve was at its highest degree of inversion on the last day of a calendar quarter in history. Although an inverted yield curve has often been a precursor to a recession historically, economic growth stayed in positive territory.
Investment-grade corporate bonds logged robust, broad-based gains and strongly outperformed Treasuries. The category was helped by both its yield advantage and a decline in its yield spread relative to government issues. The ICE BofA US Corporate Index Option-Adjusted Spread opened the period at 1.67 over Treasuries and closed at 1.23, indicating outperformance. Lower-rated bonds, shorter-term debt, and economically sensitive issues exhibited leadership, providing a tailwind for the category.
Over the prior year, securitized assets produced largely positive total returns, with the exception of non-agency commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS). Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) provided particularly strong returns over the period, with portions of the residential mortgage-backed securities (RMBS) market also outperforming. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency CMBS performance over the period. The shorter duration in most securitized credit sectors led to outperformance versus corporates and the broader Bloomberg US Aggregate Bond Index. A challenging technical backdrop negatively impacted agency MBS returns as elevated levels of rate volatility continued. However, agency MBS did outperform US Treasury over the period.
Performance Results
For the 12 months ended September 30, 2023, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned 2.81%. The Fund outperformed its benchmark, the Bloomberg US Intermediate Government/Credit Bond Index, which returned 2.20%.
Explanation of Fund Performance
Sector allocation coupled with effects from duration and yield curve positioning positively contributed to performance over the year. Investment grade corporate bonds were beneficial to performance due to positive sector allocation effects. The sector also generated positive issue selection. US Treasuries and securitized credit also generated positive allocation effects over the one-year period.
21 |

Loomis Sayles Intermediate Duration Bond Fund
Security selection effects overall dragged on performance slightly over the year. US Treasury positions weighed on return by way of negative selection effects. Securitized credit holdings generated negative issue selection during the period as well.
Outlook
The Fed increased rates by another 0.25% in July, after skipping the June meeting, bringing the Fed Funds rate to 5.50%. The Fed expressed encouragement over the continued moderation of inflationary pressures through most measures. However, the Fed remained concerned about shelter costs, wage-led pressures in the services economy, tight credit spreads and solid equity market performance. The Fed Funds rate remained steady at the September meeting but bond yields rose sharply in the subsequent weeks in response to hawkish Fed guidance and improving economic sentiment. Expectations for an eventual reversal in monetary policy have been pushed out to mid-2024. From a yield curve perspective, the net result over the quarter was that the curve remains inverted but experienced some "bear-steepening" as longer dated yields rose more than intermediate yields. While the equity market has pulled back from its recent highs, credit spreads have moved relatively little off of their recent cycle tightening, at least thus far.
We continue to believe that we remain in the very late expansion phase of the credit cycle1, and that the significant increase in rates is now starting to impact business and consumer spending decisions. Corporate and consumer balance sheets have been starting to show some signs of strain, and we expect that the lagged effects of tighter credit conditions on the real economy eventually translate into employment pressure and corporate profit degradation. Should growth and inflation sufficiently moderate over the coming 3-6 month period, we think the Fed can pause hiking at or near the current 5.5% Fed Funds rate, and then consider easing policy somewhat starting in the early summer of 2024. This "soft landing" scenario is also currently the stated goal of the Fed.
We view the primary market risks to be above-trend economic growth and persistent "sticky" inflation. If inflation remains above the Fed’s target, and doesn't moderate as we forecast, we could see several more rate hikes this year. Rate hikes may continue into next year, with a peak fed funds rate of 6% or higher, even if unemployment is starting to rise and economic growth is weakening. Recession risk could continue to be a factor if incoming economic data obscures the true impact of higher rates and restrictive monetary policy pushes the economy into downturn. We anticipate potential volatility around government shutdowns, labor unrest, and other knock-on effects from higher inflation and tighter credit conditions.
We continue to favor spread sectors, such as corporate bonds and securitized assets.
The strategy’s corporate bond risk relative to benchmark declined during the quarter, migrating closer to one-third of budget. For mandates which allow for non-investment grade allocations, the team continues to hold a small number of issuers we believe offer value.
We believe ABS continue to be a favorable alternative in the front end of the curve. We currently favor consumer related collateral and prefer the top of the capital stack but are not limited to the highest quality band of the structure. We believe the strategy’s ABS risk relative to benchmark is healthy, but in the lower third of our budget.
The strategy continues to hold CMBS, including both agency and non-agency backed CMBS. CMBS risk relative to benchmark is healthy in our view and sized similarly to ABS risk. We tend to favor senior parts of the capital stack in CMBS opportunities.
We continue to follow our process of seeking to build diversified exposures by asset class, industry and issuers.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.
| 22

Loomis Sayles Intermediate Duration Bond Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1], [2]
September 30, 2013 through September 30, 2023

23 |

Loomis Sayles Intermediate Duration Bond Fund
Average Annual Total Returns — September 30, 2023[1],[2]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net
Class Y
NAV	2.81%	1.35%	1.67%	— %	0.44%	0.40%
Class A
NAV	2.53	1.09	1.40	—	0.68	0.65
With 4.25% Maximum Sales Charge	-1.83	0.22	0.96	—
Class C (Inception 8/31/16)
NAV	1.69	0.33	0.78	—	1.43	1.40
With CDSC[5]	0.70	0.33	0.78	—
Class N (Inception 2/1/19)
NAV	2.97	—	—	1.07	0.37	0.35
Comparative Performance
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	2.20	1.02	1.27	0.59
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
As of August 31, 2016, the Fund's Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively.
Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Class C shares
(August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

3
Bloomberg U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The
Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 24

Loomis Sayles Limited Term Government and Agency Fund

Managers
Daniel Conklin, CFA®
Christopher T. Harms
Clifton V. Rowe, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	NEFLX
Class C	NECLX
Class N	LGANX
Class Y	NELYX

Investment Goal
The Fund seeks high current return consistent with preservation of capital.

Market Conditions
The US fixed-income market produced a narrow gain in the 12 months ended September 30, 2023, albeit with a high level of volatility along the way. The majority of the positive return occurred in the early part of the period. During this time, signs of cooling inflation and slightly more dovish commentary from US Federal Reserve (Fed) officials raised hopes that the central bank was approaching the end of its long series of interest rate hikes. While the Fed continued to raise rates—with a total of 1.25 percentage points of increases in late 2022, followed by four quarter-point hikes in 2023—investors appeared encouraged by hopes that the Fed was nearing the end of its hiking cycle.
This backdrop changed for the worse in the final three months of the period, leading to a downturn that significantly dampened 12-month returns. Crude oil prices surged to their highest level since July 2022, raising the possibility that inflation—which had been ticking lower since late last year—would begin to reaccelerate. In addition, the Fed made it clear that although its pace of interest-rate increases slowed in 2023, it remained open to further hikes if necessary. These developments fed through to longer-term expectations, with the futures markets beginning to factor in fewer rate cuts in 2024 than was the case earlier in the year.
US Treasuries posted a loss and underperformed the more credit-oriented areas of the bond market in the annual period. Performance was mixed across the curve:  while the two- and five-year issues produced positive total returns, the 10-year note lost ground and the 30-year bond suffered a double-digit loss. In terms of yield movements, the two-year climbed from 4.22% at the start of the period to 5.03% on the final trading day of September 2023, and the ten-year rose from 3.83% to 4.57%.
Notably, the yield curve remained inverted throughout the period (meaning that short-term yields traded above those on longer-term debt). At the end of June, in fact, the curve was at its highest degree of inversion on the last day of a calendar quarter in history. Although an inverted yield curve has often been a precursor to a recession historically, economic growth stayed in positive territory.
Over the prior year, securitized assets produced largely positive total returns, with the exception of non-agency commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS). Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) provided particularly strong returns over the period, with portions of the residential mortgage-backed securities (RMBS) market also outperforming. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency CMBS performance over the period. The shorter duration in most securitized credit sectors led to outperformance versus corporates and the broader Bloomberg US Aggregate Bond Index. A challenging technical backdrop negatively impacted agency MBS returns as elevated levels of rate volatility continued. However, agency MBS did outperform US Treasury over the period.
Performance Results
For the 12 months ended September 30, 2023, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 2.79%. The Fund outperformed its benchmark, the Bloomberg US 1-5 Year Government Bond Index, which returned 2.10%.
Explanation of Fund Performance
Duration and yield curve contributions were the bulk of the excess return over the benchmark during the period. The 2-Year US Treasury yield increased approximately 70 bps over the period. The duration posture of the fund over the period was near our target of 2 years while the duration of the benchmark remains longer - closer to 2.5 years. This accounted for the performance impact from duration during the period. Contributions from holdings in agency backed mortgages contributed to performance as well, representing the second largest contribution over the period. Holdings in agency space included agency CMBS, CMOs and GNMA reverse mortgages. Non-agency backed holdings of ABS and CMBS also contributed to performance but to a smaller extent.
Detractors over the period included issue selection within US Treasury securities. Additionally, the fund did not hold any US Agency securities while the benchmark contains securities from the sector. As a result, this accounted for some slight performance detraction during the period. This also represented a detractor from an allocation perspective.
25 |

Loomis Sayles Limited Term Government and Agency Fund
Outlook
Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are trending higher than their longer-term averages. We continue to favor MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.
Within the commercial real estate sector, we have focused on agency CMBS opportunities.
Our non-agency securitized exposures remain steady, utilizing ABS and CMBS equally. In aggregate, non-agency exposure continues to be in the upper end of our preferred zone.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
September 30, 2013 through September 30, 2023

See notes to chart on page 27.

| 26

Loomis Sayles Limited Term Government and Agency Fund
Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	2.79%	0.95%	0.94%	— %	0.48%	0.45%
Class A
NAV	2.64	0.71	0.70	—	0.72	0.70
With 2.25% Maximum Sales Charge	0.28	0.25	0.47	—
Class C
NAV	1.86	-0.05	0.09	—	1.48	1.45
With CDSC[4]	0.87	-0.05	0.09	—
Class N (Inception 2/1/17)
NAV	2.94	1.04	—	0.96	0.40	0.39
Comparative Performance
Bloomberg U.S. 1-5 Year Government Bond Index[2]	2.10	0.90	0.80	0.72
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Bloomberg U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg U.S. Government Index, which is comprised of the Bloomberg U.S. Treasury and
U.S. Agency Indices. The Bloomberg U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the
U.S. government). The Bloomberg U.S. Government Index is a component of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Aggregate Bond
Index.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

27 |

ADDITIONAL INFORMATION
The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.
All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.
ADDITIONAL INDEX INFORMATION
This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.
The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
PROXY VOTING INFORMATION
A description of the Natixis Funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com, and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information about how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Natixis Funds’ website and the SEC website.
QUARTERLY PORTFOLIO SCHEDULES
The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
| 28

Understanding Fund Expenses
As a mutual fund shareholder, you incur different costs:  transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees ("12b-1 fees"), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.
The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2023 through September 30, 2023. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.
The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.
Loomis Sayles Core Plus Bond Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Class A
Actual	$1,000.00	$951.80	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75
Class C
Actual	$1,000.00	$948.10	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Class N
Actual	$1,000.00	$953.10	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98
Class Y
Actual	$1,000.00	$952.60	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  0.74%, 1.49%, 0.39% and 0.49% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

29 |

Loomis Sayles Credit Income Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Class A
Actual	$1,000.00	$968.40	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$963.70	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.25	$7.89
Class N
Actual	$1,000.00	$970.00	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64
Class Y
Actual	$1,000.00	$969.70	$2.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  0.82%, 1.56%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Allocation Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Class A
Actual	$1,000.00	$1,018.50	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92
Class C
Actual	$1,000.00	$1,014.80	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.70
Class N
Actual	$1,000.00	$1,020.60	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class Y
Actual	$1,000.00	$1,019.70	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

*
Expenses are equal to the Fund's annualized expense ratio:  1.17%, 1.92%, 0.82% and 0.92% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (183), divided by 365 (to reflect the half–year period).

| 30

Loomis Sayles Growth Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Class A
Actual	$1,000.00	$1,092.00	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66
Class C
Actual	$1,000.00	$1,087.80	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.44
Class N
Actual	$1,000.00	$1,093.90	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Class Y
Actual	$1,000.00	$1,093.10	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

*
Expenses are equal to the Fund's annualized expense ratio:  0.92%, 1.67%, 0.57% and 0.67% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (183), divided by 365 (to reflect the half–year period).

Loomis Sayles Intermediate Duration Bond Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Class A
Actual	$1,000.00	$987.30	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$983.80	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$990.00	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78
Class Y
Actual	$1,000.00	$988.70	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

31 |

Loomis Sayles Limited Term Government And Agency Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Class A
Actual	$1,000.00	$1,001.40	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$997.60	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33
Class N
Actual	$1,000.00	$1,002.90	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03
Class Y
Actual	$1,000.00	$1,001.80	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  0.70%, 1.45%, 0.40% and 0.45% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS
The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June board meeting.
In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers, including how profitability is determined by the Fund, and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers and the Independent Trustees meet separately with independent legal counsel outside the presence of Adviser personnel.
In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. The information received by the Trustees generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, total return information for various periods, performance rankings provided by a third-party data provider for various periods comparing a Fund against similarly categorized funds, and performance ratings provided by a different third-party rating organization. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.
The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2023. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Advisers, as well as the affiliation between the Advisers and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.
The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements, such as recent rules relating to the fair valuation of investments and the use of derivatives, as well as from monitoring proposed rules, such as those relating to privacy and cybersecurity, environmental, social and governance-specific disclosures, and vendor oversight.
33 |

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.
Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. The Board noted that while it found the data provided by the independent third-party data provider useful, it recognized its limitations, including, in particular, that notable differences may exist between the Funds and the performance comparisons (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the performance comparisons. The Trustees also received information about how comparative peer groups are constructed. In addition, the Trustees reviewed data prepared by an independent third-party rating organization that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.
The Board noted that, through December 31, 2022, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):
	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	29%	19%	30%
Loomis Sayles Credit Income Fund	18%	N/A	N/A
Loomis Sayles Global Allocation Fund	100%	74%	19%
Loomis Sayles Growth Fund	32%	58%	62%
Loomis Sayles Intermediate Duration Bond Fund	97%	85%	61%
Loomis Sayles Limited Term Government and Agency Fund	48%	44%	40%
In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third-party data provider for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund had outperformed its relevant performance benchmark for the one-year period ended December 31, 2022; (3) that the Fund had outperformed its relevant performance benchmark for the three-, five-, and ten-year periods ended December 31, 2022; (4) that the average duration of funds in the Fund’s category is considerably shorter than that of the Fund, as a result of the Fund’s mandate, such that its performance relative to its category would be expected to lag in certain market conditions; and (5) that the Fund’s long-term (five-year and 10-year) performance was stronger relative to its category. The Board also considered information about the Funds’ more recent performance, including how performance over various periods had been impacted by various factors such as market and economic events.
The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.
The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating
| 34

each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Advisers for Loomis Sayles Core Plus Bond Fund, Loomis Sayles Credit Income Fund, Loomis Sayles Intermediate Duration Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund under their respective expense limitation agreements. The Trustees also considered that the current expenses for Loomis Sayles Global Allocation Fund and Loomis Sayles Growth Fund were below each Fund’s expense limitation and that management had proposed to reduce the expense limitation for all share classes of those Funds, effective July 1, 2023. The Trustees also noted that the total advisory fee rate for Loomis Sayles Growth Fund, Loomis Sayles Intermediate Duration Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund was below the median of its peer group of funds. The Board also considered that the fee and expense information reflected information as of a certain date and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.
The Trustees noted that certain of the Funds had total advisory fee rates that were above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rates, including: (1) that the advisory fee was only one basis point higher than the median of a peer group of funds; and (2) that the advisory fee was only two basis points higher than the median of a peer group of funds.
The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available. The Board also noted the competitive nature of the global asset management industry.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations, which reduced the total expenses borne by shareholders of certain Funds. With respect to economies of scale, the Trustees noted that each of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.
The Trustees also considered other factors, which included but were not limited to the following:
• The effect of various factors and recent market and economic events, such as recent market volatility, geopolitical instability, aggressive domestic and foreign central bank policies, and lingering effects of the Covid-19 crisis, as applicable, on the performance, asset levels and expense ratios of each Fund.
• Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.
35 |

• So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
• The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2024.
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LIQUIDITY RISK MANAGEMENT PROGRAM
Annual Report for the Period Commencing on January 1, 2022 and ending December 31, 2022 (including updates through September 30, 2023)
Effective December 1, 2018 (September 29, 2020 for Loomis Sayles Credit Income Fund), the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.
The Rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Funds.
In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Core Plus Bond Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Intermediate Duration Bond Fund have established an HLIM.
During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.
During the period January 1, 2023 through September 30, 2023, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.
Annual Program Assessment and Conclusion
In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board is operating effectively. The Program Administrators have also monitored, assessed and managed each Fund’s liquidity risk regularly throughout the period.
Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Programs, assessed their adequacy and effectiveness and described any material changes made to the Programs.
37 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 91.8% of Net Assets

Non-Convertible Bonds — 91.7%
	ABS Car Loan — 2.6%
$4,420,000	AmeriCredit Automobile Receivables Trust, Series 2023-1, Class C, 5.800%, 12/18/2028	$4,391,411
6,444,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025(a)	6,301,347
7,064,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027(a)	6,446,222
8,160,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-1A, Class A, 3.830%, 8/21/2028(a)	7,514,919
1,840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-2A, Class A, 5.200%, 10/20/2027(a)	1,794,227
3,245,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class A, 6.020%, 2/20/2030(a)	3,231,446
6,504,109	Carvana Auto Receivables Trust, Series 2023-N1, Class A, 6.360%, 4/12/2027(a)	6,499,055
9,895,000	Carvana Auto Receivables Trust, Series 2023-P1, Class A3, 5.980%, 12/10/2027(a)	9,838,576
7,300,000	Credit Acceptance Auto Loan Trust, Series 2023-1A, Class A, 6.480%, 3/15/2033(a)	7,299,006
2,020,000	DT Auto Owner Trust, Series 2023-1A, Class C, 5.550%, 10/16/2028(a)	1,982,747
2,110,473	Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.980%, 6/15/2026	2,075,664
4,320,000	Exeter Automobile Receivables Trust, Series 2023-1A, Class C, 5.820%, 2/15/2028	4,262,563
4,805,000	Ford Credit Auto Lease Trust, Series 2023-B, Class C, 6.430%, 4/15/2027	4,787,731
3,455,000	Ford Credit Auto Owner Trust, Series 2018-1, Class B, 3.340%, 7/15/2031(a)	3,322,529
14,500,000	Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.850%, 8/15/2035(a)	14,031,708
4,950,000	GM Financial Automobile Leasing Trust, Series 2023-1, Class B, 5.510%, 1/20/2027	4,884,417
12,845,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class A, 5.570%, 9/25/2029(a)	12,505,194
9,874,000	Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210%, 12/26/2025(a)	9,370,443
9,930,000	NextGear Floorplan Master Owner Trust, Series 2023-1A, Class A2, 5.740%, 3/15/2028(a)	9,899,555
10,730,000	OneMain Direct Auto Receivables Trust, Series 2023-1A, Class A, 5.410%, 11/14/2029(a)	10,579,276
1,315,148	Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class B, 6.451%, 12/15/2032(a)	1,312,061
834,307	Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C, 6.986%, 12/15/2032(a)	834,352
6,158,594	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	6,064,880
19,695,000	Santander Drive Auto Receivables Trust, Series 2022-2, Class B, 3.440%, 9/15/2027	19,143,166
6,865,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class C, 4.850%, 9/15/2027(a)	6,739,144
1,295,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class B, 5.410%, 1/18/2028(a)	1,278,628
4,910,000	Westlake Automobile Receivables Trust, Series 2023-2A, Class C, 6.290%, 3/15/2028(a)	4,902,090
		171,292,357
	ABS Home Equity — 0.3%
2,506,668	CoreVest American Finance Ltd., Series 2019-3, Class A, 2.705%, 10/15/2052(a)	2,384,819
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$10,197	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	$10,030
954,131	OBX Trust, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048(a)(b)	848,506
2,963,430	Progress Residential Trust, Series 2023-SFR1, Class A, 4.300%, 3/17/2040(a)	2,767,659
77,613	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047(a)(b)	71,271
367,003	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 3/25/2048(a)(b)	330,168
218,632	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048(a)(b)	211,105
1,298,545	Towd Point Mortgage Trust, Series 2015-1, Class A5, 4.308%, 10/25/2053(a)(b)	1,271,149
2,888,347	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055(a)(b)	2,822,832
5,101,352	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055(a)(b)	4,537,439
4,082,532	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058(a)(b)	3,863,603
		19,118,581
	ABS Other — 1.5%
2,230,000	Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028(a)	2,215,559
6,492,060	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046(a)	5,544,099
11,824,388	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051(a)	9,864,755
2,974,825	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034(a)	2,912,170
7,992,800	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.445%, 2/26/2052(a)	7,154,299
13,449,050	Jack in the Box Funding LLC, Series 2022-1A, Class A2II, 4.136%, 2/26/2052(a)	10,733,095
6,417,091	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046(a)	5,547,428
8,837,961	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046(a)(b)	7,669,141
457,223	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032(a)	456,504
13,500,000	OneMain Financial Issuance Trust, Series 2021-1A, Class A2, 30 day USD SOFR Average + 0.760%, 6.073%, 6/16/2036(a)(c)	13,209,062
18,175,000	Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.940%, 8/20/2046(a)	14,886,630
2,996,129	Textainer Marine Containers VII Ltd., Series 2020-2A, Class A, 2.100%, 9/20/2045(a)	2,624,738
15,890,000	Wheels Fleet Lease Funding 1 LLC, Series 2023-1A, Class A, 5.800%, 4/18/2038(a)	15,767,218
		98,584,698
	ABS Student Loan — 0.6%
3,043,377	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069(a)	2,754,757
8,340,714	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069(a)	7,091,617
8,624,492	Navient Private Education Refi Loan Trust, Series 2023-A, Class A, 5.510%, 10/15/2071(a)	8,445,560
3,072,875	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.070%, 1/15/2053(a)	2,627,069
See accompanying notes to financial statements.
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Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — continued
$7,344,767	SMB Private Education Loan Trust, Series 2021-C, Class A2, 1 mo. USD SOFR + 0.914%, 6.247%, 1/15/2053(a)(c)	$7,197,829
8,646,567	SMB Private Education Loan Trust, Series 2023-A, Class A1A, 5.380%, 1/15/2053(a)	8,394,528
2,120,564	SoFi Professional Loan Program LLC, Series 2020-A, Class A2FX, 2.540%, 5/15/2046(a)	1,941,011
		38,452,371
	ABS Whole Business — 0.3%
7,162,800	Domino's Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048(a)	6,795,721
4,713,225	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051(a)	4,214,457
11,928,350	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2II, 4.008%, 12/05/2051(a)	9,614,751
		20,624,929
	Aerospace & Defense — 0.5%
15,199,000	Boeing Co., 5.705%, 5/01/2040	14,022,637
20,159,000	Boeing Co., 5.805%, 5/01/2050	18,254,322
1,329,000	Textron, Inc., 3.000%, 6/01/2030	1,118,308
		33,395,267
	Agency Commercial Mortgage-Backed Securities — 0.5%
6,067,911	Federal Home Loan Mortgage Corp., 3.350%, 8/01/2037	5,000,284
3,619,051	Federal Home Loan Mortgage Corp., 3.450%, 5/01/2037	3,025,424
1,248,432	Federal Home Loan Mortgage Corp., 3.700%, 5/01/2037	1,077,862
8,638,006	Federal Home Loan Mortgage Corp., 3.750%, 5/01/2037	7,410,826
2,087,596	Federal Home Loan Mortgage Corp., 3.900%, 7/01/2037	1,818,482
2,087,782	Federal Home Loan Mortgage Corp., 3.900%, 7/01/2037	1,790,067
7,013,000	Federal National Mortgage Association, 3.850%, 9/01/2037	5,915,777
160,000	Federal National Mortgage Association, 3.940%, 9/01/2032	144,947
6,597,982	Federal National Mortgage Association, 4.240%, 7/01/2038	5,804,921
		31,988,590
	Airlines — 0.8%
5,384,603	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026(a)	5,258,941
5,620,467	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029(a)	5,227,317
1,416,818	Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,377,728
14,751,433	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028(a)	14,018,919
3,178,194	United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	3,057,454
22,605,000	United Airlines Pass-Through Trust, Series 2023-1, Class A, 5.800%, 7/15/2037	21,980,650
Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$2,266,000	United Airlines, Inc., 4.375%, 4/15/2026(a)	$2,095,575
3,543,000	United Airlines, Inc., 4.625%, 4/15/2029(a)	3,045,317
		56,061,901
	Apartment REITs — 0.0%
1,715,000	American Homes 4 Rent LP, 3.375%, 7/15/2051	1,029,299
	Automotive — 1.4%
11,690,000	Ford Motor Credit Co. LLC, 6.800%, 5/12/2028	11,676,478
5,315,000	Ford Motor Credit Co. LLC, 6.950%, 3/06/2026	5,306,234
17,142,000	General Motors Co., 5.000%, 4/01/2035	14,797,703
1,000,000	General Motors Financial Co., Inc., 2.350%, 1/08/2031	756,390
5,067,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	4,834,247
11,519,000	Goodyear Tire & Rubber Co., 5.625%, 4/30/2033	9,427,283
6,206,000	Hyundai Capital America, 2.375%, 10/15/2027(a)	5,372,745
10,356,000	Hyundai Capital America, 2.650%, 2/10/2025(a)	9,890,285
7,453,000	Hyundai Capital America, 3.000%, 2/10/2027(a)	6,752,392
11,455,000	Hyundai Capital America, 6.100%, 9/21/2028(a)	11,373,275
1,725,000	Lear Corp., 3.550%, 1/15/2052	1,051,570
12,381,000	Lear Corp., 5.250%, 5/15/2049	10,008,838
4,550,000	Nissan Motor Acceptance Co. LLC, 7.050%, 9/15/2028(a)	4,549,213
		95,796,653
	Banking — 7.2%
10,051,000	Banco Santander Chile, 2.700%, 1/10/2025(a)	9,637,420
11,000,000	Banco Santander SA, 1.849%, 3/25/2026	9,892,586
3,800,000	Banco Santander SA, 2.958%, 3/25/2031	3,021,877
15,850,000	Bangkok Bank PCL, 4.050%, 3/19/2024(a)	15,703,865
4,000,000	Bank of America Corp., (fixed rate to 11/10/2027, variable rate thereafter), 6.204%, 11/10/2028	4,018,065
26,146,000	Bank of America Corp., (fixed rate to 4/22/2024, variable rate thereafter), 0.976%, 4/22/2025	25,331,631
5,475,000	Bank of America Corp., (fixed rate to 4/24/2027, variable rate thereafter), 3.705%, 4/24/2028	5,042,437
16,280,000	Bank of America Corp., (fixed rate to 4/25/2033, variable rate thereafter), 5.288%, 4/25/2034	15,148,718
24,210,000	Bank of America Corp., MTN, (fixed rate to 4/23/2026, variable rate thereafter), 3.559%, 4/23/2027	22,713,271
18,664,000	Barclays PLC, (fixed rate to 3/10/2041, variable rate thereafter), 3.811%, 3/10/2042	12,184,819
7,864,000	BBVA Bancomer SA, 1.875%, 9/18/2025(a)	7,214,539
13,513,000	BNP Paribas SA, (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027(a)	12,101,107
26,613,000	BNP Paribas SA, (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025(a)	25,559,936
23,750,000	Capital One Financial Corp., (fixed rate to 6/08/2033, variable rate thereafter), 6.377%, 6/08/2034	22,413,246
1,154,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,116,856
9,038,000	Deutsche Bank AG, 1.686%, 3/19/2026	8,185,518
8,585,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	6,160,547
6,737,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	5,014,981
1,750,000	Deutsche Bank AG, (fixed rate to 11/10/2032, variable rate thereafter), 7.079%, 2/10/2034	1,581,548
See accompanying notes to financial statements.
39 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$10,680,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	$9,658,464
12,486,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	12,643,913
6,320,000	Goldman Sachs Group, Inc., (fixed rate to 6/05/2027, variable rate thereafter), 3.691%, 6/05/2028	5,824,462
1,326,000	HSBC Holdings PLC, 4.950%, 3/31/2030	1,239,080
13,610,000	HSBC Holdings PLC, (fixed rate to 5/24/2024, variable rate thereafter), 0.976%, 5/24/2025	13,112,184
4,740,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032(a)	3,496,698
24,590,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	20,563,807
14,076,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	11,565,189
14,145,000	Macquarie Bank Ltd., 3.231%, 3/21/2025(a)	13,641,760
7,950,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 4/19/2033, variable rate thereafter), 5.406%, 4/19/2034	7,541,748
1,500,000	Morgan Stanley, (fixed rate to 2/01/2028, variable rate thereafter), 5.123%, 2/01/2029	1,444,524
13,321,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028(b)	12,153,811
10,135,000	Morgan Stanley, MTN, (fixed rate to 4/20/2028, variable rate thereafter), 5.164%, 4/20/2029	9,750,425
5,600,000	PNC Financial Services Group, Inc., (fixed rate to 1/24/2033, variable rate thereafter), 5.068%, 1/24/2034	5,078,355
11,465,000	Santander Holdings USA, Inc., (fixed rate to 1/06/2027, variable rate thereafter), 2.490%, 1/06/2028	9,954,799
24,503,000	Societe Generale SA, 2.625%, 1/22/2025(a)	23,295,384
18,840,000	Standard Chartered PLC, (fixed rate to 1/12/2032, variable rate thereafter), 3.603%, 1/12/2033(a)	14,438,976
22,346,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026(a)	21,256,142
660,000	Standard Chartered PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.866%, 3/15/2033(a)	590,713
5,660,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	5,235,673
10,888,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	9,301,018
23,580,000	Toronto-Dominion Bank, MTN, 5.523%, 7/17/2028	23,274,377
6,655,000	Truist Financial Corp., MTN, (fixed rate to 6/08/2033, variable rate thereafter), 5.867%, 6/08/2034	6,263,838
5,040,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	5,820,266
690,000	UBS Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026(a)	687,399
7,695,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	7,680,303
15,845,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027(a)	13,997,019
		481,553,294
Principal Amount (‡)	Description	Value (†)

	Building Materials — 0.4%
$15,155,000	American Builders & Contractors Supply Co., Inc., 3.875%, 11/15/2029(a)	$12,599,109
8,962,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	7,506,708
9,128,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	7,972,943
17,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029(a)	15,436
		28,094,196
	Cable Satellite — 0.6%
17,010,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(a)	12,524,089
21,060,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.500%, 4/01/2063	15,579,075
5,285,000	Time Warner Cable LLC, 4.500%, 9/15/2042	3,661,547
783,000	Time Warner Cable LLC, 5.500%, 9/01/2041	612,489
2,245,000	Time Warner Cable LLC, 5.875%, 11/15/2040	1,860,100
7,162,000	Time Warner Cable LLC, 6.550%, 5/01/2037	6,496,001
1,707,000	Time Warner Cable LLC, 6.750%, 6/15/2039	1,562,530
		42,295,831
	Chemicals — 0.9%
1,610,000	Alpek SAB de CV, 3.250%, 2/25/2031(a)	1,263,772
21,698,000	Braskem America Finance Co., 7.125%, 7/22/2041(a)	18,937,466
1,873,000	Celanese U.S. Holdings LLC, 6.050%, 3/15/2025	1,866,274
4,145,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	4,062,975
6,640,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	6,397,788
4,410,000	Nutrien Ltd., 5.800%, 3/27/2053	4,050,864
8,271,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044(a)	6,814,769
9,466,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042(a)	8,792,690
3,830,000	Sociedad Quimica y Minera de Chile SA, 3.500%, 9/10/2051(a)	2,372,340
10,424,000	Sociedad Quimica y Minera de Chile SA, 4.250%, 1/22/2050(a)	7,686,553
		62,245,491
	Collateralized Mortgage Obligations — 0.6%
33,880,000	Federal Home Loan Mortgage Corp., 6.763%, 10/25/2053(c)	33,880,000
150,826	Government National Mortgage Association, Series 2010-H24, Class FA, 1 mo. USD SOFR + 0.464%, 5.782%, 10/20/2060(c)	149,847
100,969	Government National Mortgage Association, Series 2012-H18, Class NA, 1 mo. USD SOFR + 0.634%, 5.952%, 8/20/2062(c)	100,461
498	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(d)	425
8,692	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(d)	7,479
7,207	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(d)	6,224
85,742	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063(d)	75,887
See accompanying notes to financial statements.
| 40

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$4,654,763	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	$4,482,125
6,819	Government National Mortgage Association, Series 2015-H13, Class FL, 1 mo. USD SOFR + 0.394%, 4.908%, 5/20/2063(c)(d)	6,163
		38,708,611
	Consumer Cyclical Services — 0.0%
1,791,000	Expedia Group, Inc., 6.250%, 5/01/2025(a)	1,793,946
	Consumer Products — 0.1%
2,157,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031(a)	1,759,342
1,425,000	Natura &Co. Luxembourg Holdings Sarl, 6.000%, 4/19/2029(a)	1,311,655
2,738,000	Natura Cosmeticos SA, 4.125%, 5/03/2028(a)	2,351,199
		5,422,196
	Electric — 1.3%
3,587,000	AES Corp., 3.300%, 7/15/2025(a)	3,397,521
1,609,000	AES Corp., 3.950%, 7/15/2030(a)	1,386,829
10,104,000	Calpine Corp., 5.000%, 2/01/2031(a)	8,169,990
12,220,000	CenterPoint Energy, Inc., SOFR Index + 0.650%, 5.991%, 5/13/2024(c)	12,217,754
13,354,000	Clearway Energy Operating LLC, 3.750%, 2/15/2031(a)	10,533,617
20,355,874	Cometa Energia SA de CV, 6.375%, 4/24/2035(a)	18,956,906
2,415,000	DPL, Inc., 4.350%, 4/15/2029	1,996,383
852,000	Edison International, 4.950%, 4/15/2025	834,974
2,811,000	Enel Americas SA, 4.000%, 10/25/2026	2,613,415
1,348,000	Enel Generacion Chile SA, 4.250%, 4/15/2024	1,326,531
4,316,000	Entergy Corp., 2.800%, 6/15/2030	3,580,521
750,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	657,769
10,966,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 5/01/2023, variable rate thereafter), 8.541%, 4/30/2043(c)	10,774,171
3,800,000	NRG Energy, Inc., 3.875%, 2/15/2032(a)	2,852,623
3,509,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028(a)	3,047,566
7,133,000	Transelec SA, 4.250%, 1/14/2025(a)	6,924,526
		89,271,096
	Finance Companies — 2.0%
6,365,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	5,457,849
18,150,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	17,107,745
20,287,000	Aircastle Ltd., 2.850%, 1/26/2028(a)	17,213,170
22,772,000	Ares Capital Corp., 2.150%, 7/15/2026	19,979,200
15,425,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028(a)	13,069,641
4,262,000	Blue Owl Capital Corp., 2.625%, 1/15/2027	3,660,425
13,397,000	Blue Owl Capital Corp., 3.400%, 7/15/2026	12,011,245
10,958,000	Blue Owl Technology Finance Corp., 3.750%, 6/17/2026(a)	9,724,924
18,679,000	FS KKR Capital Corp., 3.400%, 1/15/2026	17,117,197
6,000,000	Navient Corp., 5.000%, 3/15/2027	5,393,160
6,547,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,512,014
1,580,000	OneMain Finance Corp., 3.875%, 9/15/2028	1,268,175
5,769,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	4,600,027
1,655,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	1,249,828
		134,364,600
Principal Amount (‡)	Description	Value (†)

	Financial Other — 0.1%
$4,763,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	$3,808,778
	Food & Beverage — 0.7%
14,008,000	BRF SA, 5.750%, 9/21/2050(a)	9,358,465
2,032,000	Gruma SAB de CV, 4.875%, 12/01/2024(a)	2,003,250
24,100,000	JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl, 7.250%, 11/15/2053(a)	23,298,675
11,530,000	Minerva Luxembourg SA, 4.375%, 3/18/2031(a)	8,922,492
6,134,000	Post Holdings, Inc., 4.500%, 9/15/2031(a)	5,105,288
1,599,000	Smithfield Foods, Inc., 3.000%, 10/15/2030(a)	1,222,290
		49,910,460
	Government Owned - No Guarantee — 1.5%
6,872,000	Antares Holdings LP, 3.950%, 7/15/2026(a)	6,184,319
17,141,000	BOC Aviation USA Corp., 1.625%, 4/29/2024(a)	16,702,978
3,903,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050(a)	2,231,027
8,230,000	Freeport Indonesia PT, 5.315%, 4/14/2032(a)	7,409,963
6,355,000	Korea National Oil Corp., 4.875%, 4/03/2028(a)	6,192,355
16,956,000	NBN Co. Ltd., 1.450%, 5/05/2026(a)	15,235,547
7,985,000	OCP SA, 3.750%, 6/23/2031(a)	6,291,493
11,538,000	Saudi Arabian Oil Co., 3.500%, 11/24/2070(a)	6,850,688
11,825,000	Tennessee Valley Authority, 4.250%, 9/15/2065	9,376,639
7,669,000	Tennessee Valley Authority, 4.625%, 9/15/2060	6,645,734
5,427,000	Tennessee Valley Authority, 4.875%, 1/15/2048	4,980,024
9,290,000	Tennessee Valley Authority, 5.250%, 9/15/2039	9,088,323
		97,189,090
	Health Insurance — 0.1%
7,364,000	Centene Corp., 3.375%, 2/15/2030	6,142,106
	Healthcare — 0.2%
2,650,000	CVS Health Corp., 5.250%, 1/30/2031	2,546,180
12,395,000	HCA, Inc., 4.625%, 3/15/2052	9,306,108
		11,852,288
	Home Construction — 0.2%
4,801,000	Forestar Group, Inc., 3.850%, 5/15/2026(a)	4,357,832
8,905,000	NVR, Inc., 3.000%, 5/15/2030	7,419,049
		11,776,881
	Independent Energy — 0.4%
8,952,000	Devon Energy Corp., 4.500%, 1/15/2030	8,135,123
1,765,000	EQT Corp., 3.125%, 5/15/2026(a)	1,632,961
4,696,000	EQT Corp., 3.900%, 10/01/2027	4,343,676
601,000	EQT Corp., 5.000%, 1/15/2029	564,946
9,078,204	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	8,829,552
5,835,000	Pan American Energy LLC, 9.125%, 4/30/2027(a)	6,162,168
		29,668,426
	Industrial Other — 0.0%
3,408,000	Georgetown University, Series A, 5.215%, 10/01/2118	2,838,182
	Life Insurance — 0.2%
14,171,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	13,261,902
2,327,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050(a)	1,488,512
		14,750,414
	Lodging — 0.1%
6,397,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032(a)	5,157,236
See accompanying notes to financial statements.
41 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Media Entertainment — 0.6%
54,020,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,894,412
5,553,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.250%, 1/15/2029(a)	4,406,417
12,303,000	Prosus NV, 3.680%, 1/21/2030(a)	9,916,576
13,750,000	Prosus NV, 3.832%, 2/08/2051(a)	7,594,092
20,770,000	Warnermedia Holdings, Inc., 5.391%, 3/15/2062	15,340,380
		39,151,877
	Metals & Mining — 0.9%
1,835,000	Anglo American Capital PLC, 2.250%, 3/17/2028(a)	1,566,088
3,620,000	Anglo American Capital PLC, 3.875%, 3/16/2029(a)	3,243,875
3,322,000	Anglo American Capital PLC, 3.950%, 9/10/2050(a)	2,257,900
7,696,000	Anglo American Capital PLC, 5.625%, 4/01/2030(a)	7,432,601
9,977,000	FMG Resources August 2006 Pty. Ltd., 4.375%, 4/01/2031(a)	8,208,980
14,428,000	Fresnillo PLC, 4.250%, 10/02/2050(a)	10,086,903
25,662,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	20,291,456
5,290,000	POSCO, 5.625%, 1/17/2026(a)	5,267,767
3,555,000	SunCoke Energy, Inc., 4.875%, 6/30/2029(a)	3,020,772
		61,376,342
	Midstream — 0.6%
568,000	Energy Transfer LP, 5.150%, 2/01/2043	451,384
1,500,000	Energy Transfer LP, 5.300%, 4/15/2047	1,218,412
125,000	Energy Transfer LP, 5.400%, 10/01/2047	103,093
4,900,000	Energy Transfer LP, 5.950%, 10/01/2043	4,307,714
8,548,000	Energy Transfer LP, 6.500%, 2/01/2042	8,172,549
1,338,000	Energy Transfer LP, 6.625%, 10/15/2036	1,320,740
2,445,000	EQM Midstream Partners LP, 6.500%, 7/01/2027(a)	2,387,486
2,014,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025(a)	1,856,167
982,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027(a)	869,984
12,960,000	Sempra Global, 3.250%, 1/15/2032(a)	10,149,530
930,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.500%, 7/15/2027	937,207
13,096,000	Williams Cos., Inc., 3.500%, 11/15/2030	11,291,736
		43,066,002
	Mortgage Related — 24.3%
9,705,593	Federal Home Loan Mortgage Corp., 1.500%, with various maturities from 2050 to 2051(e)	32,444,718
1,291,643	Federal Home Loan Mortgage Corp., 2.000%, with various maturities from 2050 to 2052(e)	85,397,021
4,266,296	Federal Home Loan Mortgage Corp., 2.500%, with various maturities from 2050 to 2051(e)	33,075,276
1,024,131	Federal Home Loan Mortgage Corp., 3.000%, with various maturities from 2042 to 2052(e)	44,948,902
572,862	Federal Home Loan Mortgage Corp., 3.500%, with various maturities from 2043 to 2052(e)	13,595,211
866,706	Federal Home Loan Mortgage Corp., 4.000%, with various maturities from 2044 to 2052(e)	52,901,667
564,502	Federal Home Loan Mortgage Corp., 4.500%, with various maturities from 2041 to 2052(e)	22,801,600
1,277,293	Federal Home Loan Mortgage Corp., 5.000%, with various maturities in 2048(e)	11,658,994
1,643,062	Federal Home Loan Mortgage Corp., 5.500%, with various maturities in 2053(e)	28,645,852
Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$3,683	Federal Home Loan Mortgage Corp., 6.000%, with various maturities from 2035 to 2053(e)	$55,063,916
1,403,236	Federal Home Loan Mortgage Corp., 6.500%, with various maturities in 2053(e)	35,202,027
1,078,300	Federal Home Loan Mortgage Corp., 7.000%, 9/01/2053	1,109,394
56,831,939	Federal National Mortgage Association, 2.000%, with various maturities from 2037 to 2052(e)	201,522,301
384,669	Federal National Mortgage Association, 2.500%, with various maturities from 2045 to 2062(e)	532,125,278
3,065,405	Federal National Mortgage Association, 3.000%, with various maturities from 2045 to 2052(e)	51,505,125
132,478	Federal National Mortgage Association, 3.500%, with various maturities from 2043 to 2052(e)	98,943,994
2,966,990	Federal National Mortgage Association, 4.000%, with various maturities from 2041 to 2052(e)	33,556,063
68,029	Federal National Mortgage Association, 4.500%, with various maturities from 2043 to 2053(e)	16,379,055
1,650,296	Federal National Mortgage Association, 5.000%, with various maturities from 2048 to 2053(e)	11,740,699
2,802,766	Federal National Mortgage Association, 5.500%, with various maturities from 2050 to 2053(e)	8,282,661
16,951	Federal National Mortgage Association, 6.000%, with various maturities from 2034 to 2053(e)	56,458,504
1,699	Federal National Mortgage Association, 6.500%, with various maturities from 2029 to 2053(e)	22,540,231
9,228	Federal National Mortgage Association, 7.000%, with various maturities in 2030(e)	15,511
128	Federal National Mortgage Association, 7.500%, with various maturities from 2024 to 2032(e)	8,223
4,506	Government National Mortgage Association, 3.659%, 7/20/2063(b)	4,335
1,136	Government National Mortgage Association, 3.890%, 12/20/2062(b)	1,068
3,034,689	Government National Mortgage Association, 4.344%, 11/20/2066(b)	2,957,443
5,068,619	Government National Mortgage Association, 4.387%, 12/20/2066(b)	4,895,133
1,243,325	Government National Mortgage Association, 4.388%, 12/20/2063(b)	1,223,509
17,654	Government National Mortgage Association, 4.390%, 11/20/2062(b)	16,682
2,226,838	Government National Mortgage Association, 4.393%, 2/20/2066(b)	2,158,849
945,649	Government National Mortgage Association, 4.408%, 6/20/2064(b)	923,177
1,078,380	Government National Mortgage Association, 4.412%, 2/20/2066(b)	1,045,030
2,302	Government National Mortgage Association, 4.422%, 5/20/2063(b)	2,231
See accompanying notes to financial statements.
| 42

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$1,352,570	Government National Mortgage Association, 4.426%, 10/20/2066(b)	$1,307,305
1,502,470	Government National Mortgage Association, 4.450%, 6/20/2066(b)	1,463,195
1,655,802	Government National Mortgage Association, 4.496%, 9/20/2066(b)	1,607,850
2,429,693	Government National Mortgage Association, 4.507%, 6/20/2066(b)	2,363,238
2,281,143	Government National Mortgage Association, 4.510%, 12/20/2064(b)	2,236,273
2,771,897	Government National Mortgage Association, 4.544%, 10/20/2064(b)	2,711,563
502,409	Government National Mortgage Association, 4.557%, 1/20/2064(b)	497,650
2,086,966	Government National Mortgage Association, 4.574%, 2/20/2065(b)	2,040,799
741,756	Government National Mortgage Association, 4.600%, 1/20/2065(b)	726,495
1,068,797	Government National Mortgage Association, 4.605%, 3/20/2065(b)	1,044,424
2,828,840	Government National Mortgage Association, 4.609%, with various maturities from 2065 to 2066(b)(e)	3,788,203
2,273,941	Government National Mortgage Association, 4.615%, 3/20/2066(b)	2,204,569
1,738,726	Government National Mortgage Association, 4.634%, 12/20/2064(b)	1,707,270
1,264,577	Government National Mortgage Association, 4.654%, 6/20/2064(b)	1,239,608
2,680	Government National Mortgage Association, 4.657%, 5/20/2063(b)	2,612
4,368,692	Government National Mortgage Association, 4.659%, 12/20/2066(b)	4,235,444
3,470	Government National Mortgage Association, 4.677%, 8/20/2061(b)	3,389
2,058,014	Government National Mortgage Association, 4.692%, 1/20/2065(b)	2,012,273
42,664	Government National Mortgage Association, 4.700%, with various maturities from 2062 to 2066(b)(e)	1,163,840
1,459,723	Government National Mortgage Association, 4.730%, 1/20/2064(b)	1,438,425
72,333	Government National Mortgage Association, 5.500%, 4/15/2038	71,700
9,351	Government National Mortgage Association, 6.000%, with various maturities from 2029 to 2038(e)	13,535
2,505	Government National Mortgage Association, 6.500%, with various maturities from 2029 to 2032(e)	15,402
10,448	Government National Mortgage Association, 7.000%, 9/15/2025	10,404
1,124	Government National Mortgage Association, 7.500%, with various maturities from 2025 to 2030(e)	1,530
155,178,000	Uniform Mortgage-Backed Security, TBA, 3.500%, 11/01/2053(f)	133,562,190
		1,630,618,866
	Natural Gas — 0.0%
2,701,000	Boston Gas Co., 3.001%, 8/01/2029(a)	2,287,828
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
$22,085,000	AOA Mortgage Trust, Series 2021-1177, Class A, 1 mo. USD SOFR + 0.989%, 6.322%, 10/15/2038(a)(c)	$20,383,925
1,531,640	BANK, Series 2019-BN16, Class A4, 4.005%, 2/15/2052	1,390,522
3,409,380	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	2,837,231
12,696,152	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	10,713,545
6,138,240	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	5,187,419
7,135,000	BPR Trust, Series 2021-NRD, Class A, 1 mo. USD SOFR + 1.525%, 6.858%, 12/15/2038(a)(c)	6,730,865
14,179,842	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	11,999,706
7,070,071	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052	5,918,720
8,877,514	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/2053	7,283,610
735,606	Commercial Mortgage Trust, Series 2010-C1, Class D, 5.985%, 7/10/2046(a)(b)	684,116
2,112,208	Credit Suisse Mortgage Trust, Series 2014-USA, Class A1, 3.304%, 9/15/2037(a)	1,761,255
11,367,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037(a)	9,699,756
8,025,000	DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314%, 9/12/2040(a)	7,999,739
7,694,197	Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD SOFR + 1.194%, 6.527%, 7/15/2038(a)(c)	7,628,986
1,411,474	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.697%, 7/15/2038(a)(c)	1,388,437
5,627,003	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.299%, 8/10/2044(a)(b)	3,939,007
2,317,554	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	1,927,569
6,596,065	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	5,515,603
8,330,022	Med Trust, Series 2021-MDLN, Class A, 1 mo. USD SOFR + 1.064%, 6.397%, 11/15/2038(a)(c)	8,120,961
845,294	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.020%, 8/15/2046(b)	838,954
4,982,141	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 4.993%, 6/15/2044(a)(b)	4,205,076
5,245,978	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/2047	4,912,691
		131,067,693
	Other REITs — 0.0%
3,790,000	EPR Properties, 3.600%, 11/15/2031	2,809,412
	Paper — 0.2%
11,175,000	Klabin Austria GmbH, 7.000%, 4/03/2049(a)	10,548,579
	Pharmaceuticals — 0.4%
12,370,000	Amgen, Inc., 5.750%, 3/02/2063	11,411,085
See accompanying notes to financial statements.
43 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$10,284,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	$9,165,825
7,588,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	7,614,232
1,903,000	Viatris, Inc., 4.000%, 6/22/2050	1,150,427
		29,341,569
	Property & Casualty Insurance — 0.1%
2,585,000	Ascot Group Ltd., 4.250%, 12/15/2030(a)	1,907,705
5,865,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060(a)	3,679,049
		5,586,754
	Refining — 0.2%
1,000,000	Thaioil Treasury Center Co. Ltd., 3.750%, 6/18/2050(a)	602,387
19,664,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043(a)	15,020,936
		15,623,323
	Retailers — 0.4%
3,081,000	Alibaba Group Holding Ltd., 3.250%, 2/09/2061	1,645,608
12,355,000	Dick's Sporting Goods, Inc., 4.100%, 1/15/2052	7,505,709
4,907,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026(a)	4,596,525
8,985,000	Falabella SA, 3.375%, 1/15/2032(a)	6,608,118
6,632,000	Lithia Motors, Inc., 4.375%, 1/15/2031(a)	5,486,767
4,582,000	MercadoLibre, Inc., 3.125%, 1/14/2031	3,605,537
		29,448,264
	Sovereigns — 0.2%
4,185,000	Panama Government International Bonds, 6.853%, 3/28/2054	3,886,057
14,320,000	Republic of South Africa Government International Bonds, 7.300%, 4/20/2052	11,315,234
		15,201,291
	Technology — 1.6%
3,175,000	Baidu, Inc., 2.375%, 10/09/2030	2,509,742
4,515,000	Baidu, Inc., 3.075%, 4/07/2025	4,372,236
5,890,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	4,294,291
11,954,000	Corning, Inc., 5.450%, 11/15/2079	10,039,054
2,133,000	Equifax, Inc., 2.600%, 12/15/2025	1,984,396
4,324,000	Equifax, Inc., 7.000%, 7/01/2037	4,331,663
15,011,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	15,083,481
12,714,000	Iron Mountain, Inc., 4.500%, 2/15/2031(a)	10,456,800
5,460,000	Jabil, Inc., 3.000%, 1/15/2031	4,423,910
2,250,000	Jabil, Inc., 5.450%, 2/01/2029	2,188,010
6,151,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025(a)	5,886,683
14,161,000	Oracle Corp., 4.100%, 3/25/2061	9,444,868
4,505,000	Qorvo, Inc., 1.750%, 12/15/2024(a)	4,232,755
3,513,000	Sabre Global, Inc., 8.625%, 6/01/2027(a)	2,978,344
39,000	Science Applications International Corp., 4.875%, 4/01/2028(a)	35,394
4,204,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	3,402,402
13,563,000	Tencent Holdings Ltd., 3.290%, 6/03/2060(a)	7,344,033
13,307,000	Ziff Davis, Inc., 4.625%, 10/15/2030(a)	11,266,364
		104,274,426
	Tobacco — 0.4%
26,019,000	BAT Capital Corp., 2.789%, 9/06/2024	25,246,929
Principal Amount (‡)	Description	Value (†)

	Treasuries — 33.3%
6,545,647(g )	Mexico Bonos, Series M, 5.750%, 3/05/2026, (MXN)	33,674,917
12,930,849(g )	Mexico Bonos, Series M 20, 8.500%, 5/31/2029, (MXN)	69,679,302
154,795,000	U.S. Treasury Bonds, 1.750%, 8/15/2041	96,396,168
241,735,000	U.S. Treasury Bonds, 2.000%, 11/15/2041	156,872,795
71,990,000	U.S. Treasury Bonds, 2.375%, 2/15/2042	49,760,276
46,925,000	U.S. Treasury Bonds, 3.250%, 5/15/2042	37,393,359
91,165,000	U.S. Treasury Bonds, 3.375%, 8/15/2042	73,865,017
61,645,000	U.S. Treasury Bonds, 3.625%, 2/15/2053	50,982,341
25,855,000	U.S. Treasury Bonds, 3.625%, 5/15/2053	21,407,132
15,860,000	U.S. Treasury Bonds, 3.875%, 2/15/2043	13,803,156
84,395,000	U.S. Treasury Bonds, 3.875%, 5/15/2043	73,370,903
30,715,000	U.S. Treasury Bonds, 4.125%, 8/15/2053	27,883,461
33,540,000	U.S. Treasury Notes, 2.750%, 7/31/2027	31,243,296
45,850,000	U.S. Treasury Notes, 2.750%, 8/15/2032	39,703,234
1,135,000	U.S. Treasury Notes, 2.875%, 5/15/2032	996,273
175,885,000	U.S. Treasury Notes, 3.125%, 8/31/2029	162,089,020
160,115,000	U.S. Treasury Notes, 3.375%, 5/15/2033	145,204,291
41,465,000	U.S. Treasury Notes, 3.500%, 1/31/2028	39,571,540
25,800,000	U.S. Treasury Notes, 3.500%, 4/30/2028	24,590,625
21,635,000	U.S. Treasury Notes, 3.500%, 1/31/2030	20,278,587
127,735,000	U.S. Treasury Notes, 3.500%, 2/15/2033	117,196,862
31,760,000	U.S. Treasury Notes, 3.625%, 3/31/2028	30,447,419
31,255,000	U.S. Treasury Notes, 3.625%, 5/31/2028	29,955,964
12,305,000	U.S. Treasury Notes, 3.625%, 3/31/2030	11,606,595
3,655,000	U.S. Treasury Notes, 3.750%, 6/30/2030	3,469,109
14,275,000	U.S. Treasury Notes, 3.875%, 11/30/2027	13,837,828
33,275,000	U.S. Treasury Notes, 3.875%, 12/31/2027	32,249,454
150,610,000	U.S. Treasury Notes, 3.875%, 9/30/2029	144,473,819
30,770,000	U.S. Treasury Notes, 3.875%, 11/30/2029	29,491,122
60,010,000	U.S. Treasury Notes, 3.875%, 12/31/2029	57,485,361
128,115,000	U.S. Treasury Notes, 3.875%, 8/15/2033	121,048,657
10,015,000	U.S. Treasury Notes, 4.000%, 6/30/2028	9,747,803
10,050,000	U.S. Treasury Notes, 4.125%, 9/30/2027	9,840,756
19,250,000	U.S. Treasury Notes, 4.125%, 10/31/2027	18,840,186
17,846,000	U.S. Treasury Notes, 4.125%, 7/31/2028	17,461,196
235,490,000	U.S. Treasury Notes, 4.125%, 11/15/2032	227,119,065
88,215,000	U.S. Treasury Notes, 4.625%, 9/30/2028	88,270,134
4,053,612,000	Uruguay Government International Bonds, 8.250%, 5/21/2031, (UYU)	98,389,009
213,447,000	Uruguay Government International Bonds, 8.500%, 3/15/2028, (UYU)(a)	5,349,077
93,095,000	Uruguay Government International Bonds, 8.500%, 3/15/2028, (UYU)	2,333,002
		2,237,378,111
	Wireless — 0.8%
17,567,000	Bharti Airtel Ltd., 4.375%, 6/10/2025(a)	17,121,095
983,000	Crown Castle, Inc., 4.150%, 7/01/2050	700,152
3,360,000	Empresa Nacional de Telecomunicaciones SA, 3.050%, 9/14/2032(a)	2,562,000
8,085,000	Kenbourne Invest SA, 4.700%, 1/22/2028(a)	5,030,245
5,452,000	Millicom International Cellular SA, 4.500%, 4/27/2031(a)	3,893,555
14,210,000	SBA Communications Corp., 3.125%, 2/01/2029	11,852,167
16,530,000	Sitios Latinoamerica SAB de CV, 5.375%, 4/04/2032(a)	14,213,816
		55,373,030
	Wirelines — 0.6%
18,528,000	AT&T, Inc., 1.700%, 3/25/2026	16,811,229
7,956,000	AT&T, Inc., 3.500%, 9/15/2053	4,915,607
See accompanying notes to financial statements.
| 44

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$2,905,000	AT&T, Inc., 3.550%, 9/15/2055	$1,778,319
1,863,000	AT&T, Inc., 3.650%, 6/01/2051	1,201,251
11,891,000	AT&T, Inc., 3.650%, 9/15/2059	7,235,055
7,539,000	AT&T, Inc., 3.800%, 12/01/2057	4,776,151
		36,717,612
	Total Non-Convertible Bonds (Identified Cost $6,983,349,225)	6,158,305,676

Municipals — 0.1%
	Virginia — 0.1%
12,785,000	University of Virginia, 3.227%, 9/01/2119 (Identified Cost $12,785,000)	7,354,441
	Total Bonds and Notes (Identified Cost $6,996,134,225)	6,165,660,117

Collateralized Loan Obligations — 3.1%
2,390,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.782%, 9.090%, 10/15/2034(a)(c)	2,355,177
1,000,000	37 Capital CLO II Ltd., Series 2022-1A, Class C1, 3 mo. USD SOFR + 3.350%, 8.658%, 7/15/2034(a)(c)	1,001,316
1,000,000	AIMCO CLO 14 Ltd., Series 2021-14A, Class B, 3 mo. USD SOFR + 1.612%, 6.938%, 4/20/2034(a)(c)	979,032
1,575,000	Allegro CLO XII Ltd., Series 2020-1A, Class B, 3 mo. USD SOFR + 1.962%, 7.295%, 1/21/2032(a)(c)	1,551,154
1,896,362	AMMC CLO 16 Ltd., Series 2015-16A, Class BR2, 3 mo. USD SOFR + 1.712%, 7.023%, 4/14/2029(a)(c)	1,896,386
4,275,000	AMMC CLO 26 Ltd., Series 2023-26A, Class D, 3 mo. USD SOFR + 5.750%, 10.893%, 4/15/2036(a)(c)	4,337,864
400,000	ARES XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3 mo. USD SOFR + 1.762%, 7.070%, 10/15/2030(a)(c)	394,260
745,000	Atrium IX, Series 9A, Class BR2, 3 mo. USD SOFR + 1.762%, 7.150%, 5/28/2030(a)(c)	737,612
982,443	Atrium XIII, Series 13A, Class A1, 3 mo. USD SOFR + 1.442%, 6.787%, 11/21/2030(a)(c)	980,158
1,650,000	Atrium XV, Series 15A, Class B, 3 mo. USD SOFR + 2.012%, 7.357%, 1/23/2031(a)(c)	1,647,612
3,000,000	Atrium XV, Series 15A, Class D, 3 mo. USD SOFR + 3.262%, 8.607%, 1/23/2031(a)(c)	2,936,103
1,165,000	Bain Capital Credit CLO Ltd., Series 2019-1A, Class CR, 3 mo. USD SOFR + 2.412%, 7.732%, 4/19/2034(a)(c)	1,144,423
845,000	Bain Capital Credit CLO Ltd., Series 2020-1A, Class B, 3 mo. USD SOFR + 1.962%, 7.272%, 4/18/2033(a)(c)	837,937
1,750,000	Bain Capital Credit CLO Ltd., Series 2021-7A, Class D, 3 mo. USD SOFR + 3.512%, 8.857%, 1/22/2035(a)(c)	1,694,149
565,000	Bain Capital Credit CLO Ltd., Series 2023-1A, Class B, 3 mo. USD SOFR + 2.250%, 6.993%, 4/16/2036(a)(c)	552,916
2,250,000	Bain Capital Credit CLO Ltd., Series 2023-1A, Class D, 3 mo. USD SOFR + 4.900%, 9.643%, 4/16/2036(a)(c)	2,261,785
Principal Amount (‡)	Description	Value (†)

$4,165,000	Balboa Bay Loan Funding Ltd., Series 2021-1A, Class A, 3 mo. USD SOFR + 1.462%, 6.788%, 7/20/2034(a)(c)	$4,142,092
3,420,000	Balboa Bay Loan Funding Ltd., Series 2023-1A, Class B, 3 mo. USD SOFR + 2.550%, 7.429%, 4/20/2035(a)(c)	3,426,416
1,400,000	Ballyrock CLO Ltd., Series 2019-1A, Class A2R, 3 mo. USD SOFR + 1.812%, 7.120%, 7/15/2032(a)(c)	1,386,192
1,065,000	Battalion CLO VIII, Series 2015-8A, Class BR2, 3 mo. USD SOFR + 2.262%, 7.572%, 7/18/2030(a)(c)	1,056,003
5,000,000	Battalion CLO X Ltd., Series 2016-10A, Class A1R2, 3 mo. USD SOFR + 1.432%, 6.777%, 1/25/2035(a)(c)	4,939,940
400,000	Battalion CLO XIX Ltd., Series 2021-19A, Class D, 3 mo. USD SOFR + 3.512%, 8.820%, 4/15/2034(a)(c)	372,448
1,675,000	Betony CLO 2 Ltd., Series 2018-1A, Class A2, 3 mo. USD SOFR + 1.862%, 7.231%, 4/30/2031(a)(c)	1,660,201
1,865,000	BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, 3 mo. USD SOFR + 2.012%, 7.363%, 7/25/2034(a)(c)	1,837,786
2,400,000	Buttermilk Park CLO Ltd., Series 2018-1A, Class C, 3 mo. USD SOFR + 2.362%, 7.670%, 10/15/2031(a)(c)	2,343,024
1,875,320	Carbone CLO Ltd., Series 2017-1A, Class A1, 3 mo. USD SOFR + 1.402%, 6.728%, 1/20/2031(a)(c)	1,873,253
545,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-5A, Class A2RR, 3 mo. USD SOFR + 1.912%, 7.238%, 1/20/2032(a)(c)	537,569
3,975,000	CarVal CLO II Ltd., Series 2019-1A, Class DR, 3 mo. USD SOFR + 3.462%, 8.788%, 4/20/2032(a)(c)	3,860,150
3,515,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3 mo. USD SOFR + 3.212%, 8.538%, 7/20/2032(a)(c)	3,460,888
525,000	Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, 3 mo. USD SOFR + 1.912%, 7.220%, 7/17/2034(a)(c)	515,469
1,255,000	CIFC Funding Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 1.962%, 7.295%, 4/23/2029(a)(c)	1,251,116
540,000	CIFC Funding Ltd., Series 2019-3A, Class CR, 3 mo. USD SOFR + 3.312%, 8.620%, 10/16/2034(a)(c)	537,814
2,500,000	CIFC Funding Ltd., Series 2019-5A, Class CR, 3 mo. USD SOFR + 3.412%, 8.720%, 1/15/2035(a)(c)	2,473,292
2,935,000	CIFC Funding Ltd., Series 2020-1A, Class BR, 3 mo. USD SOFR + 1.912%, 7.220%, 7/15/2036(a)(c)	2,888,342
4,500,000	CIFC Funding Ltd., Series 2020-3A, Class DR, 3 mo. USD SOFR + 3.362%, 8.688%, 10/20/2034(a)(c)	4,403,871
7,190,000	CIFC Funding Ltd., Series 2021-7A, Class D, 3 mo. USD SOFR + 3.262%, 8.607%, 1/23/2035(a)(c)	6,904,960
4,210,000	Clover CLO LLC, Series 2018-1A, Class A1R, 3 mo. USD SOFR + 1.382%, 6.708%, 4/20/2032(a)(c)	4,199,795
See accompanying notes to financial statements.
45 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

$725,000	Clover CLO Ltd., Series 2019-1A, Class BR, 3 mo. USD SOFR + 1.850%, 7.160%, 4/18/2035(a)(c)	$710,065
7,655,000	Crown City CLO III, Series 2021-1A, Class A1A, 3 mo. USD SOFR + 1.432%, 6.758%, 7/20/2034(a)(c)	7,567,871
633,374	Dryden 30 Senior Loan Fund, Series 2013-30A, Class AR, 3 mo. USD SOFR + 1.082%, 6.446%, 11/15/2028(a)(c)	631,450
5,450,000	Dryden 78 CLO Ltd., Series 2020-78A, Class A, 3 mo. USD SOFR + 1.442%, 6.750%, 4/17/2033(a)(c)	5,379,297
4,520,000	Elmwood CLO III Ltd., Series 2019-3A, Class AR, 3 mo. USD SOFR + 1.422%, 6.748%, 10/20/2034(a)(c)	4,500,713
2,700,000	Elmwood CLO IV Ltd., Series 2020-1A, Class A, 3 mo. USD SOFR + 1.502%, 6.810%, 4/15/2033(a)(c)	2,691,949
1,750,000	Fortress Credit BSL XII Ltd., Series 2021-4A, Class D, 3 mo. USD SOFR + 3.912%, 9.220%, 10/15/2034(a)(c)	1,733,478
500,000	Generate CLO 9 Ltd., Series 9A, Class A, 3 mo. USD SOFR + 1.462%, 6.788%, 10/20/2034(a)(c)	496,347
1,875,000	GoldenTree Loan Management U.S. CLO 2 Ltd., Series 2017-2A, Class BR, 3 mo. USD SOFR + 1.662%, 6.988%, 11/20/2030(a)(c)	1,859,539
1,518,000	Greywolf CLO VI Ltd., Series 2018-1A, Class A2, 3 mo. USD SOFR + 1.890%, 7.241%, 4/26/2031(a)(c)	1,509,504
2,575,000	Hayfin U.S. XII Ltd., Series 2018-9A, Class BR, 3 mo. USD SOFR + 2.062%, 7.427%, 4/28/2031(a)(c)	2,560,322
5,000,000	Invesco U.S. CLO Ltd., Series 2023-2A, Class D, 3 mo. USD SOFR + 4.950%, 9.806%, 4/21/2036(a)(c)	5,033,375
2,000,000	LCM XX LP, Series 20A, Class BR, 3 mo. USD SOFR + 1.812%, 7.138%, 10/20/2027(a)(c)	1,999,662
1,190,000	Long Point Park CLO Ltd., Series 2017-1A, Class A2, 3 mo. USD SOFR + 1.637%, 6.945%, 1/17/2030(a)(c)	1,172,401
3,155,000	Madison Park Funding LIX Ltd., Series 2021-59A, Class A, 3 mo. USD SOFR + 1.402%, 6.712%, 1/18/2034(a)(c)	3,136,367
680,000	Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, 3 mo. USD SOFR + 1.862%, 7.170%, 1/15/2033(a)(c)	670,528
475,000	Madison Park Funding XXXV Ltd., Series 2019-35A, Class CR, 3 mo. USD SOFR + 2.162%, 7.488%, 4/20/2032(a)(c)	467,574
835,000	Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class B, 3 mo. USD SOFR + 1.912%, 7.220%, 7/17/2034(a)(c)	824,074
1,410,903	Magnetite XVIII Ltd., Series 2016-18A, Class AR2, 3 mo. USD SOFR + 1.142%, 6.506%, 11/15/2028(a)(c)	1,407,197
1,250,000	Magnetite XXI Ltd., Series 2019-21A, Class BR, 3 mo. USD SOFR + 1.612%, 6.938%, 4/20/2034(a)(c)	1,224,033
465,000	MP CLO VIII Ltd., Series 2015-2A, Class ARR, 3 mo. USD LIBOR + 1.200%, 6.827%, 4/28/2034(a)(c)	456,307
Principal Amount (‡)	Description	Value (†)

$1,345,000	Neuberger Berman CLO XIV, Series 2013-14A, Class BR2, 3 mo. USD SOFR + 1.762%, 7.127%, 1/28/2030(a)(c)	$1,332,961
650,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD SOFR + 2.162%, 7.527%, 1/28/2030(a)(c)	642,511
3,410,000	Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class B, 3 mo. USD SOFR + 1.662%, 6.970%, 4/16/2033(a)(c)	3,359,399
2,745,000	NYACK Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.062%, 8.388%, 10/20/2034(a)(c)	2,582,996
1,750,000	Octagon Investment Partners 31 Ltd., Series 2017-1A, Class B1R, 3 mo. USD SOFR + 1.762%, 7.088%, 7/20/2030(a)(c)	1,735,960
4,385,000	Octagon Investment Partners 32 Ltd., Series 2017-1A, Class CR, 3 mo. USD SOFR + 2.312%, 7.620%, 7/15/2029(a)(c)	4,294,915
4,000,000	OHA Credit Funding 10 Ltd., Series 2021-10A, Class A, 3 mo. USD SOFR + 1.392%, 6.702%, 1/18/2036(a)(c)	3,980,664
1,000,000	OHA Credit Funding 16 Ltd., Series 2023-16A, Class B, 3 mo. USD SOFR + 2.250%, 6.745%, 10/20/2036(a)(c)	1,000,000
8,880,000	OHA Credit Funding 8 Ltd., Series 2021-8A, Class B1, 3 mo. USD SOFR + 1.762%, 7.072%, 1/18/2034(a)(c)	8,795,010
1,280,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class BR, 3 mo. USD SOFR + 1.912%, 7.238%, 1/20/2032(a)(c)	1,273,902
470,000	OZLM Funding IV Ltd., Series 2013-4A, Class A2R, 3 mo. USD SOFR + 1.962%, 7.307%, 10/22/2030(a)(c)	462,997
260,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3 mo. USD SOFR + 2.212%, 7.538%, 7/20/2030(a)(c)	257,264
250,000	Palmer Square CLO Ltd., Series 2019-1A, Class A2R, 3 mo. USD SOFR + 1.962%, 7.331%, 11/14/2034(a)(c)	246,586
2,120,000	Palmer Square Loan Funding Ltd., Series 2020-4A, Class C, 3 mo. USD SOFR + 3.862%, 9.253%, 11/25/2028(a)(c)	2,118,453
1,250,000	Palmer Square Loan Funding Ltd., Series 2021-1A, Class B, 3 mo. USD SOFR + 2.062%, 7.388%, 4/20/2029(a)(c)	1,237,027
750,000	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, 3 mo. USD SOFR + 1.662%, 6.988%, 7/20/2029(a)(c)	747,846
1,500,000	Palmer Square Loan Funding Ltd., Series 2021-4A, Class A2, 3 mo. USD SOFR + 1.662%, 6.970%, 10/15/2029(a)(c)	1,491,268
1,000,000	Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, 3 mo. USD SOFR + 1.900%, 7.208%, 10/15/2030(a)(c)	996,533
1,450,000	Post CLO Ltd., Series 2021-1A, Class A, 3 mo. USD SOFR + 1.462%, 6.770%, 10/15/2034(a)(c)	1,439,965
5,670,000	Post CLO Ltd., Series 2021-1A, Class B, 3 mo. USD SOFR + 2.012%, 7.320%, 10/15/2034(a)(c)	5,610,618
1,245,000	Post CLO Ltd., Series 2022-1A, Class B, 3 mo. USD SOFR + 1.900%, 7.226%, 4/20/2035(a)(c)	1,215,235
3,730,000	PPM CLO 5 Ltd., Series 2021-5A, Class B, 3 mo. USD SOFR + 1.962%, 7.272%, 10/18/2034(a)(c)	3,646,821
See accompanying notes to financial statements.
| 46

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

$1,460,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3 mo. USD SOFR + 1.662%, 6.988%, 4/20/2034(a)(c)	$1,433,136
750,000	Regatta IX Funding Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 2.062%, 7.370%, 4/17/2030(a)(c)	749,575
3,250,000	Riserva CLO Ltd., Series 2016-3A, Class DRR, 3 mo. USD SOFR + 3.512%, 8.822%, 1/18/2034(a)(c)	3,125,736
1,495,000	Rockford Tower CLO Ltd., Series 2017-1A, Class BR2A, 3 mo. USD SOFR + 1.912%, 7.238%, 4/20/2034(a)(c)	1,458,223
2,750,000	RR 26 Ltd., Series 2023-26A, Class A1, 3 mo. USD SOFR + 1.780%, 6.512%, 4/15/2038(a)(c)	2,751,752
3,000,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.730%, 4/17/2034(a)(c)	2,974,992
1,000,000	Signal Peak CLO Ltd., Series 2022-12A, Class B1, 3 mo. USD SOFR + 2.600%, 7.910%, 7/18/2034(a)(c)	1,000,400
1,000,000	Silver Creek CLO Ltd., Series 2014-1A, Class DR, 3 mo. USD SOFR + 3.612%, 8.938%, 7/20/2030(a)(c)	1,002,516
2,085,000	THL Credit Wind River CLO Ltd., Series 2017-4A, Class B, 3 mo. USD SOFR + 1.712%, 7.091%, 11/20/2030(a)(c)	2,052,682
3,500,000	TICP CLO V Ltd., Series 2016-5A, Class CR, 3 mo. USD SOFR + 2.462%, 7.770%, 7/17/2031(a)(c)	3,480,071
1,880,000	TICP CLO XII Ltd., Series 2018-12A, Class BR, 3 mo. USD SOFR + 1.912%, 7.220%, 7/15/2034(a)(c)	1,845,258
5,000,000	Trestles CLO IV Ltd., Series 2021-4A, Class A, 3 mo. USD SOFR + 1.432%, 6.765%, 7/21/2034(a)(c)	4,952,880
1,000,000	Trinitas CLO XVI Ltd., Series 2021-16A, Class A1, 3 mo. USD SOFR + 1.442%, 6.768%, 7/20/2034(a)(c)	987,151
500,000	Trinitas CLO XVIII Ltd., Series 2021-18A, Class A1, 3 mo. USD SOFR + 1.432%, 6.758%, 1/20/2035(a)(c)	493,591
2,280,000	Wellington Management CLO 1 Ltd., Series 2023-1A, Class C, 3 mo. USD SOFR + 3.100%, 9.400%, 10/20/2036(a)(c)	2,280,401
250,000	Wind River CLO Ltd., Series 2021-3A, Class A, 3 mo. USD SOFR + 1.412%, 6.738%, 7/20/2033(a)(c)	247,703
	Total Collateralized Loan Obligations (Identified Cost $203,861,428)	204,715,556

Short-Term Investments — 8.8%
80,539,294	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $80,556,073 on 10/02/2023 collateralized by $58,545,500 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $52,131,330; $33,072,800 U.S. Treasury Note, 1.375% due 8/31/2026 valued at $30,018,791; including accrued interest (Note 2 of Notes to Financial Statements)	80,539,294
13,005,000	Federal Home Loan Bank Discount Notes, 5.150%-5.220%, 10/05/2023(h)(i)	12,999,446
Principal Amount (‡)	Description	Value (†)

$28,525,000	Federal Home Loan Bank Discount Notes, 5.220%-5.270%, 10/02/2023(h)(i)(j)	$28,525,000
73,300,000	Federal Home Loan Bank Discount Notes, 5.250%, 10/10/2023(i)	73,216,545
52,405,000	Federal Home Loan Bank Discount Notes, 5.250%, 10/11/2023(i)	52,336,178
71,255,000	Federal Home Loan Bank Discount Notes, 5.250%, 10/16/2023(i)	71,113,089
100,000,000	Federal National Mortgage Association Discount Notes, 5.225%, 10/02/2023(i)	100,000,000
40,890,000	U.S. Treasury Bills, 5.251%–5.262%, 2/01/2024(h)(i)(k)	40,155,224
126,320,000	U.S. Treasury Bills, 5.266%–5.268%, 11/02/2023(h)(i)	125,744,577
3,110,000	U.S. Treasury Bills, 5.300%, 12/21/2023(i)	3,073,278
	Total Short-Term Investments (Identified Cost $587,663,098)	587,702,631
	Total Investments — 103.7% (Identified Cost $7,787,658,751)	6,958,078,304
	Other assets less liabilities — (3.7)%	(245,069,150)
	Net Assets — 100.0%	$6,713,009,154

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,
normally to qualified institutional buyers. At September 30, 2023, the value of Rule 144A holdings amounted to $1,401,270,934 or
20.9% of net assets.

(b)
Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or
prepayments on underlying pools of assets, if applicable,
(ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a
multiplier and/or subject to certain floors or caps. Rate as of
September 30, 2023 is disclosed.

(c)	Variable rate security. Rate as of September 30, 2023 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)
The Fund’s investment in mortgage related securities of Federal
Home Loan Mortgage Corporation, Federal National Mortgage
Association and Government National Mortgage Association
are interests in separate pools of mortgages. All separate
investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of
presentation in the Portfolio of Investments.

(f)	When-issued/delayed delivery.
(g)	Amount shown represents units. One unit represents a principal amount of 100.
(h)
The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
See accompanying notes to financial statements.
47 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Core Plus Bond Fund (continued)
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

MXN	Mexican Peso
UYU	Uruguayan Peso
At September 30, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	12/19/2023	2,936	$323,502,359	$317,271,500	$(6,230,859)
CBOT 2 Year U.S. Treasury Notes Futures	12/29/2023	654	132,903,087	132,572,953	(330,134)
CBOT 5 Year U.S. Treasury Notes Futures	12/29/2023	4,776	507,700,124	503,196,375	(4,503,749)
CME Ultra Long Term U.S. Treasury Bond Futures	12/19/2023	435	55,372,707	51,629,063	(3,743,644)
Ultra 10-Year U.S. Treasury Notes Futures	12/19/2023	2,976	342,303,832	332,010,000	(10,293,832)
Total					$(25,102,218)
Industry Summary at September 30, 2023
Treasuries	33.3%
Mortgage Related	24.3
Banking	7.2
ABS Car Loan	2.6
Finance Companies	2.0
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	20.4
Collateralized Loan Obligations	3.1
Short-Term Investments	8.8
Total Investments	103.7
Other assets less liabilities (including futures contracts)	(3.7)
Net Assets	100.0%
See accompanying notes to financial statements.
| 48

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 88.6% of Net Assets

Non-Convertible Bonds — 83.3%
	Aerospace & Defense — 0.8%
$20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	$18,087
125,000	Textron, Inc., 3.000%, 6/01/2030	105,183
20,000	TransDigm, Inc., 6.250%, 3/15/2026(a)	19,652
10,000	TransDigm, Inc., 6.750%, 8/15/2028(a)	9,845
		152,767
	Airlines — 0.6%
66,193	American Airlines Pass-Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	56,628
9,698	United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	9,329
55,000	United Airlines Pass-Through Trust, Series 2023-1, Class A, 5.800%, 7/15/2037	53,481
		119,438
	Apartment REITs — 0.0%
10,000	American Homes 4 Rent LP, 2.375%, 7/15/2031	7,624
	Automotive — 1.2%
60,000	Allison Transmission, Inc., 3.750%, 1/30/2031(a)	48,504
70,000	General Motors Co., 5.200%, 4/01/2045	54,426
40,000	General Motors Co., 6.250%, 10/02/2043	35,838
5,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	3,869
5,000	General Motors Financial Co., Inc., 5.850%, 4/06/2030	4,789
90,000	General Motors Financial Co., Inc., 6.000%, 1/09/2028	88,898
5,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(b)	4,273
		240,597
	Banking — 13.4%
40,000	Ally Financial, Inc., 2.200%, 11/02/2028	31,605
65,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(b)	44,606
50,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(b)	31,310
30,000	Bank of America Corp., (fixed rate to 4/25/2033, variable rate thereafter), 5.288%, 4/25/2034	27,915
65,000	Bank of America Corp., (fixed rate to 9/15/2033, variable rate thereafter), 5.872%, 9/15/2034	63,257
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	256,489
200,000	Barclays PLC, (fixed rate to 5/09/2033, variable rate thereafter), 6.224%, 5/09/2034	189,458
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	154,422
215,000	Citigroup, Inc., 4.450%, 9/29/2027	201,852
250,000	Credit Agricole SA, (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033(a)	221,672
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	120,931
390,000	Morgan Stanley, 3.625%, 1/20/2027	364,079
50,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	46,734
80,000	Morgan Stanley, (fixed rate to 1/21/2027, variable rate thereafter), 2.475%, 1/21/2028	71,329
200,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	176,626
115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	104,175
200,000	Societe Generale SA, (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035(a)	157,363
Principal Amount	Description	Value (†)

	Banking — continued
$200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031(a)	$179,927
250,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	247,650
		2,691,400
	Brokerage — 0.9%
15,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	14,744
180,000	Jefferies Financial Group, Inc., 6.500%, 1/20/2043	173,334
		188,078
	Building Materials — 1.1%
260,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	217,780
	Cable Satellite — 5.4%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031(a)	99,539
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030(a)	98,497
35,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032(a)	28,000
25,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027(a)	23,293
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026(a)	9,659
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	3,644
20,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	15,597
90,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	51,052
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	4,253
150,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.800%, 3/01/2050	104,890
200,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	106,330
200,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	107,195
15,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/2027(a)	13,263
175,000	DISH DBS Corp., 5.125%, 6/01/2029	97,016
175,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	148,724
45,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	34,594
200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	138,564
		1,084,110
	Chemicals — 0.9%
15,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	14,703
10,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	9,635
15,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	14,601
70,000	CF Industries, Inc., 4.500%, 12/01/2026(a)	66,978
15,000	FMC Corp., 3.450%, 10/01/2029	12,631
60,000	Hercules LLC, 6.500%, 6/30/2029	54,975
		173,523
	Construction Machinery — 1.6%
200,000	Ashtead Capital, Inc., 5.950%, 10/15/2033(a)	189,871
90,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024	88,851
20,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	19,743
35,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	33,166
		331,631
	Consumer Cyclical Services — 2.6%
10,000	Expedia Group, Inc., 2.950%, 3/15/2031	8,056
195,000	Expedia Group, Inc., 3.250%, 2/15/2030	164,932
See accompanying notes to financial statements.
49 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Credit Income Fund (continued)
Principal Amount	Description	Value (†)

	Consumer Cyclical Services — continued
$50,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029(a)	$42,068
325,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	290,503
25,000	Uber Technologies, Inc., 7.500%, 9/15/2027(a)	25,208
		530,767
	Diversified Manufacturing — 0.4%
5,000	Ingersoll Rand, Inc., 5.700%, 8/14/2033	4,825
5,000	Nordson Corp., 5.600%, 9/15/2028	4,952
10,000	Nordson Corp., 5.800%, 9/15/2033	9,768
55,000	Veralto Corp., 5.450%, 9/18/2033(a)	53,214
		72,759
	Electric — 0.8%
15,000	AES Corp., 2.450%, 1/15/2031	11,536
5,000	AES Corp., 3.950%, 7/15/2030(a)	4,310
60,000	Calpine Corp., 3.750%, 3/01/2031(a)	48,337
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	17,541
35,000	NRG Energy, Inc., 4.450%, 6/15/2029(a)	30,353
15,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	14,436
25,000	Southern Co., 5.700%, 3/15/2034	24,484
20,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027(a)	18,243
		169,240
	Finance Companies — 7.2%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	136,034
20,000	Air Lease Corp., 3.125%, 12/01/2030	16,285
60,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	49,350
40,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(b)	35,225
125,000	Aircastle Ltd., 4.125%, 5/01/2024	123,211
40,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	39,227
15,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(b)	11,795
40,000	Ares Capital Corp., 2.875%, 6/15/2028	33,456
60,000	Ares Capital Corp., 3.200%, 11/15/2031	45,909
35,000	Aviation Capital Group LLC, 1.950%, 1/30/2026(a)	31,466
35,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	34,187
30,000	Aviation Capital Group LLC, 6.375%, 7/15/2030(a)	29,051
30,000	Barings BDC, Inc., 3.300%, 11/23/2026	26,322
115,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	97,501
50,000	Blue Owl Capital Corp., 2.625%, 1/15/2027	42,943
70,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	57,559
60,000	Blue Owl Technology Finance Corp., 2.500%, 1/15/2027	50,375
55,000	GATX Corp., 5.450%, 9/15/2033	51,615
5,000	GATX Corp., 6.050%, 3/15/2034	4,883
65,000	Hercules Capital, Inc., 3.375%, 1/20/2027	56,832
35,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031(a)	28,953
60,000	Navient Corp., 5.000%, 3/15/2027	53,932
10,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	8,611
5,000	OneMain Finance Corp., 3.500%, 1/15/2027	4,281
10,000	OneMain Finance Corp., 5.375%, 11/15/2029	8,375
10,000	OneMain Finance Corp., 7.125%, 3/15/2026	9,794
140,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	123,297
75,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	62,005
Principal Amount	Description	Value (†)

	Finance Companies — continued
$160,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	$127,579
60,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	45,311
		1,445,364
	Financial Other — 0.6%
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	23,990
120,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	105,477
		129,467
	Food & Beverage — 1.5%
30,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.250%, 4/27/2029(a)	27,075
20,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029	16,784
10,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	7,733
10,000	Pilgrim's Pride Corp., 4.250%, 4/15/2031	8,342
50,000	Pilgrim's Pride Corp., 5.875%, 9/30/2027(a)	50,727
60,000	Post Holdings, Inc., 4.625%, 4/15/2030(a)	51,377
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030(a)	145,238
		307,276
	Gaming — 1.1%
20,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	15,522
75,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	73,718
5,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	4,900
10,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	9,884
85,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	73,450
20,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026(a)	18,635
5,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(a)	4,697
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	4,828
10,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024(a)	9,937
		215,571
	Health Insurance — 0.7%
90,000	Centene Corp., 2.500%, 3/01/2031	69,140
35,000	Centene Corp., 2.625%, 8/01/2031	26,807
20,000	Centene Corp., 3.000%, 10/15/2030	16,132
5,000	Centene Corp., 3.375%, 2/15/2030	4,170
5,000	Centene Corp., 4.625%, 12/15/2029	4,503
5,000	Molina Healthcare, Inc., 3.875%, 11/15/2030(a)	4,138
25,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(a)	20,050
		144,940
	Healthcare — 1.6%
20,000	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028(a)	20,059
75,000	Cigna Group, 4.375%, 10/15/2028	70,966
10,000	CVS Health Corp., 5.250%, 1/30/2031	9,608
83,188	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036(a)	71,148
See accompanying notes to financial statements.
| 50

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Credit Income Fund (continued)
Principal Amount	Description	Value (†)

	Healthcare — continued
$5,000	Encompass Health Corp., 4.750%, 2/01/2030	$4,424
165,000	HCA, Inc., 4.125%, 6/15/2029	149,371
		325,576
	Home Construction — 0.5%
75,000	MDC Holdings, Inc., 3.966%, 8/06/2061	41,280
60,000	PulteGroup, Inc., 6.000%, 2/15/2035	57,697
		98,977
	Independent Energy — 3.6%
150,000	Aker BP ASA, 4.000%, 1/15/2031(a)	128,854
147,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	110,081
113,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	106,158
20,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	16,660
25,000	Energian Israel Finance Ltd., 5.375%, 3/30/2028(a)	22,421
40,000	Energian Israel Finance Ltd., 5.875%, 3/30/2031(a)	34,690
10,000	EQT Corp., 3.125%, 5/15/2026(a)	9,252
30,000	EQT Corp., 3.625%, 5/15/2031(a)	25,378
45,000	EQT Corp., 3.900%, 10/01/2027	41,624
10,000	EQT Corp., 5.000%, 1/15/2029	9,400
10,000	EQT Corp., 5.700%, 4/01/2028	9,801
60,000	EQT Corp., 7.000%, 2/01/2030	61,724
10,000	Matador Resources Co., 6.875%, 4/15/2028(a)	9,818
30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	29,605
5,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	5,622
45,000	Ovintiv, Inc., 5.375%, 1/01/2026	44,368
50,000	Ovintiv, Inc., 6.500%, 8/15/2034	49,244
5,000	Southwestern Energy Co., 4.750%, 2/01/2032	4,291
		718,991
	Industrial Other — 0.3%
55,000	Jacobs Engineering Group, Inc., 6.350%, 8/18/2028	54,840
20,000	TopBuild Corp., 4.125%, 2/15/2032(a)	16,237
		71,077
	Leisure — 1.3%
40,000	Carnival Corp., 5.750%, 3/01/2027(a)	36,209
30,000	Carnival Corp., 6.000%, 5/01/2029(a)	25,590
10,000	Carnival Corp., 7.000%, 8/15/2029(a)	9,860
50,000	Carnival Corp., 9.875%, 8/01/2027(a)	52,196
30,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	27,697
25,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	23,744
10,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	8,825
60,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	55,020
35,000	VOC Escrow Ltd., 5.000%, 2/15/2028(a)	31,833
		270,974
	Life Insurance — 1.1%
50,000	Athene Global Funding, 1.608%, 6/29/2026(a)	43,686
55,000	Athene Global Funding, 1.716%, 1/07/2025(a)	51,629
95,000	Athene Global Funding, 2.550%, 11/19/2030(a)	72,854
30,000	Athene Holding Ltd., 3.500%, 1/15/2031	24,440
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	28,285
		220,894
	Lodging — 1.5%
60,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032(a)	48,372
40,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031(a)	33,572
10,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(a)	8,152
Principal Amount	Description	Value (†)

	Lodging — continued
$25,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(a)	$21,686
40,000	Marriott International, Inc., 5.550%, 10/15/2028	39,553
25,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	23,029
20,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	16,122
20,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	16,758
45,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	37,744
70,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	58,906
		303,894
	Media Entertainment — 1.8%
85,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	64,981
90,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	71,326
135,000	Netflix, Inc., 4.875%, 6/15/2030(a)	127,806
5,000	Netflix, Inc., 5.375%, 11/15/2029(a)	4,879
5,000	Netflix, Inc., 5.875%, 11/15/2028	5,028
15,000	Netflix, Inc., 6.375%, 5/15/2029	15,488
15,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029	13,364
60,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	50,929
		353,801
	Metals & Mining — 3.7%
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028(a)	188,465
50,000	ArcelorMittal SA, 6.800%, 11/29/2032	49,657
20,000	ArcelorMittal SA, 7.000%, 10/15/2039	20,035
25,000	ATI, Inc., 5.875%, 12/01/2027	23,688
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	191,875
45,000	FMG Resources August 2006 Pty. Ltd., 4.375%, 4/01/2031(a)	37,026
10,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	8,836
10,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	9,010
15,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	11,861
135,000	Glencore Funding LLC, 3.875%, 10/27/2027(a)	124,906
45,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	42,670
35,000	Novelis Corp., 4.750%, 1/30/2030(a)	30,291
10,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026(a)	5,708
		744,028
	Midstream — 3.1%
15,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	11,922
75,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	64,120
5,000	Cheniere Energy Partners LP, 4.500%, 10/01/2029	4,527
25,000	Cheniere Energy Partners LP, 5.950%, 6/30/2033(a)	24,112
55,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	44,375
10,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	9,527
65,000	Enbridge, Inc., 5.700%, 3/08/2033	62,270
55,000	Energy Transfer LP, 4.000%, 10/01/2027	51,070
35,000	Energy Transfer LP, 5.750%, 2/15/2033	33,644
5,000	EnLink Midstream LLC, 6.500%, 9/01/2030(a)	4,851
30,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	23,440
35,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	32,846
15,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(a)	12,649
15,000	Hess Midstream Operations LP, 5.625%, 2/15/2026(a)	14,494
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027(a)	75,518
15,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	12,884
5,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	3,553
25,000	Targa Resources Corp., 6.125%, 3/15/2033	24,508
See accompanying notes to financial statements.
51 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Credit Income Fund (continued)
Principal Amount	Description	Value (†)

	Midstream — continued
$15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	$12,595
5,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	4,478
45,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	34,939
20,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	16,412
10,000	Western Midstream Operating LP, 4.050%, 2/01/2030	8,741
10,000	Western Midstream Operating LP, 5.250%, 2/01/2050	7,790
20,000	Western Midstream Operating LP, 5.300%, 3/01/2048	15,611
5,000	Western Midstream Operating LP, 5.450%, 4/01/2044	4,031
5,000	Western Midstream Operating LP, 6.150%, 4/01/2033	4,822
		619,729
	Natural Gas — 0.0%
10,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	9,803
	Office REITs — 0.0%
10,000	Corporate Office Properties LP, 2.750%, 4/15/2031	7,505
	Other REITs — 0.1%
15,000	EPR Properties, 3.600%, 11/15/2031	11,119
	Paper — 0.2%
45,000	Suzano Austria GmbH, 3.750%, 1/15/2031	36,989
	Pharmaceuticals — 1.7%
85,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	48,338
25,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028(a)	10,180
50,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	44,339
85,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	75,758
250,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	156,492
		335,107
	Property & Casualty Insurance — 1.3%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	134,934
40,000	HUB International Ltd., 7.250%, 6/15/2030(a)	39,927
65,000	SiriusPoint Ltd., 4.600%, 11/01/2026(a)	56,123
55,000	Stewart Information Services Corp., 3.600%, 11/15/2031	40,417
		271,401
	Restaurants — 0.8%
125,000	1011778 BC ULC/New Red Finance, Inc., 4.375%, 1/15/2028(a)	112,669
45,000	Yum! Brands, Inc., 4.625%, 1/31/2032	39,034
		151,703
	Retail REITs — 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	100,396
75,000	SITE Centers Corp., 3.625%, 2/01/2025	71,396
		171,792
	Retailers — 0.3%
65,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	54,750
10,000	Tapestry, Inc., 3.050%, 3/15/2032	7,326
		62,076
	Technology — 7.9%
15,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	11,724
15,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	11,185
20,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	14,582
30,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	23,996
Principal Amount	Description	Value (†)

	Technology — continued
$25,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	$19,635
30,000	Broadcom, Inc., 4.150%, 11/15/2030	26,572
15,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	13,017
55,000	Broadcom, Inc., 4.300%, 11/15/2032	47,984
10,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	9,019
10,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	8,527
35,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	30,197
110,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	90,600
20,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	18,230
10,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	5,675
105,000	CommScope, Inc., 4.750%, 9/01/2029(a)	77,232
65,000	Entegris Escrow Corp., 4.750%, 4/15/2029(a)	58,436
5,000	Everi Holdings, Inc., 5.000%, 7/15/2029(a)	4,303
85,000	Fiserv, Inc., 5.625%, 8/21/2033	82,360
35,000	Flex Ltd., 6.000%, 1/15/2028	34,822
5,000	Gartner, Inc., 3.625%, 6/15/2029(a)	4,277
25,000	Global Payments, Inc., 2.900%, 5/15/2030	20,496
25,000	Global Payments, Inc., 2.900%, 11/15/2031	19,612
15,000	Global Payments, Inc., 5.300%, 8/15/2029	14,305
30,000	Global Payments, Inc., 5.400%, 8/15/2032	28,121
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030(a)	52,419
35,000	Jabil, Inc., 1.700%, 4/15/2026	31,441
15,000	Leidos, Inc., 2.300%, 2/15/2031	11,535
45,000	Leidos, Inc., 5.750%, 3/15/2033	43,126
30,000	Marvell Technology, Inc., 2.450%, 4/15/2028	25,914
25,000	Marvell Technology, Inc., 2.950%, 4/15/2031	20,226
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	241,157
65,000	Micron Technology, Inc., 5.875%, 9/15/2033	61,910
25,000	MSCI, Inc., 3.250%, 8/15/2033(a)	19,241
15,000	Open Text Corp., 6.900%, 12/01/2027(a)	15,034
60,000	Oracle Corp., 3.950%, 3/25/2051	41,133
30,000	Oracle Corp., 6.150%, 11/09/2029	30,455
55,000	S&P Global, Inc., 4.250%, 5/01/2029	51,921
20,000	S&P Global, Inc., 5.250%, 9/15/2033(a)	19,495
60,000	TD SYNNEX Corp., 1.750%, 8/09/2026	52,726
50,000	Trimble, Inc., 6.100%, 3/15/2033	48,986
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	32,580
20,000	Verisk Analytics, Inc., 5.750%, 4/01/2033	19,888
50,000	VMware, Inc., 2.200%, 8/15/2031	37,732
30,000	Western Digital Corp., 2.850%, 2/01/2029	24,085
30,000	Western Digital Corp., 4.750%, 2/15/2026	28,585
		1,584,496
	Transportation Services — 0.5%
45,000	ERAC USA Finance LLC, 4.900%, 5/01/2033(a)	42,370
60,000	Rand Parent LLC, 8.500%, 2/15/2030(a)	55,491
		97,861
	Treasuries — 7.1%
135,000	U.S. Treasury Bonds, 1.125%, 8/15/2040	76,739
255,000	U.S. Treasury Bonds, 1.875%, 2/15/2051	142,919
155,000	U.S. Treasury Bonds, 2.250%, 2/15/2052	95,119
415,000	U.S. Treasury Bonds, 3.250%, 5/15/2042	330,703
785,000	U.S. Treasury Notes, 4.625%, 6/30/2025	778,285
		1,423,765
	Wireless — 3.3%
40,000	American Tower Corp., 5.500%, 3/15/2028	39,243
60,000	American Tower Corp., 5.900%, 11/15/2033	58,579
20,000	Crown Castle, Inc., 5.100%, 5/01/2033	18,491
70,000	SBA Communications Corp., 3.125%, 2/01/2029	58,385
55,000	Sprint Capital Corp., 8.750%, 3/15/2032	63,627
130,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	114,340
See accompanying notes to financial statements.
| 52

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Credit Income Fund (continued)
Principal Amount	Description	Value (†)

	Wireless — continued
$65,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	$54,962
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	234,782
25,000	T-Mobile USA, Inc., 5.750%, 1/15/2034	24,388
		666,797
	Total Non-Convertible Bonds (Identified Cost $19,511,827)	16,780,687

Convertible Bonds — 5.3%
	Airlines — 0.4%
10,000	JetBlue Airways Corp., 0.500%, 4/01/2026	7,731
85,000	Southwest Airlines Co., 1.250%, 5/01/2025	84,362
		92,093
	Cable Satellite — 1.2%
350,000	DISH Network Corp., 3.375%, 8/15/2026	210,350
45,000	DISH Network Corp., Zero Coupon, 0.000%–29.314%, 12/15/2025(c)	30,316
		240,666
	Consumer Cyclical Services — 0.3%
65,000	Uber Technologies, Inc., Zero Coupon, 0.000%–5.152%, 12/15/2025(c)	60,698
	Consumer Products — 0.1%
20,000	Beauty Health Co., 1.250%, 10/01/2026(a)	15,550
	Electric — 0.2%
55,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028(a)	50,050
	Gaming — 0.1%
10,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	12,137
	Healthcare — 0.8%
50,000	Envista Holdings Corp., 1.750%, 8/15/2028(a)	46,050
140,000	Teladoc Health, Inc., 1.250%, 6/01/2027	111,566
		157,616
	Independent Energy — 0.1%
20,000	Northern Oil & Gas, Inc., 3.625%, 4/15/2029(a)	24,706
	Leisure — 0.2%
40,000	NCL Corp. Ltd., 1.125%, 2/15/2027	33,177
	Media Entertainment — 0.2%
25,000	Snap, Inc., Zero Coupon, 6.709%–6.954%, 5/01/2027(c)	18,525
25,000	Spotify USA, Inc., Zero Coupon, 5.189%–5.777%, 3/15/2026(c)	21,263
		39,788
	Pharmaceuticals — 1.2%
195,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	193,167
15,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(d)	10,312
40,000	Livongo Health, Inc., 0.875%, 6/01/2025	36,532
		240,011
	Retailers — 0.0%
5,000	Etsy, Inc., 0.250%, 6/15/2028	3,778
	Technology — 0.5%
60,000	Splunk, Inc., 1.125%, 6/15/2027	56,610
40,000	Unity Software, Inc., Zero Coupon, 7.084%–8.213%, 11/15/2026(c)	31,660
Principal Amount	Description	Value (†)

	Technology — continued
$5,000	Wolfspeed, Inc., 0.250%, 2/15/2028	$3,370
15,000	Wolfspeed, Inc., 1.875%, 12/01/2029(a)	9,757
		101,397
	Total Convertible Bonds (Identified Cost $1,352,444)	1,071,667
	Total Bonds and Notes (Identified Cost $20,864,271)	17,852,354

Collateralized Loan Obligations — 3.6%
250,000	AIMCO CLO 14 Ltd., Series 2021-14A, Class D, 3 mo. USD SOFR + 3.162%, 8.488%, 4/20/2034(a)(e)	240,186
250,000	Fillmore Park CLO Ltd., Series 2018-1A, Class D, 3 mo. USD SOFR + 3.162%, 8.470%, 7/15/2030(a)(e)	241,618
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3 mo. USD SOFR + 3.512%, 8.838%, 4/20/2034(a)(e)	237,088
	Total Collateralized Loan Obligations (Identified Cost $750,000)	718,892

Shares
Preferred Stocks — 0.9%

Convertible Preferred Stocks — 0.9%
	Banking — 0.8%
76	Bank of America Corp., Series L, 7.250%	84,528
71	Wells Fargo & Co., Series L, Class A, 7.500%	79,165
		163,693
	Technology — 0.1%
638	Clarivate PLC, Series A, 5.250%	18,649
	Total Convertible Preferred Stocks (Identified Cost $245,301)	182,342
	Total Preferred Stocks (Identified Cost $245,301)	182,342

Principal Amount
Short-Term Investments — 5.8%
$226,141	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $226,188 on 10/02/2023 collateralized by $259,100 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $230,713 including accrued interest (Note 2 of Notes to Financial Statements)	226,141
325,000	U.S. Treasury Bills, 5.115%, 12/14/2023(f)	321,507
100,000	U.S. Treasury Bills, 5.201%, 10/24/2023(f)(g)	99,678
325,000	U.S. Treasury Bills, 5.231%, 12/28/2023(f)(h)	320,822
210,000	U.S. Treasury Bills, 5.258%, 1/04/2024(f)	207,091
	Total Short-Term Investments (Identified Cost $1,175,322)	1,175,239
	Total Investments — 98.9% (Identified Cost $23,034,894)	19,928,827
	Other assets less liabilities — 1.1%	217,729
	Net Assets — 100.0%	$20,146,556

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.
53 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Credit Income Fund (continued)
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of
Rule 144A holdings amounted to $7,510,399 or 37.3% of net assets.

(b)	Perpetual bond with no specified maturity date.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Variable rate security. Rate as of September 30, 2023 is disclosed.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)
The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of
Investments.

(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
At September 30, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	12/19/2023	5	$550,924	$540,313	$(10,611)
CBOT 2 Year U.S. Treasury Notes Futures	12/29/2023	12	2,438,612	2,432,531	(6,081)
CBOT 5 Year U.S. Treasury Notes Futures	12/29/2023	13	1,381,543	1,369,672	(11,871)
CBOT U.S. Long Bond Futures	12/19/2023	29	3,479,980	3,299,656	(180,324)
Total					$(208,887)
At September 30, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Ultra Long Term U.S. Treasury Bond Futures	12/19/2023	5	$629,545	$593,438	$36,107
Ultra 10 Year U.S. Treasury Notes Futures	12/19/2023	13	1,489,578	1,450,312	39,266
Total					$75,373
Industry Summary at September 30, 2023
Banking	14.2%
Technology	8.5
Finance Companies	7.2
Treasuries	7.1
Cable Satellite	6.6
Metals & Mining	3.7
Independent Energy	3.7
Wireless	3.3
Midstream	3.1
Consumer Cyclical Services	2.9
Pharmaceuticals	2.9
Healthcare	2.4
Media Entertainment	2.0
Other Investments, less than 2% each	21.9
Collateralized Loan Obligations	3.6
Short-Term Investments	5.8
Total Investments	98.9
Other assets less liabilities (including futures contracts)	1.1
Net Assets	100.0%
See accompanying notes to financial statements.
| 54

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 67.4% of Net Assets
	France — 2.9%
69,259	LVMH Moet Hennessy Louis Vuitton SE	$52,278,801
240,467	Vinci SA	26,603,110
		78,881,911
	Japan — 1.7%
1,804,561	Nomura Research Institute Ltd.	46,903,634
	Netherlands — 2.5%
112,949	ASML Holding NV	66,498,724
	Sweden — 2.4%
4,791,849	Atlas Copco AB, Class A	64,357,728
	Taiwan — 1.6%
2,670,000	Taiwan Semiconductor Manufacturing Co. Ltd.	43,537,642
	United Kingdom — 1.6%
882,292	Halma PLC	20,787,435
210,147	London Stock Exchange Group PLC	21,062,158
		41,849,593
	United States — 54.7%
232,454	Accenture PLC, Class A	71,388,948
76,707	Adobe, Inc.(a)	39,112,899
512,877	Airbnb, Inc., Class A(a)	70,371,853
675,169	Alphabet, Inc., Class A(a)	88,352,615
687,467	Amazon.com, Inc.(a)	87,390,805
69,934	BlackRock, Inc.	45,211,632
99,596	Costco Wholesale Corp.	56,267,756
211,968	Cummins, Inc.	48,426,209
239,200	Danaher Corp.	59,345,520
196,810	Diamondback Energy, Inc.	30,481,933
101,913	Goldman Sachs Group, Inc.	32,975,989
197,159	Home Depot, Inc.	59,573,563
227,810	IQVIA Holdings, Inc.(a)	44,821,618
305,368	JPMorgan Chase & Co.	44,284,467
201,645	Linde PLC	75,082,516
196,612	Mastercard, Inc., Class A	77,840,657
35,968	Mettler-Toledo International, Inc.(a)	39,855,062
427,035	NIKE, Inc., Class B	40,833,087
110,914	NVIDIA Corp.	48,246,481
37,295	O'Reilly Automotive, Inc.(a)	33,895,934
112,313	Parker-Hannifin Corp.	43,748,160
117,835	Roper Technologies, Inc.	57,065,134
212,756	S&P Global, Inc.	77,743,170
259,441	Salesforce, Inc.(a)	52,609,446
82,720	Schneider Electric SE	13,631,600
171,488	Texas Instruments, Inc.	27,268,307
82,108	Trane Technologies PLC	16,660,534
142,579	UnitedHealth Group, Inc.	71,886,906
611,233	Zions Bancorp NA	21,325,919
		1,475,698,720
	Total Common Stocks (Identified Cost $1,599,072,185)	1,817,727,952

Principal Amount (‡)
Bonds and Notes — 30.7%

Non-Convertible Bonds — 28.3%
Australia — 1.3%
$2,990,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	2,514,722
Principal Amount (‡)	Description	Value (†)

	Australia — continued
10,700,000	Australia Government Bonds, Series 164, 0.500%, 9/21/2026, (AUD)	6,195,584
670,000	GAIF Bond Issuer Pty. Ltd., 3.400%, 9/30/2026(b)	618,507
12,105,000	Glencore Funding LLC, 6.500%, 10/06/2033(b)	12,083,642
5,000,000	Macquarie Group Ltd., (fixed rate to 1/14/2032, variable rate thereafter), 2.871%, 1/14/2033(b)	3,778,989
4,000,000	Macquarie Group Ltd., (fixed rate to 9/23/2026, variable rate thereafter), 1.629%, 9/23/2027(b)	3,494,391
11,610,000	New South Wales Treasury Corp., 2.000%, 3/08/2033, (AUD)	5,772,881
95,000	Sydney Airport Finance Co. Pty. Ltd., 3.375%, 4/30/2025(b)	91,179
		34,549,895
	Belgium — 0.1%
2,745,000	Anheuser-Busch InBev SA, EMTN, 2.000%, 1/23/2035, (EUR)	2,353,715
	Brazil — 0.8%
1,035,000	Braskem Netherlands Finance BV, 4.500%, 1/10/2028	915,438
1,785,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030	1,454,825
2,685,000	Brazil Government International Bonds, 4.500%, 5/30/2029	2,503,619
53,329 (c)	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2031, (BRL)	9,855,868
650,000	Centrais Eletricas Brasileiras SA, 4.625%, 2/04/2030(b)	562,381
835,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(b)	828,283
575,000	Raizen Fuels Finance SA, 5.300%, 1/20/2027(b)	557,682
2,515,000	Suzano Austria GmbH, 2.500%, 9/15/2028	2,089,665
550,000	Suzano Austria GmbH, 3.750%, 1/15/2031	452,087
1,185,000	Suzano Austria GmbH, Series DM3N, 3.125%, 1/15/2032	910,088
		20,129,936
	Canada — 1.2%
1,235,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030(b)	1,026,252
327,912	Air Canada Pass-Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029(b)	292,898
665,880	Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031(b)	579,149
505,000	Antares Holdings LP, 3.750%, 7/15/2027(b)	435,058
1,210,000	Antares Holdings LP, 3.950%, 7/15/2026(b)	1,088,915
305,000	Antares Holdings LP, 7.950%, 8/11/2028(b)	303,192
2,835,000	Bell Telephone Co. of Canada or Bell Canada, MTN, 3.600%, 9/29/2027, (CAD)	1,935,251
1,735,000	Brookfield Finance I U.K. PLC/Brookfield Finance, Inc., 2.340%, 1/30/2032	1,302,273
1,015,000	Brookfield Finance, Inc., 3.900%, 1/25/2028	934,869
2,715,000	Brookfield Renewable Partners ULC, MTN, 4.250%, 1/15/2029, (CAD)	1,863,930
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, (EUR)(b)	824,410
4,695,000	Enbridge Gas, Inc., MTN, 2.900%, 4/01/2030, (CAD)	3,010,815
See accompanying notes to financial statements.
55 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Canada — continued
4,770,000	Enbridge, Inc., MTN, 2.990%, 10/03/2029, (CAD)	3,025,864
2,965,000	Federation des Caisses Desjardins du Quebec, (fixed rate to 5/26/2025, variable rate thereafter), 2.856%, 5/26/2030, (CAD)	2,065,185
143,485	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, (CAD)(b)	104,660
4,670,000	Ontario Power Generation, Inc., MTN, 2.977%, 9/13/2029, (CAD)	3,038,655
705,000	Open Text Corp., 6.900%, 12/01/2027(b)	706,605
2,350,000	Province of Quebec, 4.500%, 9/08/2033	2,254,797
2,960,000	Rogers Communications, Inc., 3.300%, 12/10/2029, (CAD)	1,881,303
1,675,000	Toronto-Dominion Bank, MTN, 1.150%, 6/12/2025	1,550,676
2,735,000	Toronto-Dominion Bank, Series FXD, 1.950%, 1/12/2027	2,436,046
1,580,000	Videotron Ltd., 5.125%, 4/15/2027(b)	1,495,075
		32,155,878
	Chile — 0.6%
575,000	Antofagasta PLC, 2.375%, 10/14/2030	447,111
975,000	Antofagasta PLC, 5.625%, 5/13/2032	928,970
2,525,000	Banco Santander Chile, 3.177%, 10/26/2031(b)	2,098,477
950,000	Celulosa Arauco y Constitucion SA, 4.500%, 8/01/2024	930,193
1,005,000	Chile Government International Bonds, 2.550%, 1/27/2032	811,520
2,580,000	Colbun SA, 3.150%, 3/06/2030	2,155,147
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029(b)	1,660,562
595,000	Empresa Nacional de Telecomunicaciones SA, 3.050%, 9/14/2032(b)	453,688
1,980,000	Empresa Nacional del Petroleo, 3.450%, 9/16/2031(b)	1,583,862
525,000	Enel Chile SA, 4.875%, 6/12/2028	499,371
2,690,000	Engie Energia Chile SA, 3.400%, 1/28/2030	2,237,375
1,120,000	Transelec SA, 4.250%, 1/14/2025(b)	1,087,266
		14,893,542
	China — 0.0%
625,000	Tencent Holdings Ltd., 2.880%, 4/22/2031(b)	506,360
	Colombia — 0.5%
1,395,000	Colombia Government International Bonds, 3.125%, 4/15/2031	1,030,704
575,000	Colombia Government International Bonds, 3.875%, 4/25/2027	522,900
1,280,000	Colombia Government International Bonds, 7.500%, 2/02/2034	1,208,602
7,073,300,000	Colombia TES, Series B, 6.250%, 11/26/2025, (COP)	1,595,929
29,559,900,000	Colombia TES, Series B, 7.500%, 8/26/2026, (COP)	6,663,830
2,536,000	Ecopetrol SA, 5.875%, 5/28/2045	1,671,122
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029(b)	1,043,166
		13,736,253
	Czechia — 0.1%
1,525,000	CEZ AS, EMTN, 0.875%, 12/02/2026, (EUR)	1,436,355
1,120,000	CEZ AS, EMTN, 3.000%, 6/05/2028, (EUR)	1,109,781
		2,546,136
Principal Amount (‡)	Description	Value (†)

	Denmark — 0.1%
2,055,000	Orsted AS, EMTN, 2.125%, 5/17/2027, (GBP)	2,232,389
	Dominican Republic — 0.2%
2,160,000	Dominican Republic International Bonds, 4.500%, 1/30/2030(b)	1,827,779
1,155,000	Dominican Republic International Bonds, 4.875%, 9/23/2032(b)	936,803
590,000	Dominican Republic International Bonds, 5.950%, 1/25/2027(b)	572,099
995,000	Dominican Republic International Bonds, 6.000%, 7/19/2028(b)	945,439
425,000	Dominican Republic International Bonds, 8.625%, 4/20/2027(b)	437,243
		4,719,363
	Eurozone — 0.1%
4,275,000	Ecuador Government International Bonds, 6.000%, 7/31/2030	2,172,304
	France — 0.2%
205,000	BNP Paribas SA, 4.375%, 5/12/2026(b)	196,225
890,000	BNP Paribas SA, (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026(b)	830,559
1,410,000	Electricite de France SA, 4.875%, 9/21/2038(b)	1,146,248
1,400,000	Engie SA, 1.250%, 10/24/2041, (EUR)	861,723
1,015,000	Societe Generale SA, 4.750%, 11/24/2025(b)	970,851
		4,005,606
	Germany — 0.3%
1,635,000	Deutsche Bank AG, (fixed rate to 1/07/2027, variable rate thereafter), 2.552%, 1/07/2028	1,426,798
870,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	624,307
2,255,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	1,678,608
3,220,000	Fraport AG Frankfurt Airport Services Worldwide, 1.875%, 3/31/2028, (EUR)	3,052,745
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026(b)	1,329,476
250,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(b)	244,762
265,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(b)	259,859
		8,616,555
	Guatemala — 0.0%
1,050,000	CT Trust, 5.125%, 2/03/2032(b)	825,027
	India — 0.4%
2,940,000	Bharti Airtel Ltd., 3.250%, 6/03/2031	2,423,677
2,790,000	Export-Import Bank of India, 2.250%, 1/13/2031(b)	2,164,201
1,250,000	Power Finance Corp. Ltd., 3.950%, 4/23/2030(b)	1,082,263
2,400,000	Shriram Finance Ltd., 4.150%, 7/18/2025(b)	2,265,243
2,420,000	Shriram Finance Ltd., 4.400%, 3/13/2024	2,384,910
		10,320,294
	Indonesia — 0.2%
50,092,000,000	Indonesia Treasury Bonds, Series FR75, 7.500%, 5/15/2038, (IDR)	3,395,884
43,840,000,000	Indonesia Treasury Bonds, Series FR82, 7.000%, 9/15/2030, (IDR)	2,868,847
		6,264,731
See accompanying notes to financial statements.
| 56

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Ireland — 0.3%
$3,245,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	$2,579,489
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023(b)	1,245,325
3,710,000	Ireland Government Bonds, Zero Coupon, 0.029%, 10/18/2031, (EUR)(d)	3,042,434
		6,867,248
	Israel — 1.1%
2,750,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	2,438,623
4,570,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	4,073,106
17,791,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	11,136,554
2,700,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	2,477,339
510,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	461,040
4,415,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	4,472,677
3,170,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	3,279,530
		28,338,869
	Italy — 0.6%
200,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026(b)	190,960
485,000	Intesa Sanpaolo SpA, 6.625%, 6/20/2033(b)	455,769
575,000	Intesa Sanpaolo SpA, EMTN, 0.625%, 2/24/2026, (EUR)	553,954
3,305,000	Italy Buoni Poliennali Del Tesoro, Series 10Y, 2.000%, 2/01/2028, (EUR)	3,211,362
6,965,000	Italy Buoni Poliennali Del Tesoro, Series 11Y, 1.350%, 4/01/2030, (EUR)	6,132,263
2,370,000	Italy Buoni Poliennali Del Tesoro, Series 7Y, 2.500%, 11/15/2025, (EUR)	2,435,634
830,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034(b)	781,886
1,460,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032(b)	1,328,819
200,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(b)	167,661
		15,258,308
	Japan — 0.8%
1,047,100,600 (e)	Japan Government CPI-Linked Bonds, Series 23, 0.100%, 3/10/2028, (JPY)	7,391,105
693,300,000	Japan Government Ten Year Bonds, Series 371, 0.400%, 6/20/2033, (JPY)	4,484,738
2,375,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 1/19/2027, variable rate thereafter), 2.341%, 1/19/2028	2,112,709
2,020,000	Mizuho Financial Group, Inc., 2.564%, 9/13/2031	1,528,784
2,000,000	Nomura Holdings, Inc., 1.851%, 7/16/2025	1,850,385
2,385,000	Nomura Holdings, Inc., 2.710%, 1/22/2029	1,994,893
1,200,000	Sumitomo Mitsui Financial Group, Inc., 5.766%, 1/13/2033	1,172,778
1,780,000	Toyota Motor Corp., 5.123%, 7/13/2033	1,736,606
		22,271,998
	Korea — 0.8%
1,060,000	Kia Corp., 2.750%, 2/14/2027(b)	960,742
Principal Amount (‡)	Description	Value (†)

	Korea — continued
$1,515,000	Korea East-West Power Co. Ltd., 1.750%, 5/06/2025(b)	$1,421,221
2,400,000	Korea National Oil Corp., 2.125%, 4/18/2027(b)	2,138,417
4,500,000,000	Korea Treasury Bonds, Series 2312, 0.875%, 12/10/2023, (KRW)	3,321,459
4,500,000,000	Korea Treasury Bonds, Series 2509, 1.125%, 9/10/2025, (KRW)	3,166,252
13,130,550,000	Korea Treasury Bonds, Series 3012, 1.500%, 12/10/2030, (KRW)	8,221,601
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026(b)	726,219
2,765,000	SK Hynix, Inc., 2.375%, 1/19/2031(b)	2,076,534
200,000	SK Hynix, Inc., 6.375%, 1/17/2028(b)	199,650
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027(b)	144,972
		22,377,067
	Luxembourg — 0.1%
920,000	ArcelorMittal SA, 6.750%, 3/01/2041	876,826
1,905,000	Blackstone Property Partners Europe Holdings Sarl, EMTN, 1.625%, 4/20/2030, (EUR)	1,491,960
280,000	Logicor Financing Sarl, EMTN, 0.875%, 1/14/2031, (EUR)	202,549
1,490,000	Logicor Financing Sarl, EMTN, 1.625%, 1/17/2030, (EUR)	1,188,163
100,000	Logicor Financing Sarl, EMTN, 2.000%, 1/17/2034, (EUR)	70,109
		3,829,607
	Mexico — 1.7%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	560,158
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)	753,230
860,000	America Movil SAB de CV, 2.875%, 5/07/2030	719,939
730,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, 4/17/2025(b)	717,484
1,950,000	Cemex SAB de CV, 3.875%, 7/11/2031(b)	1,633,350
855,000	Cemex SAB de CV, 5.450%, 11/19/2029	809,954
810,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(b)(f)	758,316
1,775,000	Coca-Cola Femsa SAB de CV, 2.750%, 1/22/2030	1,508,697
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	350,687
1,515,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031	1,235,699
840,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031(b)	685,140
1,707,184 (g)	Mexico Bonos, Series M, 5.750%, 3/05/2026, (MXN)	8,782,826
724,558 (g)	Mexico Bonos, Series M 20, 7.500%, 6/03/2027, (MXN)	3,794,601
1,294,043 (g)	Mexico Bonos, Series M 20, 8.500%, 5/31/2029, (MXN)	6,973,093
637,836 (g)	Mexico Bonos, Series M 30, 8.500%, 11/18/2038, (MXN)	3,224,663
2,665,000	Mexico Government International Bonds, 3.250%, 4/16/2030	2,267,006
1,880,000	Mexico Government International Bonds, 3.500%, 2/12/2034	1,469,985
196,000	Mexico Government International Bonds, 4.000%, 3/15/2115, (EUR)	139,978
See accompanying notes to financial statements.
57 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Mexico — continued
$810,000	Mexico Government International Bonds, 4.875%, 5/19/2033	$725,808
350,000	Mexico Government International Bonds, 6.338%, 5/04/2053	318,523
1,850,000	Orbia Advance Corp. SAB de CV, 1.875%, 5/11/2026(b)	1,651,402
1,240,000	Orbia Advance Corp. SAB de CV, 4.000%, 10/04/2027	1,139,114
3,505,000	Petroleos Mexicanos, 5.950%, 1/28/2031	2,508,704
100,000	Sigma Alimentos SA de CV, 2.625%, 2/07/2024, (EUR)(b)	104,928
835,000	Sigma Alimentos SA de CV, 4.125%, 5/02/2026	793,067
2,090,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	1,983,687
1,010,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023(h)	12,120
2,195,000	Unifin Financiera SAB de CV, 9.875%, 1/28/2029(h)	43,351
		45,665,510
	Netherlands — 0.1%
870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025	839,167
1,725,000	ING Groep NV, (fixed rate to 7/01/2025, variable rate thereafter), 1.400%, 7/01/2026(b)	1,585,564
		2,424,731
	New Zealand — 0.5%
5,000,000	Fonterra Co.-operative Group Ltd., MTN, 5.500%, 2/26/2024, (AUD)	3,223,601
3,575,000	New Zealand Government Bonds, Series 429, 3.000%, 4/20/2029, (NZD)	1,910,603
10,700,000	New Zealand Government Bonds, Series 524, 0.500%, 5/15/2024, (NZD)	6,209,880
6,310,000	New Zealand Government Bonds, Series 531, 1.500%, 5/15/2031, (NZD)	2,890,203
		14,234,287
	Norway — 0.7%
3,660,000	DNB Bank ASA, (fixed rate to 5/25/2026, variable rate thereafter), 1.535%, 5/25/2027(b)	3,231,368
2,790,000	Equinor ASA, 3.625%, 4/06/2040	2,153,110
16,500,000	Norway Government Bonds, Series 478, 1.500%, 2/19/2026, (NOK)	1,450,727
41,750,000	Norway Government Bonds, Series 479, 1.750%, 2/17/2027, (NOK)	3,611,569
36,610,000	Norway Government Bonds, Series 480, 2.000%, 4/26/2028, (NOK)	3,128,998
46,500,000	Norway Government Bonds, Series 482, 1.375%, 8/19/2030, (NOK)	3,666,391
455,000	Var Energi ASA, 8.000%, 11/15/2032(b)	477,432
		17,719,595
	Paraguay — 0.1%
1,420,000	Paraguay Government International Bonds, 4.950%, 4/28/2031(b)	1,312,213
615,000	Paraguay Government International Bonds, 5.000%, 4/15/2026(b)	599,133
		1,911,346
Principal Amount (‡)	Description	Value (†)

	Peru — 0.1%
$3,220,000	Corp. Financiera de Desarrollo SA, 2.400%, 9/28/2027(b)	$2,767,815
1,050,000	Transportadora de Gas del Peru SA, 4.250%, 4/30/2028(b)	992,004
		3,759,819
	Poland — 0.3%
26,400,000	Republic of Poland Government Bonds, Series 1030, 1.250%, 10/25/2030, (PLN)	4,559,897
12,970,000	Republic of Poland Government Bonds, Series 725, 3.250%, 7/25/2025, (PLN)	2,881,697
		7,441,594
	Portugal — 0.1%
3,590,000	EDP Finance BV, 1.710%, 1/24/2028(b)	3,035,812
	Qatar — 0.1%
1,770,000	Ooredoo International Finance Ltd., 2.625%, 4/08/2031(b)	1,473,260
1,600,000	QatarEnergy, 2.250%, 7/12/2031(b)	1,281,043
		2,754,303
	Romania — 0.0%
1,100,000	Romania Government International Bonds, 2.000%, 4/14/2033, (EUR)(b)	798,487
	Singapore — 0.3%
10,055,000	Singapore Government Bonds, 2.125%, 6/01/2026, (SGD)	7,074,252
	South Africa — 0.6%
1,400,000	Anglo American Capital PLC, 2.625%, 9/10/2030(b)	1,118,375
1,400,000	Anglo American Capital PLC, 5.625%, 4/01/2030(b)	1,352,085
1,420,000	MTN Mauritius Investments Ltd., 4.755%, 11/11/2024	1,380,950
930,000	MTN Mauritius Investments Ltd., 4.755%, 11/11/2024(b)	904,425
116,835,000	Republic of South Africa Government Bonds, Series 2035, 8.875%, 2/28/2035, (ZAR)	4,862,533
39,185,000	Republic of South Africa Government Bonds, Series R213, 7.000%, 2/28/2031, (ZAR)	1,623,796
7,585,000	Republic of South Africa Government International Bonds, 5.750%, 9/30/2049	5,006,479
		16,248,643
	Spain — 0.3%
2,000,000	Banco Santander SA, (fixed rate to 9/14/2026, variable rate thereafter), 1.722%, 9/14/2027	1,748,806
1,000,000	CaixaBank SA, EMTN, (fixed rate to 11/23/2027, variable rate thereafter), 6.250%, 2/23/2033, (EUR)	1,059,147
3,700,000	Cellnex Telecom SA, EMTN, 1.750%, 10/23/2030, (EUR)	3,173,390
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)	670,505
2,525,000	Spain Government Bonds, 1.950%, 7/30/2030, (EUR)	2,403,829
		9,055,677
See accompanying notes to financial statements.
| 58

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Supranationals — 0.3%
10,030,000	International Bank for Reconstruction & Development, 1.200%, 7/22/2026, (CAD)	6,679,282
16,750,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)	1,495,442
		8,174,724
	Sweden — 0.3%
1,900,000	Heimstaden Bostad Treasury BV, EMTN, 1.375%, 7/24/2028, (EUR)	1,461,609
1,200,000	Swedbank AB, 6.136%, 9/12/2026(b)	1,195,102
29,665,000	Sweden Government Bonds, Series 1057, 1.500%, 11/13/2023, (SEK)	2,708,135
2,560,000	Sweden Government Bonds, Series 1058, 2.500%, 5/12/2025, (SEK)	230,613
38,000,000	Sweden Government Bonds, Series 1062, 0.125%, 5/12/2031, (SEK)	2,814,321
		8,409,780
	Switzerland — 0.3%
930,000	Credit Suisse AG, 2.950%, 4/09/2025	883,681
1,375,000	Novartis Capital Corp., 2.000%, 2/14/2027	1,243,333
325,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(b)	375,315
2,185,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(b)	1,725,821
2,290,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026(b)	2,129,836
250,000	UBS Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026(b)	249,058
750,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(b)	742,950
340,000	Willow No. 2 Ireland PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045	313,337
		7,663,331
	Taiwan — 0.1%
1,925,000	TSMC Arizona Corp., 2.500%, 10/25/2031	1,550,148
	Tanzania — 0.0%
985,000	HTA Group Ltd., 7.000%, 12/18/2025(b)	946,940
	Turkey — 0.3%
1,010,000	Aydem Yenilenebilir Enerji AS, 7.750%, 2/02/2027(b)	889,558
1,120,000	TC Ziraat Bankasi AS, 5.375%, 3/02/2026(b)	1,037,886
1,685,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025	1,640,664
1,415,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	1,298,783
3,480,000	Turkey Government International Bonds, 5.250%, 3/13/2030	2,891,428
680,000	Turkey Government International Bonds, 7.625%, 4/26/2029	651,508
		8,409,827
	Turkmenistan — 0.0%
415,000	Trinidad Generation UnLtd, 5.250%, 11/04/2027(b)	397,629
	United Arab Emirates — 0.0%
1,295,000	Abu Dhabi Government International Bonds, 3.125%, 4/16/2030(b)	1,160,613
Principal Amount (‡)	Description	Value (†)

	United Kingdom — 0.4%
$200,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(b)	$184,790
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029(b)	1,220,363
1,420,000	Diageo Capital PLC, 2.125%, 4/29/2032	1,097,529
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030(b)	1,227,354
1,190,000	NatWest Markets PLC, 0.800%, 8/12/2024(b)	1,137,531
235,000	Network Rail Infrastructure Finance PLC, Series 6, EMTN, 4.750%, 1/22/2024, (GBP)	285,900
955,000	Santander U.K. Group Holdings PLC, (fixed rate to 1/11/2027, variable rate thereafter), 2.469%, 1/11/2028	831,143
1,455,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(b)	1,104,682
2,200,000	Standard Chartered PLC, (fixed rate to 3/30/2025, variable rate thereafter), 3.971%, 3/30/2026(b)	2,117,811
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)	260,068
2,065,000	U.K. Gilts, 3.250%, 1/31/2033, (GBP)	2,296,728
		11,763,899
	United States — 11.8%
165,000	AES Corp., 3.950%, 7/15/2030(b)	142,217
315,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(b)(f)	247,700
1,915,000	Albemarle Corp., 5.050%, 6/01/2032	1,737,337
1,145,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(f)	785,745
1,285,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(f)	804,662
1,155,609	American Airlines Pass-Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	1,144,157
899,309	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	840,233
235,875	American Airlines Pass-Through Trust, Series 2017-1, Class B, 4.950%, 8/15/2026	228,521
311,515	American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	295,810
3,975,000	Apple, Inc., Series MPLE, 2.513%, 8/19/2024, (CAD)	2,855,649
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	242,396
2,330,000	Ares Capital Corp., 3.200%, 11/15/2031	1,782,787
425,000	Ashland, Inc., 3.375%, 9/01/2031(b)	330,495
910,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	662,187
2,865,000	Bank of America Corp., Series MPLE, (fixed rate to 9/15/2026, variable rate thereafter), 1.978%, 9/15/2027, (CAD)	1,881,545
665,000	Barings BDC, Inc., 3.300%, 11/23/2026	583,462
9,560,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(b)	5,436,640
1,735,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028(b)	706,509
930,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	872,639
500,000	Block, Inc., 3.500%, 6/01/2031	392,781
4,840,000	Blue Owl Capital Corp., 4.250%, 1/15/2026	4,527,999
See accompanying notes to financial statements.
59 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	United States — continued
$1,550,000	Blue Owl Technology Finance Corp., 2.500%, 1/15/2027	$1,301,349
2,585,000	Blue Owl Technology Finance Corp., 4.750%, 12/15/2025(b)	2,391,020
875,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 12.203%, 12/15/2038(b)(i)	783,975
3,120,000	Broadcom, Inc., 2.450%, 2/15/2031(b)	2,438,608
2,845,000	Broadcom, Inc., 2.600%, 2/15/2033(b)	2,121,471
690,000	Broadcom, Inc., 3.187%, 11/15/2036(b)	495,412
5,095,000	Broadcom, Inc., 3.419%, 4/15/2033(b)	4,075,269
4,670,000	Broadcom, Inc., 3.469%, 4/15/2034(b)	3,667,870
2,485,000	Broadcom, Inc., 4.150%, 4/15/2032(b)	2,156,518
695,000	Carnival Corp., 5.750%, 3/01/2027(b)	629,131
150,000	Carnival Corp., 7.000%, 8/15/2029(b)	147,904
10,570,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031(b)	8,416,997
6,265,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(b)	4,612,782
1,575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032(b)	1,260,000
370,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	362,678
270,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	260,151
195,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	189,816
2,510,000	Centene Corp., 2.500%, 3/01/2031	1,928,229
1,480,000	Centene Corp., 3.000%, 10/15/2030	1,193,783
165,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029(b)	141,483
175,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031(b)	148,094
1,075,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	609,788
895,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	761,232
4,945,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	3,046,604
3,790,000	CommScope Technologies LLC, 5.000%, 3/15/2027(b)	2,151,016
8,375,000	CommScope, Inc., 4.750%, 9/01/2029(b)	6,160,185
2,663,000	Continental Resources, Inc., 2.875%, 4/01/2032(b)	1,994,185
4,662,000	Continental Resources, Inc., 5.750%, 1/15/2031(b)	4,379,741
13,550,000	CSC Holdings LLC, 3.375%, 2/15/2031(b)	9,233,477
2,400,000	CSC Holdings LLC, 4.125%, 12/01/2030(b)	1,698,514
2,395,000	CSC Holdings LLC, 4.500%, 11/15/2031(b)	1,695,131
20,310,000	CSC Holdings LLC, 4.625%, 12/01/2030(b)	10,797,876
1,850,000	CSC Holdings LLC, 5.000%, 11/15/2031(b)	991,556
595,000	CSC Holdings LLC, 5.375%, 2/01/2028(b)	484,396
495,000	CSC Holdings LLC, 5.750%, 1/15/2030(b)	277,346
1,115,000	CSC Holdings LLC, 6.500%, 2/01/2029(b)	923,706
940,000	DH Europe Finance II Sarl, 0.750%, 9/18/2031, (EUR)	776,885
50,000	Dillard's, Inc., 7.000%, 12/01/2028	49,462
8,000	Dillard's, Inc., 7.750%, 7/15/2026	8,075
355,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/2027(b)	313,884
Principal Amount (‡)	Description	Value (†)

	United States — continued
$3,550,000	DISH DBS Corp., 5.125%, 6/01/2029	$1,968,049
4,115,000	DISH DBS Corp., 5.250%, 12/01/2026(b)	3,497,136
795,000	DISH DBS Corp., 5.750%, 12/01/2028(b)	611,156
1,960,000	DISH DBS Corp., 7.750%, 7/01/2026	1,470,000
80,000	EnLink Midstream LLC, 6.500%, 9/01/2030(b)	77,614
575,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	449,264
280,000	EPR Properties, 3.600%, 11/15/2031	207,555
1,555,000	EQT Corp., 3.625%, 5/15/2031(b)	1,315,437
805,000	EQT Corp., 5.000%, 1/15/2029	756,708
115,000	Everi Holdings, Inc., 5.000%, 7/15/2029(b)	98,979
2,570,000	Expedia Group, Inc., 2.950%, 3/15/2031	2,070,507
2,710,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,484,300
4,795,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	4,388,570
2,100,000	General Motors Co., 5.200%, 4/01/2045	1,632,784
405,000	General Motors Co., 6.250%, 10/02/2043	362,856
570,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	440,999
760,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	742,220
460,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	357,001
105,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	103,620
1,400,000	GTCR W-2 Merger Sub LLC, 7.500%, 1/15/2031(b)	1,401,960
960,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(b)	809,509
475,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(b)	387,230
470,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(b)	407,700
1,395,000	Hyundai Capital America, 6.375%, 4/08/2030(b)	1,393,493
7,770,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	6,213,353
195,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	187,818
3,555,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,124,774
390,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	370,994
1,210,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(b)	925,017
2,730,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(b)	2,163,571
1,310,000	Iron Mountain, Inc., 4.875%, 9/15/2029(b)	1,148,142
795,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031	636,827
730,000	JELD-WEN, Inc., 4.875%, 12/15/2027(b)	644,137
1,135,000	John Deere Capital Corp., MTN, 0.450%, 6/07/2024	1,097,437
1,400,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(b)	1,376,074
525,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(b)	514,500
210,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(b)	207,554
1,140,000	Lithia Motors, Inc., 3.875%, 6/01/2029(b)	960,233
See accompanying notes to financial statements.
| 60

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	United States — continued
$995,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(b)	$833,710
155,000	Matador Resources Co., 6.875%, 4/15/2028(b)	152,186
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)	591,820
6,240,000	Micron Technology, Inc., 5.875%, 2/09/2033	5,960,835
798,750	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027(b)	791,403
435,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(b)	348,864
345,000	MSCI, Inc., 3.250%, 8/15/2033(b)	265,529
520,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030(b)	422,202
1,095,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028(b)	965,862
4,600,000	NCL Corp. Ltd., 5.875%, 3/15/2026(b)	4,246,918
615,000	NCL Corp. Ltd., 5.875%, 2/15/2027(b)	584,109
1,960,000	NCL Finance Ltd., 6.125%, 3/15/2028(b)	1,729,700
2,020,000	Netflix, Inc., 4.875%, 6/15/2030(b)	1,912,350
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037(b)	20,571
30,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	29,569
2,355,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	2,386,204
795,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	860,270
1,845,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	2,074,352
70,000	OneMain Finance Corp., 3.500%, 1/15/2027	59,937
80,000	OneMain Finance Corp., 4.000%, 9/15/2030	60,028
170,000	OneMain Finance Corp., 5.375%, 11/15/2029	142,375
860,000	OneMain Finance Corp., 6.875%, 3/15/2025	853,183
1,705,000	OneMain Finance Corp., 7.125%, 3/15/2026	1,669,845
130,000	OneMain Finance Corp., 8.250%, 10/01/2023	130,000
400,000	Ovintiv, Inc., 6.250%, 7/15/2033	386,766
1,000,000	Ovintiv, Inc., 6.500%, 8/15/2034	984,870
45,000	Ovintiv, Inc., 6.500%, 2/01/2038	42,977
230,000	Ovintiv, Inc., 6.625%, 8/15/2037	220,649
30,000	Ovintiv, Inc., 7.200%, 11/01/2031	30,881
115,000	Ovintiv, Inc., 7.375%, 11/01/2031	120,499
130,000	Ovintiv, Inc., 8.125%, 9/15/2030	141,293
1,265,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	978,227
315,000	Pilgrim's Pride Corp., 4.250%, 4/15/2031	262,775
745,000	Post Holdings, Inc., 4.500%, 9/15/2031(b)	620,059
2,165,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)	1,970,668
1,450,000	Prologis Euro Finance LLC, 1.875%, 1/05/2029, (EUR)	1,336,704
365,000	Prologis LP, 2.250%, 6/30/2029, (GBP)	368,298
1,385,000	Rand Parent LLC, 8.500%, 2/15/2030(b)	1,280,917
430,000	Realty Income Corp., 5.125%, 7/06/2034, (EUR)	450,480
1,100,000	Realty Income Corp., EMTN, 1.625%, 12/15/2030, (GBP)	1,000,744
7,695,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(b)	6,776,910
6,794,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029	5,616,840
2,540,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(b)	2,099,908
7,011,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(b)	5,590,361
Principal Amount (‡)	Description	Value (†)

	United States — continued
$4,510,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(b)	$3,405,875
2,945,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(b)	2,700,245
3,280,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(b)	3,007,733
1,425,000	SBA Communications Corp., 3.125%, 2/01/2029	1,188,553
435,000	Sensata Technologies BV, 4.000%, 4/15/2029(b)	374,578
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	143,939
315,000	Southwestern Energy Co., 4.750%, 2/01/2032	270,361
765,000	Synchrony Bank, 5.625%, 8/23/2027	710,463
255,000	Tapestry, Inc., 3.050%, 3/15/2032	186,806
515,000	Targa Resources Corp., 6.125%, 3/15/2033	504,855
165,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	147,782
245,000	Thermo Fisher Scientific Finance I BV, 2.000%, 10/18/2051, (EUR)	152,635
100,000	Thermo Fisher Scientific, Inc., EMTN, 1.500%, 10/01/2039, (EUR)	70,212
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	62,354
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	66,490
2,805,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	2,485,148
400,000	TopBuild Corp., 4.125%, 2/15/2032(b)	324,739
405,000	TransDigm, Inc., 6.750%, 8/15/2028(b)	398,718
4,075,000	Travel & Leisure Co., 4.500%, 12/01/2029(b)	3,417,906
530,000	Travel & Leisure Co., 4.625%, 3/01/2030(b)	446,006
240,000	TriNet Group, Inc., 3.500%, 3/01/2029(b)	202,124
216,156	U.S. Airways Pass-Through Trust, Series 2012-2, Class A, 4.625%, 12/03/2026	208,026
12,440,000	U.S. Treasury Bonds, 2.250%, 2/15/2052	7,634,078
5,210,000	U.S. Treasury Bonds, 3.625%, 5/15/2053	4,313,717
4,980,000	U.S. Treasury Bonds, 4.125%, 8/15/2053	4,520,906
4,992,091	U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/2033(j)	4,615,442
2,910,000	U.S. Treasury Notes, 0.875%, 1/31/2024	2,866,691
17,750,000	U.S. Treasury Notes, 2.250%, 3/31/2024(k)	17,471,963
4,915,000	U.S. Treasury Notes, 3.375%, 5/15/2033	4,457,291
2,370,000	U.S. Treasury Notes, 3.750%, 6/30/2030	2,249,463
13,115,000	Uber Technologies, Inc., 4.500%, 8/15/2029(b)	11,722,931
8,655,000	Uber Technologies, Inc., 6.250%, 1/15/2028(b)	8,463,422
1,555,000	Uber Technologies, Inc., 7.500%, 9/15/2027(b)	1,567,913
140,000	Uber Technologies, Inc., 8.000%, 11/01/2026(b)	141,646
1,720,740	United Airlines Pass-Through Trust, Series 20-1, Class A, 5.875%, 4/15/2029	1,704,496
269,757	United Airlines Pass-Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	253,315
895,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(b)	694,900
390,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(b)	320,042
3,095,000	Verizon Communications, Inc., Series MPLE, 2.500%, 5/16/2030, (CAD)	1,870,193
895,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026(b)	833,917
1,185,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(b)	1,113,254
See accompanying notes to financial statements.
61 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
Principal Amount (‡)	Description	Value (†)

	United States — continued
$640,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(b)	$618,042
1,945,000	VMware, Inc., 2.200%, 8/15/2031	1,467,758
1,270,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	1,077,999
130,000	Western Digital Corp., 2.850%, 2/01/2029	104,369
90,000	Western Digital Corp., 3.100%, 2/01/2032	66,277
360,000	Western Midstream Operating LP, 4.050%, 2/01/2030	314,673
475,000	Western Midstream Operating LP, 5.250%, 2/01/2050	370,041
470,000	Western Midstream Operating LP, 5.300%, 3/01/2048	366,855
150,000	Western Midstream Operating LP, 5.450%, 4/01/2044	120,916
115,000	Western Midstream Operating LP, 5.500%, 8/15/2048	91,439
1,250,000	Yum! Brands, Inc., 4.625%, 1/31/2032	1,084,279
		318,928,572
	Uruguay — 0.1%
1,415,000	Uruguay Government International Bonds, 4.375%, 1/23/2031	1,352,704
86,955,000	Uruguay Government International Bonds, 8.250%, 5/21/2031, (UYU)	2,110,566
		3,463,270
	Total Non-Convertible Bonds (Identified Cost $887,962,221)	761,963,870

Convertible Bonds — 2.4%
	United States — 2.4%
12,590,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	12,471,654
23,580,000	DISH Network Corp., 3.375%, 8/15/2026	14,171,580
6,285,000	DISH Network Corp., Zero Coupon, 0.000%-9.514%, 12/15/2025(l)	4,234,142
70,000	Etsy, Inc., 0.125%, 9/01/2027	56,000
405,000	Etsy, Inc., 0.250%, 6/15/2028	305,978
185,000	JetBlue Airways Corp., 0.500%, 4/01/2026	143,024
4,390,000	Livongo Health, Inc., 0.875%, 6/01/2025	4,009,387
1,615,000	NCL Corp. Ltd., 1.125%, 2/15/2027	1,339,513
345,000	Northern Oil & Gas, Inc., 3.625%, 4/15/2029(b)	426,175
230,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	279,151
565,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(l)	418,665
7,550,000	Southwest Airlines Co., 1.250%, 5/01/2025	7,493,375
1,025,000	Splunk, Inc., 1.125%, 6/15/2027	967,087
655,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(l)	557,077
14,290,000	Teladoc Health, Inc., 1.250%, 6/01/2027	11,387,701
6,678,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(l)	6,235,983
410,000	Unity Software, Inc., Zero Coupon, 7.197%-7.334%, 11/15/2026(l)	324,515
120,000	Zillow Group, Inc., 1.375%, 9/01/2026	142,980
	Total Convertible Bonds (Identified Cost $83,506,676)	64,963,987

Principal Amount (‡)	Description	Value (†)

Municipals — 0.0%
	United States — 0.0%
$120,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%-, 6/01/2046 (Identified cost $119,990)	$99,311
	Total Bonds and Notes (Identified Cost $971,588,887)	827,027,168

Senior Loans — 0.2%
	Canada — 0.0%
585,000	1011778 BC Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%, 7.566%, 9/23/2030(m)	582,443
	United States — 0.2%
1,833,249	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.681%, 10/18/2028(i)(n)	1,821,792
245,900	Carnival Corp., 2021 Incremental Term Loan B, 10/18/2028(o)	244,363
80,649	Carnival Corp., 2023 Term Loan B, 8/08/2027(o)	80,347
1,531,720	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.327%, 8/08/2027(i)(n)	1,525,977
341,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(o)	340,751
270,000	HUB International Ltd., 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.584%, 6/20/2030(i)(n)	270,451
1,081,191	Star Parent, Inc., 2023 Term Loan B, 9/19/2030(o)	1,055,815
486,325	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.159%, 3/03/2030(i)(m)	485,882
		5,825,378
	Total Senior Loans (Identified Cost $6,402,711)	6,407,821

Shares
Preferred Stocks — 0.1%
United States — 0.1%
24,376	El Paso Energy Capital Trust I, 4.750%, 3/31/2028 (Identified Cost $1,125,845)	1,106,914
See accompanying notes to financial statements.
| 62

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 1.7%
$42,210,104	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $42,218,898 on 10/02/2023 collateralized by $48,351,700 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $43,054,350 including accrued interest (Note 2 of Notes to Financial Statements)	$42,210,104
4,150,000	U.S. Treasury Bills, 5.170%, 12/21/2023(p)	4,100,998
	Total Short-Term Investments (Identified Cost $46,311,829)	46,311,102
	Total Investments — 100.1% (Identified Cost $2,624,501,457)	2,698,580,957
	Other assets less liabilities — (0.1)%	(2,268,373)
	Net Assets — 100.0%	$2,696,312,584

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of these securities are exempt from
registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from
registration, normally to qualified institutional buyers. At
September 30, 2023, the value of Rule 144A holdings
amounted to $277,712,051 or 10.3% of net assets.

(c)	Amount shown represents units. One unit represents a principal amount of 1,000.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Amount shown represents principal amount including inflation adjustments.
(f)	Perpetual bond with no specified maturity date.
(g)	Amount shown represents units. One unit represents a principal amount of 100.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Variable rate security. Rate as of September 30, 2023 is disclosed.
(j)	Treasury Inflation Protected Security (TIPS).
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(m)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.75%, to which the spread is added.
(o)	Position is unsettled. Contract rate was not determined at September 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(p)	Interest rate represents discount rate at time of purchase; not a coupon rate.

CPI	Consumer Price Index
EMTN	Euro Medium Term Note
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
At September 30, 2023, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/20/2023	GBP	B	11,193,000	$13,892,304	$13,664,006	$(228,298)
Bank of America N.A.	12/20/2023	JPY	B	7,022,630,000	48,478,403	47,599,308	(879,095)
Bank of America N.A.	12/20/2023	KRW	S	19,047,379,000	14,400,377	14,179,287	221,090
Bank of America N.A.	12/20/2023	MXN	S	256,059,000	14,738,243	14,501,569	236,674
HSBC Bank USA N.A.	12/20/2023	AUD	S	13,800,000	8,913,420	8,896,554	16,866
HSBC Bank USA N.A.	12/20/2023	CAD	S	26,705,000	19,729,542	19,685,632	43,910
Morgan Stanley Capital Services LLC	12/20/2023	EUR	B	82,154,000	88,347,426	87,175,763	(1,171,663)
Morgan Stanley Capital Services LLC	12/20/2023	NZD	S	6,003,000	3,559,329	3,598,019	(38,690)
UBS AG	12/20/2023	COP	S	30,469,789,000	7,547,632	7,323,995	223,637
UBS AG	12/20/2023	IDR	S	100,000,000,000	6,488,269	6,469,225	19,044
Total							$(1,556,525)
See accompanying notes to financial statements.
63 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Global Allocation Fund (continued)
At September 30, 2023, the Fund had the following open forward cross currency contracts:
Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciaation (Depreciation)
Morgan Stanley Capital Services LLC	12/20/2023	NOK	30,959,000	EUR	2,705,675	$2,871,063	$(29,492)
At September 30, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	12/19/2023	74	$8,153,670	$7,996,625	$(157,045)
CBOT 2 Year U.S. Treasury Notes Futures	12/29/2023	125	25,403,641	25,338,867	(64,774)
CBOT 5 Year U.S. Treasury Notes Futures	12/29/2023	541	57,501,770	56,999,422	(502,348)
CBOT U.S. Long Bond Futures	12/19/2023	798	95,771,849	90,797,438	(4,974,411)
Total					$(5,698,578)
At September 30, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Ultra Long Term U.S. Treasury Bond Futures	12/19/2023	189	$23,812,972	$22,431,938	$1,381,034
Ultra 10 Year U.S. Treasury Notes Futures	12/19/2023	387	44,388,677	43,174,687	1,213,990
Total					$2,595,024
Industry Summary at September 30, 2023
Treasuries	7.8%
Semiconductors & Semiconductor Equipment	6.9
Capital Markets	6.6
Machinery	5.8
Software	5.5
Life Sciences Tools & Services	5.4
IT Services	4.3
Specialty Retail	3.5
Textiles, Apparel & Luxury Goods	3.4
Interactive Media & Services	3.3
Chemicals	3.3
Broadline Retail	3.2
Financial Services	2.9
Cable Satellite	2.8
Health Care Providers & Services	2.7
Hotels, Restaurants & Leisure	2.6
Banks	2.4
Banking	2.2
Consumer Staples Distribution & Retail	2.1
Pharmaceuticals	2.1
Other Investments, less than 2% each	19.6
Short-Term Investments	1.7
Total Investments	100.1
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.1)
Net Assets	100.0%
Currency Exposure Summary at September 30, 2023
United States Dollar	78.6%
Euro	7.3
Swedish Krona	2.6
Japanese Yen	2.2
Other, less than 2% each	9.4
Total Investments	100.1
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.1)
Net Assets	100.0%
See accompanying notes to financial statements.
| 64

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Aerospace & Defense — 4.7%
2,675,683	Boeing Co.(a)	$512,874,917
	Air Freight & Logistics — 1.6%
1,560,439	Expeditors International of Washington, Inc.	178,873,123
	Automobiles — 5.9%
2,557,210	Tesla, Inc.(a)	639,865,086
	Beverages — 3.2%
6,505,040	Monster Beverage Corp.(a)	344,441,868
	Biotechnology — 5.0%
307,870	Regeneron Pharmaceuticals, Inc.(a)	253,364,695
827,806	Vertex Pharmaceuticals, Inc.(a)	287,861,259
		541,225,954
	Broadline Retail — 6.2%
1,292,540	Alibaba Group Holding Ltd., ADR(a)	112,114,919
4,408,381	Amazon.com, Inc.(a)	560,393,393
		672,508,312
	Capital Markets — 3.0%
411,155	FactSet Research Systems, Inc.	179,781,636
2,351,323	SEI Investments Co.	141,620,184
		321,401,820
	Entertainment — 6.7%
1,108,106	Netflix, Inc.(a)	418,420,825
3,731,093	Walt Disney Co.(a)	302,405,088
		720,825,913
	Financial Services — 7.3%
1,983,727	Block, Inc.(a)	87,799,757
1,799,067	PayPal Holdings, Inc.(a)	105,173,457
2,581,311	Visa, Inc., Class A	593,727,343
		786,700,557
	Health Care Equipment & Supplies — 1.3%
476,399	Intuitive Surgical, Inc.(a)	139,246,664
	Hotels, Restaurants & Leisure — 3.8%
2,202,677	Starbucks Corp.	201,038,330
1,288,244	Yum China Holdings, Inc.	71,780,956
1,079,908	Yum! Brands, Inc.	134,923,705
		407,742,991
	Interactive Media & Services — 14.3%
3,698,473	Alphabet, Inc., Class A(a)	483,982,177
1,698,862	Alphabet, Inc., Class C(a)	223,994,955
2,801,003	Meta Platforms, Inc., Class A(a)	840,889,110
		1,548,866,242
	IT Services — 1.7%
3,289,235	Shopify, Inc., Class A(a)	179,493,554
	Life Sciences Tools & Services — 2.6%
1,028,425	Illumina, Inc.(a)	141,182,184
271,444	Thermo Fisher Scientific, Inc.	137,396,810
		278,578,994
	Machinery — 0.7%
196,176	Deere & Co.	74,032,899
	Pharmaceuticals — 4.6%
1,560,708	Novartis AG, ADR	158,973,717
2,345,881	Novo Nordisk AS, ADR	213,334,418
3,549,955	Roche Holding AG, ADR	120,449,973
		492,758,108
Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 8.9%
1,832,261	NVIDIA Corp.	$797,015,213
1,510,554	QUALCOMM, Inc.	167,762,127
		964,777,340
	Software — 16.6%
1,573,664	Autodesk, Inc.(a)	325,606,818
1,676,248	Microsoft Corp.	529,275,306
4,732,164	Oracle Corp.	501,230,811
1,579,946	Salesforce, Inc.(a)	320,381,450
548,318	Workday, Inc., Class A(a)	117,806,122
		1,794,300,507
	Total Common Stocks (Identified Cost $6,102,374,554)	10,598,514,849

Principal Amount
Short-Term Investments — 1.9%
$198,748,203	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $198,789,609 on 10/02/2023 collateralized by $204,263,500 U.S. Treasury Note, 4.375% due 8/15/2026 valued at $202,723,198 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $198,748,203)	198,748,203
	Total Investments — 100.0% (Identified Cost $6,301,122,757)	10,797,263,052
	Other assets less liabilities — 0.0%	2,877,124
	Net Assets — 100.0%	$10,800,140,176

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

See accompanying notes to financial statements.
65 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Growth Fund (continued)
Industry Summary at September 30, 2023
Software	16.6%
Interactive Media & Services	14.3
Semiconductors & Semiconductor Equipment	8.9
Financial Services	7.3
Entertainment	6.7
Broadline Retail	6.2
Automobiles	5.9
Biotechnology	5.0
Aerospace & Defense	4.7
Pharmaceuticals	4.6
Hotels, Restaurants & Leisure	3.8
Beverages	3.2
Capital Markets	3.0
Life Sciences Tools & Services	2.6
Other Investments, less than 2% each	5.3
Short-Term Investments	1.9
Total Investments	100.0
Other assets less liabilities	0.0 *
Net Assets	100.0%

*	Less than 0.1%
See accompanying notes to financial statements.
| 66

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 97.7% of Net Assets
	ABS Car Loan — 8.7%
$255,000	Ally Auto Receivables Trust, Series 2022-3, Class A3, 5.070%, 4/15/2027	$252,606
35,924	American Credit Acceptance Receivables Trust, Series 2020-4, Class C, 1.310%, 12/14/2026(a)	35,691
37,683	American Credit Acceptance Receivables Trust, Series 2022-1, Class B, 1.680%, 9/14/2026(a)	37,574
80,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	80,599
420,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class C, 6.440%, 10/12/2029(a)	418,913
39,380	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, 2/18/2026	39,253
215,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/2027	204,451
520,000	AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.410%, 8/18/2027	471,349
335,000	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3, 4.380%, 4/18/2028	329,069
870,000	AmeriCredit Automobile Receivables Trust, Series 2023-1, Class B, 5.570%, 3/20/2028	859,482
140,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025(a)	136,901
255,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-2A, Class A, 5.200%, 10/20/2027(a)	248,656
1,210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-3A, Class A, 5.440%, 2/22/2028(a)	1,188,031
170,000	Carmax Auto Owner Trust, Series 2023-3, Class A3, 5.280%, 5/15/2028	168,844
21,347	CarMax Auto Owner Trust, Series 2020-3, Class A3, 0.620%, 3/17/2025	21,280
1,055,000	CarMax Auto Owner Trust, Series 2023-2, Class A3, 5.050%, 1/18/2028	1,043,198
55,918	CarNow Auto Receivables Trust, Series 2023-1A, Class A, 6.620%, 12/16/2024(a)	55,914
113,947	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	107,830
431,064	Carvana Auto Receivables Trust, Series 2021-P4, Class A3, 1.310%, 1/11/2027	413,367
725,393	Carvana Auto Receivables Trust, Series 2023-N1, Class A, 6.360%, 4/12/2027(a)	724,829
675,000	Carvana Auto Receivables Trust, Series 2023-P1, Class A3, 5.980%, 12/10/2027(a)	671,151
480,000	Carvana Auto Receivables Trust, Series 2023-P4, Class A3, 6.160%, 10/10/2028(a)	479,956
176,017	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.000%, 5/15/2030(a)	172,127
845,000	Credit Acceptance Auto Loan Trust, Series 2022-3A, Class A, 6.570%, 10/15/2032(a)	846,233
710,000	Credit Acceptance Auto Loan Trust, Series 2023-1A, Class A, 6.480%, 3/15/2033(a)	709,903
465,000	Credit Acceptance Auto Loan Trust, Series 2023-2A, Class B, 6.610%, 7/15/2033(a)	459,442
130,000	Credit Acceptance Auto Loan Trust, Series 2023-3A, Class C, 7.620%, 12/15/2033(a)	129,820
191,979	Drive Auto Receivables Trust, Series 2021-3, Class B, 1.110%, 5/15/2026	190,790
68,902	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026(a)	68,614
16,587	DT Auto Owner Trust, Series 2021-2A, Class B, 0.810%, 1/15/2027(a)	16,550
Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$410,000	DT Auto Owner Trust, Series 2021-4A, Class C, 1.500%, 9/15/2027(a)	$388,515
630,000	DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028(a)	632,849
345,000	DT Auto Owner Trust, Series 2023-2A, Class B, 5.410%, 2/15/2029(a)	339,918
219,142	Exeter Automobile Receivables Trust, Series 2021-4A, Class B, 1.050%, 5/15/2026	217,751
680,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class B, 5.970%, 3/15/2027	677,047
360,000	Exeter Automobile Receivables Trust, Series 2023-1A, Class B, 5.720%, 4/15/2027	357,464
380,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class B, 5.610%, 9/15/2027	375,906
130,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class B, 6.110%, 9/15/2027	129,079
290,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027(a)	283,366
490,000	Flagship Credit Auto Trust, Series 2022-4, Class A3, 6.320%, 6/15/2027(a)	492,379
430,000	Flagship Credit Auto Trust, Series 2023-1, Class A3, 5.010%, 8/16/2027(a)	423,791
450,000	Flagship Credit Auto Trust, Series 2023-2, Class C, 5.810%, 5/15/2029(a)	440,778
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031(a)	574,146
570,000	Ford Credit Auto Owner Trust, Series 2021-1, Class A, 1.370%, 10/17/2033(a)	511,399
1,035,000	Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.280%, 2/15/2036(a)	1,016,508
355,000	Ford Credit Floorplan Master Owner Trust A, Series 2023-1, Class A1, 4.920%, 5/15/2028(a)	348,122
410,000	Foursight Capital Automobile Receivables Trust, Series 2022-1, Class A3, 1.830%, 12/15/2026(a)	400,038
340,000	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class A3, 4.590%, 6/15/2027(a)	335,943
380,000	GECU Auto Receivables Trust, Series 2023-1A, Class A3, 5.630%, 8/15/2028(a)	378,274
57,926	GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.140%, 11/17/2025(a)	57,498
955,511	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class B, 1.530%, 4/15/2026(a)	941,574
280,000	GM Financial Automobile Leasing Trust, Series 2023-2, Class A3, 5.050%, 7/20/2026	276,778
77	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	77
265,000	Harley-Davidson Motorcycle Trust, Series 2023-B, Class A3, 5.690%, 8/15/2028	265,345
215,000	Harley-Davidson Motorcycle Trust, Series 2023-B, Class A4, 5.780%, 4/15/2031	214,329
715,000	Hertz Vehicle Financing III LLC, Series 2023-3A, Class A, 5.940%, 2/25/2028(a)	714,337
370,000	Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A3, 5.150%, 6/15/2026(a)	366,414
4,109	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	4,101
14,765	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3, 0.550%, 2/18/2025	14,702
250,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.180%, 8/25/2028(a)	249,254
80,374	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026(a)	80,128
See accompanying notes to financial statements.
67 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$430,000	Prestige Auto Receivables Trust, Series 2021-1A, Class C, 1.530%, 2/15/2028(a)	$409,502
340,000	Prestige Auto Receivables Trust, Series 2023-1A, Class C, 5.650%, 2/15/2028(a)	332,486
48,087	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026(a)	47,985
835,000	Santander Drive Auto Receivables Trust, Series 2022-3, Class B, 4.130%, 8/16/2027	815,373
560,000	Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.420%, 11/15/2027	547,269
285,000	Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.430%, 3/15/2027	279,491
115,000	Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.090%, 5/15/2030	112,240
290,000	Santander Drive Auto Receivables Trust, Series 2023-2, Class A3, 5.210%, 7/15/2027	286,973
170,000	Santander Drive Auto Receivables Trust, Series 2023-3, Class C, 5.770%, 11/15/2030	168,688
540,000	Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.770%, 12/15/2028	541,122
420,000	SFS Auto Receivables Securitization Trust, Series 2023-1A, Class A3, 5.470%, 10/20/2028(a)	414,951
440,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033(a)	408,262
370,000	Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.160%, 4/17/2028	366,718
320,000	United Auto Credit Securitization Trust, Series 2022-2, Class C, 5.810%, 5/10/2027(a)	317,399
138,743	Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.620%, 7/15/2026(a)	137,819
1,050,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.580%, 1/15/2027(a)	1,003,576
170,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class C, 5.740%, 8/15/2028(a)	168,006
695,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class C, 6.020%, 9/15/2028(a)	692,421
73,124	World Omni Auto Receivables Trust, Series 2020-B, Class A3, 0.630%, 5/15/2025	72,574
380,000	World Omni Automobile Lease Securitization Trust, Series 2023-A, Class A3, 5.070%, 9/15/2026	375,931
360,000	World Omni Select Auto Trust, Series 2021-A, Class B, 0.850%, 8/16/2027	338,504
		29,927,523
	ABS Credit Card — 0.3%
960,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.500%, 9/21/2026(a)	918,263
230,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	228,203
		1,146,466
	ABS Home Equity — 0.0%
1,536	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	1,511
	ABS Other — 2.0%
125,000	Affirm Asset Securitization Trust, Series 2022-A, Class A, 4.300%, 5/17/2027(a)	122,263
105,000	Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028(a)	104,320
320,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	319,585
288,772	Aqua Finance Trust, Series 2021-A, Class A, 1.540%, 7/17/2046(a)	253,796
Principal Amount	Description	Value (†)
	ABS Other — continued
$76,963	BHG Securitization Trust, Series 2022-C, Class A, 5.320%, 10/17/2035(a)	$76,431
53,440	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/15/2032(a)	52,840
402,294	Chesapeake Funding II LLC, Series 2023-1A, Class A1, 5.650%, 5/15/2035(a)	399,578
19,074	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	18,961
500,000	Daimler Trucks Retail Trust, Series 2023-1, Class A4, 5.930%, 12/16/2030	499,529
645,000	DLLMT LLC, Series 2023-1A, Class A3, 5.340%, 3/22/2027(a)	634,865
203,387	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034(a)	199,103
156,490	Enterprise Fleet Financing LLC, Series 2022-3, Class A2, 4.380%, 7/20/2029(a)	153,200
440,000	Enterprise Fleet Financing LLC, Series 2023-2, Class A2, 5.560%, 4/22/2030(a)	436,616
630,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	601,971
84,271	Hilton Grand Vacations Trust, Series 2022-2A, Class C, 5.570%, 1/25/2037(a)	80,826
455,000	M&T Equipment Notes, Series 2023-1A, Class A3, 5.740%, 7/15/2030(a)	451,708
62,642	Marlette Funding Trust, Series 2022-3A, Class A, 5.180%, 11/15/2032(a)	62,392
51,522	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037(a)	47,428
1,135,000	OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.130%, 5/14/2035(a)	1,089,021
370,000	SCF Equipment Leasing LLC, Series 2022-1A, Class A3, 2.920%, 7/20/2029(a)	356,680
62,652	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037(a)	58,633
785,000	Wheels Fleet Lease Funding 1 LLC, Series 2023-1A, Class A, 5.800%, 4/18/2038(a)	778,934
		6,798,680
	ABS Student Loan — 0.1%
89,224	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	81,894
49,543	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069(a)	43,637
60,719	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069(a)	54,961
		180,492
	ABS Whole Business — 0.1%
508,250	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048(a)	487,166
	Agency Commercial Mortgage-Backed Securities — 0.5%
701,647	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	678,049
990,464	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	928,254
		1,606,303
	Apartment REITs — 0.1%
225,000	Invitation Homes Operating Partnership LP, 2.000%, 8/15/2031	166,509
See accompanying notes to financial statements.
| 68

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	Automotive — 3.3%
$515,000	American Honda Finance Corp., GMTN, 5.125%, 7/07/2028	$506,955
930,000	BMW U.S. Capital LLC, 5.150%, 8/11/2033(a)	885,228
735,000	Daimler Truck Finance North America LLC, 5.200%, 1/17/2025(a)	728,193
340,000	Daimler Truck Finance North America LLC, 5.400%, 9/20/2028(a)	333,679
665,000	Denso Corp., 1.239%, 9/16/2026(a)	581,696
875,000	General Motors Financial Co., Inc., 6.050%, 10/10/2025	871,127
180,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025(a)	170,826
995,000	Harley-Davidson Financial Services, Inc., 6.500%, 3/10/2028(a)	983,646
645,000	Hyundai Capital America, 2.100%, 9/15/2028(a)	535,172
410,000	Hyundai Capital America, 5.700%, 6/26/2030(a)	394,422
255,000	Hyundai Capital America, 5.950%, 9/21/2026(a)	254,276
240,000	Kia Corp., 1.000%, 4/16/2024(a)	233,652
495,000	LKQ Corp., 5.750%, 6/15/2028(a)	483,573
340,000	Mercedes-Benz Finance North America LLC, 4.800%, 3/30/2028(a)	329,370
515,000	Mercedes-Benz Finance North America LLC, 5.100%, 8/03/2028(a)	504,345
315,000	Nissan Motor Acceptance Co. LLC, 7.050%, 9/15/2028(a)	314,946
590,000	PACCAR Financial Corp., MTN, 4.950%, 8/10/2028	583,273
685,000	Toyota Motor Credit Corp., 4.550%, 5/17/2030	649,194
370,000	Toyota Motor Credit Corp., MTN, 5.000%, 8/14/2026	366,359
980,000	Toyota Motor Credit Corp., MTN, 5.250%, 9/11/2028	974,470
275,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025(a)	263,530
290,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023(a)	289,391
		11,237,323
	Banking — 15.1%
800,000	ABN AMRO Bank NV, (fixed rate to 9/18/2026, variable rate thereafter), 6.339%, 9/18/2027(a)	797,994
200,000	AIB Group PLC, (fixed rate to 9/13/2028, variable rate thereafter), 6.608%, 9/13/2029(a)	199,168
700,000	AIB Group PLC, (fixed rate to 10/14/2025, variable rate thereafter), 7.583%, 10/14/2026(a)	712,826
735,000	Ally Financial, Inc., 7.100%, 11/15/2027	734,907
585,000	American Express Co., (fixed rate to 5/01/2033, variable rate thereafter), 5.043%, 5/01/2034	539,341
1,065,000	American Express Co., (fixed rate to 7/27/2028, variable rate thereafter), 5.282%, 7/27/2029	1,038,303
1,030,000	ANZ New Zealand International Ltd., 5.355%, 8/14/2028(a)	1,011,205
565,000	ASB Bank Ltd., (fixed rate to 6/17/2027, variable rate thereafter), 5.284%, 6/17/2032(a)	539,411
840,000	Bank of America Corp., MTN, (fixed rate to 4/02/2025, variable rate thereafter), 3.384%, 4/02/2026	803,960
265,000	Bank of America Corp., (fixed rate to 4/25/2033, variable rate thereafter), 5.288%, 4/25/2034	246,585
1,155,000	Bank of America NA, 5.526%, 8/18/2026	1,149,395
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023(a)	393,523
315,000	Bank of Ireland Group PLC, (fixed rate to 9/16/2025, variable rate thereafter), 6.253%, 9/16/2026(a)	313,026
30,000	Bank of Montreal, 5.300%, 6/05/2026	29,596
1,710,000	Bank of Montreal, 5.717%, 9/25/2028	1,691,830
Principal Amount	Description	Value (†)
	Banking — continued
$570,000	Bank of New York Mellon Corp., (fixed rate to 4/26/2026, variable rate thereafter), 4.947%, 4/26/2027	$556,369
635,000	Bank of New Zealand, 2.000%, 2/21/2025(a)	601,591
250,000	Bank of New Zealand, 2.285%, 1/27/2027(a)	224,337
340,000	Banque Federative du Credit Mutuel SA, 5.790%, 7/13/2028(a)	337,394
570,000	BNP Paribas SA, (fixed rate to 6/12/2028, variable rate thereafter), 5.335%, 6/12/2029(a)	553,504
475,000	CaixaBank SA, (fixed rate to 9/13/2033, variable rate thereafter), 6.840%, 9/13/2034(a)	465,775
595,000	Canadian Imperial Bank of Commerce, 5.001%, 4/28/2028	571,241
1,205,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	1,197,003
705,000	Capital One Financial Corp., (fixed rate to 12/06/2023, variable rate thereafter), 1.343%, 12/06/2024	696,485
770,000	Capital One Financial Corp., (fixed rate to 6/08/2028, variable rate thereafter), 6.312%, 6/08/2029	752,519
1,725,000	Citibank NA, 5.803%, 9/29/2028	1,725,246
510,000	Citigroup, Inc., (fixed rate to 4/08/2025, variable rate thereafter), 3.106%, 4/08/2026	486,700
490,000	Citigroup, Inc., (fixed rate to 5/25/2033, variable rate thereafter), 6.174%, 5/25/2034	468,255
705,000	Citizens Financial Group, Inc., (fixed rate to 5/21/2032, variable rate thereafter), 5.641%, 5/21/2037	590,505
435,000	Cooperatieve Rabobank UA, (fixed rate to 2/28/2028, variable rate thereafter), 5.564%, 2/28/2029(a)	423,967
920,000	Credit Agricole SA, (fixed rate to 10/03/2028, variable rate thereafter), 6.316%, 10/03/2029(a)	920,106
335,000	Credit Suisse AG, 5.000%, 7/09/2027	321,793
800,000	Danske Bank AS, (fixed rate to 9/10/2024, variable rate thereafter), 0.976%, 9/10/2025(a)	758,293
855,000	Danske Bank AS, (fixed rate to 9/22/2025, variable rate thereafter), 6.259%, 9/22/2026(a)	854,690
330,000	Deutsche Bank AG, (fixed rate to 11/10/2032, variable rate thereafter), 7.079%, 2/10/2034	298,235
480,000	Deutsche Bank AG, (fixed rate to 7/13/2026, variable rate thereafter), 7.146%, 7/13/2027	483,249
590,000	DNB Bank ASA, (fixed rate to 9/16/2025, variable rate thereafter), 1.127%, 9/16/2026(a)	532,359
720,000	Federation des Caisses Desjardins du Quebec, 5.700%, 3/14/2028(a)	709,697
460,000	Fifth Third Bancorp, (fixed rate to 7/27/2028, variable rate thereafter), 6.339%, 7/27/2029	454,418
1,650,000	Goldman Sachs Group, Inc., (fixed rate to 8/10/2025, variable rate thereafter), 5.798%, 8/10/2026	1,637,383
1,525,000	HSBC Holdings PLC, (fixed rate to 8/14/2026, variable rate thereafter), 5.887%, 8/14/2027	1,506,396
520,000	HSBC USA, Inc., 3.750%, 5/24/2024	511,405
525,000	HSBC USA, Inc., 5.625%, 3/17/2025	521,892
585,000	Huntington Bancshares, Inc., (fixed rate to 8/21/2028, variable rate thereafter), 6.208%, 8/21/2029	572,277
290,000	Huntington National Bank, 5.650%, 1/10/2030	273,278
200,000	ING Groep NV, (fixed rate to 9/11/2033, variable rate thereafter), 6.114%, 9/11/2034	194,222
495,000	Intesa Sanpaolo SpA, 7.000%, 11/21/2025(a)	500,386
See accompanying notes to financial statements.
69 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	Banking — continued
$550,000	JPMorgan Chase & Co., (fixed rate to 6/01/2028, variable rate thereafter), 2.069%, 6/01/2029	$463,434
820,000	JPMorgan Chase & Co., (fixed rate to 6/01/2033, variable rate thereafter), 5.350%, 6/01/2034	777,587
735,000	JPMorgan Chase & Co., (fixed rate to 12/15/2024, variable rate thereafter), 5.546%, 12/15/2025	729,875
435,000	KeyBank NA, 5.850%, 11/15/2027	413,686
790,000	Lloyds Banking Group PLC, (fixed rate to 8/07/2026, variable rate thereafter), 5.985%, 8/07/2027	782,886
270,000	Macquarie Group Ltd., (fixed rate to 6/15/2033, variable rate thereafter), 5.887%, 6/15/2034(a)	254,111
1,110,000	Morgan Stanley, (fixed rate to 7/20/2028, variable rate thereafter), 5.449%, 7/20/2029	1,081,660
925,000	National Australia Bank Ltd., 4.900%, 6/13/2028	898,494
1,130,000	National Bank of Canada, (fixed rate to 6/09/2024, variable rate thereafter), 3.750%, 6/09/2025	1,108,564
1,215,000	NatWest Markets PLC, 1.600%, 9/29/2026(a)	1,067,891
390,000	Nordea Bank Abp, 1.500%, 9/30/2026(a)	342,500
210,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	185,277
1,100,000	PNC Financial Services Group, Inc., (fixed rate to 6/12/2028, variable rate thereafter), 5.582%, 6/12/2029	1,067,125
710,000	Royal Bank of Canada, GMTN, 5.200%, 8/01/2028	691,050
510,000	Santander Holdings USA, Inc., (fixed rate to 6/12/2028, variable rate thereafter), 6.565%, 6/12/2029	497,499
1,280,000	State Street Corp., 5.272%, 8/03/2026	1,267,975
675,000	Sumitomo Mitsui Financial Group, Inc., 5.800%, 7/13/2028	670,312
200,000	Sumitomo Mitsui Trust Bank Ltd., 2.550%, 3/10/2025(a)	190,625
830,000	Svenska Handelsbanken AB, 5.500%, 6/15/2028(a)	805,922
360,000	Swedbank AB, 5.472%, 6/15/2026(a)	355,121
850,000	Swedbank AB, 6.136%, 9/12/2026(a)	846,530
560,000	Synchrony Bank, 5.400%, 8/22/2025	538,709
285,000	Synchrony Financial, 4.875%, 6/13/2025	273,261
575,000	Toronto-Dominion Bank, MTN, 5.523%, 7/17/2028	567,547
630,000	Truist Financial Corp., MTN, (fixed rate to 1/26/2033, variable rate thereafter), 5.122%, 1/26/2034	563,187
1,385,000	UBS AG, 5.650%, 9/11/2028	1,361,936
840,000	UBS Group AG, (fixed rate to 9/22/2033, variable rate thereafter), 6.301%, 9/22/2034(a)	820,393
585,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026(a)	535,906
695,000	Wells Fargo & Co., MTN, (fixed rate to 4/25/2025, variable rate thereafter), 3.908%, 4/25/2026	669,669
1,365,000	Wells Fargo & Co., MTN, (fixed rate to 7/25/2028, variable rate thereafter), 5.574%, 7/25/2029	1,331,683
		52,062,455
	Brokerage — 0.3%
340,000	Ameriprise Financial, Inc., 5.150%, 5/15/2033	321,146
355,000	Blue Owl Finance LLC, 4.375%, 2/15/2032(a)	283,962
530,000	Jefferies Financial Group, Inc., 5.875%, 7/21/2028	518,676
		1,123,784
	Building Materials — 0.1%
220,000	Ferguson Finance PLC, 4.650%, 4/20/2032(a)	197,547
215,000	Mohawk Industries, Inc., 5.850%, 9/18/2028	213,413
		410,960
Principal Amount	Description	Value (†)
	Chemicals — 0.5%
$240,000	Cabot Corp., 4.000%, 7/01/2029	$217,280
300,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	292,024
535,000	EIDP, Inc., 4.500%, 5/15/2026	521,103
845,000	FMC Corp., 5.650%, 5/18/2033	764,328
		1,794,735
	Collateralized Mortgage Obligations — 0.6%
88,994	Government National Mortgage Association, Series 2014-H14, Class FA, 1 mo. USD SOFR + 0.614%, 5.718%, 7/20/2064(c)	88,469
79,219	Government National Mortgage Association, Series 2014-H15, Class FA, 1 mo. USD SOFR + 0.614%, 5.932%, 7/20/2064(c)	78,724
187	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(d)	166
137,631	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	132,526
266,418	Government National Mortgage Association, Series 2016-H06, Class FC, 1 mo. USD SOFR + 1.034%, 4.853%, 2/20/2066(c)	264,797
761,831	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(b)	712,961
160,297	Government National Mortgage Association, Series 2019-H01, Class FL, 1 mo. USD SOFR + 0.564%, 5.882%, 12/20/2068(c)	159,766
324,553	Government National Mortgage Association, Series 2019-H01, Class FT, 1 mo. USD SOFR + 0.514%, 5.832%, 10/20/2068(c)	323,398
471,902	Government National Mortgage Association, Series 2019-H10, Class FM, 1 mo. USD SOFR + 0.514%, 5.832%, 5/20/2069(c)	466,647
		2,227,454
	Construction Machinery — 0.9%
410,000	Caterpillar Financial Services Corp., DMTN, 4.350%, 5/15/2026	400,802
1,150,000	Caterpillar Financial Services Corp., 5.150%, 8/11/2025	1,143,841
1,075,000	CNH Industrial Capital LLC, 5.500%, 1/12/2029	1,056,393
520,000	John Deere Capital Corp., MTN, 4.950%, 7/14/2028	512,818
		3,113,854
	Consumer Cyclical Services — 0.0%
165,000	Expedia Group, Inc., 6.250%, 5/01/2025(a)	165,272
	Consumer Products — 0.4%
25,000	Brunswick Corp., 4.400%, 9/15/2032	20,339
1,190,000	Unilever Capital Corp., 5.000%, 12/08/2033	1,152,409
135,000	Whirlpool Corp., 5.500%, 3/01/2033	129,364
		1,302,112
	Electric — 2.4%
435,000	AES Corp., 3.300%, 7/15/2025(a)	412,022
910,000	American Electric Power Co., Inc., 5.699%, 8/15/2025	905,336
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	109,065
745,000	DTE Energy Co., 4.220%, 11/01/2024	731,109
1,110,000	Edison International, 4.700%, 8/15/2025	1,080,142
605,000	Entergy Corp., 0.900%, 9/15/2025	549,296
280,000	Interstate Power & Light Co., 5.700%, 10/15/2033	275,365
665,000	National Rural Utilities Cooperative Finance Corp., MTN, 5.050%, 9/15/2028	653,293
See accompanying notes to financial statements.
| 70

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	Electric — continued
$141,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 5/01/2023, variable rate thereafter), 8.541%, 4/30/2043(c)	$138,533
675,000	NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025	673,105
380,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	380,575
380,000	Southern California Edison Co., 5.650%, 10/01/2028	379,320
730,000	Vistra Operations Co. LLC, 5.125%, 5/13/2025(a)	711,714
830,000	WEC Energy Group, Inc., 4.750%, 1/09/2026	813,057
540,000	Xcel Energy, Inc., 5.450%, 8/15/2033	515,337
		8,327,269
	Finance Companies — 2.5%
510,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/2024	504,181
360,000	Air Lease Corp., 1.875%, 8/15/2026	319,842
555,000	Aircastle Ltd., 2.850%, 1/26/2028(a)	470,908
285,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	279,493
500,000	Ares Capital Corp., 2.875%, 6/15/2028	418,196
50,000	Ares Capital Corp., 4.250%, 3/01/2025	48,085
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024(a)	223,024
545,000	Bain Capital Specialty Finance, Inc., 2.550%, 10/13/2026	470,006
200,000	Barings BDC, Inc., 3.300%, 11/23/2026	175,477
795,000	Blackstone Private Credit Fund, 2.625%, 12/15/2026	684,291
490,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028	401,022
260,000	Blue Owl Capital Corp., 3.750%, 7/22/2025	243,603
90,000	Blue Owl Capital Corp., 4.250%, 1/15/2026	84,198
140,000	Blue Owl Credit Income Corp., 7.750%, 9/16/2027	138,874
690,000	Blue Owl Credit Income Corp., 7.950%, 6/13/2028(a)	683,962
890,000	Blue Owl Technology Finance Corp., 4.750%, 12/15/2025(a)	823,214
435,000	FS KKR Capital Corp., 3.125%, 10/12/2028	353,977
660,000	Golub Capital BDC, Inc., 2.500%, 8/24/2026	578,427
505,000	Hercules Capital, Inc., 3.375%, 1/20/2027	441,545
465,000	Main Street Capital Corp., 3.000%, 7/14/2026	410,872
340,000	Morgan Stanley Direct Lending Fund, 4.500%, 2/11/2027	315,839
160,000	Sixth Street Specialty Lending, Inc., 6.950%, 8/14/2028	158,249
520,000	USAA Capital Corp., 3.375%, 5/01/2025(a)	501,075
		8,728,360
	Financial Other — 0.2%
470,000	LeasePlan Corp. NV, 2.875%, 10/24/2024(a)	452,152
185,000	ORIX Corp., 3.250%, 12/04/2024	178,734
		630,886
	Food & Beverage — 0.9%
280,000	Cargill, Inc., 4.500%, 6/24/2026(a)	273,840
1,135,000	Conagra Brands, Inc., 5.300%, 10/01/2026	1,123,473
875,000	JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl, 6.750%, 3/15/2034(a)	851,366
915,000	Pernod Ricard International Finance LLC, 1.250%, 4/01/2028(a)	765,644
		3,014,323
	Government Owned - No Guarantee — 0.3%
800,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	689,201
350,000	BOC Aviation USA Corp., 1.625%, 4/29/2024(a)	341,056
		1,030,257
Principal Amount	Description	Value (†)
	Health Care REITs — 0.2%
$350,000	Healthpeak OP LLC, 5.250%, 12/15/2032	$325,524
235,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	228,383
		553,907
	Healthcare — 0.6%
755,000	GE HealthCare Technologies, Inc., 5.550%, 11/15/2024	751,215
320,000	IQVIA, Inc., 5.700%, 5/15/2028(a)	310,893
855,000	Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030	832,213
		1,894,321
	Hybrid ARMs — 0.0%
13,912	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.225%, 5.216%, 1/01/2035(c)	14,100
28,615	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.500%, 5.280%, 5/01/2036(c)	29,080
		43,180
	Independent Energy — 0.2%
405,000	ConocoPhillips Co., 5.050%, 9/15/2033	387,712
460,000	Pioneer Natural Resources Co., 5.100%, 3/29/2026	454,087
		841,799
	Life Insurance — 5.2%
400,000	Allianz SE, (fixed rate to 3/06/2033, variable rate thereafter), 6.350%, 9/06/2053(a)	386,167
330,000	Athene Global Funding, 2.500%, 3/24/2028(a)	279,737
410,000	Brighthouse Financial Global Funding, 1.200%, 12/15/2023(a)	406,016
780,000	Brighthouse Financial Global Funding, 1.750%, 1/13/2025(a)	735,563
835,000	CNO Global Funding, 2.650%, 1/06/2029(a)	697,132
530,000	Corebridge Financial, Inc., 6.050%, 9/15/2033(a)	514,763
205,000	Corebridge Global Funding, 0.900%, 9/22/2025(a)	185,757
670,000	Corebridge Global Funding, 5.750%, 7/02/2026(a)	661,910
870,000	Equitable Financial Life Global Funding, 5.500%, 12/02/2025(a)	857,221
155,000	F&G Annuities & Life, Inc., 7.400%, 1/13/2028	154,623
1,170,000	F&G Global Funding, 5.150%, 7/07/2025(a)	1,135,710
330,000	Five Corners Funding Trust III, 5.791%, 2/15/2033(a)	323,754
230,000	GA Global Funding Trust, 1.250%, 12/08/2023(a)	227,729
995,000	GA Global Funding Trust, 2.250%, 1/06/2027(a)	871,886
665,000	Great-West Lifeco U.S. Finance 2020 LP, 0.904%, 8/12/2025(a)	601,710
1,370,000	Guardian Life Global Funding, 1.100%, 6/23/2025(a)	1,258,027
705,000	Jackson National Life Global Funding, 1.750%, 1/12/2025(a)	661,943
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025(a)	147,581
230,000	Lincoln National Corp., 3.400%, 3/01/2032	180,787
860,000	MassMutual Global Funding II, 5.050%, 6/14/2028(a)	838,199
520,000	MetLife, Inc., 5.375%, 7/15/2033	499,886
530,000	Metropolitan Life Global Funding I, 0.950%, 7/02/2025(a)	486,826
695,000	New York Life Global Funding, 4.700%, 4/02/2026(a)	680,800
845,000	New York Life Global Funding, 5.450%, 9/18/2026(a)	842,833
840,000	Northwestern Mutual Global Funding, 4.900%, 6/12/2028(a)	815,598
440,000	Protective Life Global Funding, 1.646%, 1/13/2025(a)	416,423
765,000	Protective Life Global Funding, 4.714%, 7/06/2027(a)	735,747
655,000	Reliance Standard Life Global Funding II, 2.750%, 5/07/2025(a)	615,838
See accompanying notes to financial statements.
71 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	Life Insurance — continued
$415,000	Reliance Standard Life Global Funding II, 5.243%, 2/02/2026(a)	$403,177
570,000	RGA Global Funding, 2.700%, 1/18/2029(a)	483,301
755,000	Security Benefit Global Funding, 1.250%, 5/17/2024(a)	728,640
		17,835,284
	Lodging — 0.4%
400,000	Hyatt Hotels Corp., 5.750%, 1/30/2027	397,435
720,000	Marriott International, Inc., 5.550%, 10/15/2028	711,945
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	348,891
		1,458,271
	Media Entertainment — 0.4%
550,000	Prosus NV, 4.193%, 1/19/2032(a)	438,581
815,000	Take-Two Interactive Software, Inc., 4.950%, 3/28/2028	787,666
		1,226,247
	Metals & Mining — 0.7%
1,045,000	BHP Billiton Finance USA Ltd., 4.875%, 2/27/2026	1,030,428
1,160,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	1,156,877
290,000	Northern Star Resources Ltd., 6.125%, 4/11/2033(a)	270,769
		2,458,074
	Midstream — 0.4%
460,000	Enbridge, Inc., 5.700%, 3/08/2033	440,680
435,000	ONEOK, Inc., 5.550%, 11/01/2026	432,164
600,000	Williams Cos., Inc., 5.400%, 3/02/2026	595,343
		1,468,187
	Mortgage Related — 0.5%
522	Federal Home Loan Mortgage Corp., 3.000%, 10/01/2026	506
7	Federal Home Loan Mortgage Corp., 6.500%, 1/01/2024	7
8	Federal Home Loan Mortgage Corp., 8.000%, 7/01/2025	8
9,998	Government National Mortgage Association, 3.890%, with various maturities in 2062(b)(e)	9,443
13,654	Government National Mortgage Association, 4.015%, 4/20/2063(b)	13,091
14,703	Government National Mortgage Association, 4.157%, 6/20/2066(b)	13,960
45,663	Government National Mortgage Association, 4.256%, 11/20/2066(b)	44,110
41,612	Government National Mortgage Association, 4.389%, 9/20/2066(b)	40,063
51,726	Government National Mortgage Association, 4.410%, 10/20/2066(b)	49,814
124,969	Government National Mortgage Association, 4.426%, 10/20/2066(b)	120,786
51,252	Government National Mortgage Association, 4.453%, 11/20/2066(b)	49,329
2,349	Government National Mortgage Association, 4.466%, 11/20/2064(b)	2,294
37,323	Government National Mortgage Association, 4.471%, 8/20/2066(b)	36,156
117,180	Government National Mortgage Association, 4.496%, 9/20/2066(b)	113,787
248,187	Government National Mortgage Association, 4.585%, 7/20/2067(b)	239,300
Principal Amount	Description	Value (†)
	Mortgage Related — continued
$52,705	Government National Mortgage Association, 4.586%, 10/20/2066(b)	$51,273
616,969	Government National Mortgage Association, 4.639%, 4/20/2067(b)	597,628
418,822	Government National Mortgage Association, 4.670%, 1/20/2067(b)	407,647
61,299	Government National Mortgage Association, 4.700%, with various maturities from 2061 to 2064(b)(e)	60,656
4	Government National Mortgage Association, 6.500%, 12/15/2023	4
		1,849,862
	Natural Gas — 0.1%
155,000	Sempra, 5.400%, 8/01/2026	153,356
365,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	357,819
		511,175
	Non-Agency Commercial Mortgage-Backed Securities — 5.4%
230,000	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	194,373
270,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	222,192
870,000	BANK, Series 2021-BN37, Class A5, 2.618%, 11/15/2064(b)	682,732
635,000	BANK, Series 2023-5YR3, Class A3, 6.724%, 9/15/2056(b)	650,333
660,000	BBCMS Mortgage Trust, Series 2020-BID, Class A, 1 mo. USD SOFR + 2.254%, 7.588%, 10/15/2037(a)(c)	628,460
865,000	BBCMS Mortgage Trust, Series 2021-C12, Class A5, 2.689%, 11/15/2054	685,878
300,000	BBCMS Mortgage Trust, Series 2023-C20, Class A5, 5.576%, 7/15/2056	292,901
178,976	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030(a)	157,184
285,000	Benchmark Mortgage Trust, Series 2020-B16, Class A5, 2.732%, 2/15/2053	234,913
755,000	Benchmark Mortgage Trust, Series 2021-B31, Class A5, 2.669%, 12/15/2054	595,631
520,000	Benchmark Mortgage Trust, Series 2023-V2, Class A3, 5.812%, 5/15/2055(b)	512,792
520,000	BPR Trust, Series 2021-NRD, Class A, 1 mo. USD SOFR + 1.525%, 6.858%, 12/15/2038(a)(c)	490,547
360,000	BPR Trust, Series 2022-OANA, Class A, 1 mo. USD SOFR + 1.898%, 7.230%, 4/15/2037(a)(c)	353,497
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	464,356
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	336,929
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049	923,109
540,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	456,975
439,483	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	362,749
7,382	Commercial Mortgage Pass-Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	7,357
280,000	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	274,552
280,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	267,880
520,299	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	491,359
See accompanying notes to financial statements.
| 72

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037(a)	$678,394
33,828	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	32,838
470,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	394,741
335,000	DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314%, 9/12/2040(a)	333,945
365,000	GS Mortgage Securities Corp. II, Series 2023- SHIP, Class A, 4.466%, 9/10/2038(a)(b)	347,597
605,000	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	443,021
440,000	GS Mortgage Securities Corportation Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033(a)(b)	378,670
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	327,927
245,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	204,868
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034(a)	153,593
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034(a)	301,750
7,852	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	7,808
575,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052	501,315
776,274	Med Trust, Series 2021-MDLN, Class A, 1 mo. USD SOFR + 1.064%, 6.397%, 11/15/2038(a)(c)	756,792
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	122,968
550,000	Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.698%, 2/15/2053	448,360
845,000	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/2061(a)	728,641
465,000	SCOTT Trust, Series 2023-SFS, Class A, 5.910%, 3/15/2040(a)	450,931
980,000	SPGN Mortgage Trust, Series 2022-TFLM, Class A, 1 mo. USD SOFR + 1.550%, 6.882%, 2/15/2039(a)(c)	933,909
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	188,018
490,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class A4, 2.092%, 7/15/2053	379,747
825,000	Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.000%, 4/15/2055(b)	714,622
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	321,744
20,909	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047	20,762
		18,459,660
	Office REITs — 0.1%
485,000	Hudson Pacific Properties LP, 5.950%, 2/15/2028	404,893
	Other REITs — 0.1%
410,000	Prologis LP, 5.125%, 1/15/2034	387,190
	Packaging — 0.1%
335,000	Amcor Flexibles North America, Inc., 4.000%, 5/17/2025	323,990
Principal Amount	Description	Value (†)
	Property & Casualty Insurance — 0.1%
$255,000	Assured Guaranty U.S. Holdings, Inc., 6.125%, 9/15/2028	$255,004
240,000	Trustage Financial Group, Inc., 4.625%, 4/15/2032(a)	198,053
		453,057
	Railroads — 0.5%
645,000	CSX Corp., 5.200%, 11/15/2033	623,820
1,095,000	Norfolk Southern Corp., 5.050%, 8/01/2030	1,055,034
215,000	Union Pacific Corp., 3.646%, 2/15/2024	213,198
		1,892,052
	Refining — 0.2%
540,000	Phillips 66 Co., 4.950%, 12/01/2027	529,184
	Retailers — 1.0%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	333,193
290,000	AutoNation, Inc., 4.500%, 10/01/2025	280,013
910,000	AutoZone, Inc., 5.050%, 7/15/2026	896,723
825,000	Dollar General Corp., 5.450%, 7/05/2033	761,934
1,245,000	Walgreens Boots Alliance, Inc., 0.950%, 11/17/2023	1,236,980
		3,508,843
	Sovereigns — 0.2%
630,000	Panama Government International Bonds, 6.875%, 1/31/2036	630,129
	Technology — 2.3%
270,000	Avnet, Inc., 5.500%, 6/01/2032	248,361
485,000	Avnet, Inc., 6.250%, 3/15/2028	483,626
440,000	Broadcom, Inc., 4.000%, 4/15/2029(a)	397,052
870,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	750,610
660,000	Equifax, Inc., 5.100%, 6/01/2028	637,760
605,000	Fiserv, Inc., 5.625%, 8/21/2033	586,211
355,000	Flex Ltd., 6.000%, 1/15/2028	353,192
525,000	Global Payments, Inc., 1.500%, 11/15/2024	498,683
665,000	Hewlett Packard Enterprise Co., 5.250%, 7/01/2028	649,203
1,045,000	Intel Corp., 5.200%, 2/10/2033	1,011,808
1,180,000	Intuit, Inc., 5.200%, 9/15/2033	1,149,032
285,000	Microchip Technology, Inc., 0.972%, 2/15/2024	279,758
695,000	Micron Technology, Inc., 6.750%, 11/01/2029	706,151
200,000	Qorvo, Inc., 1.750%, 12/15/2024(a)	187,914
155,000	S&P Global, Inc., 5.250%, 9/15/2033(a)	151,083
		8,090,444
	Tobacco — 0.8%
585,000	Altria Group, Inc., 2.450%, 2/04/2032	441,311
710,000	BAT Capital Corp., 6.343%, 8/02/2030	699,332
400,000	Philip Morris International, Inc., 5.125%, 2/15/2030	383,617
1,190,000	Philip Morris International, Inc., 5.500%, 9/07/2030	1,157,142
		2,681,402
	Transportation Services — 0.5%
450,000	Element Fleet Management Corp., 3.850%, 6/15/2025(a)	428,742
390,000	Element Fleet Management Corp., 6.271%, 6/26/2026(a)	388,668
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025(a)	168,082
240,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.550%, 5/01/2028(a)	232,476
435,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.050%, 8/01/2028(a)	429,543
		1,647,511
	Treasuries — 37.9%
3,635,000	U.S. Treasury Notes, 2.750%, 7/31/2027	3,386,088
See accompanying notes to financial statements.
73 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Principal Amount	Description	Value (†)
	Treasuries — continued
$9,900,000	U.S. Treasury Notes, 3.250%, 6/30/2027	$9,406,160
30,555,000	U.S. Treasury Notes, 3.500%, 4/30/2028	29,122,734
11,235,000	U.S. Treasury Notes, 3.625%, 3/31/2028	10,770,679
13,355,000	U.S. Treasury Notes, 3.625%, 5/31/2028	12,799,933
8,810,000	U.S. Treasury Notes, 3.875%, 4/30/2025	8,630,703
17,710,000	U.S. Treasury Notes, 3.875%, 11/30/2027	17,167,631
8,895,000	U.S. Treasury Notes, 3.875%, 12/31/2027	8,620,853
3,080,000	U.S. Treasury Notes, 3.875%, 8/15/2033	2,910,119
805,000	U.S. Treasury Notes, 4.000%, 2/29/2028	784,183
13,855,000	U.S. Treasury Notes, 4.125%, 7/31/2028	13,556,252
3,290,000	U.S. Treasury Notes, 4.625%, 6/30/2025	3,261,855
10,305,000	U.S. Treasury Notes, 4.750%, 7/31/2025	10,236,568
		130,653,758
	Wireless — 0.2%
810,000	American Tower Corp., 5.250%, 7/15/2028	782,171
	Wirelines — 0.3%
565,000	AT&T, Inc., 5.400%, 2/15/2034	528,783
495,000	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 5/11/2033	462,732
		991,515
	Total Bonds and Notes (Identified Cost $351,538,288)	337,059,800

Short-Term Investments — 2.4%
8,427,014	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $8,428,769 on 10/02/2023 collateralized by $9,653,200 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $8,595,608 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,427,014)	8,427,014
	Total Investments — 100.1% (Identified Cost $359,965,302)	345,486,814
	Other assets less liabilities — (0.1)%	(372,002)
	Net Assets — 100.0%	$345,114,812

(†)	See Note 2 of Notes to Financial Statements.

(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of Rule 144A holdings amounted to $88,139,011 or 25.5% of net assets.

(b)
Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2023 is disclosed.

(c)	Variable rate security. Rate as of September 30, 2023 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)
The Fund’s investment in mortgage related securities of
Government National Mortgage Association are interests in
separate pools of mortgages. All separate investments in
securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of
Investments.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
At September 30, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes Futures	12/29/2023	71	$7,547,469	$7,480,516	$(66,953)
Ultra 10-Year U.S. Treasury Notes Futures	12/19/2023	126	14,485,507	14,056,875	(428,632)
Total					$(495,585)
See accompanying notes to financial statements.
| 74

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Intermediate Duration Bond Fund (continued)
Industry Summary at September 30, 2023
Treasuries	37.9%
Banking	15.1
ABS Car Loan	8.7
Non-Agency Commercial Mortgage-Backed Securities	5.4
Life Insurance	5.2
Automotive	3.3
Finance Companies	2.5
Electric	2.4
Technology	2.3
ABS Other	2.0
Other Investments, less than 2% each	12.9
Short-Term Investments	2.4
Total Investments	100.1
Other assets less liabilities (including futures contracts)	(0.1)
Net Assets	100.0%
See accompanying notes to financial statements.
75 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.5% of Net Assets
	ABS Car Loan — 2.1%
$3,220,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-1A, Class A, 3.830%, 8/21/2028(a)	$2,965,446
1,823,209	Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.970%, 3/10/2028	1,714,905
560,049	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class A, 1.240%, 10/15/2029(a)	559,036
2,735,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class A3, 5.430%, 4/15/2026	2,730,852
267	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	267
655,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/2034(a)	575,666
1,555,000	Hertz Vehicle Financing III LLC, Series 2023-3A, Class A, 5.940%, 2/25/2028(a)	1,553,559
14,139	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	14,112
85,738	Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.380%, 12/16/2024	85,512
620,000	PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4, 4.180%, 12/15/2028(a)	601,476
765,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033(a)	709,818
4,365,000	Toyota Auto Loan Extended Note Trust, Series 2022-1A, Class A, 3.820%, 4/25/2035(a)	4,105,827
		15,616,476
	ABS Other — 0.3%
183,555	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/15/2032(a)	181,496
32,808	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	32,613
575,624	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034(a)	563,500
586,836	Enterprise Fleet Financing LLC, Series 2022-3, Class A2, 4.380%, 7/20/2029(a)	574,499
292,941	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037(a)	269,663
433,071	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037(a)	405,284
576,947	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038(a)	549,162
		2,576,217
	ABS Student Loan — 0.9%
1,406,485	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068(a)	1,292,163
438,712	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069(a)	395,140
1,484,053	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069(a)	1,261,802
3,481,318	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970%, 12/16/2069(a)	2,906,695
776,268	SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.340%, 3/17/2053(a)	681,005
		6,536,805
	Agency Commercial Mortgage-Backed Securities — 27.6%
7,344,343	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K038, Class A2, 3.389%, 3/25/2024	7,270,336
Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$2,580,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	$2,420,182
19,074,155	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K139, Class A1, 2.209%, 10/25/2031	16,491,963
11,380,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K747, Class A2, 2.050%, 11/25/2028(b)	9,811,597
7,929,868	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KC06, Class A2, 2.541%, 8/25/2026	7,345,532
2,129,552	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-F100, Class AS, 30 day USD SOFR Average + 0.180%, 5.491%, 1/25/2028(c)	2,092,708
5,564,048	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-F121, Class AS, 30 day USD SOFR Average + 0.180%, 5.491%, 8/25/2028(c)	5,453,040
12,662,262	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF123, Class AS, 30 day USD SOFR Average + 0.200%, 5.511%, 9/25/2028(c)	12,498,134
1,245,348	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF53, Class A, 30 day USD SOFR Average + 0.504%, 5.816%, 10/25/2025(c)	1,238,669
5,160,767	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF72, Class A, 30 day USD SOFR Average + 0.614%, 5.926%, 10/25/2026(c)	5,137,464
1,894,454	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF74, Class AS, 1 mo. USD SOFR Historical Calendar Day Compounded + 0.530%, 5.842%, 1/25/2027(c)	1,887,852
5,244,774	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF77, Class AL, 30 day USD SOFR Average + 0.814%, 6.126%, 2/25/2027(c)	5,247,625
6,898,222	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF77, Class AS, 30 day USD SOFR Average + 0.900%, 6.211%, 2/25/2027(c)	6,960,748
17,566,566	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF78, Class AL, 30 day USD SOFR Average + 0.914%, 6.226%, 3/25/2030(c)	17,515,852
17,566,566	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF78, Class AS, 30 day USD SOFR Average + 1.000%, 6.311%, 3/25/2030(c)	17,796,145
3,132,630	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF79, Class AL, 30 day USD SOFR Average + 0.584%, 5.896%, 5/25/2030(c)	3,114,991
2,890,666	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF79, Class AS, 30 day USD SOFR Average + 0.580%, 5.891%, 5/25/2030(c)	2,870,110
See accompanying notes to financial statements.
| 76

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund (continued)
Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$3,997,045	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF80, Class AL, 30 day USD SOFR Average + 0.554%, 5.866%, 6/25/2030(c)	$3,959,017
2,245,786	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF80, Class AS, 30 day USD SOFR Average + 0.510%, 5.821%, 6/25/2030(c)	2,231,130
835,665	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF81, Class AL, 30 day USD SOFR Average + 0.474%, 5.786%, 6/25/2027(c)	835,777
626,749	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF81, Class AS, 30 day USD SOFR Average + 0.400%, 5.711%, 6/25/2027(c)	623,694
588,161	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF84, Class AL, 30 day USD SOFR Average + 0.414%, 5.726%, 7/25/2030(c)	580,560
494,802	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF84, Class AS, 30 day USD SOFR Average + 0.320%, 5.631%, 7/25/2030(c)	485,844
161,572	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF85, Class AL, 30 day USD SOFR Average + 0.414%, 5.726%, 8/25/2030(c)	159,066
430,714	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF85, Class AS, 30 day USD SOFR Average + 0.330%, 5.641%, 8/25/2030(c)	423,943
530,390	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF86, Class AL, 30 day USD SOFR Average + 0.404%, 5.716%, 8/25/2027(c)	527,818
473,623	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF86, Class AS, 30 day USD SOFR Average + 0.320%, 5.631%, 8/25/2027(c)	469,210
440,611	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF93, Class AL, 30 day USD SOFR Average + 0.394%, 5.706%, 10/25/2027(c)	436,891
529,019	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF93, Class AS, 30 day USD SOFR Average + 0.310%, 5.621%, 10/25/2027(c)	523,704
2,965,584	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KF97, Class AS, 30 day USD SOFR Average + 0.250%, 5.561%, 12/25/2030(c)	2,908,733
6,775,952	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	6,565,039
8,246,363	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	7,919,863
6,507,557	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	6,098,828
Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$7,165,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ37, Class A2, 2.333%, 11/25/2030	$6,090,107
16,300,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ42, Class A2, 4.118%, 11/25/2032	15,170,133
8,515,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KS12, Class A, 30 day USD SOFR Average + 0.764%, 6.076%, 8/25/2029(c)	8,491,760
2,855,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KS14, Class AL, 30 day USD SOFR Average + 0.454%, 5.766%, 4/25/2030(c)	2,829,750
3,140,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KS14, Class AS, 30 day USD SOFR Average + 0.370%, 5.681%, 4/25/2030(c)	3,107,294
733,071	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series Q008, Class A, 30 day USD SOFR Average + 0.504%, 5.816%, 10/25/2045(c)	727,691
171,970	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series Q015, Class A, 30 day USD SOFR Average + 0.200%, 5.513%, 8/25/2024(c)	171,939
3,913,379	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series Q016, Class APT1, 1.242%, 5/25/2051(b)	3,538,105
5,200,000	Federal National Mortgage Association, 3.580%, 1/01/2026	4,995,379
1,548,312	Federal National Mortgage Association, Series 2014-M2, Class A2, 3.513%, 12/25/2023(b)	1,538,643
704,347	Federal National Mortgage Association, Series 2020-M5, Class FA, 30 day USD SOFR Average + 0.574%, 5.886%, 1/25/2027(c)	699,890
71,539	Government National Mortgage Association, Series 2003-72, Class Z, 5.412%, 11/16/2045(b)	68,923
		207,331,679
	Collateralized Mortgage Obligations — 10.7%
41,471	Federal Home Loan Mortgage Corp., Series 2131, Class ZB, REMIC, 6.000%, 3/15/2029(d)	39,494
366,831	Federal Home Loan Mortgage Corp., Series 2978, Class JG, REMIC, 5.500%, 5/15/2035(d)	359,951
562,166	Federal Home Loan Mortgage Corp., Series 3036, Class NE, REMIC, 5.000%, 9/15/2035(d)	544,341
191,934	Federal Home Loan Mortgage Corp., Series 3412, Class AY, REMIC, 5.500%, 2/15/2038(d)	185,250
538,958	Federal Home Loan Mortgage Corp., Series 3561, Class W, IO, REMIC, 2.600%, 6/15/2048(b)(e)	477,709
427,263	Federal Home Loan Mortgage Corp., Series 3620, Class AT, REMIC, 3.841%, 12/15/2036(b)(e)	416,806
98,978	Federal Home Loan Mortgage Corp., Series 4212, Class FW, REMIC, 0.000%, 6/15/2043(b)(d)	76,990
4,683	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates, Series T-60, Class 2A1, 3.926%, 3/25/2044(b)(d)	3,832
236,227	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates, Series T-62, Class 1A1, 1 yr. MTA + 1.200%, 5.826%, 10/25/2044(c)(d)	210,673
See accompanying notes to financial statements.
77 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund (continued)
Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$971	Federal National Mortgage Association, Series 1994-42, Class FD, REMIC, 10 yr. CMT - 0.500%, 3.770%, 4/25/2024(c)(d)	$938
5,332	Federal National Mortgage Association, Series 2002-W10, Class A7, REMIC, 4.419%, 8/25/2042(b)(d)	4,768
516,409	Federal National Mortgage Association, Series 2003-48, Class GH, REMIC, 5.500%, 6/25/2033(d)	505,620
7,304	Federal National Mortgage Association, Series 2005-100, Class BQ, REMIC, 5.500%, 11/25/2025(d)	7,038
280,108	Federal National Mortgage Association, Series 2007-73, Class A1, REMIC, 30 day USD SOFR Average + 0.174%, 5.462%, 7/25/2037(c)(d)	268,649
504,381	Federal National Mortgage Association, Series 2008-86, Class LA, REMIC, 3.492%, 8/25/2038(b)	471,484
1,028,893	Federal National Mortgage Association, Series 2012-56, Class FK, REMIC, 30 day USD SOFR Average + 0.564%, 5.879%, 6/25/2042(c)(d)	985,271
1,135,114	Federal National Mortgage Association, Series 2012-58, Class KF, REMIC, 30 day USD SOFR Average + 0.664%, 5.979%, 6/25/2042(c)	1,105,439
2,803,362	Federal National Mortgage Association, Series 2012-83, Class LF, REMIC, 30 day USD SOFR Average + 0.624%, 5.939%, 8/25/2042(c)	2,717,810
1,840,298	Federal National Mortgage Association, Series 2013-67, Class NF, REMIC, 30 day USD SOFR Average + 1.114%, 5.000%, 7/25/2043(c)	1,698,682
3,033,940	Federal National Mortgage Association, Series 2015-4, Class BF, REMIC, 30 day USD SOFR Average + 0.514%, 5.829%, 2/25/2045(c)	2,922,357
4,303,171	Federal National Mortgage Association, Series 2020-35, Class FA, REMIC, 30 day USD SOFR Average + 0.614%, 5.242%, 6/25/2050(c)	4,173,913
868,891	Government National Mortgage Association, Series 2005-18, Class F, 1 mo. USD SOFR + 0.314%, 5.639%, 2/20/2035(c)(d)	850,170
662,199	Government National Mortgage Association, Series 2007-59, Class FM, 1 mo. USD SOFR + 0.634%, 5.959%, 10/20/2037(c)(d)	652,937
139,718	Government National Mortgage Association, Series 2009-H01, Class FA, 1 mo. USD SOFR + 1.264%, 6.589%, 11/20/2059(c)(d)	138,320
460,805	Government National Mortgage Association, Series 2010-H20, Class AF, 1 mo. USD SOFR + 0.444%, 5.762%, 10/20/2060(c)	457,792
359,901	Government National Mortgage Association, Series 2010-H24, Class FA, 1 mo. USD SOFR + 0.464%, 5.782%, 10/20/2060(c)	357,567
266,084	Government National Mortgage Association, Series 2010-H27, Class FA, 1 mo. USD SOFR + 0.494%, 5.812%, 12/20/2060(c)	264,435
15,253	Government National Mortgage Association, Series 2011-H08, Class FA, 1 mo. USD SOFR + 0.714%, 6.032%, 2/20/2061(c)	15,205
28,393	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(d)	25,593
3	Government National Mortgage Association, Series 2012-124, Class HT, 0.000%, 7/20/2032(b)(d)	3
Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,901,230	Government National Mortgage Association, Series 2012-18, Class FM, 1 mo. USD SOFR + 0.364%, 5.689%, 9/20/2038(c)	$1,886,399
87	Government National Mortgage Association, Series 2012-H15, Class FA, 1 mo. USD SOFR + 0.564%, 5.500%, 5/20/2062(c)(d)	83
202,879	Government National Mortgage Association, Series 2012-H18, Class NA, 1 mo. USD SOFR + 0.634%, 5.952%, 8/20/2062(c)	201,858
9,608	Government National Mortgage Association, Series 2012-H29, Class HF, 1 mo. USD SOFR + 0.614%, 4.785%, 10/20/2062(c)(d)	8,796
11,552	Government National Mortgage Association, Series 2013-H02, Class GF, 1 mo. USD SOFR + 0.614%, 5.001%, 12/20/2062(c)(d)	10,810
425,190	Government National Mortgage Association, Series 2013-H08, Class FA, 1 mo. USD SOFR + 0.464%, 5.782%, 3/20/2063(c)(d)	417,568
703,755	Government National Mortgage Association, Series 2013-H10, Class FA, 1 mo. USD SOFR + 0.514%, 5.832%, 3/20/2063(c)	699,800
91,624	Government National Mortgage Association, Series 2013-H14, Class FG, 1 mo. USD SOFR + 0.584%, 5.902%, 5/20/2063(c)(d)	90,216
2,679,077	Government National Mortgage Association, Series 2014-H14, Class FA, 1 mo. USD SOFR + 0.614%, 5.718%, 7/20/2064(c)	2,663,274
2,354,238	Government National Mortgage Association, Series 2014-H15, Class FA, 1 mo. USD SOFR + 0.614%, 5.932%, 7/20/2064(c)	2,339,515
1,464,254	Government National Mortgage Association, Series 2015-H04, Class FL, 1 mo. USD SOFR + 0.584%, 5.688%, 2/20/2065(c)	1,455,532
3,576	Government National Mortgage Association, Series 2015-H05, Class FA, 1 mo. USD SOFR + 0.414%, 4.741%, 4/20/2061(c)(d)	3,461
5,008	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(d)	4,441
211,471	Government National Mortgage Association, Series 2015-H10, Class FC, 1 mo. USD SOFR + 0.594%, 5.698%, 4/20/2065(c)	210,215
2,326,135	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	2,239,863
2,026	Government National Mortgage Association, Series 2015-H11, Class FA, 1 mo. USD SOFR + 0.364%, 4.774%, 4/20/2065(c)(d)	1,871
1,372,623	Government National Mortgage Association, Series 2015-H12, Class FL, 1 mo. USD SOFR + 0.344%, 5.662%, 5/20/2065(c)	1,362,747
27,410	Government National Mortgage Association, Series 2015-H19, Class FH, 1 mo. USD SOFR + 0.414%, 4.497%, 7/20/2065(c)(d)	25,379
1,883	Government National Mortgage Association, Series 2015-H29, Class FA, 1 mo. USD SOFR + 0.814%, 4.629%, 10/20/2065(c)(d)	1,806
2,536	Government National Mortgage Association, Series 2015-H30, Class FA, 1 mo. USD SOFR + 0.794%, 4.810%, 8/20/2061(c)(d)	2,410
2,918,843	Government National Mortgage Association, Series 2016-H06, Class FC, 1 mo. USD SOFR + 1.034%, 4.853%, 2/20/2066(c)	2,901,088
See accompanying notes to financial statements.
| 78

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund (continued)
Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$734,906	Government National Mortgage Association, Series 2016-H20, Class FB, 1 mo. USD SOFR + 0.664%, 5.982%, 9/20/2066(c)	$731,245
1,987,499	Government National Mortgage Association, Series 2017-H05, Class FC, 1 mo. USD SOFR + 0.864%, 5.144%, 2/20/2067(c)	1,970,336
2,815	Government National Mortgage Association, Series 2018-H02, Class FJ, 1 mo. USD SOFR + 0.314%, 4.408%, 10/20/2064(c)(d)	2,722
4,168,134	Government National Mortgage Association, Series 2018-H11, Class FJ, 1 yr. USD SOFR + 0.795%, 5.027%, 6/20/2068(c)	4,106,393
72,245	Government National Mortgage Association, Series 2018-H14, Class FG, 1 mo. USD SOFR + 0.464%, 5.782%, 9/20/2068(c)	71,659
6,376,477	Government National Mortgage Association, Series 2018-H16, Class FA, 1 mo. USD SOFR + 0.534%, 5.385%, 9/20/2068(c)	6,245,759
5,844,827	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	5,399,991
874,091	Government National Mortgage Association, Series 2019-H13, Class FT, 1 yr. CMT + 0.450%, 5.830%, 8/20/2069(c)	873,044
1,604,648	Government National Mortgage Association, Series 2020-30, Class F, 1 mo. USD SOFR + 0.514%, 5.844%, 4/20/2048(c)	1,530,502
3,100,351	Government National Mortgage Association, Series 2020-53, Class NF, 1 mo. USD SOFR + 0.564%, 5.894%, 5/20/2046(c)	2,897,585
1,732,342	Government National Mortgage Association, Series 2020-H01, Class FT, 1 yr. CMT + 0.500%, 5.880%, 1/20/2070(c)	1,724,926
3,329,697	Government National Mortgage Association, Series 2020-H02, Class FG, 1 mo. USD SOFR + 0.714%, 5.414%, 1/20/2070(c)	3,306,845
3,804,113	Government National Mortgage Association, Series 2020-H04, Class FP, 1 mo. USD SOFR + 0.614%, 5.294%, 6/20/2069(c)	3,772,249
6,304,563	Government National Mortgage Association, Series 2020-H07, Class FL, 1 mo. USD SOFR + 0.764%, 6.082%, 4/20/2070(c)	6,287,269
4,558,783	Government National Mortgage Association, Series 2020-H10, Class FD, 1 mo. USD SOFR + 0.514%, 5.832%, 5/20/2070(c)	4,541,957
		79,928,651
	Hybrid ARMs — 2.2%
130,771	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.732%, 4.126%, 4/01/2037(c)	129,249
39,328	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.742%, 4.229%, 12/01/2037(c)	38,773
410,082	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.286%, 4.430%, 2/01/2036(c)	407,918
142,470	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.903%, 4.453%, 4/01/2037(c)	140,083
71,809	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.250%, 4.498%, 2/01/2035(c)	72,505
253,796	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.245%, 4.538%, 3/01/2036(c)	256,256
671,140	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.267%, 4.587%, 2/01/2036(c)	674,128
Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$73,835	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.204%, 4.593%, 9/01/2038(c)	$72,474
211,636	Federal Home Loan Mortgage Corp., 6 mo. RFUCC Treasury + 1.770%, 4.643%, 6/01/2037(c)	205,848
1,062,927	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.840%, 4.825%, 1/01/2046(c)	1,063,509
58,168	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.678%, 4.875%, 3/01/2038(c)	56,628
193,747	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.165%, 4.993%, 4/01/2036(c)	190,619
67,702	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.770%, 5.021%, 11/01/2038(c)	66,227
1,068,997	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.249%, 5.155%, 3/01/2037(c)	1,081,795
602,777	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.897%, 5.275%, 9/01/2041(c)	589,423
137,200	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.935%, 5.297%, 12/01/2034(c)	135,180
413,826	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.765%, 5.746%, 9/01/2035(c)	412,029
75,033	Federal Home Loan Mortgage Corp., 1 yr. RFUCC Treasury + 1.703%, 5.771%, 11/01/2038(c)	74,042
250,505	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.248%, 5.900%, 9/01/2038(c)	254,480
188,789	Federal Home Loan Mortgage Corp., 1 yr. CMT + 2.220%, 6.142%, 7/01/2033(c)	186,039
714,231	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.800%, 4.050%, 10/01/2041(c)	721,779
110,273	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.800%, 4.050%, 12/01/2041(c)	108,487
34,920	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.729%, 4.074%, 1/01/2037(c)	34,477
171,443	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.734%, 4.188%, 2/01/2037(c)	169,055
93,837	Federal National Mortgage Association, 1 yr. CMT + 2.185%, 4.310%, 12/01/2034(c)	92,250
285,343	Federal National Mortgage Association, 1 yr. CMT + 2.185%, 4.310%, 1/01/2036(c)	283,465
28,549	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.565%, 4.315%, 4/01/2037(c)	28,075
128,526	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.667%, 4.392%, 10/01/2033(c)	127,330
458,999	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.820%, 4.445%, 2/01/2047(c)	454,058
80,193	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.729%, 4.476%, 11/01/2035(c)	81,436
429,266	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.804%, 4.520%, 3/01/2037(c)	423,854
88,084	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.800%, 4.544%, 3/01/2034(c)	88,891
131,018	Federal National Mortgage Association, 1 yr. CMT + 2.486%, 4.611%, 5/01/2035(c)	131,643
378,511	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.559%, 4.685%, 7/01/2035(c)	378,119
698,857	Federal National Mortgage Association, 1 yr. CMT + 2.228%, 4.701%, 4/01/2034(c)	703,255
114,798	Federal National Mortgage Association, 1 yr. CMT + 2.147%, 4.721%, 9/01/2034(c)	115,563
82,419	Federal National Mortgage Association, 1 yr. CMT + 2.196%, 4.740%, 4/01/2034(c)	80,411
555,028	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.550%, 4.824%, 4/01/2037(c)	559,724
See accompanying notes to financial statements.
79 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund (continued)
Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$214,059	Federal National Mortgage Association, 1 yr. CMT + 2.131%, 4.843%, 6/01/2036(c)	$211,367
113,785	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.680%, 5.014%, 11/01/2036(c)	113,316
455,097	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.706%, 5.045%, 9/01/2037(c)	462,496
246,355	Federal National Mortgage Association, 6 mo. RFUCC Treasury + 2.065%, 5.056%, 7/01/2037(c)	248,143
85,672	Federal National Mortgage Association, 1 yr. CMT + 2.287%, 5.148%, 10/01/2033(c)	84,570
43,201	Federal National Mortgage Association, 1 yr. CMT + 2.211%, 5.211%, 4/01/2033(c)	42,758
929,532	Federal National Mortgage Association, 1 yr. CMT + 2.214%, 5.262%, 10/01/2034(c)	941,840
18,151	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.806%, 5.275%, 7/01/2041(c)	17,730
736,298	Federal National Mortgage Association, 1 yr. CMT + 2.170%, 5.343%, 12/01/2040(c)	745,544
98,757	Federal National Mortgage Association, 1 yr. CMT + 2.500%, 5.477%, 8/01/2036(c)	101,136
769,126	Federal National Mortgage Association, 1 yr. CMT + 2.185%, 5.687%, 11/01/2033(c)	782,324
373,729	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.564%, 5.742%, 9/01/2037(c)	369,470
67,759	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.515%, 5.765%, 8/01/2035(c)	66,263
209,487	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.639%, 5.889%, 8/01/2038(c)	206,417
144,610	Federal National Mortgage Association, 1 yr. CMT + 2.287%, 5.924%, 6/01/2033(c)	143,349
214,832	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.681%, 5.931%, 7/01/2038(c)	211,785
49,659	Federal National Mortgage Association, 1 yr. CMT + 2.145%, 5.934%, 9/01/2036(c)	49,253
88,650	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.713%, 5.963%, 8/01/2034(c)	86,558
275,786	Federal National Mortgage Association, 1 yr. CMT + 2.270%, 6.020%, 6/01/2037(c)	277,399
58,555	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 2.473%, 6.223%, 6/01/2035(c)	57,454
127,686	Federal National Mortgage Association, 1 yr. CMT + 2.223%, 6.223%, 8/01/2035(c)	125,970
49,545	Federal National Mortgage Association, 1 yr. CMT + 2.440%, 6.266%, 8/01/2033(c)	49,134
209,195	Federal National Mortgage Association, 6 mo. RFUCC Treasury + 1.546%, 6.747%, 7/01/2035(c)	211,681
19,712	Federal National Mortgage Association, 6 mo. RFUCC Treasury + 1.460%, 7.161%, 2/01/2037(c)	19,985
		16,315,019
	Mortgage Related — 1.1%
10,667	Federal Home Loan Mortgage Corp., 3.000%, 10/01/2026	10,324
100,630	Federal Home Loan Mortgage Corp., 4.000%, with various maturities from 2024 to 2042(f)	92,822
22,680	Federal Home Loan Mortgage Corp., 4.500%, with various maturities from 2025 to 2034(f)	21,592
12	Federal Home Loan Mortgage Corp., 5.500%, 10/01/2023	12
101,491	Federal Home Loan Mortgage Corp., 6.500%, 12/01/2034	103,369
Principal Amount	Description	Value (†)
	Mortgage Related — continued
$21	Federal Home Loan Mortgage Corp., 7.500%, 6/01/2026	$21
75,790	Federal National Mortgage Association, 3.000%, 3/01/2042	64,792
502,646	Federal National Mortgage Association, 5.000%, with various maturities from 2037 to 2038(f)	492,510
142,047	Federal National Mortgage Association, 5.500%, with various maturities from 2024 to 2033(f)	138,756
125,525	Federal National Mortgage Association, 6.500%, with various maturities from 2032 to 2037(f)	126,807
24,279	Federal National Mortgage Association, 7.500%, with various maturities from 2030 to 2032(f)	24,389
105,215	Government National Mortgage Association, 4.140%, with various maturities from 2061 to 2063(b)(f)	100,604
13,673	Government National Mortgage Association, 4.390%, 12/20/2062(b)	13,263
1,843,077	Government National Mortgage Association, 4.439%, 10/20/2065(b)	1,792,183
97,839	Government National Mortgage Association, 4.547%, 1/20/2064(b)	96,668
742,388	Government National Mortgage Association, 4.576%, 2/20/2066(b)	726,995
1,876	Government National Mortgage Association, 4.619%, 8/20/2062(b)	1,814
52,491	Government National Mortgage Association, 4.630%, with various maturities from 2062 to 2063(b)(f)	51,646
6,476	Government National Mortgage Association, 4.642%, 2/20/2062(b)	6,085
576,003	Government National Mortgage Association, 4.663%, 11/20/2063(b)	570,620
9,518	Government National Mortgage Association, 4.677%, 8/20/2061(b)	9,295
343,961	Government National Mortgage Association, 4.700%, with various maturities from 2061 to 2064(b)(f)	337,509
1,874	Government National Mortgage Association, 4.889%, 4/20/2061(b)	1,826
4,453	Government National Mortgage Association, 6.000%, 12/15/2031	4,517
19,436	Government National Mortgage Association, 6.500%, 5/15/2031	19,612
948,489	Government National Mortgage Association, 1 mo. RFUCC Treasury + 1.758%, 6.875%, 2/20/2061(c)	956,869
17,280	Government National Mortgage Association, 7.000%, 10/15/2028	17,268
667,971	Government National Mortgage Association, 1 mo. RFUCC Treasury + 1.890%, 7.038%, 2/20/2063(c)	677,574
526,740	Government National Mortgage Association, 1 mo. RFUCC Treasury + 2.170%, 7.318%, 3/20/2063(c)	535,519
500,930	Government National Mortgage Association, 1 mo. RFUCC Treasury + 2.186%, 7.335%, 5/20/2065(c)	508,011
502,488	Government National Mortgage Association, 1 mo. RFUCC Treasury + 2.229%, 7.378%, 6/20/2065(c)	513,516
289,109	Government National Mortgage Association, 1 mo. RFUCC Treasury + 2.329%, 7.477%, 2/20/2063(c)	294,516
		8,311,304
	Non-Agency Commercial Mortgage-Backed Securities — 3.6%
1,595,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,312,578
See accompanying notes to financial statements.
| 80

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund (continued)
Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$3,895,000	BBCMS Mortgage Trust, Series 2020-BID, Class A, 1 mo. USD SOFR + 2.254%, 7.588%, 10/15/2037(a)(c)	$3,708,867
1,825,000	BPR Trust, Series 2021-NRD, Class A, 1 mo. USD SOFR + 1.525%, 6.858%, 12/15/2038(a)(c)	1,721,630
4,650,000	BPR Trust, Series 2022-SSP, Class A, 1 mo. USD SOFR + 3.000%, 8.332%, 5/15/2039(a)(c)	4,638,382
1,745,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/2054	1,636,261
1,076,116	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	888,226
1,488,000	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,476,706
1,927,127	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	1,875,772
2,570,000	DROP Mortgage Trust, Series 2021-FILE, Class A, 1 mo. USD SOFR + 1.264%, 6.597%, 10/15/2043(a)(c)	2,395,700
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034(a)	2,210,000
3,295,000	SPGN Mortgage Trust, Series 2022-TFLM, Class A, 1 mo. USD SOFR + 1.550%, 6.882%, 2/15/2039(a)(c)	3,140,032
2,995,449	Starwood Retail Property Trust, Series 2014-STAR, Class A, PRIME + 0.000%, 8.500%, 11/15/2027(a)(c)	2,141,746
		27,145,900
	Treasuries — 47.0%
4,010,000	U.S. Treasury Notes, 0.375%, 9/30/2027	3,384,847
3,620,000	U.S. Treasury Notes, 2.750%, 4/30/2027	3,385,124
71,120,000	U.S. Treasury Notes, 2.750%, 2/15/2028	65,774,888
4,460,000	U.S. Treasury Notes, 3.875%, 3/31/2025	4,371,323
6,715,000	U.S. Treasury Notes, 3.875%, 4/30/2025	6,578,339
26,990,000	U.S. Treasury Notes, 3.875%, 11/30/2027	26,163,431
10,465,000	U.S. Treasury Notes, 3.875%, 12/31/2027	10,142,465
12,315,000	U.S. Treasury Notes, 4.000%, 2/29/2028	11,996,542
42,930,000	U.S. Treasury Notes, 4.000%, 6/30/2028	41,784,641
5,270,000	U.S. Treasury Notes, 4.125%, 10/31/2027	5,157,807
7,645,000	U.S. Treasury Notes, 4.125%, 7/31/2028	7,480,155
28,125,000	U.S. Treasury Notes, 4.250%, 5/31/2025	27,707,520
13,620,000	U.S. Treasury Notes, 4.375%, 8/31/2028	13,484,864
30,065,000	U.S. Treasury Notes, 4.625%, 6/30/2025	29,807,803
20,570,000	U.S. Treasury Notes, 4.625%, 3/15/2026	20,426,974
4,285,000	U.S. Treasury Notes, 4.625%, 9/30/2028	4,287,678
18,775,000	U.S. Treasury Notes, 4.750%, 7/31/2025	18,650,322
3,710,000	U.S. Treasury Notes, 5.000%, 8/31/2025	3,702,464
48,100,000	U.S. Treasury Notes, 5.000%, 9/30/2025	48,054,906
		352,342,093
	Total Bonds and Notes (Identified Cost $744,443,600)	716,104,144

Short-Term Investments — 13.9%
16,180,699	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $16,184,070 on 10/02/2023 collateralized by $18,183,500 U.S. Treasury Note, 1.375% due 8/31/2026 valued at $16,504,399 including accrued interest (Note 2 of Notes to Financial Statements)	16,180,699
19,850,000	Federal Home Loan Bank Discount Notes, 5.220%, 10/02/2023(g)	19,850,000
Principal Amount	Description	Value (†)

$20,125,000	Federal Home Loan Bank Discount Notes, 5.250%, 10/11/2023(g)	$20,098,571
48,130,000	Federal National Mortgage Association Discount Notes, 5.225%, 10/02/2023(g)	48,130,000
	Total Short-Term Investments (Identified Cost $104,249,423)	104,259,270
	Total Investments — 109.4% (Identified Cost $848,693,023)	820,363,414
	Other assets less liabilities — (9.4)%	(70,610,040)
	Net Assets — 100.0%	$749,753,374

(†)	See Note 2 of Notes to Financial Statements.

(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of Rule 144A holdings amounted to $40,995,820 or 5.5% of net assets.

(b)
Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2023 is disclosed.

(c)	Variable rate security. Rate as of September 30, 2023 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)
Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(f)
The Fund’s investment in mortgage related securities of Federal
Home Loan Mortgage Corporation, Federal National Mortgage
Association and Government National Mortgage Association are
interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the
Portfolio of Investments.

(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
See accompanying notes to financial statements.
81 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Limited Term Government and Agency Fund (continued)
Industry Summary at September 30, 2023
Treasuries	47.0%
Agency Commercial Mortgage-Backed Securities	27.6
Collateralized Mortgage Obligations	10.7
Non-Agency Commercial Mortgage-Backed Securities	3.6
Hybrid ARMs	2.2
ABS Car Loan	2.1
Other Investments, less than 2% each	2.3
Short-Term Investments	13.9
Total Investments	109.4
Other assets less liabilities	(9.4)
Net Assets	100.0%
See accompanying notes to financial statements.
| 82

Statements of Assets and Liabilities
September 30, 2023

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
ASSETS
Investments at cost	$7,787,658,751	$23,034,894	$2,624,501,457
Net unrealized appreciation (depreciation)	(829,580,447)	(3,106,067)	74,079,500
Investments at value	6,958,078,304	19,928,827	2,698,580,957
Cash	255,588	—	—
Due from brokers (Note 2)	3,371,000	—	1,685,158
Foreign currency at value (identified cost $145, $0 and $4,750,191, respectively)	141	—	4,622,763
Receivable for Fund shares sold	14,488,147	—	1,314,294
Receivable from investment adviser (Note 6)	—	8,531	—
Receivable for securities sold	277,789,766	146,383	16,103,999
Receivable for when-issued/delayed delivery securities sold (Note 2)	375,426,793	—	—
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	—	—	320,000
Dividends and interest receivable	58,146,144	229,307	10,188,657
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	761,221
Tax reclaims receivable	—	—	346,361
Receivable for variation margin on futures contracts (Note 2)	2,269,678	7,516	175,107
Prepaid expenses (Note 8)	2,076	147	1,007
TOTAL ASSETS	7,689,827,637	20,320,711	2,734,099,524
LIABILITIES
Payable for securities purchased	441,705,849	88,049	28,459,332
Payable for when-issued/delayed delivery securities purchased (Note 2)	513,413,328	—	—
Payable for Fund shares redeemed	18,324,968	—	3,392,111
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	2,347,238
Foreign taxes payable (Note 2)	—	—	63,761
Due to brokers (Note 2)	—	—	320,000
Management fees payable (Note 6)	1,783,288	—	1,699,033
Deferred Trustees’ fees (Note 6)	937,833	9,445	425,050
Administrative fees payable (Note 6)	261,070	784	105,709
Payable to distributor (Note 6d)	56,297	—	45,934
Audit and tax services fees payable	59,010	68,341	61,026
Other accounts payable and accrued expenses	276,840	7,536	867,746
TOTAL LIABILITIES	976,818,483	174,155	37,786,940
NET ASSETS	$6,713,009,154	$20,146,556	$2,696,312,584
NET ASSETS CONSIST OF:
Paid-in capital	$8,164,337,609	$24,572,928	$2,546,286,496
Accumulated earnings (loss)	(1,451,328,455)	(4,426,372)	150,026,088
NET ASSETS	$6,713,009,154	$20,146,556	$2,696,312,584
See accompanying notes to financial statements.
83 |

Statements of Assets and Liabilities (continued)
September 30, 2023
	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$376,624,257	$196,569	$474,968,049
Shares of beneficial interest	34,462,001	23,990	22,141,164
Net asset value and redemption price per share	$10.93	$8.19	$21.45
Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.42	$8.55	$22.76
Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$30,401,904	$889	$256,486,857
Shares of beneficial interest	2,778,971	109	12,456,681
Net asset value and offering price per share	$10.94	$8.18 *	$20.59
Class N shares:
Net assets	$2,015,456,654	$19,929,934	$266,297,696
Shares of beneficial interest	182,599,764	2,434,178	12,228,843
Net asset value, offering and redemption price per share	$11.04	$8.19	$21.78
Class Y shares:
Net assets	$4,290,526,339	$19,164	$1,698,559,982
Shares of beneficial interest	388,974,499	2,342	78,093,675
Net asset value, offering and redemption price per share	$11.03	$8.18	$21.75

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.
See accompanying notes to financial statements.
| 84

Statements of Assets and Liabilities (continued)
September 30, 2023

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$6,301,122,757	$359,965,302	$848,693,023
Net unrealized appreciation (depreciation)	4,496,140,295	(14,478,488)	(28,329,609)
Investments at value	10,797,263,052	345,486,814	820,363,414
Cash	—	—	109
Due from brokers (Note 2)	—	590,000	—
Receivable for Fund shares sold	27,990,314	159,241	2,581,321
Receivable for securities sold	13,260,781	1,752,233	20,166,920
Dividends and interest receivable	379,293	3,163,573	3,481,173
Tax reclaims receivable	7,696,480	132	—
Receivable for variation margin on futures contracts (Note 2)	—	40,647	—
Prepaid expenses (Note 8)	3,139	231	355
TOTAL ASSETS	10,846,593,059	351,192,871	846,593,292
LIABILITIES
Payable for securities purchased	30,806,207	5,632,077	94,308,773
Payable for Fund shares redeemed	9,075,927	127,657	1,181,239
Distributions payable	—	—	561,385
Management fees payable (Note 6)	4,615,169	61,489	157,398
Deferred Trustees’ fees (Note 6)	917,972	163,663	458,214
Administrative fees payable (Note 6)	427,511	13,082	28,559
Payable to distributor (Note 6d)	73,702	6,597	11,829
Audit and tax services fees payable	42,542	57,481	62,068
Other accounts payable and accrued expenses	493,853	16,013	70,453
TOTAL LIABILITIES	46,452,883	6,078,059	96,839,918
NET ASSETS	$10,800,140,176	$345,114,812	$749,753,374
NET ASSETS CONSIST OF:
Paid-in capital	$5,718,046,544	$391,986,139	$845,478,071
Accumulated earnings (loss)	5,082,093,632	(46,871,327)	(95,724,697)
NET ASSETS	$10,800,140,176	$345,114,812	$749,753,374
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$798,842,616	$7,149,797	$209,032,043
Shares of beneficial interest	40,798,640	780,313	19,778,822
Net asset value and redemption price per share	$19.58	$9.16	$10.57
Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$20.77	$9.57	$10.81
Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$78,115,741	$698,321	$8,509,724
Shares of beneficial interest	4,706,942	75,970	807,230
Net asset value and offering price per share	$16.60	$9.19	$10.54
Class N shares:
Net assets	$718,310,999	$55,983,141	$45,715,983
Shares of beneficial interest	33,169,745	6,114,971	4,313,137
Net asset value, offering and redemption price per share	$21.66	$9.16	$10.60
Class Y shares:
Net assets	$9,204,870,820	$281,283,553	$486,495,624
Shares of beneficial interest	425,928,476	30,714,023	45,887,141
Net asset value, offering and redemption price per share	$21.61	$9.16	$10.60
See accompanying notes to financial statements.
85 |

Statements of Operations
For the Year Ended September 30, 2023

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$261,489,744	$902,978	$40,961,159
Dividends	—	14,437	24,418,897
Less net foreign taxes withheld	—	—	(1,204,270)
	261,489,744	917,415	64,175,786
Expenses
Management fees (Note 6)	20,719,842	88,151	21,232,335
Service and distribution fees (Note 6)	1,407,950	639	4,120,941
Administrative fees (Note 6)	2,965,046	9,729	1,322,590
Trustees' fees and expenses (Note 6)	376,005	17,340	176,511
Transfer agent fees and expenses (Notes 6 and 7)	4,628,336	4,373	2,388,014
Audit and tax services fees	58,913	68,351	61,923
Custodian fees and expenses	190,061	7,911	176,550
Legal fees	255,949	893	115,434
Registration fees	238,321	75,485	109,306
Shareholder reporting expenses	271,650	4,859	152,153
Miscellaneous expenses	231,680	42,683	144,320
Total expenses	31,343,753	320,414	30,000,077
Less waiver and/or expense reimbursement (Note 6)	(456,348)	(210,497)	—
Net expenses	30,887,405	109,917	30,000,077
Net investment income	230,602,339	807,498	34,175,709
Net realized and unrealized gain (loss) on Investments, Futures contracts, Forward foreign currency contracts and Foreign currency transactions
Net realized gain (loss) on:
Investments	(201,801,145)	(625,995)	118,010,239
Futures contracts	(58,324,300)	(357,294)	(9,602,991)
Forward foreign currency contracts (Note 2e)	—	—	(5,164,099)
Foreign currency transactions (Note 2d)	127,585	—	85,914
Net change in unrealized appreciation (depreciation) on:
Investments	81,002,401	998,295	368,454,167
Futures contracts	(10,538,977)	(111,864)	(870,412)
Forward foreign currency contracts (Note 2e)	—	—	1,802,223
Foreign currency translations (Note 2d)	5,306	—	138,620
Net realized and unrealized gain (loss) on Investments, Futures contracts, Forward foreign currency contracts and Foreign currency transactions	(189,529,130)	(96,858)	472,853,661
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,073,209	$710,640	$507,029,370
See accompanying notes to financial statements.
| 86

Statements of Operations (continued)
For the Year Ended September 30, 2023

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$2,848,235	$12,097,468	$26,770,004
Dividends	49,657,679	—	—
Less net foreign taxes withheld	(2,510,550)	—	—
	49,995,364	12,097,468	26,770,004
Expenses
Management fees (Note 6)	50,343,793	782,053	2,268,277
Service and distribution fees (Note 6)	2,475,159	42,934	655,605
Administrative fees (Note 6)	4,665,811	144,972	331,097
Trustees' fees and expenses (Note 6)	523,560	45,612	93,715
Transfer agent fees and expenses (Notes 6 and 7)	9,008,908	222,394	685,057
Audit and tax services fees	46,292	57,510	62,081
Custodian fees and expenses	455,176	25,427	36,353
Legal fees	396,504	12,870	29,772
Registration fees	475,850	60,321	112,392
Shareholder reporting expenses	565,988	21,365	52,146
Miscellaneous expenses	403,162	51,336	57,649
Total expenses	69,360,203	1,466,794	4,384,144
Less waiver and/or expense reimbursement (Note 6)	—	(184,858)	(533,000)
Net expenses	69,360,203	1,281,936	3,851,144
Net investment income (loss)	(19,364,839)	10,815,532	22,918,860
Net realized and unrealized gain (loss) on Investments, Futures contracts and foreign currency transactions
Net realized gain (loss) on:
Investments	623,787,240	(9,533,725)	(11,880,518)
Futures contracts	—	(2,159,161)	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,716,486,374	7,773,041	7,382,057
Futures contracts	—	776,181	—
Foreign currency translations (Note 2d)	137,400	—	—
Net realized and unrealized gain (loss) on Investments, Futures contracts and foreign currency transactions	3,340,411,014	(3,143,664)	(4,498,461)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,321,046,175	$7,671,868	$18,420,399
See accompanying notes to financial statements.
87 |

Statements of Changes in Net Assets

	Core Plus Bond Fund		Credit Income Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS:
Net investment income	$230,602,339	$174,385,553	$807,498	$631,633
Net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(259,997,860)	(277,234,957)	(983,289)	266,764
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	70,468,730	(1,058,570,772)	886,431	(4,721,802)
Net increase (decrease) in net assets resulting from operations	41,073,209	(1,161,420,176)	710,640	(3,823,405)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,223,494)	(16,005,020)	(11,032)	(3,571)
Class C	(1,000,231)	(1,420,755)	(34)	(25)
Class N	(75,521,129)	(68,723,627)	(1,004,585)	(818,127)
Class Y	(146,856,134)	(135,179,006)	(1,127)	(1,898)
Total distributions	(237,600,988)	(221,328,408)	(1,016,778)	(823,621)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	998,143,455	(1,555,408,285)	1,293	142,887
Net increase (decrease) in net assets	801,615,676	(2,938,156,869)	(304,845)	(4,504,139)
NET ASSETS
Beginning of the year	5,911,393,478	8,849,550,347	20,451,401	24,955,540
End of the year	$6,713,009,154	$5,911,393,478	$20,146,556	$20,451,401
See accompanying notes to financial statements.
| 88

Statements of Changes in Net Assets (continued)

	Global Allocation Fund		Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS:
Net investment income (loss)	$34,175,709	$26,885,363	$(19,364,839)	$(10,830,629)
Net realized gain on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	103,329,063	205,757,956	623,787,240	1,235,669,337
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	369,524,598	(1,371,139,443)	2,716,623,774	(4,804,984,300)
Net increase (decrease) in net assets resulting from operations	507,029,370	(1,138,496,124)	3,321,046,175	(3,580,145,592)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(46,037,953)	(54,983,218)	(87,496,281)	(87,877,160)
Class C	(28,653,920)	(37,592,938)	(11,157,335)	(6,955,691)
Class N	(23,349,603)	(26,402,455)	(94,252,383)	(39,935,698)
Class Y	(167,186,118)	(248,208,914)	(1,021,376,434)	(530,904,861)
Total distributions	(265,227,594)	(367,187,525)	(1,214,282,433)	(665,673,410)
NET DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	(506,795,479)	(410,454,398)	(794,319,290)	(35,119,431)
Net increase (decrease) in net assets	(264,993,703)	(1,916,138,047)	1,312,444,452	(4,280,938,433)
NET ASSETS
Beginning of the year	2,961,306,287	4,877,444,334	9,487,695,724	13,768,634,157
End of the year	$2,696,312,584	$2,961,306,287	$10,800,140,176	$9,487,695,724
See accompanying notes to financial statements.
89 |

Statements of Changes in Net Assets (continued)

	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS:
Net investment income	$10,815,532	$5,926,872	$22,918,860	$7,352,923
Net realized loss on investments and futures contracts	(11,692,886)	(19,695,363)	(11,880,518)	(21,343,422)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,549,222	(24,895,828)	7,382,057	(38,167,377)
Net increase (decrease) in net assets resulting from operations	7,671,868	(38,664,319)	18,420,399	(52,157,876)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(458,681)	(418,231)	(7,482,280)	(2,294,331)
Class C	(16,463)	(3,268)	(275,385)	(45,623)
Class N	(924,081)	(457,509)	(1,508,048)	(191,170)
Class Y	(9,622,358)	(6,995,943)	(15,806,812)	(6,809,271)
Total distributions	(11,021,583)	(7,874,951)	(25,072,525)	(9,340,395)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	55,500,864	(42,173,549)	(15,089,643)	(200,047,990)
Net increase (decrease) in net assets	52,151,149	(88,712,819)	(21,741,769)	(261,546,261)
NET ASSETS
Beginning of the year	292,963,663	381,676,482	771,495,143	1,033,041,404
End of the year	$345,114,812	$292,963,663	$749,753,374	$771,495,143
See accompanying notes to financial statements.
| 90

Financial Highlights
For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.20	$13.59	$14.08	$13.25	$12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.26	0.21	0.26	0.34
Net realized and unrealized gain (loss)	(0.25)	(2.30)	(0.13)	0.86	0.70
Total from Investment Operations	0.13	(2.04)	0.08	1.12	1.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.32)	(0.29)	(0.29)	(0.32)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.40)	(0.35)	(0.57)	(0.29)	(0.32)
Net asset value, end of the period	$10.93	$11.20	$13.59	$14.08	$13.25
Total return(b)	1.04%(c)	(15.24)%(c)	0.53%	8.60%	8.39%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$376,624	$428,825	$747,497	$617,609	$558,291
Net expenses	0.74%(d)	0.73%(d)(e)	0.71%	0.72%(f)	0.73%
Gross expenses	0.75%	0.74%	0.71%	0.72%	0.73%
Net investment income	3.33%	2.08%	1.51%	1.88%	2.63%
Portfolio turnover rate	168%	280%	266%	359%(g)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.75% to 0.74%.
(f)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
See accompanying notes to financial statements.
91 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.21	$13.60	$14.09	$13.25	$12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.17	0.10	0.15	0.24
Net realized and unrealized gain (loss)	(0.26)	(2.30)	(0.13)	0.88	0.70
Total from Investment Operations	0.04	(2.13)	(0.03)	1.03	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.23)	(0.18)	(0.19)	(0.22)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.31)	(0.26)	(0.46)	(0.19)	(0.22)
Net asset value, end of the period	$10.94	$11.21	$13.60	$14.09	$13.25
Total return(b)	0.26%(c)	(15.88)%(c)	(0.24)%	7.83%	7.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$30,402	$48,679	$95,755	$132,590	$160,201
Net expenses	1.49%(d)	1.48%(d)(e)	1.46%	1.47%(f)	1.48%
Gross expenses	1.50%	1.49%	1.46%	1.47%	1.48%
Net investment income	2.57%	1.33%	0.75%	1.13%	1.88%
Portfolio turnover rate	168%	280%	266%	359%(g)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 1.50% to 1.49%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
See accompanying notes to financial statements.
| 92

Financial Highlights (continued)
For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.31	$13.72	$14.21	$13.37	$12.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.31	0.26	0.30	0.38
Net realized and unrealized gain (loss)	(0.26)	(2.32)	(0.14)	0.88	0.72
Total from Investment Operations	0.17	(2.01)	0.12	1.18	1.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.37)	(0.33)	(0.34)	(0.36)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.44)	(0.40)	(0.61)	(0.34)	(0.36)
Net asset value, end of the period	$11.04	$11.31	$13.72	$14.21	$13.37
Total return	1.37%	(14.94)%	0.86%	8.95%	8.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$2,015,457	$1,890,793	$2,563,736	$2,682,487	$2,610,699
Net expenses	0.40%	0.38%(b)	0.38%	0.38%(c)	0.39%
Gross expenses	0.40%	0.38%	0.38%	0.38%	0.39%
Net investment income	3.69%	2.47%	1.84%	2.21%	2.96%
Portfolio turnover rate	168%	280%	266%	359%(d)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2022, the expense limit decreased from 0.45% to 0.44%.
(c)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
See accompanying notes to financial statements.
93 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.30	$13.71	$14.20	$13.36	$12.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.30	0.24	0.29	0.37
Net realized and unrealized gain (loss)	(0.26)	(2.32)	(0.13)	0.88	0.71
Total from Investment Operations	0.16	(2.02)	0.11	1.17	1.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.36)	(0.32)	(0.33)	(0.35)
Net realized capital gains	—	(0.03)	(0.28)	—	—
Total Distributions	(0.43)	(0.39)	(0.60)	(0.33)	(0.35)
Net asset value, end of the period	$11.03	$11.30	$13.71	$14.20	$13.36
Total return	1.28%(b)	(15.03)%(b)	0.78%	8.87%	8.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$4,290,526	$3,543,096	$5,442,563	$5,846,057	$4,163,785
Net expenses	0.49%(c)	0.48%(c)(d)	0.46%	0.47%(e)	0.48%
Gross expenses	0.50%	0.49%	0.46%	0.47%	0.48%
Net investment income	3.60%	2.35%	1.76%	2.11%	2.87%
Portfolio turnover rate	168%	280%	266%	359%(f)	297%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2022, the expense limit decreased from 0.50% to 0.49%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
See accompanying notes to financial statements.
| 94

Financial Highlights (continued)
For a share outstanding throughout each period.

	Credit Income Fund—Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020*
Net asset value, beginning of the period	$8.31	$10.21	$9.97	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.31	0.23	0.21	(0.00)(b)
Net realized and unrealized gain (loss)	(0.05)	(1.82)	0.31	(0.03)
Total from Investment Operations	0.26	(1.59)	0.52	(0.03)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.27)	(0.28)	—
Net realized capital gains	(0.05)	(0.04)	(0.00)(b)	—
Total Distributions	(0.38)	(0.31)	(0.28)	—
Net asset value, end of the period	$8.19	$8.31	$10.21	$9.97
Total return(c)(d)	3.13%	(15.88)%	5.24%	(0.30)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$197	$175	$91	$1
Net expenses(f)	0.82%	0.82%	0.82%	0.82%(g)
Gross expenses	2.95%	3.37%	4.79%	125.79%(g)
Net investment income (loss)	3.61%	2.54%	2.07%	(0.82)%(g)
Portfolio turnover rate	27%	21%	55%	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
95 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Credit Income Fund—Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020*
Net asset value, beginning of the period	$8.30	$10.20	$9.97	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.24	0.16	0.13	(0.00)(b)
Net realized and unrealized gain (loss)	(0.04)	(1.82)	0.30	(0.03)
Total from Investment Operations	0.20	(1.66)	0.43	(0.03)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.20)	(0.20)	—
Net realized capital gains	(0.05)	(0.04)	(0.00)(b)	—
Total Distributions	(0.32)	(0.24)	(0.20)	—
Net asset value, end of the period	$8.18	$8.30	$10.20	$9.97
Total return(c)(d)	2.37%	(16.53)%	4.34%	(0.30)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$1	$1	$1	$1
Net expenses(f)	1.57%	1.57%	1.57%	1.57%(g)
Gross expenses	3.66%	4.18%	5.60%	126.54%(g)
Net investment income (loss)	2.79%	1.67%	1.29%	(1.57)%(g)
Portfolio turnover rate	27%	21%	55%	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
| 96

Financial Highlights (continued)
For a share outstanding throughout each period.

	Credit Income Fund—Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020*
Net asset value, beginning of the period	$8.31	$10.21	$9.97	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.26	0.24	0.00 (b)
Net realized and unrealized gain (loss)	(0.04)	(1.82)	0.31	(0.03)
Total from Investment Operations	0.29	(1.56)	0.55	(0.03)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.30)	(0.31)	—
Net realized capital gains	(0.05)	(0.04)	(0.00)(b)	—
Total Distributions	(0.41)	(0.34)	(0.31)	—
Net asset value, end of the period	$8.19	$8.31	$10.21	$9.97
Total return(c)	3.45%	(15.63)%	5.54%	(0.30)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$19,930	$20,229	$24,842	$24,915
Net expenses(e)	0.52%	0.52%	0.52%	0.52%(f)
Gross expenses	1.51%	1.30%	1.16%	27.91%(f)
Net investment income	3.85%	2.75%	2.38%	0.55%(f)
Portfolio turnover rate	27%	21%	55%	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
97 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Credit Income Fund—Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020*
Net asset value, beginning of the period	$8.31	$10.20	$9.97	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.32	0.25	0.24	(0.00)(b)
Net realized and unrealized gain (loss)	(0.04)	(1.81)	0.29	(0.03)
Total from Investment Operations	0.28	(1.56)	0.53	(0.03)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.29)	(0.30)	—
Net realized capital gains	(0.05)	(0.04)	(0.00)(b)	—
Total Distributions	(0.41)	(0.33)	(0.30)	—
Net asset value, end of the period	$8.18	$8.31	$10.20	$9.97
Total return(c)	3.27%	(15.59)%	5.38%	(0.30)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$19	$46	$22	$1
Net expenses(e)	0.57%	0.57%	0.57%	0.57%(f)
Gross expenses	2.70%	3.12%	4.54%	125.54%(f)
Net investment income (loss)	3.72%	2.70%	2.33%	(0.57)%(f)
Portfolio turnover rate	27%	21%	55%	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
| 98

Financial Highlights (continued)
For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$19.94	$28.86	$26.23	$23.76	$23.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.13	0.06	0.10	0.19
Net realized and unrealized gain (loss)	3.31	(6.89)	4.18	3.05	1.38
Total from Investment Operations	3.54	(6.76)	4.24	3.15	1.57
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.13)	(0.12)	(0.16)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.16)	(1.61)	(0.68)	(0.91)
Net asset value, end of the period	$21.45	$19.94	$28.86	$26.23	$23.76
Total return(b)	18.67%	(25.59)%	16.73%	13.41%	7.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$474,968	$482,031	$737,469	$632,479	$453,009
Net expenses	1.17%	1.14%	1.13%	1.15%	1.16%
Gross expenses	1.17%	1.14%	1.13%	1.15%	1.16%
Net investment income	1.09%	0.52%	0.23%	0.42%	0.83%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
See accompanying notes to financial statements.
99 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$19.34	$28.26	$25.78	$23.43	$22.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07	(0.06)	(0.14)	(0.08)	0.02
Net realized and unrealized gain (loss)	3.21	(6.70)	4.10	2.99	1.38
Total from Investment Operations	3.28	(6.76)	3.96	2.91	1.40
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.00)(b)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Net asset value, end of the period	$20.59	$19.34	$28.26	$25.78	$23.43
Total return(c)	17.84%	(26.16)%	15.85%	12.55%	6.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$256,487	$302,501	$503,073	$483,814	$480,479
Net expenses	1.92%	1.89%	1.88%	1.90%	1.91%
Gross expenses	1.92%	1.89%	1.88%	1.90%	1.91%
Net investment income (loss)	0.33%	(0.23)%	(0.52)%	(0.33)%	0.08%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
See accompanying notes to financial statements.
| 100

Financial Highlights (continued)
For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$20.14	$29.09	$26.42	$23.92	$23.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.22	0.15	0.18	0.27
Net realized and unrealized gain (loss)	3.36	(6.96)	4.21	3.07	1.38
Total from Investment Operations	3.67	(6.74)	4.36	3.25	1.65
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.21)	(0.19)	(0.23)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.21)	(1.69)	(0.75)	(0.98)
Net asset value, end of the period	$21.78	$20.14	$29.09	$26.42	$23.92
Total return	19.16%	(25.36)%	17.10%	13.78%	8.04%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$266,298	$243,862	$350,222	$264,338	$202,692
Net expenses	0.82%	0.81%	0.81%	0.82%	0.82%
Gross expenses	0.82%	0.81%	0.81%	0.82%	0.82%
Net investment income	1.43%	0.87%	0.55%	0.76%	1.20%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
See accompanying notes to financial statements.
101 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$20.14	$29.09	$26.42	$23.92	$23.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.20	0.13	0.16	0.24
Net realized and unrealized gain (loss)	3.35	(6.96)	4.21	3.07	1.40
Total from Investment Operations	3.64	(6.76)	4.34	3.23	1.64
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	(0.19)	(0.17)	(0.22)
Net realized capital gains	(2.03)	(2.16)	(1.48)	(0.56)	(0.75)
Total Distributions	(2.03)	(2.19)	(1.67)	(0.73)	(0.97)
Net asset value, end of the period	$21.75	$20.14	$29.09	$26.42	$23.92
Total return	19.00%	(25.41)%	17.02%	13.70%	7.95%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$1,698,560	$1,932,913	$3,286,680	$2,660,927	$1,938,124
Net expenses	0.92%	0.89%	0.88%	0.90%	0.91%
Gross expenses	0.92%	0.89%	0.88%	0.90%	0.91%
Net investment income	1.33%	0.77%	0.48%	0.67%	1.08%
Portfolio turnover rate	19%	35%	45%	37%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
See accompanying notes to financial statements.
| 102

Financial Highlights (continued)
For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$16.45	$23.85	$20.72	$16.02	$16.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	(0.06)	(0.05)	0.01	0.05
Net realized and unrealized gain (loss)	5.89	(6.10)	4.17	5.14	0.71
Total from Investment Operations	5.81	(6.16)	4.12	5.15	0.76
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.05)	(0.05)
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Total Distributions	(2.68)	(1.24)	(0.99)	(0.45)	(0.79)
Net asset value, end of the period	$19.58	$16.45	$23.85	$20.72	$16.02
Total return(b)	40.67%	(27.48)%	20.43%	32.80%	5.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$798,843	$1,164,116	$1,740,523	$1,477,915	$1,250,030
Net expenses	0.92%	0.90%	0.89%	0.90%	0.91%
Gross expenses	0.92%	0.90%	0.89%	0.90%	0.91%
Net investment income (loss)	(0.43)%	(0.30)%	(0.22)%	0.04%	0.35%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
See accompanying notes to financial statements.
103 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$14.42	$21.21	$18.66	$14.53	$14.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.18)	(0.20)	(0.20)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	5.04	(5.35)	3.74	4.64	0.65
Total from Investment Operations	4.86	(5.55)	3.54	4.53	0.59
LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Net asset value, end of the period	$16.60	$14.42	$21.21	$18.66	$14.53
Total return(b)	39.68%	(28.05)%	19.55%	31.76%	5.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$78,116	$65,977	$127,003	$128,764	$120,493
Net expenses	1.67%	1.65%	1.63%	1.65%	1.66%
Gross expenses	1.67%	1.65%	1.63%	1.65%	1.66%
Net investment loss	(1.18)%	(1.05)%	(0.97)%	(0.71)%	(0.39)%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
See accompanying notes to financial statements.
| 104

Financial Highlights (continued)
For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$17.87	$25.73	$22.26	$17.17	$17.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)	0.01	0.02	0.07	0.11
Net realized and unrealized gain (loss)	6.49	(6.63)	4.49	5.53	0.76
Total from Investment Operations	6.47	(6.62)	4.51	5.60	0.87
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.05)	(0.11)	(0.11)
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Total Distributions	(2.68)	(1.24)	(1.04)	(0.51)	(0.85)
Net asset value, end of the period	$21.66	$17.87	$25.73	$22.26	$17.17
Total return	41.19%	(27.25)%	20.80%	33.26%	6.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$718,311	$663,001	$806,186	$579,571	$442,787
Net expenses	0.58%	0.57%	0.56%	0.57%	0.56%
Gross expenses	0.58%	0.57%	0.56%	0.57%	0.56%
Net investment income (loss)	(0.08)%	0.04%	0.09%	0.38%	0.69%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
See accompanying notes to financial statements.
105 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$17.86	$25.73	$22.26	$17.17	$17.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.03)	(0.01)	0.01	0.05	0.10
Net realized and unrealized gain (loss)	6.46	(6.62)	4.48	5.53	0.77
Total from Investment Operations	6.43	(6.63)	4.49	5.58	0.87
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.03)	(0.09)	(0.10)
Net realized capital gains	(2.68)	(1.24)	(0.99)	(0.40)	(0.74)
Total Distributions	(2.68)	(1.24)	(1.02)	(0.49)	(0.84)
Net asset value, end of the period	$21.61	$17.86	$25.73	$22.26	$17.17
Total return	40.97%	(27.29)%	20.72%	33.15%	6.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$9,204,871	$7,594,603	$11,094,922	$9,313,775	$7,017,707
Net expenses	0.67%	0.65%	0.64%	0.65%	0.66%
Gross expenses	0.67%	0.65%	0.64%	0.65%	0.66%
Net investment income (loss)	(0.17)%	(0.05)%	0.02%	0.27%	0.60%
Portfolio turnover rate	13%	20%	9%	19%	7%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
See accompanying notes to financial statements.
| 106

Financial Highlights (continued)
For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.23	$10.58	$10.99	$10.51	$9.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.15	0.11	0.19	0.25
Net realized and unrealized gain (loss)	(0.06)	(1.30)	(0.11)	0.54	0.55
Total from Investment Operations	0.23	(1.15)	(0.00)(b)	0.73	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.15)	(0.12)	(0.20)	(0.26)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.30)	(0.20)	(0.41)	(0.25)	(0.26)
Net asset value, end of the period	$9.16	$9.23	$10.58	$10.99	$10.51
Total return(c)(d)	2.53%	(10.98)%	(0.06)%	7.06%	8.11%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$7,150	$18,077	$20,942	$19,962	$21,415
Net expenses(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.71%	0.68%	0.70%	0.72%	0.72%
Net investment income	3.12%	1.49%	1.03%	1.78%	2.42%
Portfolio turnover rate	138%	144%	100%	123%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
See accompanying notes to financial statements.
107 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.27	$10.62	$11.02	$10.54	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.06	0.03	0.11	0.17
Net realized and unrealized gain (loss)	(0.08)	(1.29)	(0.11)	0.54	0.55
Total from Investment Operations	0.16	(1.23)	(0.08)	0.65	0.72
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.07)	(0.03)	(0.12)	(0.18)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.24)	(0.12)	(0.32)	(0.17)	(0.18)
Net asset value, end of the period	$9.19	$9.27	$10.62	$11.02	$10.54
Total return(b)(c)	1.69%	(11.65)%	(0.76)%	6.27%	7.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$698	$174	$315	$668	$467
Net expenses(d)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.46%	1.43%	1.45%	1.46%	1.48%
Net investment income	2.53%	0.60%	0.30%	1.00%	1.64%
Portfolio turnover rate	138%	144%	100%	123%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
See accompanying notes to financial statements.
| 108

Financial Highlights (continued)
For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$9.22	$10.57	$10.98	$10.50	$10.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.18	0.14	0.22	0.17
Net realized and unrealized gain (loss)	(0.06)	(1.30)	(0.11)	0.54	0.45
Total from Investment Operations	0.27	(1.12)	0.03	0.76	0.62
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.18)	(0.15)	(0.23)	(0.19)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.33)	(0.23)	(0.44)	(0.28)	(0.19)
Net asset value, end of the period	$9.16	$9.22	$10.57	$10.98	$10.50
Total return(b)	2.97%	(10.73)%	0.25%	7.39%	6.19%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$55,983	$19,294	$20,094	$3,307	$3,546
Net expenses(d)	0.35%	0.35%	0.35%	0.35%	0.35%(e)
Gross expenses	0.39%	0.37%	0.38%	0.43%	0.42%(e)
Net investment income	3.60%	1.80%	1.32%	2.09%	2.54%(e)
Portfolio turnover rate	138%	144%	100%	123%	135%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.
See accompanying notes to financial statements.
109 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$9.23	$10.58	$10.99	$10.51	$9.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.17	0.14	0.21	0.27
Net realized and unrealized gain (loss)	(0.06)	(1.29)	(0.11)	0.54	0.55
Total from Investment Operations	0.26	(1.12)	0.03	0.75	0.82
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.18)	(0.15)	(0.22)	(0.28)
Net realized capital gains	—	(0.05)	(0.29)	(0.05)	—
Total Distributions	(0.33)	(0.23)	(0.44)	(0.27)	(0.28)
Net asset value, end of the period	$9.16	$9.23	$10.58	$10.99	$10.51
Total return(b)	2.81%	(10.76)%	0.20%	7.33%	8.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$281,284	$255,418	$340,326	$293,577	$215,752
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.46%	0.44%	0.45%	0.47%	0.48%
Net investment income	3.47%	1.70%	1.28%	2.01%	2.67%
Portfolio turnover rate	138%	144%	100%	123%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
See accompanying notes to financial statements.
| 110

Financial Highlights (continued)
For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.65	$11.40	$11.54	$11.34	$11.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.07	0.04	0.11	0.15
Net realized and unrealized gain (loss)	(0.04)	(0.72)	(0.11)	0.25	0.34
Total from Investment Operations	0.28	(0.65)	(0.07)	0.36	0.49
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.10)	(0.07)	(0.16)	(0.24)
Net asset value, end of the period	$10.57	$10.65	$11.40	$11.54	$11.34
Total return(b)	2.64%(c)	(5.75)%(c)	(0.58)%(c)	3.19%	4.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$209,032	$246,532	$287,244	$296,217	$308,186
Net expenses	0.69%(d)(e)	0.69%(d)(f)	0.73%(d)(f) (g)	0.78%(h)	0.80%
Gross expenses	0.77%(e)	0.72%(f)	0.73%(f)	0.78%	0.80%
Net investment income	3.04%	0.65%	0.36%	0.93%	1.31%
Portfolio turnover rate	267%	203%	247%	319%(i)	527%(i)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.
(f)	Includes refund of prior year service fee of 0.01%.
(g)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%.
(h)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
See accompanying notes to financial statements.
111 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.62	$11.38	$11.54	$11.35	$11.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.24	(0.02)	(0.05)	0.02	0.06
Net realized and unrealized gain (loss)	(0.04)	(0.71)	(0.11)	0.24	0.34
Total from Investment Operations	0.20	(0.73)	(0.16)	0.26	0.40
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.03)	(0.00)(b)	(0.07)	(0.15)
Net asset value, end of the period	$10.54	$10.62	$11.38	$11.54	$11.35
Total return(c)	1.86%(d)	(6.43)%(d)	(1.35)%(d)	2.34%	3.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$8,510	$14,145	$24,922	$19,628	$22,142
Net expenses	1.45%(e)	1.45%(e)	1.48%(e)(f)	1.53%(g)	1.55%
Gross expenses	1.53%	1.48%	1.49%	1.53%	1.55%
Net investment income (loss)	2.24%	(0.16)%	(0.40)%	0.18%	0.57%
Portfolio turnover rate	267%	203%	247%	319%(h)	527%(h)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.50% to 1.45%.
(g)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
See accompanying notes to financial statements.
| 112

Financial Highlights (continued)
For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.68	$11.43	$11.57	$11.37	$11.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.11	0.08	0.14	0.19
Net realized and unrealized gain (loss)	(0.06)	(0.73)	(0.11)	0.26	0.33
Total from Investment Operations	0.31	(0.62)	(0.03)	0.40	0.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.13)	(0.11)	(0.20)	(0.27)
Net asset value, end of the period	$10.60	$10.68	$11.43	$11.57	$11.37
Total return(b)	2.94%	(5.45)%	(0.25)%	3.53%	4.77%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$45,716	$19,656	$12,972	$11,035	$5,272
Net expenses(c)	0.40%	0.39%	0.40%(d)	0.45%(e)	0.46%
Gross expenses	0.43%	0.40%	0.41%	0.46%	0.48%
Net investment income	3.44%	1.03%	0.68%	1.20%	1.65%
Portfolio turnover rate	267%	203%	247%	319%(f)	527%(f)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.45% to 0.40%
(e)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(f)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
See accompanying notes to financial statements.
113 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.69	$11.43	$11.57	$11.38	$11.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.10	0.07	0.13	0.17
Net realized and unrealized gain (loss)	(0.05)	(0.72)	(0.11)	0.25	0.34
Total from Investment Operations	0.30	(0.62)	(0.04)	0.38	0.51
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.12)	(0.10)	(0.19)	(0.26)
Net asset value, end of the period	$10.60	$10.69	$11.43	$11.57	$11.38
Total return	2.79%(b)	(5.42)%(b)	(0.33)%(b)	3.35%	4.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$486,496	$491,162	$707,904	$691,616	$457,248
Net expenses	0.45%(c)	0.45%(c)	0.48%(c)(d)	0.53%(e)	0.55%
Gross expenses	0.53%	0.48%	0.49%	0.53%	0.55%
Net investment income	3.30%	0.87%	0.61%	1.11%	1.55%
Portfolio turnover rate	267%	203%	247%	319%(f)	527%(f)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.50% to 0.45%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2019 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
See accompanying notes to financial statements.
| 114

Notes to Financial Statements
September 30, 2023
1.Organization.  Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Natixis Funds Trust I:
Loomis Sayles Core Plus Bond Fund ("Core Plus Bond Fund")
Loomis Sayles Funds I:
Loomis Sayles Intermediate Duration Bond Fund (“Intermediate Duration Bond Fund”)
Loomis Sayles Funds II:
Loomis Sayles Credit Income Fund (“Credit Income Fund”)
Loomis Sayles Global Allocation Fund (“Global Allocation Fund”)
Loomis Sayles Growth Fund (“Growth Fund”)
Loomis Sayles Limited Term Government and Agency Fund (“Limited Term Government and Agency Fund”)
Each Fund is a diversified investment company.
Each Fund, except Growth Fund, offers Class A, Class C, Class N and Class Y shares. Growth Fund was closed to new investors effective April 28, 2017. Growth Fund offers Class A, Class C, Class N, and Class Y shares to defined contribution and defined benefit plans, clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available and existing shareholders.
Effective April 25, 2023, Growth Fund began accepting orders for the purchase of shares from new investors.
Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund, Credit Income Fund and Intermediate Duration Bond Fund, 5.75% for Global Allocation Fund and Growth Fund, and 2.25% for Limited Term Government and Agency Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds' prospectus.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II ("Natixis ETF Trusts"). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
115 |

Notes to Financial Statements (continued)
September 30, 2023
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value (“NAV”) per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Short sales of debt investments are fair valued based on an evaluated ask price furnished to the Funds by an independent pricing service. Senior loans and collateralized loan obligations (“CLOs”) are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and CLOs where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.
The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
c. Short Sales. A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. The Funds intend to cover their short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, equals the current market value of the securities underlying the short sale.
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d. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
e. Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
f. Futures Contracts. A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
g. Swap Agreements. A Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period.
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Notes to Financial Statements (continued)
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The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.
Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
h. When-Issued and Delayed Delivery Transactions. A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.
Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is "to be announced" 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party.
Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.
i. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.
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Notes to Financial Statements (continued)
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Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2023 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries ("EU reclaims") and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service ("IRS"), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.
j. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, net operating losses, premium amortization, capital gains taxes, convertible bond adjustments, defaulted and/or non-income producing securities, return of capital distributions received, redemptions in-kind, trust preferred securities and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization, futures contract mark-to-market, convertible bond adjustments, defaulted and/or non-income producing securities, dividends payable, return of capital distributions received, trust preferred securities and paydown gains and losses. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.
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Notes to Financial Statements (continued)
September 30, 2023
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2023 and 2022 was as follows:
	2023 Distributions			2022 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$237,600,988	$—	$237,600,988	$203,923,706	$17,404,702	$221,328,408
Credit Income Fund	978,537	38,241	1,016,778	778,535	45,086	823,621
Global Allocation Fund	—	265,227,594	265,227,594	17,835,692	349,351,833	367,187,525
Growth Fund	1,801,992	1,212,480,441	1,214,282,433	38,655,122	627,018,288	665,673,410
Intermediate Duration Bond Fund	11,021,583	—	11,021,583	6,692,992	1,181,959	7,874,951
Limited Term Government and Agency Fund	25,072,525	—	25,072,525	9,340,395	—	9,340,395
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund
Undistributed ordinary income	$7,202,880	$14,688	$—	$—
Undistributed long-term capital gains	—	—	97,933,959	693,384,213
Total undistributed earnings	7,202,880	14,688	97,933,959	693,384,213
Capital loss carryforward:
Short-term:
No expiration date	(263,274,882)	(20,684)	—	—
Long-term:
No expiration date	(335,593,277)	(70,466)	—	—
Total capital loss carryforward	(598,868,159)	(91,150)	—	—
Late-year ordinary and post-October capital loss deferrals*	—	(1,025,802)	(2,253,183)	(15,598,809)
Unrealized appreciation (depreciation)	(858,725,184)	(3,314,663)	54,804,640	4,405,226,200
Total accumulated earnings (losses)	$(1,450,390,463)	$(4,416,927)	$150,485,416	$5,083,011,604

*
Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Credit Income
Fund is deferring capital losses, Global Allocation Fund is deferring currency losses and Growth Fund is deferring net operating losses.

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Notes to Financial Statements (continued)
September 30, 2023

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$122,127	$754,515
Capital loss carryforward:
Short-term:
No expiration date	(19,689,910)	(10,097,977)
Long-term:
No expiration date	(12,535,488)	(56,235,014)
Total capital loss carryforward	(32,225,398)	(66,332,991)
Unrealized depreciation	(14,604,393)	(29,126,622)
Total accumulated losses	$(46,707,664)	$(94,705,098)
As of September 30, 2023, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$7,816,736,683	$23,243,490	$2,643,753,710	$6,391,855,959	$360,091,207	$849,490,036
Gross tax appreciation	$9,909,927	$47,024	$231,527,573	$4,915,574,428	$49,271	$632,109
Gross tax depreciation	(868,568,306)	(3,361,687)	(176,457,646)	(510,167,335)	(14,653,664)	(29,758,731)
Net tax appreciation (depreciation)	$(858,658,379)	$(3,314,663)	$55,069,927	$4,405,407,093	$(14,604,393)	$(29,126,622)
The difference between these amounts and those reported in the components of distributable earnings, if any, is primarily attributable to capital gains taxes and foreign exchange gains or losses.
k. Senior Loans. A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
l. Collateralized Loan Obligations. A Fund may invest in CLOs. A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
m. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2023, each Fund, as applicable, had investments in repurchase agreements for which the
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Notes to Financial Statements (continued)
September 30, 2023
value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
n. Due to/from Brokers. Transactions and positions in certain futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/ dealers. The due from brokers balance in the Statements of Assets and Liabilities for Credit Income Fund represents cash pledged as initial margin for closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts and closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash received as collateral for delayed delivery securities. The due to brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.
o. Indemnifications.  Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
p. New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (“FASB”) issued ASU 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”) in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which was expected to occur no later than June 30, 2023. In January 2021, FASB issued Accounting Standard Update 2021-01 (“ASU 2021-01”), which is an update of ASU 2020-04. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation than LIBOR. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. In December 2022, FASB issued a further update to Topic 848 under ASU 2022-06, which defers the sunset date of Topic 848 to December 31, 2024, after which entities will no longer be permitted to apply the optional expedients provided in Topic 848. As of June 30, 2023, LIBOR had ceased to be published on a representative basis, and will be replaced by an alternative reference rate at the next reset date subsequent to June 30, 2023 for all investments for which LIBOR is the current reference rate. Management has elected to apply the optional expedients when appropriate and account for such modifications by prospectively adjusting the effective interest rate. There is no material impact to the Funds' financial statements.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Notes to Financial Statements (continued)
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The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of September 30, 2023, at value:
Core Plus Bond Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$38,612,433	$96,178	$38,708,611
All Other Non-Convertible Bonds(a)	—	6,119,597,065	—	6,119,597,065
Total Non-Convertible Bonds	—	6,158,209,498	96,178	6,158,305,676
Municipals(a)	—	7,354,441	—	7,354,441
Total Bonds and Notes	—	6,165,563,939	96,178	6,165,660,117
Collateralized Loan Obligations	—	204,715,556	—	204,715,556
Short-Term Investments	—	587,702,631	—	587,702,631
Total Investments	$—	$6,957,982,126	$96,178	$6,958,078,304

Core Plus Bond Fund
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(25,102,218)	$—	$—	$(25,102,218)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
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Notes to Financial Statements (continued)
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Credit Income Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$17,852,354	$—	$17,852,354
Collateralized Loan Obligations	—	718,892	—	718,892
Preferred Stocks(a)	182,342	—	—	182,342
Short-Term Investments	—	1,175,239	—	1,175,239
Total Investments	182,342	19,746,485	—	19,928,827
Futures Contracts (unrealized appreciation)	75,373	—	—	75,373
Total	$257,715	$19,746,485	$—	$20,004,200

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(208,887)	$—	$—	$(208,887)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Allocation Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$78,881,911	$—	$78,881,911
Japan	—	46,903,634	—	46,903,634
Netherlands	—	66,498,724	—	66,498,724
Sweden	—	64,357,728	—	64,357,728
Taiwan	—	43,537,642	—	43,537,642
United Kingdom	—	41,849,593	—	41,849,593
United States	1,462,067,120	13,631,600	—	1,475,698,720
Total Common Stocks	1,462,067,120	355,660,832	—	1,817,727,952
Bonds and Notes(a)	—	827,027,168	—	827,027,168
Senior Loans(a)	—	6,407,821	—	6,407,821
Preferred Stocks(a)	1,106,914	—	—	1,106,914
Short-Term Investments	—	46,311,102	—	46,311,102
Total Investments	1,463,174,034	1,235,406,923	—	2,698,580,957
Forward Foreign Currency Contracts (unrealized appreciation)	—	761,221	—	761,221
Futures Contracts (unrealized appreciation)	2,595,024	—	—	2,595,024
Total	$1,465,769,058	$1,236,168,144	$—	$2,701,937,202

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,347,238)	$—	$(2,347,238)
Futures Contracts (unrealized depreciation)	(5,698,578)	—	—	(5,698,578)
Total	$(5,698,578)	$(2,347,238)	$—	$(8,045,816)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
| 124

Notes to Financial Statements (continued)
September 30, 2023

Growth Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,598,514,849	$—	$—	$10,598,514,849
Short-Term Investments	—	198,748,203	—	198,748,203
Total Investments	$10,598,514,849	$198,748,203	$—	$10,797,263,052

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Intermediate Duration Bond Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$2,227,288	$166	$2,227,454
All Other Bonds and Notes(a)	—	334,832,346	—	334,832,346
Total Bonds and Notes	—	337,059,634	166	337,059,800
Short-Term Investments	—	8,427,014	—	8,427,014
Total Investments	$—	$345,486,648	$166	$345,486,814

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(495,585)	$—	$—	$(495,585)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$74,499,250	$5,429,401	$79,928,651
All Other Bonds and Notes(a)	—	636,175,493	—	636,175,493
Total Bonds and Notes	—	710,674,743	5,429,401	716,104,144
Short-Term Investments	—	104,259,270	—	104,259,270
Total Investments	$—	$814,934,013	$5,429,401	$820,363,414

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
125 |

Notes to Financial Statements (continued)
September 30, 2023
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2022 and/or September 30, 2023:
Core Plus Bond Fund
Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2023
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$122,859	$—	$89	$(709)	$2,396	$(28,457)	$—	$—	$96,178	$(2,430)

Intermediate Duration Bond Fund
Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2023
Bonds and Notes
Collateralized Mortgage Obligations	$201	$—	$—	$2	$—	$(37)	$—	$—	$166	$(2)

Limited Term Government and Agency Fund
Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2023
Bonds and Notes
Collateralized Mortgage Obligations	$3,867,800	$—	$(37,910)	$(102,861)	$3,799	$(1,636,657)	$3,335,230	$—	$5,429,401	$(153,030)
Debt securities valued at $3,335,230 were transferred from Level 2 to Level 3 during the period ended September 30, 2023. At September 30, 2022, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies. At September 30, 2023, these securities were fair valued as determined by the Fund's valuation designee as an independent pricing service did not provide a reliable price for the securities.
| 126

Notes to Financial Statements (continued)
September 30, 2023
4.Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts.
The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2023, Global Allocation Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.
The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended September 30, 2023, Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund each used futures contracts to manage duration.
The following is a summary of derivative instruments for Core Plus Bond Fund as of September 30, 2023, as reflected within the Statements of Assets and Liabilities:
Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(25,102,218)

[1]
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(58,324,300)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(10,538,977)
The following is a summary of derivative instruments for Credit Income Fund as of September 30, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$75,373
127 |

Notes to Financial Statements (continued)
September 30, 2023

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(208,887)

1
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Credit Income Fund during the year ended September 30, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(357,294)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(111,864)
The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$761,221	$—	$761,221
Exchange-traded asset derivatives
Interest rate contracts	—	2,595,024	2,595,024
Total asset derivatives	$761,221	$2,595,024	$3,356,245

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,347,238)	$—	$(2,347,238)
Exchange-traded liability derivatives
Interest rate contracts	—	(5,698,578)	(5,698,578)
Total liability derivatives	$(2,347,238)	$(5,698,578)	$(8,045,816)

1
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

| 128

Notes to Financial Statements (continued)
September 30, 2023
Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(9,602,991)
Foreign exchange contracts	(5,164,099)	—
Total	$(5,164,099)	$(9,602,991)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(870,412)
Foreign exchange contracts	1,802,223	—
Total	$1,802,223	$(870,412)
The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2023, as reflected within the Statements of Assets and Liabilities:
Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(495,585)

[1]
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(2,159,161)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$776,181
As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.
The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2023:
Core Plus Bond Fund	Futures
Average Notional Amount Outstanding	16.73%
Highest Notional Amount Outstanding	19.91%
Lowest Notional Amount Outstanding	10.48%
Notional Amount Outstanding as of September 30, 2023	19.91%
129 |

Notes to Financial Statements (continued)
September 30, 2023

Credit Income Fund	Futures
Average Notional Amount Outstanding	26.55%
Highest Notional Amount Outstanding	48.08%
Lowest Notional Amount Outstanding	6.19%
Notional Amount Outstanding as of September 30, 2023	48.08%

Global Allocation Fund	Forwards	Futures
Average Notional Amount Outstanding	9.27%	3.91%
Highest Notional Amount Outstanding	11.24%	9.15%
Lowest Notional Amount Outstanding	8.49%	1.12%
Notional Amount Outstanding as of September 30, 2023	8.49%	9.15%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	11.25%
Highest Notional Amount Outstanding	14.41%
Lowest Notional Amount Outstanding	6.24%
Notional Amount Outstanding as of September 30, 2023	6.24%
Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.
Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.
Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds' ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.
As of September 30, 2023, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:
Global Allocation Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$457,764	$(457,764)	$—	$—	$—
HSBC Bank USA N.A.	60,776	—	60,776	—	60,776
UBS AG	242,681	—	242,681	(242,681)	—
	$761,221	$(457,764)	$303,457	$(242,681)	$60,776

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$(1,107,393)	$457,764	$(649,629)	$330,000	$(319,629)
Morgan Stanley Capital Services LLC	(1,239,845)	—	(1,239,845)	1,239,845	—
	$(2,347,238)	$457,764	$(1,889,474)	$1,569,845	$(319,629)
The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The
| 130

Notes to Financial Statements (continued)
September 30, 2023
ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank and Trust Company (“State Street Bank”).
Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.
5.Purchases and Sales of Securities. For the year ended September 30, 2023, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:
	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$10,284,781,812	$9,070,388,670	$725,556,672	$1,057,753,295
Credit Income Fund	1,017,928	3,435,513	4,256,560	3,302,163
Global Allocation Fund	42,848,052	79,001,064	476,360,183	1,204,420,255
Growth Fund	—	—	1,276,700,934	3,426,339,474
Intermediate Duration Bond Fund	167,447,071	99,547,610	308,445,215	324,145,732
Limited Term Government and Agency Fund	1,814,831,909	1,816,891,501	4,283,021	18,967,495
6.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $500 million	Next $1 billion	Next $2 billion	Over $4 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1875%	0.1500%	0.1500%
Credit Income Fund	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%
Global Allocation Fund	0.7500%	0.7500%	0.7500%	0.7500%	0.7300%	0.7000%
Growth Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3250%	0.3250%	0.3000%	0.2500%	0.2500%	0.2500%
131 |

Notes to Financial Statements (continued)
September 30, 2023
Natixis Advisors, LLC ("Natixis Advisors") serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:
Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%
Management and advisory administration fees are presented in the Statements of Operations as management fees.
Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds' operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2024, except for Global Allocation Fund and Growth Fund which is in effect until January 31, 2025, may be terminated before then only with the consent of the Funds' Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
For the year ended September 30, 2023 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.74%	1.49%	0.44%	0.49%
Credit Income Fund	0.82%	1.57%	0.52%	0.57%
Global Allocation Fund	1.20%	1.95%	0.90%	0.95%
Growth Fund	1.00%	1.75%	0.70%	0.75%
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.70%	1.45%	0.40%	0.45%
Prior to July 1, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Global Allocation Fund and Growth Fund were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%
Growth Fund	1.25%	2.00%	0.95%	1.00%
Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.
Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class' expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class' current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
| 132

Notes to Financial Statements (continued)
September 30, 2023
For the year ended September 30, 2023, the management fees and waivers of management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$10,359,921	$—	$10,359,921	0.16%	0.16%
Credit Income Fund	88,151	88,151	—	0.42%	— %
Global Allocation Fund	21,232,335	—	21,232,335	0.74%	0.74%
Growth Fund	50,343,793	—	50,343,793	0.50%	0.50%
Intermediate Duration Bond Fund	782,053	183,745	598,308	0.25%	0.19%
Limited Term Government and Agency Fund	2,268,277	531,412	1,736,865	0.32%	0.24%

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2024.
For the year ended September 30, 2023, class-specific expenses have been reimbursed as follows:
	Reimbursement
	Class A	Class C	Class N	Class Y	Total
Core Plus Bond Fund	$42,682	$3,993	$—	$409,673	$456,348
In addition, Loomis Sayles reimbursed non-class specific expenses of Credit Income Fund in the amount of $121,283. Expense reimbursements are subject to possible recovery until September 30, 2024.
For the year ended September 30, 2023, the advisory administration fees for Core Plus Bond Fund were $10,359,921 (effective rate of 0.16% of average daily net assets).
No expenses were recovered for any of the Funds during the year ended September 30, 2023 under the terms of the expense limitation agreements.
b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).
Under the Class A Plan, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.
Under the Class C Plan, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.
Also under the Class C Plan, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.
For the year ended September 30, 2023, the service and distribution fees for the Fund were as follows:
	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,029,454	$94,624	$283,872
Credit Income Fund	630	2	7
Global Allocation Fund	1,235,685	721,314	2,163,942
Growth Fund	1,777,495	174,416	523,248
Intermediate Duration Bond Fund	36,874	1,515	4,545
Limited Term Government and Agency Fund	547,175	27,108	81,322
133 |

Notes to Financial Statements (continued)
September 30, 2023
For the year ended September 30, 2023, Natixis Distribution refunded Limited Term Government and Agency Fund $12,768 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.
c. Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended September 30, 2023, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
Core Plus Bond Fund	$2,965,046
Credit Income Fund	9,729
Global Allocation Fund	1,322,590
Growth Fund	4,665,811
Intermediate Duration Bond Fund	144,972
Limited Term Government and Agency Fund	331,097
d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.
For the year ended September 30, 2023, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:
Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$4,356,906
Credit Income Fund	110
Global Allocation Fund	2,306,633
Growth Fund	7,923,001
Intermediate Duration Bond Fund	214,198
Limited Term Government and Agency Fund	410,733
As of September 30, 2023, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):
Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$56,297
Global Allocation Fund	45,934
Growth Fund	73,702
Intermediate Duration Bond Fund	6,597
Limited Term Government and Agency Fund	11,829
| 134

Notes to Financial Statements (continued)
September 30, 2023
e. Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2023 were as follows:
Fund	Commissions
Core Plus Bond Fund	$8,413
Global Allocation Fund	25,694
Growth Fund	76,830
Limited Term Government and Agency Fund	43,786
f. Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.
135 |

Notes to Financial Statements (continued)
September 30, 2023
g. Affiliated Ownership. As of September 30, 2023, the percentage of each Fund’s net assets owned by affiliates is as follows:
Percentage of Net Assets
Core Plus Bond Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.17%
Credit Income Fund
Natixis and Affiliates	99.00%
Loomis Sayles Employees	0.05%
99.05%
Global Allocation Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.75%
Growth Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.81%
Loomis Sayles Funded Pension Plan and Trust	0.14%
0.95%
Intermediate Duration Bond Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.84%
Limited Term Government and Agency Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.24%
Loomis Sayles Distribution and Trust	0.62%
Natixis Sustainable Future 2015 Fund	0.09%
Natixis Sustainable Future 2020 Fund	0.06%
Natixis Sustainable Future 2025 Fund	0.10%
Natixis Sustainable Future 2030 Fund	0.13%
Natixis Sustainable Future 2035 Fund	0.11%
Natixis Sustainable Future 2040 Fund	0.07%
Natixis Sustainable Future 2045 Fund	0.04%
1.46%
Investment activities of affiliated shareholders could have material impacts on the Funds.
h. Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Credit Income Fund, Intermediate Duration Bond Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2024 and is not subject to recovery under the expense limitation agreement described above.
For the year ended September 30, 2023, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:
Reimbursement of Transfer Agency Expenses
Fund	Class N
Credit Income Fund	$1,063
Intermediate Duration Bond Fund	1,113
Limited Term Government and Agency Fund	1,588
i. Payment by Affiliates. For the year ended September 30, 2023, Loomis Sayles reimbursed Core Plus Bond Fund $127,673 in connection with a trading error and overdraft.
| 136

Notes to Financial Statements (continued)
September 30, 2023
7.Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.
For the year ended September 30, 2023 the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):
	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$431,826	$39,761	$11,858	$4,144,891
Credit Income Fund	3,008	11	1,063	291
Global Allocation Fund	455,023	266,198	3,824	1,662,969
Growth Fund	683,495	67,388	4,734	8,253,291
Intermediate Duration Bond Fund	11,241	467	1,113	209,573
Limited Term Government and Agency Fund	226,978	10,966	1,588	445,525
8.Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.
Prior to April 6, 2023, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate did not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
For the year ended September 30, 2023, Growth Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $39,590,909 at a weighted average interest rate of 5.39%. Interest expense incurred on the line of credit was $65,187.
For the year ended September 30, 2023, Limited Term Government and Agency Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $5,000,000 at a weighted average interest rate of 5.43%. Interest expense incurred on the line of credit was $754.
9.Risk. Global Allocation Fund's investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Core Plus Bond Fund and Limited Term Government and Agency Fund's investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security's value.
Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
137 |

Notes to Financial Statements (continued)
September 30, 2023
10.Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2023, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 5% Account Holders	Percentage of Ownership
Core Plus Bond Fund	1	5.39%
Growth Fund	1	12.73%
Intermediate Duration Bond Fund	5	68.79%
Limited Term Government and Agency Fund	1	7.03%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.
11.Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	11,357,305	$130,223,433	10,474,485	$132,986,632
Issued in connection with the reinvestment of distributions	869,581	9,938,436	938,411	11,828,548
Redeemed	(16,060,576)	(184,384,945)	(28,114,978)	(356,886,979)
Net change	(3,833,690)	$(44,223,076)	(16,702,082)	$(212,071,799)
Class C
Issued from the sale of shares	357,507	$4,114,433	423,129	$5,278,465
Issued in connection with the reinvestment of distributions	76,079	870,566	100,207	1,261,196
Redeemed	(1,998,166)	(22,822,620)	(3,221,131)	(40,470,551)
Net change	(1,564,580)	$(17,837,621)	(2,697,795)	$(33,930,890)
Class N
Issued from the sale of shares	66,972,306	$777,684,789	38,179,814	$490,210,689
Issued in connection with the reinvestment of distributions	6,158,589	71,024,752	5,162,553	65,205,642
Redeemed	(57,778,078)	(669,470,666)	(62,977,876)	(811,978,447)
Net change	15,352,817	$179,238,875	(19,635,509)	$(256,562,116)
Class Y
Issued from the sale of shares	175,407,125	$2,034,481,891	102,729,590	$1,306,190,967
Issued in connection with the reinvestment of distributions	10,358,184	119,421,605	8,612,778	108,982,625
Redeemed	(110,384,583)	(1,272,938,219)	(194,725,398)	(2,468,017,072)
Net change	75,380,726	$880,965,277	(83,383,030)	$(1,052,843,480)
Increase (decrease) from capital share transactions	85,335,273	$998,143,455	(122,418,416)	$(1,555,408,285)
| 138

Notes to Financial Statements (continued)
September 30, 2023
11.Capital Shares (continued).

	Year Ended September 30, 2023		Year Ended September 30, 2022
Credit Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	13,459	$116,360	11,798	$103,473
Issued in connection with the reinvestment of distributions	1,299	11,032	389	3,571
Redeemed	(11,853)	(98,382)	—	—
Net change	2,905	$29,010	12,187	$107,044
Class C
Issued in connection with the reinvestment of distributions	4	$34	3	$25
Net change	4	$34	3	$25
Class Y
Issued from the sale of shares	300	$2,480	5,804	$57,920
Issued in connection with the reinvestment of distributions	133	1,127	202	1,898
Redeemed	(3,680)	(31,358)	(2,572)	(24,000)
Net change	(3,247)	$(27,751)	3,434	$35,818
Increase (decrease) from capital share transactions	(338)	$1,293	15,624	$142,887

	Year Ended September 30, 2023		Year Ended September 30, 2022
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,389,851	$71,361,898	4,486,306	$116,023,013
Issued in connection with the reinvestment of distributions	1,584,011	31,205,007	1,295,399	36,335,959
Redeemed	(7,011,580)	(149,010,976)	(7,156,453)	(177,508,478)
Net change	(2,037,718)	$(46,444,071)	(1,374,748)	$(25,149,506)
Class C
Issued from the sale of shares	777,798	$15,680,854	1,599,502	$41,324,930
Issued in connection with the reinvestment of distributions	1,249,698	23,769,266	1,119,198	30,632,442
Redeemed	(5,208,741)	(106,549,675)	(4,879,499)	(116,412,070)
Net change	(3,181,245)	$(67,099,555)	(2,160,799)	$(44,454,698)
Class N
Issued from the sale of shares	1,581,514	$33,910,780	1,767,033	$46,769,376
Issued in connection with the reinvestment of distributions	960,857	19,169,099	769,270	21,747,266
Redeemed	(2,419,236)	(52,220,251)	(2,468,746)	(61,003,997)
Net change	123,135	$859,628	67,557	$7,512,645
Class Y
Issued from the sale of shares	11,651,567	$249,069,549	17,815,028	$464,667,649
Issued in connection with the reinvestment of distributions	6,812,550	135,842,251	7,072,360	200,006,364
Redeemed	(36,342,744)	(779,023,281)	(41,896,295)	(1,013,036,852)
Net change	(17,878,627)	$(394,111,481)	(17,008,907)	$(348,362,839)
Decrease from capital share transactions	(22,974,455)	$(506,795,479)	(20,476,897)	$(410,454,398)
139 |

Notes to Financial Statements (continued)
September 30, 2023
11.Capital Shares (continued).

	Year Ended September 30, 2023		Year Ended September 30, 2022
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	25,307,103	$429,030,222	39,717,368	$783,108,012
Issued in connection with the reinvestment of distributions	3,080,126	45,431,858	2,690,613	64,816,875
Redeemed	(58,359,545)	(987,390,432)	(44,619,514)	(895,385,409)
Net change	(29,972,316)	$(512,928,352)	(2,211,533)	$(47,460,522)
Class C
Issued from the sale of shares	1,427,876	$22,531,190	482,265	$9,254,099
Issued in connection with the reinvestment of distributions	596,956	7,503,741	212,100	4,507,128
Redeemed	(1,891,889)	(28,339,214)	(2,108,692)	(39,692,654)
Net change	132,943	$1,695,717	(1,414,327)	$(25,931,427)
Class N
Issued from the sale of shares	9,723,730	$196,959,490	16,076,988	$384,004,405
Issued in connection with the reinvestment of distributions	3,273,160	53,254,325	974,540	25,445,235
Redeemed	(16,922,957)	(345,813,738)	(11,291,066)	(249,812,188)
Net change	(3,926,067)	$(95,599,923)	5,760,462	$159,637,452
Class Y
Issued from the sale of shares	145,614,231	$2,904,813,412	106,157,081	$2,382,270,036
Issued in connection with the reinvestment of distributions	50,233,839	816,299,889	15,751,106	411,103,854
Redeemed	(185,161,203)	(3,717,011,614)	(127,856,705)	(2,914,738,824)
Redeemed in-kind (Note 12)	(10,072,998)	(191,588,419)	—	—
Net change	613,869	$(187,486,732)	(5,948,518)	$(121,364,934)
Decrease from capital share transactions	(33,151,571)	$(794,319,290)	(3,813,916)	$(35,119,431)
| 140

Notes to Financial Statements (continued)
September 30, 2023
11.Capital Shares (continued).

	Year Ended September 30, 2023		Year Ended September 30, 2022
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	162,767	$1,527,536	620,754	$6,337,904
Issued in connection with the reinvestment of distributions	42,793	399,890	38,180	379,158
Redeemed	(1,383,949)	(12,973,971)	(679,509)	(6,739,182)
Net change	(1,178,389)	$(11,046,545)	(20,575)	$(22,120)
Class C
Issued from the sale of shares	86,200	$813,282	25,419	$268,078
Issued in connection with the reinvestment of distributions	1,755	16,435	318	3,209
Redeemed	(30,766)	(292,234)	(36,638)	(374,076)
Net change	57,189	$537,483	(10,901)	$(102,789)
Class N
Issued from the sale of shares	4,504,771	$41,858,306	223,571	$2,186,390
Issued in connection with the reinvestment of distributions	99,571	924,081	46,222	457,509
Redeemed	(581,767)	(5,430,564)	(78,242)	(767,571)
Net change	4,022,575	$37,351,823	191,551	$1,876,328
Class Y
Issued from the sale of shares	10,622,669	$99,573,320	10,432,771	$104,382,931
Issued in connection with the reinvestment of distributions	1,030,869	9,604,346	701,722	6,984,487
Redeemed	(8,626,109)	(80,519,563)	(15,625,439)	(155,292,386)
Net change	3,027,429	$28,658,103	(4,490,946)	$(43,924,968)
Increase (decrease) from capital share transactions	5,928,804	$55,500,864	(4,330,871)	$(42,173,549)
141 |

Notes to Financial Statements (continued)
September 30, 2023
11.Capital Shares (continued).

	Year Ended September 30, 2023		Year Ended September 30, 2022
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,652,652	$28,284,400	3,443,653	$38,051,151
Issued in connection with the reinvestment of distributions	607,403	6,478,043	180,701	1,981,779
Redeemed	(6,626,486)	(70,703,766)	(5,686,327)	(62,870,713)
Net change	(3,366,431)	$(35,941,323)	(2,061,973)	$(22,837,783)
Class C
Issued from the sale of shares	216,846	$2,300,977	355,616	$3,946,921
Issued in connection with the reinvestment of distributions	22,066	234,758	3,777	41,142
Redeemed	(762,968)	(8,118,114)	(1,217,350)	(13,438,953)
Net change	(524,056)	$(5,582,379)	(857,957)	$(9,450,890)
Class N
Issued from the sale of shares	3,011,128	$32,301,122	1,015,581	$11,197,256
Issued in connection with the reinvestment of distributions	140,941	1,507,954	17,409	191,162
Redeemed	(679,452)	(7,286,871)	(327,674)	(3,626,861)
Net change	2,472,617	$26,522,205	705,316	$7,761,557
Class Y
Issued from the sale of shares	27,925,195	$299,329,524	29,040,597	$322,624,285
Issued in connection with the reinvestment of distributions	1,144,373	12,243,193	473,606	5,223,069
Redeemed	(29,148,521)	(311,660,863)	(45,475,068)	(503,368,228)
Net change	(78,953)	$(88,146)	(15,960,865)	$(175,520,874)
Decrease from capital share transactions	(1,496,823)	$(15,089,643)	(18,175,479)	$(200,047,990)
12.Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Growth Fund realized a gain of $14,126,530 on redemptions-in-kind during the year ended September 30, 2023. This amount is included in realized gain (loss) on the Statements of Operations.
13.Subsequent Event. On September 14, 2023, the Board of Trustees approved a plan to liquidate Credit Income Fund. Liquidation took place on November 6, 2023.
| 142

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Credit Income Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund and Loomis Sayles Limited Term Government and Agency Fund:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds Trust I), Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Credit Income Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund and Loomis Sayles Limited Term Government and Agency Fund (four of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes,and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agency banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2023
We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.
143 |

2023 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2023, a percentage of dividends distributed by the
Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:
Fund	Qualifying Percentage
Credit Income Fund	1.66%
Growth Fund	100.00%
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV.
Fund
Credit Income Fund
Growth Fund
Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2023, unless subsequently determined to be different.
Fund	Amount
Credit Income Fund	$38,241
Global Allocation Fund	265,227,594
Growth Fund	1,212,480,441
| 144

Trustee and Officer Information
The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds/Loomis Sayles Funds at 800-225-5478/800-633-3330.
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail); Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member and Governance Committee Member	Retired	52 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	52 None
Significant experience
on the Board and on the
boards of other business
organizations;
experience as President
of the University of
Massachusetts;
government experience
(including as a member
of the U.S. House of
Representatives);
academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	52 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
145 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (chemicals and biofuels)
Significant experience
on the Board; financial
services industry and
executive experience
(including roles as Chief
Executive Officer of
client management and
asset servicing for a
banking and financial
services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Contract Review Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as President and Chief Executive Officer for an investment adviser)
| 146

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member
Managing Director of
Accordia Partners, LLC
(real estate
development); President
of Primary Corporation
(real estate
development);
Managing Principal of
Merrick Capital
Partners (infrastructure
finance)

52
Advisor/Risk
Management
Committee, Eastern
Bank (bank); Director,
Apartment Investment
and Management
Company (real estate
investment trust);
formerly, Director, Ares
Commercial Real Estate
Corporation (real estate
investment trust)
Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	52 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
147 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustees − continued
David L. Giunta[4] (1965)
Trustee since 2011
President and Chief
Executive Officer of
Natixis Funds Trust I;
President of
Loomis Sayles Funds
II and Executive Vice
President of Loomis
Sayles Funds I since
2008; Chief Executive
Officer of Loomis
Sayles Funds II since
2015
		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	52 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]
The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,
Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]
Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President, Chief
Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]
Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President and Chief
Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

| 148

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Officers of the Trusts
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022
Senior Vice President, Natixis
Advisors, LLC and Natixis
Distribution, LLC; formerly,
Vice President, Natixis
Advisors, LLC and Natixis
Distribution, LLC; Assistant
Treasurer of the Fund
Complex; Managing Director,
State Street Bank and Trust
Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022
Executive Vice President,
General Counsel and
Secretary, Natixis
Advisors, LLC and Natixis
Distribution, LLC; formerly,
Executive Vice President and
Chief Compliance Officer of
Natixis Investment Managers
(March 2019 – May 2022)
and Senior Vice President and
Head of Compliance, U.S. for
Natixis Investment Managers
(July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]
Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]
Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis
Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

149 |

This Page Intentionally Left Blank

Contact us by mail:
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Secretary of the Funds
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must (a) be signed by the shareholder; (b) include the shareholder’s name and address; and (c) identify the fund(s), account number, share class, and number of shares held in that fund, as of a recent date.
Or by e-mail:
secretaryofthefunds@natixis.com (Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public personal information in an e-mail communication because this information may be viewed by others.

Exp. 11/30/24
6031448.1.1
LSIF58A-0923

Loomis Sayles Small Cap Growth Fund
Loomis Sayles Small Cap Value Fund
Loomis Sayles Small/Mid Cap Growth Fund
Annual Report
September 30, 2023

Loomis Sayles Small Cap Growth Fund

Managers
Mark F. Burns, CFA®
John J. Slavik, CFA®

Symbols
Institutional Class	LSSIX
Retail Class	LCGRX
Class N	LSSNX

Investment Objective
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions
Despite weakness in the final two months of the period, US equities produced strong performance in the 12 months ended September 30, 2023. One reason for the robust returns was timing:  when the reporting period began in October 2022, stocks were near the end of a protracted, ten-month decline brought about by the US Federal Reserve’s (Fed) aggressive interest-rate increases. By the fourth quarter of 2022, however, cooler inflation prompted the Fed to begin decelerating the pace of rate hikes, which provided relief to risk assets.
Building off a rally that initially started in the second half of 2022, the Russell 2000® Growth Index had a strong start to 2023, returning 6.1%, during what shaped up to be another volatile quarter in Q1 2023. The ‘January Effect’ was on full display with the Russell 2000® Growth Index up 9.9% in January, led by a powerful rally in some of the hardest hit areas from 2022. The Russell 2000® Growth Index had another positive quarter in Q2 2023, returning 7.1%. Within the small cap growth space, lower quality drove performance during Q2 2023 where non-revenue companies in particular were the most dominant group in terms of performance. However, most of the gains during the first half of 2023 were mostly reversed in Q3 2023 with equity markets including small cap growth stocks broadly declining. The Russell 2000® Growth Index fell by 7.3% in Q3 2023 where high quality held up relatively better with highest return on equity (ROE) names noticeably outperforming the broader indices.
The overall market continues to be volatile and make little forward progress. At one point, the market seems to be enthusiastic about the future for reasons such as generative AI, new weight loss drugs, and declining inflation. The next period, we have reasons to be pessimistic – including sticky inflation, higher interest rates, and geopolitical concerns. Enthusiasm around generative artificial intelligence (AI) in the second quarter and the strength from the first half of the year were largely reversed during the third quarter, leaving broader measures of the market relatively unchanged YTD 2023. In fact, the broader market remains essentially at the same level it was more than two years ago, with small caps actually at their pre-pandemic levels.
Performance Results
For the 12 months ended September 30, 2023, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned 11.64% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 9.59%.
Explanation of Fund Performance
Stock selection in the consumer staples, financials and energy sectors contributed most strongly to positive relative performance during the period. Conversely, stock selection within the healthcare and industrials sectors detracted from relative performance.
The Fund’s top contributors to relative performance at the individual stock level were Weatherford International, Rambus and e.l.f. Beauty. Weatherford International is an oilfield services company with a focus on international and offshore markets. Relatively new management has sold off underperforming assets and refocused the portfolio on growth areas of the market. The company has also significantly paid down debt, creating earnings leverage on a go- forward basis. Rambus sells memory controller chips, as well as intellectual property, which benefits from the growing demand for computer power. We believe that the transition to the next generation (DDR5) should drive the business, which is being partly driven by data center spend. e.l.f Beauty is a multi-brand beauty company that makes prestigious quality products accessible to everyone. The company is benefiting from continued momentum in its makeup and skincare category and has been gaining market share as its innovation and marketing investments bear fruit.
Conversely, the largest detractors from relative performance among individual stocks were Advanced Drainage Systems, Evolent Health and Axonics. Advanced Drainage Systems is a leading manufacturer and provider of plastic pipes for the commercial and residential wastewater market. The company saw a slowdown in its residential business as distributors drastically cut orders in order to work down their inventory. This prompted the company to slightly lower guidance and introduced a level of uncertainty going forward. The stock triggered our stop loss and was ultimately sold. Evolent Health is a technology and services company that enables healthcare providers and payers to deliver high quality care in a cost-effective manner by directing providers to the best course of care. While the company has executed on delivering its growth targets and margin progression, the investment thesis has become more complicated due to a large acquisition, as well as the perceived risk of patients losing Medicaid coverage, as many of the patients they serve are on Medicaid. These perceived risks have weighed on the stock over the last year. Axonics is a medical device company that is a leader in the treatment of urinary incontinence. The stock has been a
1 |

detractor due to the company facing concerns around the introduction of new technology. We believe the lack of proper reimbursement and worse clinical outcomes for the competitor will limit uptake.
Outlook
The economy has remained resilient well past the time that liquidity began to be removed via interest rate increases and quantitative tightening. The labor market remains strong and earnings continue to grow, albeit modestly. Various outcomes are still on the table, including both soft and hard landings, and these paths could all lead the market in multiple directions. If it is a soft landing, the market would likely move higher at a moderate pace with earnings growth. If it is a hard landing, it’s likely the market would retrench for a period, and then possibly bounce meaningfully higher if the Fed cuts interest rates, even if not by much. Our belief is that regardless of the scenario, the easy money period is over and quality companies that can generate superior returns and have durable revenue growth will likely outperform. We believe higher rates will reward more disciplined and well-managed companies going forward. We also believe small caps are likely to outperform large caps. Small caps are further out on the risk spectrum, and therefore should earn a higher return over the long term. Having underperformed large caps for a sustained period of time and given the absolute and relative valuation levels, we believe we are close to a pivot point for small caps to return to strength. Regardless, our philosophy and process remain consistent - focused on driving alpha via stock selection in high quality secular growth companies.

Top Ten Holdings as of September 30, 2023
Security Name	% of Net Assets
1 Weatherford International PLC	1.93%
2 MACOM Technology Solutions Holdings, Inc.	1.90
3 Option Care Health, Inc.	1.83
4 Rambus, Inc.	1.66
5 Casella Waste Systems, Inc., Class A	1.59
6 Kinsale Capital Group, Inc.	1.55
7 BellRing Brands, Inc.	1.54
8 Cactus, Inc., Class A	1.49
9 KBR, Inc.	1.48
10 Merit Medical Systems, Inc.	1.48

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares[1]
September 30, 2013 through September 30, 2023

See notes to chart on page 3.
| 2

Loomis Sayles Small Cap Growth Fund

Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[3]
				Gross	Net
Institutional Class	11.64%	3.79%	8.04%	0.93%	0.93%
Retail Class	11.32	3.53	7.77	1.18	1.18
Class N	11.77	3.90	8.16	0.82	0.82
Comparative Performance
Russell 2000® Growth Index[2]	9.59	1.55	6.72
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
[2]
Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[3]
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on
1/31/25. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3 |

Loomis Sayles Small Cap Value Fund

Managers
Joseph R. Gatz, CFA®
Jeffrey Schwartz, CFA®

Symbols
Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX
Class N	LSCNX

Investment Objective
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions
US equity markets have rebounded over the past twelve months after posting a negative return for the prior one-year period. Investors have responded positively to a moderating inflation rate, corporate earnings which proved to be more resilient than previously expected and the consensus that the US Federal Reserve (Fed) may finally be nearing the end of its interest rate increases to combat a higher than target inflation rate.
To combat higher levels of inflation, the Fed raised short-term interest rates a total of six times to a Fed Funds target rate of 5.25% to 5.50% from about 3% one year ago and essentially a 0% rate two years ago. In response, market interest rates rose quite dramatically across the interest rate curve, creating a difficult environment for fixed-income investors, higher risk equites and regional bank balance sheets.
Rising interest rate environments have generally favored higher quality investments as the higher cost of capital negatively affects companies with high debt levels, low to no profitability and riskier business models. This held true over the past year as the most profitable companies drastically outperformed those with lower levels of profitability in the benchmark index, and companies with no earnings performed poorly.
During the period, large cap growth stocks led the market, augmented by outsized gains in several well-known mega cap stocks in information technology or technology-enabled businesses. Small cap value was one of the weaker-performing market segments as a larger concentration of bank stocks and utility stocks weighed down index returns.
Performance Results
For the 12 months ended September 30, 2023, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned 20.73% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 7.84%.
Explanation of Fund Performance
The Fund’s relative performance benefited from a market environment that favored larger capitalization and higher quality stocks, positive sector allocation and strong stock selection metrics. As a result of the Fund’s long-term fundamental approach and the investment team’s valuation work, the Fund had overweight positions in the three best performing index sectors (energy, industrials and information technology) and underweight allocations to the underperforming financials and utilities sectors. Of particular significance regarding changes to the Fund over the last 12 months was the addition of several new energy stocks, as energy was the best performing index sector during the period.
Stock selection measures also contributed positively to performance, with notable contributions in health care, information technology, consumer staples and energy. Among individual stocks, Super Micro Computer, Inc., Weatherford International and Rambus, Inc. made the largest positive contributions to performance for the period.
Super Micro is a vertically integrated supplier of servers for data centers and cloud computing, as well as related accessories including cables and power supplies. Being vertically integrated provides certain competitive advantages, establishing Super Micro as a low-cost provider and allowing the company to provide custom designs and configurations to customers more quickly. The rise of artificial intelligence and Chat GPT has created increased demand for innovative, power efficient solutions at the lowest total cost which drove accelerating market share gains and strong stock price performance for the company.
Weatherford International provides equipment and services to the oil and natural gas industry, with a significant presence in international and off-shore markets. The company has a long history, but the current business composition emerged from bankruptcy in late 2019 with a streamlined business, new management and a dramatically improved financial footing. Since this emergence, the company has demonstrated solid progress in improving business practices, increasing margins, and paying down high cost debt with ample free cash flow. The stock was added to the Fund during the third quarter of 2022 and has steadily gained attention from Wall Street and the broader investment community, with attractive exposure to international and off-shore production where growth rates are accelerating and oil field service capacity remains tight. Stock price appreciation has been driven by meaningful increases in earnings and cash flow of the business, as well as increased investor awareness.
| 4

Loomis Sayles Small Cap Value Fund
Rambus develops semiconductors and intellectual property mainly for data centers. The company’s products facilitate high speed communication between memory and microprocessors. A subset of memory processing is reaching an inflection point as the industry transitions to the next generation of memory technology, which investors expect to drastically increase the company’s market share as well as the overall size of the market for interface technology. The share price of Rambus increased as the latest generation processors from Intel and AMD ushered in the era of new technology.
Detracting from relative return was an overweight position to the health care sector, an underweight to the consumer discretionary sector and lagging stock selection within the industrials sector. Over the past year, Pacira Biosciences, Inc., LSB Industries, Inc. and Viavi Solutions, Inc. detracted the most from performance.
Pacira Biosciences is a pharmaceutical company that focuses on non-opioid pain management treatments, with its main product used in operating rooms following various elective procedures. The company has been negatively affected by two events. First, elective procedure volumes and broad health care utilization has struggled to rebound back to pre-pandemic volumes. Second was Pacira's strategic decision to enter into a favorable pricing agreement with numerous hospitals, which lowers margins in the near term but could increase volume over time.
LSB is a US based producer of nitrogen chemicals with a favorable cost structure with access to ample natural gas which is the largest input in the production process. The decline in nitrogen prices to below mid-cycle levels negatively impacted the company’s share price even though the company remains profitable and has opportunistically repurchased equity and debt while investigating cost effective options to expand production.
Viavi Solutions provides test and measurement solutions to the telecommunications industry in addition to manufacturing optical pigmentation used to prevent the counterfeiting of currency. Elongated lead times in prior periods caused telecommunication customers to order excess test and measurement equipment which are only now being utilized, in turn depressing current revenue. Additionally, some customers have paused network investments ahead of stimulus programs that will begin in 2024.
Outlook
We remain committed to identifying inefficiencies in the small cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of corporate enterprises. This approach is applied consistently over time, regardless of the current market environment.
While many forms of inefficiency may exist, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths consistent with our time horizon, resource deployment or a willingness to solve complex situations. We require fundamentally sound business models, capable management teams and financial stability. Key to our process is identifying distinct, company-specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook.
Our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk over a market cycle.

Top Ten Holdings as of September 30, 2023
Security Name	% of Net Assets
1 Weatherford International PLC	2.58%
2 Northern Oil & Gas, Inc.	1.74
3 Noble Corp. PLC	1.71
4 Clean Harbors, Inc.	1.63
5 Vontier Corp.	1.55
6 Moog, Inc., Class A	1.48
7 Tidewater, Inc.	1.44
8 Federal Agricultural Mortgage Corp., Class C	1.43
9 Kadant, Inc.	1.39
10 U.S. Cellular Corp.	1.32

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

5 |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares[1]
September 30, 2013 through September 30, 2023

Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[4]
				Gross	Net
Institutional Class	20.73%	4.97%	7.35%	0.93%	0.90%
Retail Class	20.47	4.71	7.08	1.18	1.15
Admin Class	20.18	4.44	6.81	1.43	1.40
Class N	20.80	5.02	7.41	0.84	0.84
Comparative Performance
Russell 2000® Value Index[2]	7.84	2.59	6.19
Russell 2000® Index[3]	8.93	2.40	6.65
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
[2]
Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[3]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.
[4]
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on
1/31/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

| 6

Loomis Sayles Small/Mid Cap Growth Fund

Managers
Mark F. Burns, CFA®
John J. Slavik, CFA®

Symbols
Institutional Class	LSMIX
Class N	LSMNX

Investment Objective
The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions
Despite weakness in the final two months of the period, US equities produced strong performance in the 12 months ended September 30, 2023. One reason for the robust returns was timing:  when the reporting period began in October 2022, stocks were near the end of a protracted, ten-month decline brought about by the US Federal Reserve’s (Fed) aggressive interest-rate increases. By the fourth quarter of 2022, however, cooler inflation prompted the Fed to begin decelerating the pace of rate hikes, which provided relief to risk assets.
Building off a rally that initially started in the second half of 2022, the Russell 2500® Growth Index had a strong start to 2023, returning 6.5%, during what shaped up to be another volatile quarter in Q1 2023. The ‘January Effect’ was on full display with the Russell 2500® Growth Index up 10% in January, led by a powerful rally in some of the hardest hit areas from 2022. The Russell 2500® Growth Index had another positive quarter in Q2 2023, returning 6.4%. Within the small/mid cap growth space, lower quality drove performance during Q2 2023 where non-revenue companies in particular were the most dominant group in terms of performance. However, most of the gains during the first half of 2023 were reversed in Q3 2023 with equity markets including small/mid cap growth stocks broadly declining. The Russell 2500® Growth Index fell by 6.8% in Q3 2023 where high quality held up relatively better with highest return on equity (ROE) names noticeably outperforming the broader indices.
The overall market continues to be volatile and make little forward progress. At one point, the market seems to be enthusiastic about the future for reasons such as generative AI, new weight loss drugs, and declining inflation. The next period, we have reasons to be pessimistic – including sticky inflation, higher interest rates, and geopolitical concerns. Enthusiasm around generative artificial intelligence (AI) in the second quarter and the strength from the first half of the year were largely reversed during the third quarter, leaving broader measures of the market relatively unchanged YTD 2023. In fact, the broader market remains essentially at the same level it was more than two years ago, with small caps actually at their pre-pandemic levels.
Performance Results
For the 12 months ended September 30, 2023, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned 4.06% at net asset value. The Fund underperformed its benchmark, the Russell 2500® Growth Index, which returned 10.61%.
Explanation of Fund Performance
Stock selection within the information technology and healthcare sectors were the largest detractors from relative performance. Conversely, stock selection in the financials and energy sectors contributed most strongly to positive relative performance during the period.
The Fund’s largest detractors of relative performance among individual stocks were R1 RCM, Paylocity Holding and AngioDynamics. R1 RCM is a healthcare technology and services company that manages account receivables for healthcare providers. The company’s value proposition is that it can do it better and more efficiently, and at a lower price. It is a complicated service with very large clients that take a while to bring on board. In the fall of 2022, the company announced that some of their new clients were costing more and taking more time to bring on board than expected, causing them to lower their earnings estimates and the stock to fall. It triggered our stop loss and was sold. Paylocity is a payroll and human capital management software provider to small and mid-sized businesses. Their best in class product has allowed them to gain share and maintain a high level of recurring revenue growth. However, the stock has seen its multiple compress, along with other software companies, as uncertainty abounds for spending priorities in an uncertain market. AngioDynamics is a medical device company focused on addressing venous and arterial diseases. A combination of competition and supply chain issues weighed on the top and bottom line performance. As a result, the stock triggered the stop-loss and we exited the position.
Conversely, the Fund’s top contributors to relative performance at the individual stock level were Axon Enterprises, ChampionX and Deckers Outdoor. Axon designs and sells products that address the law enforcement market. Products include tasers, body cameras, patrol car cameras, and various software applications. The company has executed consistently by producing superior products that solve their customers' problems. Additionally, the company has expanded their addressable market to other end markets with similar demand trends. This has led to a consistent increase in earnings revisions, which has driven the stock. ChampionX is an oilfield services provider that operates mainly in the production phase of wells through its production chemicals and artificial lift businesses. Management has positioned the company well in the current spending upcycle, while showing improved margin expansion. Deckers Outdoor is a global footwear and lifestyle brand company serving casual and high performance needs. Its two signature brands are Ugg, representing approximately 60% of sales and Hoka, representing
7 |

about 30% of sales. Ugg is a steady grower generating healthy cash flow. Hoka is the growth engine. The Hoka brand is capitalizing on the success of its popular ultra-cushioned performance running sneakers and expanding into new geographies and categories including outdoor.
Outlook
The economy has remained resilient well past the time that liquidity began to be removed via interest rate increases and quantitative tightening. The labor market remains strong and earnings continue to grow, albeit modestly. Various outcomes are still on the table, including both soft and hard landings, and these paths could all lead the market in multiple directions. If it is a soft landing, the market would likely move higher at a moderate pace with earnings growth. If it is a hard landing, it’s likely the market would retrench for a period, and then possibly bounce meaningfully higher if the Fed cuts interest rates, even if not by much. Our belief is that regardless of the scenario, the easy money period is over and quality companies that can generate superior returns and have durable revenue growth will likely outperform. We believe higher rates will reward more disciplined and well-managed companies going forward. We also believe small caps are set to outperform large caps. Small caps are further out on the risk spectrum, and therefore should earn a higher return over the long term. Having underperformed large caps for a sustained period of time and given the absolute and relative valuation levels, we believe we are close to a pivot point for small caps to return to strength. Regardless, our philosophy and process remain consistent - focused on driving alpha via stock selection in high quality secular growth companies.

Top Ten Holdings as of September 30, 2023
Security Name	% of Net Assets
1 Kinsale Capital Group, Inc.	2.19%
2 ChampionX Corp.	1.95
3 KBR, Inc.	1.88
4 Hexcel Corp.	1.85
5 Tetra Tech, Inc.	1.78
6 Pure Storage, Inc., Class A	1.68
7 CyberArk Software Ltd.	1.66
8 Five Below, Inc.	1.63
9 Advanced Energy Industries, Inc.	1.59
10 CONMED Corp.	1.59

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares[1]
June 30, 2015 (inception) through September 30, 2023

See notes to chart on page 9.
| 8

Loomis Sayles Small/Mid Cap Growth Fund

Average Annual Total Returns — September 30, 2023[1]
	1 Year	5 Years	Life of Class I	Life of Class N	Expense Ratios[3]
					Gross	Net
Institutional Class (Inception 6/30/15)	4.06%	3.27%	7.55%	— %	0.91%	0.85%
Class N (Inception 10/1/19)	4.06	—	—	5.37	0.91	0.83
Comparative Performance
Russell 2500™ Growth Index[2]	10.61	4.05	7.21	6.61
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
[2]
Russell 2500™ Growth Index measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™
Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[3]
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on
1/31/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

9 |

ADDITIONAL INFORMATION
The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.
All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.
Additional Index Information
This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.
The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
Proxy Voting Information
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website and the SEC website.
Quarterly Portfolio Schedules
The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
| 10

Understanding Your Fund's Expenses
As a mutual fund shareholder, you incur different costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees ("12b-1 fees"), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.
The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2023 through September 30, 2023. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.
The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.
Loomis Sayles Small Cap Growth Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Institutional Class
Actual	$1,000.00	$991.20	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76
Retail Class
Actual	$1,000.00	$989.90	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02
Class N
Actual	$1,000.00	$991.30	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*
Expenses are equal to the Fund's annualized expense ratio:  0.94%, 1.19% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (183), divided by 365
(to reflect the half–year period).

11 |

Loomis Sayles Small Cap Value Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Institutional Class
Actual	$1,000.00	$1,044.50	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
Retail Class
Actual	$1,000.00	$1,043.60	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Admin Class
Actual	$1,000.00	$1,042.20	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$1,044.90	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement):  0.90%, 1.15%, 1.40% and 0.85% for Institutional Class,
Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (183), divided by 365 (to reflect the half–year period).

Loomis Sayles Small/Mid Cap Growth Fund	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Expenses Paid During Period* 4/1/2023 – 9/30/2023
Institutional Class
Actual	$1,000.00	$952.20	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class N
Actual	$1,000.00	$952.30	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement):  0.85% and 0.83% for Institutional Class and Class N,
respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (183), divided by 365 (to reflect the half–year period).

| 12

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS
The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June Board meeting.
In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser, including how profitability is determined for the Funds, and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and the Independent Trustees meet separately with independent legal counsel outside the presence of Adviser personnel.
In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. The information received by the Trustees generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, total return information for various periods, performance rankings provided by a third-party data provider for various periods comparing a Fund against similarly categorized funds, and performance ratings provided by a different third-party rating organization. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.
The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2023. In the case of Loomis Sayles Institutional High Income Fund, the Board approved the Agreement with an amendment that reduced the Fund’s advisory fee effective July 1, 2023. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.
The nature, extent and quality of the services provided to the Funds under the Agreements.The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.
The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements, such as recent rules relating to the fair valuation of investments and the use of derivatives, as well as from monitoring proposed rules, such as those relating to privacy and cybersecurity, environmental, social and governance-specific disclosures, and vendor oversight.
13 |

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.
Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. The Board noted that while it found the data provided by the independent third-party data provider useful, it recognized its limitations, including, in particular, that notable differences may exist between the Funds and the performance comparisons (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the performance comparisons. The Trustees also received information about how comparative peer groups are constructed. In addition, the Trustees reviewed data prepared by an independent third-party rating organization that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.
The Board noted that, through December 31, 2022, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):
	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	18%	39%	37%
Loomis Sayles Small Cap Value Fund	17%	47%	73%
Loomis Sayles Small/Mid Cap Growth Fund	40%	50%	62%
In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third-party data provider for certain periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s shorter-term (one- and three-year) performance was stronger relative to its category. The Board also considered information about the Funds’ more recent performance, including how performance over various periods had been impacted by various factors such as market and economic events.
The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.
The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that all of the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their respective expense limitation agreements. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its expense limitation. They also noted that management had proposed to reduce the expense limitation for Loomis Sayles Small Cap Growth Fund on all share classes, effective as of July 1, 2023. The Trustees further noted that the Funds had total advisory fee rates that were at or below the medians of their respective peer groups of funds. The Board also
| 14

considered that the fee and expense information reflected information as of a certain date and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.
The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available. The Board also noted the competitive nature of the global asset management industry.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations, which reduced the total expenses borne by shareholders of certain Funds. With respect to economies of scale, the Trustees noted that although none of the Funds’ advisory fees were subject to breakpoints, each of the Funds was subject to an expense limitation. The Trustees also considered management’s proposal to reduce the expense limitation for Loomis Sayles Small Cap Growth Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.
After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.
The Trustees also considered other factors, which included but were not limited to the following:
• The effect of various factors and recent market and economic events, such as recent market volatility, geopolitical instability, aggressive domestic and foreign bank policies, and lingering effects of the Covid-19 crisis, as applicable, on the performance, asset levels and expense ratios of each Fund.
• Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.
• So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
• The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2024.
15 |

LIQUIDITY RISK MANAGEMENT PROGRAM
Annual Report for the Period Commencing on January 1, 2022 and ending December 31, 2022 (including updates through September 30, 2023)
Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.
The Rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Funds.
In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). None of the Funds has established an HLIM.
During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.
During the period January 1, 2023 through September 30, 2023, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.
Annual Program Assessment and Conclusion
In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board is operating effectively. The Program Administrators have also monitored, assessed and managed each Fund’s liquidity risk regularly throughout the period.
Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Programs, assessed their adequacy and effectiveness and described any material changes made to the Programs.
| 16

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)
Common Stocks— 96.5% of Net Assets
	Aerospace & Defense — 3.3%
402,065	AAR Corp.(a)	$23,934,930
413,730	Hexcel Corp.	26,950,372
1,453,547	Kratos Defense & Security Solutions, Inc.(a)	21,832,276
		72,717,578
	Automobile Components — 2.7%
235,893	Dorman Products, Inc.(a)	17,871,254
353,690	Gentherm, Inc.(a)	19,191,219
279,658	Patrick Industries, Inc.	20,991,130
		58,053,603
	Banks — 1.1%
690,709	Bancorp, Inc.(a)	23,829,461
	Beverages — 0.7%
616,279	Vita Coco Co., Inc.(a)	16,047,905
	Biotechnology — 4.5%
659,845	Inhibrx, Inc.(a)	12,108,156
924,815	Insmed, Inc.(a)	23,351,579
762,757	Replimune Group, Inc.(a)	13,050,772
695,968	Vericel Corp.(a)	23,328,847
602,584	Xencor, Inc.(a)	12,142,068
431,891	Xenon Pharmaceuticals, Inc.(a)	14,753,396
		98,734,818
	Building Products — 1.2%
868,149	AZEK Co., Inc.(a)	25,818,751
	Capital Markets — 2.7%
356,072	Hamilton Lane, Inc., Class A	32,203,152
329,873	PJT Partners, Inc., Class A	26,205,111
		58,408,263
	Commercial Services & Supplies — 2.5%
1,269,765	ACV Auctions, Inc., Class A(a)	19,275,033
456,106	Casella Waste Systems, Inc., Class A(a)	34,800,888
		54,075,921
	Communications Equipment — 1.8%
466,923	Calix, Inc.(a)	21,403,750
763,774	Extreme Networks, Inc.(a)	18,490,969
		39,894,719
	Construction & Engineering — 2.0%
334,934	Arcosa, Inc.	24,081,755
499,723	WillScot Mobile Mini Holdings Corp.(a)	20,783,479
		44,865,234
	Diversified Consumer Services — 0.8%
156,997	Grand Canyon Education, Inc.(a)	18,349,809
	Electronic Equipment, Instruments & Components — 3.0%
260,405	Advanced Energy Industries, Inc.	26,852,964
Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — continued
240,855	Itron, Inc.(a)	$14,590,996
174,219	Novanta, Inc.(a)	24,989,973
		66,433,933
	Energy Equipment & Services — 5.5%
650,814	Cactus, Inc., Class A	32,677,371
557,628	Noble Corp. PLC	28,243,858
706,826	Oceaneering International, Inc.(a)	18,179,565
468,883	Weatherford International PLC(a)	42,354,201
		121,454,995
	Financial Services — 2.6%
858,203	EVERTEC, Inc.	31,907,988
786,297	Flywire Corp.(a)	25,075,011
		56,982,999
	Food Products — 1.9%
518,329	Simply Good Foods Co.(a)	17,892,717
1,038,246	Sovos Brands, Inc.(a)	23,412,447
		41,305,164
	Ground Transportation — 0.8%
927,594	Marten Transport Ltd.	18,282,878
	Health Care Equipment & Supplies — 7.9%
508,604	AtriCure, Inc.(a)	22,276,855
496,993	Axonics, Inc.(a)	27,891,247
227,259	CONMED Corp.	22,919,070
118,177	Inspire Medical Systems, Inc.(a)	23,451,044
351,930	LivaNova PLC(a)	18,610,059
469,305	Merit Medical Systems, Inc.(a)	32,391,431
506,520	PROCEPT BioRobotics Corp.(a)	16,618,921
665,880	Treace Medical Concepts, Inc.(a)	8,729,687
		172,888,314
	Health Care Providers & Services — 5.4%
285,612	Acadia Healthcare Co., Inc.(a)	20,081,380
285,413	Ensign Group, Inc.	26,523,430
1,237,321	Option Care Health, Inc.(a)	40,027,334
597,125	Progyny, Inc.(a)	20,314,192
387,793	RadNet, Inc.(a)	10,931,885
		117,878,221
	Health Care Technology — 1.4%
803,743	Evolent Health, Inc., Class A(a)	21,885,922
482,053	Phreesia, Inc.(a)	9,004,750
		30,890,672
	Hotels, Restaurants & Leisure — 3.1%
1,408,708	Life Time Group Holdings, Inc.(a)	21,426,449
259,810	Papa John's International, Inc.	17,724,238
297,521	Texas Roadhouse, Inc.	28,591,768
		67,742,455
	Household Durables — 1.2%
212,274	Installed Building Products, Inc.	26,510,900
See accompanying notes to financial statements.
17 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small Cap Growth Fund (continued)
Shares	Description	Value (†)
	Insurance — 3.2%
934,144	BRP Group, Inc., Class A(a)	$21,700,165
187,548	Goosehead Insurance, Inc., Class A(a)	13,977,953
82,170	Kinsale Capital Group, Inc.	34,029,062
		69,707,180
	Leisure Products — 0.7%
326,499	Malibu Boats, Inc., Class A(a)	16,004,981
	Life Sciences Tools & Services — 1.1%
96,064	Medpace Holdings, Inc.(a)	23,259,976
	Machinery — 4.3%
337,018	Albany International Corp., Class A	29,077,913
205,734	ESCO Technologies, Inc.	21,486,859
332,453	Helios Technologies, Inc.	18,444,492
105,889	RBC Bearings, Inc.(a)	24,791,792
		93,801,056
	Oil, Gas & Consumable Fuels — 1.0%
954,984	Magnolia Oil & Gas Corp., Class A	21,878,683
	Personal Care Products — 3.7%
821,506	BellRing Brands, Inc.(a)	33,870,692
210,312	elf Beauty, Inc.(a)	23,098,567
173,273	Inter Parfums, Inc.	23,277,495
		80,246,754
	Pharmaceuticals — 1.6%
767,123	Supernus Pharmaceuticals, Inc.(a)	21,149,581
423,357	Ventyx Biosciences, Inc.(a)	14,703,189
		35,852,770
	Professional Services — 5.5%
122,065	FTI Consulting, Inc.(a)	21,777,617
280,253	Huron Consulting Group, Inc.(a)	29,191,152
164,043	ICF International, Inc.	19,818,035
549,754	KBR, Inc.	32,402,501
240,855	WNS Holdings Ltd., ADR(a)	16,488,933
		119,678,238
	Semiconductors & Semiconductor Equipment — 5.8%
509,398	MACOM Technology Solutions Holdings, Inc.(a)	41,556,689
198,182	Onto Innovation, Inc.(a)	25,272,169
651,509	Rambus, Inc.(a)	36,347,687
203,243	Silicon Laboratories, Inc.(a)	23,553,831
		126,730,376
	Software — 5.8%
818,132	Box, Inc., Class A(a)	19,806,976
327,693	Clearwater Analytics Holdings, Inc., Class A(a)	6,337,583
458,388	Intapp, Inc.(a)	15,365,166
404,402	Model N, Inc.(a)	9,871,453
574,462	Tenable Holdings, Inc.(a)	25,735,897
841,749	Varonis Systems, Inc.(a)	25,707,014
237,135	Workiva, Inc.(a)	24,031,261
		126,855,350
Shares	Description	Value (†)
	Specialty Retail — 0.9%
246,809	Boot Barn Holdings, Inc.(a)	$20,038,423
	Technology Hardware, Storage & Peripherals — 1.4%
890,523	Pure Storage, Inc., Class A(a)	31,720,429
	Textiles, Apparel & Luxury Goods — 1.6%
217,633	Columbia Sportswear Co.	16,126,605
187,067	Oxford Industries, Inc.	17,982,751
		34,109,356
	Trading Companies & Distributors — 3.8%
205,922	Applied Industrial Technologies, Inc.	31,837,600
240,160	McGrath RentCorp	24,073,638
169,799	SiteOne Landscape Supply, Inc.(a)	27,753,647
		83,664,885
	Total Common Stocks (Identified Cost $1,879,352,008)	2,114,715,050

Principal Amount
Short-Term Investments — 4.2%
$92,344,958	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $92,364,197 on 10/02/2023 collateralized by $94,907,600 U.S. Treasury Note, 4.375% due 8/15/2026 valued at $94,191,925 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $92,344,958)	92,344,958
	Total Investments — 100.7% (Identified Cost $1,971,696,966)	2,207,060,008
	Other assets less liabilities — (0.7)%	(14,738,686)
	Net Assets — 100.0%	$2,192,321,322

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

See accompanying notes to financial statements.
| 18

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small Cap Growth Fund (continued)
Industry Summary at September 30, 2023
Health Care Equipment & Supplies	7.9%
Software	5.8
Semiconductors & Semiconductor Equipment	5.8
Energy Equipment & Services	5.5
Professional Services	5.5
Health Care Providers & Services	5.4
Biotechnology	4.5
Machinery	4.3
Trading Companies & Distributors	3.8
Personal Care Products	3.7
Aerospace & Defense	3.3
Insurance	3.2
Hotels, Restaurants & Leisure	3.1
Electronic Equipment, Instruments & Components	3.0
Capital Markets	2.7
Automobile Components	2.7
Financial Services	2.6
Commercial Services & Supplies	2.5
Construction & Engineering	2.0
Other Investments, less than 2% each	19.2
Short-Term Investments	4.2
Total Investments	100.7
Other assets less liabilities	(0.7)
Net Assets	100.0%
See accompanying notes to financial statements.
19 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks— 98.9% of Net Assets
	Aerospace & Defense — 3.5%
222,212	Leonardo DRS, Inc.(a)	$3,710,940
44,777	Moog, Inc., Class A	5,058,010
63,034	V2X, Inc.(a)	3,256,337
		12,025,287
	Banks — 9.8%
84,723	Ameris Bancorp	3,252,516
49,485	Axos Financial, Inc.(a)	1,873,502
116,137	Cadence Bank	2,464,427
185,456	Home BancShares, Inc.	3,883,449
187,288	OceanFirst Financial Corp.	2,710,057
49,165	Pinnacle Financial Partners, Inc.	3,296,022
55,522	Popular, Inc.	3,498,441
53,888	Prosperity Bancshares, Inc.	2,941,207
46,588	SouthState Corp.	3,138,168
53,141	Wintrust Financial Corp.	4,012,145
65,775	WSFS Financial Corp.	2,400,788
		33,470,722
	Biotechnology — 1.9%
98,104	Alkermes PLC(a)	2,747,893
15,919	United Therapeutics Corp.(a)	3,595,625
		6,343,518
	Building Products — 3.5%
61,572	Griffon Corp.	2,442,561
220,927	Janus International Group, Inc.(a)	2,363,919
111,350	Quanex Building Products Corp.	3,136,730
38,611	UFP Industries, Inc.	3,953,766
		11,896,976
	Capital Markets — 1.3%
133,963	P10, Inc., Class A	1,560,669
49,001	Stifel Financial Corp.	3,010,621
		4,571,290
	Chemicals — 3.1%
28,774	Ashland, Inc.	2,350,260
44,884	Cabot Corp.	3,109,115
276,487	Ecovyst, Inc.(a)	2,720,632
247,262	LSB Industries, Inc.(a)	2,529,490
		10,709,497
	Commercial Services & Supplies — 2.6%
101,333	CECO Environmental Corp.(a)	1,618,288
33,230	Clean Harbors, Inc.(a)	5,561,373
36,826	VSE Corp.	1,857,503
		9,037,164
	Communications Equipment — 0.6%
227,920	Viavi Solutions, Inc.(a)	2,083,189
	Construction & Engineering — 1.9%
55,529	Arcosa, Inc.	3,992,535
127,640	MDU Resources Group, Inc.	2,499,191
		6,491,726
Shares	Description	Value (†)
	Construction Materials — 0.9%
63,526	Knife River Corp.(a)	$3,101,975
	Consumer Staples Distribution & Retail — 1.1%
70,452	Andersons, Inc.	3,628,982
	Electric Utilities — 0.7%
45,865	ALLETE, Inc.	2,421,672
	Electrical Equipment — 1.0%
22,289	Atkore, Inc.(a)	3,325,296
	Electronic Equipment, Instruments & Components — 7.3%
38,832	Bel Fuse, Inc., Class B	1,853,063
64,778	Crane NXT Co.	3,599,713
93,273	Kimball Electronics, Inc.(a)	2,553,815
7,870	Littelfuse, Inc.	1,946,408
41,719	Methode Electronics, Inc.	953,279
15,322	National Instruments Corp.	913,498
11,945	Rogers Corp.(a)	1,570,409
37,938	TD SYNNEX Corp.	3,788,489
192,301	TTM Technologies, Inc.(a)	2,476,837
171,600	Vontier Corp.	5,305,872
		24,961,383
	Energy Equipment & Services — 7.2%
101,752	ChampionX Corp.	3,624,406
209,933	Newpark Resources, Inc.(a)	1,450,637
115,215	Noble Corp. PLC	5,835,640
69,275	Tidewater, Inc.(a)	4,923,374
97,816	Weatherford International PLC(a)	8,835,720
		24,669,777
	Entertainment — 0.8%
74,161	Atlanta Braves Holdings, Inc., Class C(a)	2,649,773
	Financial Services — 3.2%
75,829	Cannae Holdings, Inc.(a)	1,413,453
32,125	Euronet Worldwide, Inc.(a)	2,550,082
31,679	Federal Agricultural Mortgage Corp., Class C	4,888,070
126,486	International Money Express, Inc.(a)	2,141,408
		10,993,013
	Food Products — 1.0%
9,459	J & J Snack Foods Corp.	1,547,965
125,036	Nomad Foods Ltd.(a)	1,903,048
		3,451,013
	Health Care Equipment & Supplies — 3.9%
20,359	CONMED Corp.	2,053,205
49,756	Embecta Corp.	748,828
84,197	Inmode Ltd.(a)	2,564,640
63,366	Lantheus Holdings, Inc.(a)	4,402,670
22,526	UFP Technologies, Inc.(a)	3,636,823
		13,406,166
	Health Care Providers & Services — 3.1%
138,847	AdaptHealth Corp.(a)	1,263,508
See accompanying notes to financial statements.
| 20

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small Cap Value Fund (continued)
Shares	Description	Value (†)
	Health Care Providers & Services — continued
20,432	AMN Healthcare Services, Inc.(a)	$1,740,398
98,648	Option Care Health, Inc.(a)	3,191,263
67,467	Tenet Healthcare Corp.(a)	4,445,400
		10,640,569
	Health Care Technology — 0.6%
153,503	Veradigm, Inc.(a)	2,017,029
	Hotels, Restaurants & Leisure — 1.6%
26,776	Churchill Downs, Inc.	3,107,087
23,880	Marriott Vacations Worldwide Corp.	2,403,044
		5,510,131
	Household Durables — 1.8%
65,507	KB Home	3,031,664
47,289	Skyline Champion Corp.(a)	3,013,255
		6,044,919
	Household Products — 0.8%
35,774	Spectrum Brands Holdings, Inc.	2,802,893
	Industrial REITs — 1.0%
102,993	STAG Industrial, Inc.	3,554,288
	Insurance — 1.5%
71,461	Employers Holdings, Inc.	2,854,867
50,561	Kemper Corp.	2,125,079
		4,979,946
	Integrated Energy — 0.5%
29,878	Talen Energy Corp.(a)	1,580,546
	Leisure Products — 0.9%
37,804	Brunswick Corp.	2,986,516
	Machinery — 3.3%
34,339	Albany International Corp., Class A	2,962,769
63,693	Columbus McKinnon Corp.	2,223,522
21,031	Kadant, Inc.	4,743,542
71,656	Wabash National Corp.	1,513,375
		11,443,208
	Marine Transportation — 0.8%
188,113	Genco Shipping & Trading Ltd.	2,631,701
	Media — 1.5%
57,261	John Wiley & Sons, Inc., Class A	2,128,391
47,997	Scholastic Corp.	1,830,606
71,225	Thryv Holdings, Inc.(a)	1,336,893
		5,295,890
	Office REITs — 1.1%
141,608	Equity Commonwealth	2,601,339
80,083	Postal Realty Trust, Inc., Class A	1,081,120
		3,682,459
	Oil, Gas & Consumable Fuels — 5.8%
77,798	Antero Resources Corp.(a)	1,974,513
65,283	California Resources Corp.	3,656,501
95,682	Delek U.S. Holdings, Inc.	2,718,326
Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
62,035	International Seaways, Inc.	$2,791,575
336,716	Kosmos Energy Ltd.(a)	2,754,337
147,692	Northern Oil & Gas, Inc.	5,941,649
		19,836,901
	Personal Care Products — 1.3%
103,918	BellRing Brands, Inc.(a)	4,284,539
	Pharmaceuticals — 2.2%
38,069	ANI Pharmaceuticals, Inc.(a)	2,210,286
84,654	Pacira BioSciences, Inc.(a)	2,597,185
101,850	Supernus Pharmaceuticals, Inc.(a)	2,808,004
		7,615,475
	Professional Services — 3.4%
326,274	Alight, Inc., Class A(a)	2,313,283
29,290	Concentrix Corp.	2,346,422
44,648	CSG Systems International, Inc.	2,282,406
48,683	Korn Ferry	2,309,521
23,179	Science Applications International Corp.	2,446,311
		11,697,943
	Real Estate Management & Development — 0.8%
30,143	Colliers International Group, Inc.	2,871,121
	Retail REITs — 0.7%
44,145	Agree Realty Corp.	2,438,570
	Semiconductors & Semiconductor Equipment — 2.4%
78,140	Rambus, Inc.(a)	4,359,431
106,673	Semtech Corp.(a)	2,746,830
41,645	Tower Semiconductor Ltd.(a)	1,022,801
		8,129,062
	Specialty Retail — 1.1%
34,376	Academy Sports & Outdoors, Inc.	1,624,954
24,379	Boot Barn Holdings, Inc.(a)	1,979,331
		3,604,285
	Technology Hardware, Storage & Peripherals — 1.2%
15,159	Super Micro Computer, Inc.(a)	4,156,901
	Textiles, Apparel & Luxury Goods — 0.9%
35,459	Crocs, Inc.(a)	3,128,548
	Trading Companies & Distributors — 3.6%
140,338	Alta Equipment Group, Inc.	1,692,476
206,308	Custom Truck One Source, Inc.(a)	1,279,110
24,504	Herc Holdings, Inc.	2,914,506
40,550	McGrath RentCorp	4,064,732
237,804	MRC Global, Inc.(a)	2,437,491
		12,388,315
	Water Utilities — 0.4%
146,605	Pure Cycle Corp.(a)	1,407,408
See accompanying notes to financial statements.
21 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small Cap Value Fund (continued)
Shares	Description	Value (†)
	Wireless Telecommunication Services — 1.3%
105,234	U.S. Cellular Corp.(a)	$4,521,905
	Total Common Stocks (Identified Cost $255,533,897)	338,489,487

Principal Amount
Short-Term Investments — 1.5%
$5,055,918	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $5,056,971 on 10/02/2023 collateralized by $5,791,600 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $5,157,080 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,055,918)	5,055,918
	Total Investments — 100.4% (Identified Cost $260,589,815)	343,545,405
	Other assets less liabilities — (0.4)%	(1,402,290)
	Net Assets — 100.0%	$342,143,115

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

REITs	Real Estate Investment Trusts
Industry Summary at September 30, 2023
Banks	9.8%
Electronic Equipment, Instruments & Components	7.3
Energy Equipment & Services	7.2
Oil, Gas & Consumable Fuels	5.8
Health Care Equipment & Supplies	3.9
Trading Companies & Distributors	3.6
Aerospace & Defense	3.5
Building Products	3.5
Professional Services	3.4
Machinery	3.3
Financial Services	3.2
Chemicals	3.1
Health Care Providers & Services	3.1
Commercial Services & Supplies	2.6
Semiconductors & Semiconductor Equipment	2.4
Pharmaceuticals	2.2
Other Investments, less than 2% each	31.0
Short-Term Investments	1.5
Total Investments	100.4
Other assets less liabilities	(0.4)
Net Assets	100.0%
See accompanying notes to financial statements.
| 22

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)
Common Stocks— 96.6% of Net Assets
	Aerospace & Defense — 5.7%
10,396	Axon Enterprise, Inc.(a)	$2,068,700
16,334	BWX Technologies, Inc.	1,224,723
13,492	HEICO Corp.	2,184,760
40,770	Hexcel Corp.	2,655,758
		8,133,941
	Automobile Components — 1.4%
60,919	Gentex Corp.	1,982,304
	Banks — 0.8%
29,617	Axos Financial, Inc.(a)	1,121,300
	Biotechnology — 8.1%
26,871	Exact Sciences Corp.(a)	1,833,140
57,819	Insmed, Inc.(a)	1,459,930
39,136	Natera, Inc.(a)	1,731,768
18,127	Neurocrine Biosciences, Inc.(a)	2,039,287
140,117	Roivant Sciences Ltd.(a)	1,636,566
9,552	United Therapeutics Corp.(a)	2,157,510
34,412	Xencor, Inc.(a)	693,402
		11,551,603
	Broadline Retail — 0.7%
49,177	Savers Value Village, Inc.(a)	918,135
	Building Products — 1.4%
67,692	AZEK Co., Inc.(a)	2,013,160
	Capital Markets — 2.6%
24,550	Hamilton Lane, Inc., Class A	2,220,302
46,127	StepStone Group, Inc., Class A	1,456,691
		3,676,993
	Commercial Services & Supplies — 2.5%
15,449	Cimpress PLC(a)	1,081,584
16,763	Tetra Tech, Inc.	2,548,479
		3,630,063
	Communications Equipment — 1.4%
43,348	Ciena Corp.(a)	2,048,626
	Construction & Engineering — 2.0%
16,780	MasTec, Inc.(a)	1,207,657
37,805	WillScot Mobile Mini Holdings Corp.(a)	1,572,310
		2,779,967
	Consumer Staples Distribution & Retail — 3.6%
23,485	BJ's Wholesale Club Holdings, Inc.(a)	1,676,124
7,244	Casey's General Stores, Inc.	1,966,891
26,635	Performance Food Group Co.(a)	1,567,736
		5,210,751
	Electronic Equipment, Instruments & Components — 3.6%
22,171	Advanced Energy Industries, Inc.	2,286,274
Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — continued
10,732	IPG Photonics Corp.(a)	$1,089,727
33,222	Trimble, Inc.(a)	1,789,337
		5,165,338
	Energy Equipment & Services — 4.1%
78,747	ChampionX Corp.	2,804,968
48,218	Expro Group Holdings NV(a)	1,120,104
94,697	NOV, Inc.	1,979,168
		5,904,240
	Financial Services — 2.4%
48,553	Remitly Global, Inc.(a)	1,224,506
11,776	WEX, Inc.(a)	2,214,948
		3,439,454
	Food Products — 1.2%
51,266	Simply Good Foods Co.(a)	1,769,702
	Health Care Equipment & Supplies — 6.7%
29,095	Axonics, Inc.(a)	1,632,811
22,609	CONMED Corp.	2,280,118
6,028	Insulet Corp.(a)	961,406
20,082	LivaNova PLC(a)	1,061,936
16,747	Merit Medical Systems, Inc.(a)	1,155,878
111,982	Paragon 28, Inc.(a)	1,405,374
34,486	PROCEPT BioRobotics Corp.(a)	1,131,486
		9,629,009
	Health Care Providers & Services — 3.2%
20,520	Acadia Healthcare Co., Inc.(a)	1,442,761
28,195	HealthEquity, Inc.(a)	2,059,645
44,021	Privia Health Group, Inc.(a)	1,012,483
		4,514,889
	Health Care Technology — 0.9%
48,385	Evolent Health, Inc., Class A(a)	1,317,524
	Hotels, Restaurants & Leisure — 4.8%
16,897	Churchill Downs, Inc.	1,960,728
30,005	Light & Wonder, Inc.(a)	2,140,257
11,118	Planet Fitness, Inc., Class A(a)	546,783
23,721	Texas Roadhouse, Inc.	2,279,588
		6,927,356
	Insurance — 3.1%
7,574	Kinsale Capital Group, Inc.	3,136,621
9,300	Reinsurance Group of America, Inc.	1,350,267
		4,486,888
	Machinery — 2.8%
16,726	Ingersoll Rand, Inc.	1,065,781
10,681	Middleby Corp.(a)	1,367,168
6,958	RBC Bearings, Inc.(a)	1,629,076
		4,062,025
	Metals & Mining — 1.5%
50,844	ATI, Inc.(a)	2,092,231
See accompanying notes to financial statements.
23 |

Portfolio of Investments – as of September 30, 2023
Loomis Sayles Small/Mid Cap Growth Fund (continued)
Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 3.9%
11,321	Chord Energy Corp.	$1,834,794
85,263	Magnolia Oil & Gas Corp., Class A	1,953,375
31,049	Matador Resources Co.	1,846,795
		5,634,964
	Pharmaceuticals — 0.9%
38,277	Ventyx Biosciences, Inc.(a)	1,329,360
	Professional Services — 5.5%
10,479	FTI Consulting, Inc.(a)	1,869,558
45,757	KBR, Inc.	2,696,918
32,987	Parsons Corp.(a)	1,792,844
8,609	Paylocity Holding Corp.(a)	1,564,255
		7,923,575
	Semiconductors & Semiconductor Equipment — 5.7%
31,212	Allegro MicroSystems, Inc.(a)	996,911
3,521	Monolithic Power Systems, Inc.	1,626,702
19,324	Nova Ltd.(a)	2,172,791
25,439	Power Integrations, Inc.	1,941,250
12,568	Silicon Laboratories, Inc.(a)	1,456,505
		8,194,159
	Software — 7.9%
69,644	Box, Inc., Class A(a)	1,686,081
31,941	Clearwater Analytics Holdings, Inc., Class A(a)	617,739
14,551	CyberArk Software Ltd.(a)	2,383,017
45,622	DoubleVerify Holdings, Inc.(a)	1,275,135
52,934	PowerSchool Holdings, Inc., Class A(a)	1,199,485
5,543	Tyler Technologies, Inc.(a)	2,140,374
19,947	Workiva, Inc.(a)	2,021,429
		11,323,260
	Specialty Retail — 1.6%
14,522	Five Below, Inc.(a)	2,336,590
	Technology Hardware, Storage & Peripherals — 1.7%
67,507	Pure Storage, Inc., Class A(a)	2,404,599
	Textiles, Apparel & Luxury Goods — 3.4%
18,077	Columbia Sportswear Co.	1,339,506
3,365	Deckers Outdoor Corp.(a)	1,729,913
36,626	Skechers USA, Inc., Class A(a)	1,792,842
		4,862,261
	Trading Companies & Distributors — 1.5%
13,478	SiteOne Landscape Supply, Inc.(a)	2,202,979
	Total Common Stocks (Identified Cost $138,419,405)	138,587,246

Principal Amount	Description	Value (†)
Short-Term Investments — 3.6%
$5,193,983	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $5,195,065 on 10/02/2023 collateralized by $5,949,800 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $5,297,948 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,193,983)	$5,193,983
	Total Investments — 100.2% (Identified Cost $143,613,388)	143,781,229
	Other assets less liabilities — (0.2)%	(247,629)
	Net Assets — 100.0%	$143,533,600

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.
Industry Summary at September 30, 2023
Biotechnology	8.1%
Software	7.9
Health Care Equipment & Supplies	6.7
Semiconductors & Semiconductor Equipment	5.7
Aerospace & Defense	5.7
Professional Services	5.5
Hotels, Restaurants & Leisure	4.8
Energy Equipment & Services	4.1
Oil, Gas & Consumable Fuels	3.9
Consumer Staples Distribution & Retail	3.6
Electronic Equipment, Instruments & Components	3.6
Textiles, Apparel & Luxury Goods	3.4
Health Care Providers & Services	3.2
Insurance	3.1
Machinery	2.8
Capital Markets	2.6
Commercial Services & Supplies	2.5
Financial Services	2.4
Construction & Engineering	2.0
Other Investments, less than 2% each	15.0
Short-Term Investments	3.6
Total Investments	100.2
Other assets less liabilities	(0.2)
Net Assets	100.0%
See accompanying notes to financial statements.
| 24

Statements of Assets and Liabilities
September 30, 2023

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,971,696,966	$260,589,815	$143,613,388
Net unrealized appreciation	235,363,042	82,955,590	167,841
Investments at value	2,207,060,008	343,545,405	143,781,229
Cash	806,427	—	—
Receivable for Fund shares sold	2,961,819	304,292	183
Receivable for securities sold	—	974,570	—
Dividends and interest receivable	603,846	254,159	25,183
Prepaid expenses (Note 7)	813	251	185
TOTAL ASSETS	2,211,432,913	345,078,677	143,806,780
LIABILITIES
Payable for securities purchased	15,794,194	1,562,087	84,061
Payable for Fund shares redeemed	1,351,765	731,586	—
Management fees payable (Note 5)	1,392,830	232,943	80,374
Deferred Trustees’ fees (Note 5)	331,022	322,700	45,756
Administrative fees payable (Note 5)	86,011	13,427	5,595
Payable to distributor (Note 5d)	12,959	2,560	229
Audit and tax services fees payable	44,605	45,356	44,662
Other accounts payable and accrued expenses	98,205	24,903	12,503
TOTAL LIABILITIES	19,111,591	2,935,562	273,180
NET ASSETS	$2,192,321,322	$342,143,115	$143,533,600
NET ASSETS CONSIST OF:
Paid-in capital	$1,916,509,776	$195,287,203	$168,025,753
Accumulated earnings (loss)	275,811,546	146,855,912	(24,492,153)
NET ASSETS	$2,192,321,322	$342,143,115	$143,533,600
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$974,539,330	$201,631,870	$118,498,529
Shares of beneficial interest	39,316,477	8,342,434	11,015,432
Net asset value, offering and redemption price per share	$24.79	$24.17	$10.76
Retail Class:
Net assets	$62,965,490	$68,978,765	$—
Shares of beneficial interest	2,929,534	2,943,099	—
Net asset value, offering and redemption price per share	$21.49	$23.44	$—
Admin Class shares:
Net assets	$—	$5,811,982	$—
Shares of beneficial interest	—	270,760	—
Net asset value, offering and redemption price per share	$—	$21.47	$—
Class N shares:
Net assets	$1,154,816,502	$65,720,498	$25,035,071
Shares of beneficial interest	45,801,559	2,717,454	2,325,579
Net asset value, offering and redemption price per share	$25.21	$24.18	$10.77
See accompanying notes to financial statements.
25 |

Statements of Operations
For the Year Ended September 30, 2023

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$8,601,423	$4,772,981	$622,803
Interest	1,443,093	162,959	76,128
Less net foreign taxes withheld	(34,741)	(14,880)	—
	10,009,775	4,921,060	698,931
Expenses
Management fees (Note 5)	16,886,498	2,967,496	1,105,606
Service and distribution fees (Note 5)	168,708	208,834	—
Administrative fees (Note 5)	1,043,399	183,393	68,319
Trustees' fees and expenses (Note 5)	142,607	65,865	26,389
Transfer agent fees and expenses (Notes 5 and 6)	1,221,911	285,546	20,385
Audit and tax services fees	44,715	45,349	44,709
Custodian fees and expenses	61,102	13,984	11,235
Legal fees	92,426	16,829	6,632
Registration fees	86,558	63,556	47,870
Shareholder reporting expenses	137,706	38,231	6,070
Miscellaneous expenses	97,904	49,176	37,079
Total expenses	19,983,534	3,938,259	1,374,294
Less waiver and/or expense reimbursement (Note 5)	—	(203,031)	(131,817)
Net expenses	19,983,534	3,735,228	1,242,477
Net investment income (loss)	(9,973,759)	1,185,832	(543,546)
Net realized and unrealized gain (loss) on Investments
Net realized gain (loss) on:
Investments	57,412,374	64,347,797	(14,132,539)
Net change in unrealized appreciation (depreciation) on:
Investments	183,966,249	17,381,687	23,117,663
Net realized and unrealized gain on Investments	241,378,623	81,729,484	8,985,124
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,404,864	$82,915,316	$8,441,578
See accompanying notes to financial statements.
| 26

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS:
Net investment income (loss)	$(9,973,759)	$(11,256,808)	$1,185,832	$2,371,925
Net realized gain on investments	57,412,374	55,541,403	64,347,797	53,239,567
Net change in unrealized appreciation (depreciation) on investments	183,966,249	(710,299,435)	17,381,687	(140,778,533)
Net increase (decrease) in net assets resulting from operations	231,404,864	(666,014,840)	82,915,316	(85,167,041)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(26,863,859)	(225,523,167)	(33,629,482)	(63,922,055)
Retail Class	(2,219,963)	(19,793,925)	(7,869,701)	(14,932,854)
Admin Class	—	—	(890,318)	(1,673,437)
Class N	(32,585,425)	(252,701,386)	(8,423,867)	(19,629,374)
Total distributions	(61,669,247)	(498,018,478)	(50,813,368)	(100,157,720)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 10)	45,491,029	261,184,927	(111,660,807)	14,383,874
Net increase (decrease) in net assets	215,226,646	(902,848,391)	(79,558,859)	(170,940,887)
NET ASSETS
Beginning of the year	1,977,094,676	2,879,943,067	421,701,974	592,642,861
End of the year	$2,192,321,322	$1,977,094,676	$342,143,115	$421,701,974
See accompanying notes to financial statements.
27 |

Statements of Changes in Net Assets (continued)

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS:
Net investment loss	$(543,546)	$(596,324)
Net realized loss on investments	(14,132,539)	(6,038,711)
Net change in unrealized appreciation (depreciation) on investments	23,117,663	(41,617,706)
Net increase (decrease) in net assets resulting from operations	8,441,578	(48,252,741)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	—	(7,348,311)
Class N	—	(901,138)
Total distributions	—	(8,249,449)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 10)	(18,288,186)	130,096,993
Net increase (decrease) in net assets	(9,846,608)	73,594,803
NET ASSETS
Beginning of the year	153,380,208	79,785,405
End of the year	$143,533,600	$153,380,208
See accompanying notes to financial statements.
| 28

Financial Highlights
For a share outstanding throughout each period.

	Small Cap Growth Fund – Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$22.88	$36.57	$28.51	$26.30	$31.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.15)(b)	(0.26)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	2.75	(7.06)	8.94	4.73	(2.51)
Total from Investment Operations	2.63	(7.21)	8.68	4.56	(2.67)
LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.72)	(6.48)	(0.62)	(2.35)	(2.58)
Net asset value, end of the period	$24.79	$22.88	$36.57	$28.51	$26.30
Total return	11.64%	(24.77)%(b)	30.53%	17.98%	(6.88)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$974,539	$883,458	$1,299,777	$1,037,625	$908,616
Net expenses	0.94%	0.93%	0.92%	0.94%	0.95%
Gross expenses	0.94%	0.93%	0.92%	0.94%	0.95%
Net investment loss	(0.50)%	(0.51)%(b)	(0.72)%	(0.66)%	(0.62)%
Portfolio turnover rate	37%	34%	52%	52%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (24.83%) and the ratio of net investment loss to average net assets would have been (0.56%).

	Small Cap Growth Fund– Retail Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$19.98	$32.79	$25.67	$23.95	$29.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.19)(b)	(0.30)	(0.21)	(0.21)
Net realized and unrealized gain (loss)	2.39	(6.14)	8.04	4.28	(2.35)
Total from Investment Operations	2.23	(6.33)	7.74	4.07	(2.56)
LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.72)	(6.48)	(0.62)	(2.35)	(2.58)
Net asset value, end of the period	$21.49	$19.98	$32.79	$25.67	$23.95
Total return	11.32%	(24.94)%(b)	30.20%	17.67%	(7.11)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$62,965	$62,909	$105,027	$98,205	$95,635
Net expenses	1.19%	1.18%	1.17%	1.19%	1.19%(d)
Gross expenses	1.19%	1.18%	1.17%	1.19%	1.20%
Net investment loss	(0.75)%	(0.76)%(b)	(0.92)%	(0.91)%	(0.86)%
Portfolio turnover rate	37%	34%	52%	52%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), total return would have been (25.01%) and the ratio of net investment loss to average net assets would have been (0.81%).

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.
29 |

Financial Highlights (continued)
For a share outstanding throughout each period.
	Small Cap Growth Fund– Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$23.23	$37.01	$28.81	$26.53	$31.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.11)(b)	(0.22)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	2.80	(7.19)	9.04	4.77	(2.52)
Total from Investment Operations	2.70	(7.30)	8.82	4.63	(2.65)
LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.72)	(6.48)	(0.62)	(2.35)	(2.58)
Net asset value, end of the period	$25.21	$23.23	$37.01	$28.81	$26.53
Total return	11.77%	(24.69)%(b)	30.66%	18.09%	(6.76)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$1,154,817	$1,030,728	$1,475,139	$1,066,067	$629,914
Net expenses	0.83%	0.82%	0.82%	0.82%	0.82%
Gross expenses	0.83%	0.82%	0.82%	0.82%	0.82%
Net investment loss	(0.38)%	(0.39)%(b)	(0.62)%	(0.54)%	(0.49)%
Portfolio turnover rate	37%	34%	52%	52%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been (24.71%) and the ratio of net investment loss to average net assets would have been (0.44%).

	Small Cap Value Fund – Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$22.57	$32.05	$22.34	$28.66	$35.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.13	0.04	0.12	0.10
Net realized and unrealized gain (loss)	4.37	(4.18)	11.79	(4.03)	(2.49)
Total from Investment Operations	4.45	(4.05)	11.83	(3.91)	(2.39)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.05)	(0.13)	(0.12)	(0.08)
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.85)	(5.43)	(2.12)	(2.41)	(4.22)
Net asset value, end of the period	$24.17	$22.57	$32.05	$22.34	$28.66
Total return(b)	20.73%	(16.18)%	55.05%	(15.31)%	(4.11)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$201,632	$276,020	$378,856	$295,006	$433,360
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.96%	0.93%	0.94%	0.95%	0.93%
Net investment income	0.34%	0.48%	0.12%	0.48%	0.36%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.
| 30

Financial Highlights (continued)
For a share outstanding throughout each period.
	Small Cap Value Fund– Retail Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$21.95	$31.33	$21.87	$28.11	$34.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	0.06	(0.04)	0.05	0.03
Net realized and unrealized gain (loss)	4.26	(4.06)	11.55	(3.96)	(2.44)
Total from Investment Operations	4.28	(4.00)	11.51	(3.91)	(2.41)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	—	(0.06)	(0.04)	—
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.79)	(5.38)	(2.05)	(2.33)	(4.14)
Net asset value, end of the period	$23.44	$21.95	$31.33	$21.87	$28.11
Total return(b)	20.47%	(16.40)%	54.69%	(15.56)%	(4.33)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$68,979	$63,738	$92,036	$83,163	$134,434
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.21%	1.18%	1.19%	1.20%	1.18%
Net investment income (loss)	0.09%	0.23%	(0.12)%	0.23%	0.10%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

	Small Cap Value Fund– Admin Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$20.31	$29.44	$20.65	$26.68	$33.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)	(0.01)	(0.10)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	3.92	(3.74)	10.88	(3.73)	(2.39)
Total from Investment Operations	3.89	(3.75)	10.78	(3.74)	(2.43)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—	—	—	—
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.73)	(5.38)	(1.99)	(2.29)	(4.14)
Net asset value, end of the period	$21.47	$20.31	$29.44	$20.65	$26.68
Total return(b)	20.18%	(16.63)%	54.29%	(15.74)%	(4.60)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$5,812	$6,776	$9,440	$7,662	$13,357
Net expenses(c)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.46%	1.43%	1.43%	1.45%	1.43%
Net investment loss	(0.16)%	(0.02)%	(0.38)%	(0.03)%	(0.15)%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.
31 |

Financial Highlights (continued)
For a share outstanding throughout each period.
	Small Cap Value Fund– Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$22.58	$32.07	$22.35	$28.68	$35.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.15	0.05	0.13	0.12
Net realized and unrealized gain (loss)	4.37	(4.19)	11.80	(4.03)	(2.50)
Total from Investment Operations	4.47	(4.04)	11.85	(3.90)	(2.38)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.07)	(0.14)	(0.14)	(0.11)
Net realized capital gains	(2.72)	(5.38)	(1.99)	(2.29)	(4.14)
Total Distributions	(2.87)	(5.45)	(2.13)	(2.43)	(4.25)
Net asset value, end of the period	$24.18	$22.58	$32.07	$22.35	$28.68
Total return	20.80%(b)	(16.16)%	55.15%	(15.28)%	(4.07)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$65,720	$75,168	$112,310	$92,818	$141,821
Net expenses	0.85%(c)	0.84%	0.85%	0.85%	0.83%
Gross expenses	0.87%	0.84%	0.85%	0.85%	0.83%
Net investment income	0.40%	0.53%	0.17%	0.53%	0.43%
Portfolio turnover rate	26%	28%	23%	23%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.
| 32

Financial Highlights (continued)
For a share outstanding throughout each period.
	Small/Mid Cap Growth Fund – Institutional Class
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.34	$15.25	$11.81	$10.03	$15.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)	(0.06)	(0.02)(b)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.46	(3.37)	3.56	2.06	(1.55)(c)
Total from Investment Operations	0.42	(3.43)	3.54	2.02	(1.59)
LESS DISTRIBUTIONS FROM:
Net realized capital gains	—	(1.48)	(0.10)	(0.24)	(3.87)
Net asset value, end of the period	$10.76	$10.34	$15.25	$11.81	$10.03
Total return(d)	4.06%	(25.43)%	30.00%(b)	20.38%	(3.27)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$118,499	$106,566	$70,526	$52,170	$34,312
Net expenses(e)	0.85%	0.84%(f)	0.84%(f)	0.84%	0.85%
Gross expenses	0.93%	0.91%	0.99%	1.21%	1.30%
Net investment loss	(0.37)%	(0.45)%	(0.14)%(b)	(0.34)%	(0.35)%
Portfolio turnover rate	63%	50%	50%	60%	67%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 29.49% and the ratio of net investment loss to average net assets would have been (0.52%).

(c)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes additional voluntary waiver of advisory fee of 0.01%.

See accompanying notes to financial statements.
33 |

Financial Highlights (continued)
For a share outstanding throughout each period.
	Small/Mid Cap Growth Fund– Class N
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.35	$15.26	$11.81	$9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)	(0.05)	(0.01)(b)	(0.04)
Net realized and unrealized gain (loss)	0.46	(3.38)	3.56	2.20
Total from Investment Operations	0.42	(3.43)	3.55	2.16
LESS DISTRIBUTIONS FROM:
Net realized capital gains	—	(1.48)	(0.10)	(0.24)
Net asset value, end of the period	$10.77	$10.35	$15.26	$11.81
Total return(c)	4.06%	(25.41)%	30.08%(b)	22.08%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$25,035	$46,814	$9,260	$1
Net expenses(e)	0.83%	0.83%	0.83%	0.83%(f)
Gross expenses	0.92%	0.91%	1.00%	107.49%(f)
Net investment loss	(0.37)%	(0.44)%	(0.08)%(b)	(0.34)%(f)
Portfolio turnover rate	63%	50%	50%	60%(g)

*	Class operations commenced on October 1, 2019.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 29.66% and the ratio of net investment loss to average net assets would have been (0.50%).

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2020.
See accompanying notes to financial statements.
| 34

Notes to Financial Statements
September 30, 2023
1.Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Loomis Sayles Funds I:
Loomis Sayles Small Cap Value Fund (“Small Cap Value Fund”)
Loomis Sayles Funds II:
Loomis Sayles Small Cap Growth Fund (“Small Cap Growth Fund”)
Loomis Sayles Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”)
Each Fund is a diversified investment company.
Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class and Class N shares.
Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities
35 |

Notes to Financial Statements (continued)
September 30, 2023
markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2023 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
| 36

Notes to Financial Statements (continued)
September 30, 2023
e. Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distribution re-designations, capital gain distributions received, redemptions in-kind and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, return of capital distributions received and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are reported as distributed from ordinary income for tax purposes.
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2023 and 2022 was as follows:
	2023 Distributions			2022 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$61,669,247	$61,669,247	$14,122,150	$483,896,328	$498,018,478
Small Cap Value Fund	2,223,346	48,590,022	50,813,368	8,282,886	91,874,834	100,157,720
Small/Mid Cap Growth Fund	—	—	—	—	8,249,449	8,249,449
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$4,286,082	$—
Undistributed long-term capital gains	51,627,814	60,625,448	—
Total undistributed earnings	51,627,814	64,911,530	—
Capital loss carryforward:
Short-term:
No expiration date	—	—	(23,696,151)
Late-year ordinary and post-October capital loss deferrals*	(7,358,605)	—	(392,335)
Unrealized appreciation (depreciation)	231,873,359	82,267,082	(357,911)
Total accumulated earnings (losses)	$276,142,568	$147,178,612	$(24,446,397)

*
Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2023, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,975,186,649	$261,278,323	$144,139,140
Gross tax appreciation	$358,240,863	$94,947,492	$9,620,827
Gross tax depreciation	(126,367,504)	(12,680,410)	(9,978,738)
Net tax appreciation (depreciation)	$231,873,359	$82,267,082	$(357,911)
37 |

Notes to Financial Statements (continued)
September 30, 2023
f. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2023, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
g. Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of September 30, 2023, at value:
Small Cap Growth Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$2,114,715,050	$—	$—	$2,114,715,050
Short-Term Investments	—	92,344,958	—	92,344,958
Total Investments	$2,114,715,050	$92,344,958	$—	$2,207,060,008

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
| 38

Notes to Financial Statements (continued)
September 30, 2023

Small Cap Value Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$338,489,487	$—	$—	$338,489,487
Short-Term Investments	—	5,055,918	—	5,055,918
Total Investments	$338,489,487	$5,055,918	$—	$343,545,405

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small/Mid Cap Growth Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$138,587,246	$—	$—	$138,587,246
Short-Term Investments	—	5,193,983	—	5,193,983
Total Investments	$138,587,246	$5,193,983	$—	$143,781,229

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
4.Purchases and Sales of Securities. For the year ended September 30, 2023, purchases and sales of securities (excluding short-term investments) were as follows:
Fund	Purchases	Sales
Small Cap Growth Fund	$801,067,679	$858,992,603
Small Cap Value Fund	100,958,901	256,366,058
Small/Mid Cap Growth Fund	91,613,540	110,707,861
5.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%
Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2024, except for Small Cap Growth Fund which is in effect until January 31, 2025, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
39 |

Notes to Financial Statements (continued)
September 30, 2023
For the year ended September 30, 2023 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	0.95%	1.20%	— %	0.90%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	— %	— %	0.83%
Prior to July 1, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Small Cap Growth Fund were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Small Cap Growth Fund	1.00%	1.25%	0.95%
Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
For the year ended September 30, 2023, the management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
Fund					Gross	Net
Small Cap Growth Fund	$16,886,498	$—	$—	$16,886,498	0.75%	0.75%
Small Cap Value Fund	2,967,496	203,031	—	2,764,465	0.75%	0.70%
Small/Mid Cap Growth Fund	1,105,606	125,657	4,771	975,178	0.75%	0.66%

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2024.
[2]
In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed limitations, the Adviser may voluntarily waive additional advisory fees for Small/Mid Cap Growth Fund. Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.
Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin
Class shares (the “Admin Class Plan”).
Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.
Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis
Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin
Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.
| 40

Notes to Financial Statements (continued)
September 30, 2023
In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.
For the year ended September 30, 2023, the service and distribution fees for each Fund were as follows:
	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$168,708	$—
Small Cap Value Fund	16,168	176,498	16,168
c. Administrative Fees.  Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of
Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended September 30, 2023, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
Small Cap Growth Fund	$1,043,399
Small Cap Value Fund	183,393
Small/Mid Cap Growth Fund	68,319
d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.
For the year ended September 30, 2023, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:
Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,182,735
Small Cap Value Fund	260,539
Small/Mid Cap Growth Fund	15,956
As of September 30, 2023, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):
Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$12,959
Small Cap Value Fund	2,560
Small/Mid Cap Growth Fund	229
Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.
41 |

Notes to Financial Statements (continued)
September 30, 2023
e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.
f. Affiliated Ownership. As of September 30, 2023, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Loomis Sayles non-qualified retirement plans held shares of the Funds representing the following percentages of the Funds’ net assets:
Fund	Pension Plan	Retirement Plan	Non-Qualified Retirement Plans	Total Affiliated Onwership
Small Cap Growth Fund	0.11%	1.08%	—%	1.19%
Small Cap Value Fund	0.71%	7.43%	8.88%	17.02%
Investment activities of affiliated shareholders could have material impacts on the Funds.
g. Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Small/Mid Cap Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2024 and is not subject to recovery under the expense limitation agreement described above.
For the year ended September 30, 2023, Natixis Advisors reimbursed Small/Mid Cap Growth Fund $1,389 for transfer agency expenses related to Class N shares.
6.Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.
For the year ended September 30, 2023 the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):
	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,133,352	$77,437	$—	$11,122
Small Cap Value Fund	216,547	61,694	5,645	1,660
Small/Mid Cap Growth Fund	18,996	—	—	1,389
7.Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long
| 42

Notes to Financial Statements (continued)
September 30, 2023
as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.
Prior to April 6, 2023, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate did not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
For the year ended September 30, 2023, Small Cap Value Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $6,700,000 at a weighted average interest rate of 5.93%. Interest expense incurred on the line of credit was $1,104.
8.Risk. Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
9.Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2023, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	4	24.16%	17.02%	41.18%
Small/Mid Cap Growth Fund	6	67.32%	—	67.32%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above.
For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts;
therefore, there could be other 5% shareholders in addition to those disclosed in the table above.
43 |

Notes to Financial Statements (continued)
September 30, 2023
10.Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
Small Cap Growth Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	10,078,079	$253,544,183	8,017,172	$223,956,965
Issued in connection with the reinvestment of distributions	1,053,561	25,137,956	6,623,931	211,700,835
Redeemed	(10,430,137)	(261,851,616)	(11,564,237)	(328,676,465)
Net change	701,503	$16,830,523	3,076,866	$106,981,335
Retail Class
Issued from the sale of shares	441,299	$9,585,279	320,387	$7,927,984
Issued in connection with the reinvestment of distributions	106,298	2,203,548	703,528	19,670,652
Redeemed	(767,180)	(16,756,037)	(1,078,080)	(27,258,549)
Net change	(219,583)	$(4,967,210)	(54,165)	$340,087
Class N
Issued from the sale of shares	9,639,101	$247,068,462	8,143,108	$239,198,836
Issued in connection with the reinvestment of distributions	1,325,324	32,139,099	7,685,869	249,252,745
Redeemed	(9,524,898)	(245,579,845)	(11,325,816)	(334,588,076)
Net change	1,439,527	$33,627,716	4,503,161	$153,863,505
Increase from capital share transactions	1,921,447	$45,491,029	7,525,862	$261,184,927

	Year Ended September 30, 2023		Year Ended September 30, 2022
Small Cap Value Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	1,324,531	$31,971,280	1,638,952	$45,506,016
Issued in connection with the reinvestment of distributions	1,479,594	33,157,704	2,209,266	63,052,444
Redeemed	(6,693,582)	(160,024,024)	(3,438,164)	(92,106,055)
Net change	(3,889,457)	$(94,895,040)	410,054	$16,452,405
Retail Class
Issued from the sale of shares	142,091	$3,321,439	118,433	$3,328,950
Issued in connection with the reinvestment of distributions	360,879	7,859,942	535,511	14,897,926
Redeemed	(463,598)	(10,809,533)	(687,758)	(19,095,126)
Net change	39,372	$371,848	(33,814)	$(868,250)
Admin Class
Issued from the sale of shares	18,912	$402,032	41,072	$1,112,201
Issued in connection with the reinvestment of distributions	44,560	890,318	64,887	1,673,437
Redeemed	(126,310)	(2,691,370)	(93,082)	(2,413,386)
Net change	(62,838)	$(1,399,020)	12,877	$372,252
Class N
Issued from the sale of shares	214,302	$5,164,913	719,077	$21,151,505
Issued in connection with the reinvestment of distributions	375,730	8,423,867	687,544	19,629,374
Redeemed	(1,201,179)	(29,327,375)	(1,580,215)	(42,353,412)
Net change	(611,147)	$(15,738,595)	(173,594)	$(1,572,533)
Increase (decrease) from capital share transactions	(4,524,070)	$(111,660,807)	215,523	$14,383,874
| 44

Notes to Financial Statements (continued)
September 30, 2023
10.Capital Shares (continued).

	Year Ended September 30, 2023		Year Ended September 30, 2022
Small/Mid Cap Growth Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	1,806,894	$20,331,352	6,066,124	$75,764,451
Issued in connection with the reinvestment of distributions	—	—	493,838	7,348,311
Redeemed	(1,093,292)	(12,121,065)	(882,881)	(10,629,212)
Net change	713,602	$8,210,287	5,677,081	$72,483,550
Class N
Issued from the sale of shares	1,539,241	$16,805,054	4,203,057	$60,895,993
Issued in connection with the reinvestment of distributions	—	—	60,520	901,138
Redeemed	(281,892)	(3,176,860)	(348,878)	(4,183,688)
Redeemed in-kind (Note 11)	(3,453,242)	(40,126,667)	—	—
Net change	(2,195,893)	$(26,498,473)	3,914,699	$57,613,443
Increase (decrease) from capital share transactions	(1,482,291)	$(18,288,186)	9,591,780	$130,096,993
11.Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Small/Mid Cap Growth Fund realized a gain of $3,963,912 on a redemption-in-kind during the year ended September 30, 2023. This amount is included in realized gain (loss) on the Statements of Operations.
45 |

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2023
We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.
| 46

2023 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2023, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:
Fund	Qualifying Percentage
Small Cap Value Fund	83.39%
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV.
Fund
Small Cap Value Fund
Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2023, unless subsequently determined to be different.
Fund	Amount
Small Cap Growth Fund	$61,669,247
Small Cap Value Fund	48,590,022
47 |

Trustee and Officer Information
The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles Funds at 800-633-3330.
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail); Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member and Governance Committee Member	Retired	52 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	52 None
Significant experience on
the Board and on the
boards of other business
organizations; experience
as President of the
University of
Massachusetts;
government experience
(including as a member
of the U.S. House of
Representatives);
academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	52 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
| 48

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (chemicals and biofuels)
Significant experience on
the Board; financial
services industry and
executive experience
(including roles as Chief
Executive Officer of
client management and
asset servicing for a
banking and financial
services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Contract Review Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as President and Chief Executive Officer for an investment adviser)
Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member
Managing Director of
Accordia Partners, LLC
(real estate development);
President of Primary
Corporation (real estate
development); Managing
Principal of Merrick
Capital Partners
(infrastructure finance)

52
Advisor/Risk
Management
Committee, Eastern
Bank (bank); Director,
Apartment Investment
and Management
Company (real estate
investment trust);
formerly, Director, Ares
Commercial Real Estate
Corporation (real estate
investment trust)
Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
49 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	52 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	52 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]
The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway
Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]
Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President, Chief Executive
Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]
Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President and Chief Executive
Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

| 50

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Officers of the Trusts
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022
Senior Vice President, Natixis Advisors, LLC and
Natixis Distribution, LLC; formerly, Vice President,
Natixis Advisors, LLC and Natixis Distribution, LLC;
Assistant Treasurer of the Fund Complex; Managing
Director, State Street Bank and Trust Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022
Executive Vice President, General Counsel and
Secretary, Natixis Advisors, LLC and Natixis
Distribution, LLC; formerly, Executive Vice President
and Chief Compliance Officer of Natixis Investment
Managers (March 2019 – May 2022) and Senior Vice
President and Head of Compliance, U.S. for Natixis
Investment Managers (July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]
Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]
Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC,
Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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LOOMIS SAYLES FUNDS
Loomis Sayles Funds, a Boston-based family of mutual funds advised by Loomis, Sayles & Company, L.P., offers a range of fixed income and equity investments to fit the goals of the most demanding investor. Investment minimums and a pricing structure that includes multiple share classes make the funds suitable investments for individual investors, retirement plan participants, high net worth individuals and small institutions, including endowments and foundations.
PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:
•  Net asset values, yields, distribution information, fund information and fund literature
•  Speak to a customer service representative regarding new or existing accounts
Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Please visit www.loomissayles.com or call 800-633-3330 for a prospectus and a summary prospectus, if available, containing this and other information.
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must be in writing, signed by the shareholder, including the shareholder’s name and address, and should identify the fund(s), account number, class of shares, and number of shares held in the fund(s) as of a recent date.
or by email at:
secretaryofthefunds@natixis.com
Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, social security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

Exp. 11/30/24
6031442.1.1
M-LSEFA-0923

(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter Smail, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/21- 9/30/22	10/1/22- 9/30/23	10/1/21- 9/30/22	10/1/22- 9/30/23	10/1/21- 9/30/22	10/1/22- 9/30/23	10/1/21- 9/30/22	10/1/22- 9/30/23
Loomis Sayles Funds II — Loomis Sayles Credit Income Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund	$268,783	$276,847	$3,489	$3,713	$71,349	$47,739	$—	$—

1.	Audit-related fees consist of:

2022 & 2023 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2022 & 2023 – review of Registrant’s tax returns

2022 - filings with the French tax authorities to reclaim taxes withheld on dividend income received from French resident companies

Aggregate fees billed to the Registrant for non-audit services during 2022 and 2023 were $74,838 and $51,452, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/21- 9/30/22	10/1/22- 9/30/23	10/1/21- 9/30/22	10/1/22- 9/30/23	10/1/21- 9/30/22	10/1/22- 9/30/23
Control Affiliates	$—	$—	$—	$—	$50,000	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/21-9/30/22	10/1/22-9/30/23
Control Affiliates	$50,000	$—

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2023

By:	/s/ Matthew Block

Name:	Matthew Block
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 21, 2023